As filed with the Securities and Exchange Commission on January 19, 2023

Registration No. 333-268153

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

Crescent Capital BDC, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Blvd.

Suite 2000

Los Angeles, California 90025

(Address of Principal Executive Offices)

(310) 235-5900

(Area Code and Telephone Number)

Jason Breaux

President and Chief Executive Officer

Crescent Capital BDC, Inc.

650 Madison Avenue

23rd Floor

New York, NY 10022

(Name and Address of Agent for Service)

Copies to:

Monica J. Shilling, P.C. Erin M. Lett H. Thomas Felix Kirkland & Ellis LLP 2049 Century Park East, Suite 3700 Los Angeles, CA 90067 Telephone: (310) 552-4200 Fax: (310) 552-5900	Christopher Healey Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001 Telephone: (202) 636-5500 Fax: (202) 636-5502

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. CCAP may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.

PRELIMINARY—SUBJECT TO COMPLETION—DATED JANUARY 19, 2023

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

500 Boylston Street, Suite 1200,

Boston, MA 02116

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

[●], 2023

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of First Eagle Alternative Capital BDC, Inc., a Delaware corporation (“FCRD”), to be held in-person on March 7, 2023, at 11:00 a.m., Eastern Time, at the offices of FCRD, located at 500 Boylston Street, Suite 1200, Boston, MA 02116.

The notice of special meeting and the proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting, you will be asked to:

(i)

adopt the Agreement and Plan of Merger, dated as of October 3, 2022 (as may be amended from time to time, the “Merger Agreement”), by and among Crescent Capital BDC, Inc. (“CCAP”), Echelon Acquisition Sub, Inc. (“Acquisition Sub”), Echelon Acquisition Sub LLC (“Acquisition Sub 2”), FCRD, and Crescent Cap Advisors, LLC (“CCAP Advisor”), and approve the transactions contemplated thereby, including the Mergers (as defined below) (such proposal collectively, the “Merger Proposal”); and

(ii)

approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (such proposal, the “FCRD Adjournment Proposal” and together with the Merger Proposal, the “FCRD Proposals”).

FCRD and CCAP are proposing a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into FCRD, with FCRD continuing as the surviving company (the “First Merger”) and a wholly owned subsidiary of CCAP. Subsequently, FCRD, as the surviving company, will merge with and into Acquisition Sub 2, with Acquisition Sub 2 continuing as the surviving company and a wholly owned subsidiary of CCAP (the “Second Merger” and together with the First Merger, the “Mergers”).

Under the Merger Agreement, on the date which is two days prior to the closing date of the Mergers (the closing date of the Mergers is herein referred to as the “Closing Date“) (the “Determination Date”), each of CCAP and FCRD will deliver to the other a calculation of its estimated net asset value (“NAV”) as of 5:00 p.m. New York City time as of the Determination Date, in each case, as approved by the Board of Directors of FCRD (the “FCRD Board”) or the Board of Directors of CCAP (the “CCAP Board”), as applicable, calculated in good faith and based on certain agreed upon assumptions and methodologies, and applying certain agreed upon adjustments (such calculation with respect to FCRD, the “Closing FCRD Net Asset Value,” and such calculation with respect to CCAP, the “Closing CCAP Net Asset Value”). FCRD and CCAP will update and redeliver such calculations in the event of any material changes between the Determination Date and the Closing Date or if needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the date and time when the First Merger becomes effective (the “Effective Time”).

Subject to the terms and conditions of the Merger Agreement, at the closing of the First Merger (the “Closing”), CCAP will issue, in respect of all of the issued and outstanding shares of common stock, par value $0.001 per share, of FCRD (“FCRD Common Stock”) (excluding shares held by subsidiaries of FCRD or held, directly or indirectly, by CCAP or Acquisition Sub (“Cancelled Shares”)), in the aggregate, a number of shares of common stock, par value $0.001 per share, of CCAP (“CCAP Common Stock”) equal to 19.99% of the number of shares of CCAP Common Stock issued and outstanding on October 3, 2022 (the “Aggregate Share Consideration”). On the Determination Date, CCAP shall deliver to FCRD a calculation of the amount by which

FCRD’s net asset value exceeds the value of the Aggregate Share Consideration (the “Parent Cash Consideration”), as described in the Merger Agreement. The aggregate amount of cash to be paid to FCRD Stockholders shall be an amount equal to the Parent Cash Consideration.

Each person who as of the Effective Time is a record holder of shares of FCRD Common Stock will be entitled, with respect to all or any portion of such shares, to make an election (an “Election”) to receive payment for their shares of FCRD Common Stock in cash, subject to the conditions and limitations set forth in the Merger Agreement. Any record holder of shares of FCRD Common Stock at the record date who does not make an Election will be deemed to have elected to receive payment for their shares of FCRD Common Stock in the form of CCAP Common Stock. For the purpose of making Elections, a record holder of FCRD Common Stock that is a registered clearing agency and which holds legal title on behalf of multiple ultimate beneficial owners shall be entitled to submit elections as if each ultimate beneficial owner were a record holder of FCRD Common Stock.

Each share of FCRD Common Stock (other than a Cancelled Share) with respect to which an Election has been made will be converted into the right to receive an amount in cash equal to the Per Share NAV (as defined below), subject to those adjustments described in the accompanying proxy statement/prospectus under “Questions and Answers About the Special Meeting and the Mergers—Questions and Answers About the Mergers—What will FCRD Stockholders Receive in the Mergers?” and “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations,” as well as the right to receive an additional amount in cash equal to the applicable ratable portion of the CCAP Advisor Cash Consideration (as defined below).

Each share of FCRD Common Stock (other than a Cancelled Share) with respect to which an Election has not been made will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of CCAP Common Stock equal to the Exchange Ratio, subject to those adjustments described in the accompanying proxy statement/prospectus under “Questions and Answers About the Special Meeting and the Mergers—Questions and Answers About the Mergers—What will FCRD Stockholders Receive in the Mergers?” and “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations,” as well as the right to receive an amount in cash equal to the applicable ratable portion of the CCAP Advisor Cash Consideration.

The “Per Share NAV” shall mean an amount in cash equal to the Closing FCRD Net Asset Value per share.

The “Exchange Ratio” means the quotient (rounded to four decimal places) of (i) the FCRD Per Share NAV divided by (ii) the CCAP Per Share NAV, as may be adjusted pursuant to the Merger Agreement.

Furthermore, as additional consideration to the holders of shares of FCRD Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), CCAP Advisor will pay or cause to be paid to such holders an aggregate amount in cash equal to $35 million (the “CCAP Advisor Cash Consideration”).

The market value of the merger consideration will fluctuate with changes in the market price of CCAP Common Stock. The FCRD Board urges you to obtain current market quotations of CCAP Common Stock. CCAP Common Stock trades on Nasdaq under the ticker symbol “CCAP.” The following table shows the closing sale prices of CCAP Common Stock, as reported on Nasdaq on October 3, 2022, the last trading day before the execution of the Merger Agreement, and on [●], 2023, the last trading day before printing this document.

	Common Stock CCAP
Closing Sales Price at October 3, 2022		$14.89
Closing Sales Price at [●], 2023	$	[	●]

Your vote is extremely important. At the Special Meeting, you will be asked to vote on the Merger Proposal and, if necessary or appropriate, the FCRD Adjournment Proposal. The approval of the Merger Proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of FCRD Common Stock entitled to vote at the Special Meeting. You also may be asked to vote to approve the FCRD Adjournment Proposal. The approval of the FCRD Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of FCRD Common Stock present in person or represented by proxy and entitled to vote on the FCRD Adjournment Proposal at the Special Meeting, whether or not a quorum is present.

Abstentions will have the same effect as votes “against” the Merger Proposal. Abstentions will have the same effect as a vote “against” approval of the FCRD Adjournment Proposal. We expect each proposal will be a non-routine matter, and accordingly, we do not expect that any broker non-votes to occur at the Special Meeting. The failure of beneficial owners owning shares through a broker, bank, trustee or other nominee to provide voting instructions with respect to such shares will have the same effect as votes “against” the Merger Proposal and will have no effect on the voting outcome of the FCRD Adjournment Proposal. Broker non-votes will have no effect on the voting outcome of the FCRD Adjournment Proposal.

After careful consideration, on the unanimous recommendation of a special committee (the “Special Committee”) of the FCRD Board comprised solely of certain independent directors of the FCRD Board, the FCRD Board approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and recommends that FCRD Stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the FCRD Adjournment Proposal. You can submit a proxy to vote for the FCRD Proposals by following the instructions on the enclosed proxy card and submitting a proxy by Internet or telephone or by signing, dating and returning the proxy card in the postage-paid envelope provided.

It is important that your shares be represented at the Special Meeting. You have the right to receive notice of, and to vote at, the Special Meeting, or any adjournments and postponements of Special Meeting, if you were a stockholder of record of FCRD Common Stock at the close of business on January 19, 2023. Each FCRD Stockholder is invited to attend the Special Meeting. You or your proxyholder will be able to attend the Special Meeting in-person to vote and submit questions. The Special Meeting will be held at the offices of FCRD, located at 500 Boylston Street, Suite 1200, Boston, MA 02116. Please follow the instructions on the enclosed proxy card and authorize a proxy via the Internet, by telephone or by mail to vote your shares. FCRD encourages you to submit a proxy to vote via the Internet as it saves FCRD significant time and processing costs. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee, or how to obtain a proxy from your broker, bank, trustee or nominee, to vote your shares at the Special Meeting. Voting by proxy does not deprive you of your right to participate in-person at the Special Meeting.

This proxy statement/prospectus describes the Special Meeting, the Mergers, and the documents related to the Mergers (including the Merger Agreement) that FCRD Stockholders should review before voting on the Merger Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 31 and as otherwise incorporated by reference herein, for a discussion of the risks relating to the Mergers, CCAP and FCRD. FCRD files annual, quarterly and current reports, proxy statements and other information about itself with the SEC. FCRD maintains a website at www.firsteagle.com/FEACBDC and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available on or through its website. Information contained on FCRD’s website is not incorporated by reference into this proxy statement/prospectus, and you should not consider information contained on FCRD’s website to be part of this proxy statement/prospectus. You may also obtain such information, free of charge, and make stockholder inquiries by contacting FCRD in writing at 500 Boylston St., Suite 1200, Boston, MA 02116 Attention: Secretary, by calling collect at (800) 450-4424 or by sending an e-mail to sabrina.carlson@firsteagle.com. The SEC also maintains a website at http://www.sec.gov that contains such information.

Sincerely yours, SABRINA RUSNAK-CARLSON, General Counsel, Secretary and Interim Chief Compliance Officer of FCRD

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of CCAP Common Stock to be issued under this proxy statement/prospectus or determined if this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on March 7, 2023: FCRD’s proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

The date of the accompanying proxy statement/prospectus is [●], 2023 and it is first being mailed or otherwise delivered to FCRD Stockholders on or about [●], 2023.

First Eagle Alternative Capital BDC, Inc.	Crescent Capital BDC, Inc.

500 Boylston St., Suite 1200	11100 Santa Monica Blvd., Suite 2000

Boston, Massachusetts 02116	Los Angeles, California 90025

(800) 450-4424	(310) 235-5900

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

500 Boylston St., Suite 1200

Boston, MA 02116

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON March 7, 2023

NOTICE OF 2022 SPECIAL MEETING OF STOCKHOLDERS

500 Boylston Street, Suite 1200,

Boston, MA 02116

March 7, 2023, at 11:00 a.m., Eastern Time

Notice is hereby given to the holders of shares of common stock (“FCRD Stockholders”) of First Eagle Alternative Capital BDC, Inc., a Delaware corporation (“FCRD”), that:

A Special Meeting of Stockholders of FCRD (the “Special Meeting”) will be held in-person on March 7, 2023, at 11:00 a.m., Eastern Time, at the offices of FCRD, located at 500 Boylston Street, Suite 1200, Boston, MA 02116, for the following purposes:

(i)

to adopt the Agreement and Plan of Merger, dated as of October 3, 2022 (as may be amended from time to time, the “Merger Agreement”), by and among Crescent Capital BDC, Inc. (“CCAP“), Echelon Acquisition Sub, Inc. (“Acquisition Sub“), Echelon Acquisition Sub LLC (“Acquisition Sub 2“), FCRD, and Crescent Cap Advisors, LLC (“CCAP Advisor”), and approve the transactions contemplated thereby, including the Mergers (as defined below) (such proposal collectively, the “Merger Proposal”);

(ii)

to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (such proposal, the “FCRD Adjournment Proposal” and together with the Merger Proposal, the “FCRD Proposals”).

FCRD and CCAP are proposing a merger and related transactions pursuant to the Merger Agreement in which Acquisition Sub would merge with and into FCRD, with FCRD continuing as the surviving company and a wholly owned subsidiary of CCAP (the “First Merger”). Subsequently, FCRD, as the surviving company, will merge with and into Acquisition Sub 2, with Acquisition Sub 2 continuing as the surviving company and a wholly owned subsidiary of CCAP (the “Second Merger” and together with the First Merger, the “Mergers”).

ON THE UNANIMOUS RECOMMENDATION OF A SPECIAL COMMITTEE (THE “SPECIAL COMMITTEE”) OF THE BOARD OF DIRECTORS OF FCRD (THE “FCRD BOARD”) COMPRISED SOLELY OF CERTAIN INDEPENDENT DIRECTORS OF THE FCRD BOARD, THE FCRD BOARD APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGERS, AND THE FCRD BOARD RECOMMENDS THAT FCRD STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL AND, IF NECESSARY OR APPROPRIATE, “FOR” THE FCRD ADJOURNMENT PROPOSAL.

Enclosed is a copy of the proxy statement/prospectus and proxy card. You have the right to receive notice of, and to vote at, the Special Meeting, or any adjournments and postponements of Special Meeting, if you were a stockholder of record of FCRD Common Stock at the close of business on January 19, 2023 (the “FCRD Record Date”). A list of these stockholders will be open for examination by any FCRD Stockholder for any purpose germane to the Special Meeting for a period of ten days prior to the Special Meeting at FCRD’s principal executive office at 500 Boylston Street, Suite 1200, Boston, MA 02116.

Each FCRD Stockholder is invited to attend the Special Meeting. You or your proxyholder will be able to attend the Special Meeting in-person and may vote and submit questions at the Special Meeting.

If you are a beneficial owner of shares that are held in “street name,” that is they are registered in the name of your broker, bank, trustee or other nominee, you should have received a notice containing voting instructions from your nominee rather than from FCRD. You should follow the voting instructions in the notice to ensure that your vote is counted. Many brokers and banks participate in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a broker or bank participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the website or telephone number shown on the instruction form provided to you by your nominee.

In order to vote at the Special Meeting, or any adjournments and postponements of Special Meeting, you must either be a stockholder of record of FCRD Common Stock as of the FCRD Record Date, or you must be a beneficial holder as of the FCRD Record Date and obtain a legal proxy from your broker, bank, trustee, or other nominee. FCRD Stockholders of record will have the opportunity to vote electronically at the Special Meeting after they have checked into the Special Meeting as described above and in the proxy statement/prospectus. If you are a beneficial holder, you must request a legal proxy from your nominee in sufficient time so that it can be obtained, completed and submitted by you and received by FCRD in advance of the Special Meeting.

The meeting will begin promptly at 11:00 a.m., Eastern Time, on March 7, 2023. The Special Meeting will be held at the offices of FCRD, located at 500 Boylston Street, Suite 1200, Boston, MA 02116.

Whether or not you plan to participate in the Special Meeting, FCRD encourages you to vote your shares by following the instructions provided on the enclosed proxy card and voting by Internet or telephone or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Your vote is extremely important to FCRD. In the event there are insufficient votes for a quorum or to approve the Merger Proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by FCRD.

The Mergers and the Merger Agreement are each described in more detail in this proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the Merger Agreement is attached as Annex A to this proxy statement/prospectus.

By Order of the Board of Directors,

SABRINA RUSNAK-CARLSON,
General Counsel, Secretary and Interim Chief Compliance Officer of FCRD

Boston, Massachusetts

[●], 2023

To ensure proper representation at the Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via the Internet or telephone, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the Special Meeting, you still may participate in the Special Meeting.

ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by Crescent Capital BDC, Inc., a Maryland corporation (“CCAP”) (File No. 333-268153), constitutes a prospectus of CCAP, under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of CCAP common stock, $0.001 par value per share (“CCAP Common Stock”), to be issued to the holders (“FCRD Stockholders”) of shares of common stock, par value $0.001 per share (“FCRD Common Stock”), of First Eagle Alternative Capital BDC, Inc., a Delaware corporation (“FCRD”), pursuant to the Agreement and Plan of Merger, dated as of October 3, 2022 (as may be amended from time to time, the “Merger Agreement”), by and among CCAP, FCRD, Echelon Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of CCAP (“Acquisition Sub”), Echelon Acquisition Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of CCAP (“Acquisition Sub 2”), and Crescent Cap Advisors, LLC, a Delaware limited liability company and the external investment adviser to CCAP (“CCAP Advisor”). Pursuant to the Merger Agreement, Acquisition Sub will merge with and into FCRD (the “First Merger”), with FCRD continuing as the surviving corporation and as a wholly-owned subsidiary of CCAP. Subsequently, FCRD, as the surviving corporation, will merge with and into Acquisition Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Acquisition Sub 2 continuing as the surviving company and as a wholly-owned subsidiary of CCAP.

This document also constitutes a proxy statement of FCRD under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to the Special Meeting of Stockholders of FCRD (the “Special Meeting”), at which FCRD Stockholders will be asked to vote upon the Merger Proposal (as defined below) and, if necessary or appropriate, the Adjournment Proposal (as defined below).

You should rely only on the information contained in this proxy statement/prospectus in determining whether to make an Election. No one has been authorized to provide you with information that is different from that contained in this proxy statement/prospectus. This proxy statement/prospectus is dated                , 2023. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date. Neither any mailing of this proxy statement/prospectus to FCRD Stockholders nor the issuance of CCAP Common Stock in connection with the Mergers will create any implication to the contrary.

This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this proxy statement/prospectus regarding CCAP has been provided by CCAP and information contained in this proxy statement/prospectus regarding FCRD has been provided by FCRD.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGERS

The questions and answers below highlight only selected information from this proxy statement/prospectus. They do not contain all of the information that may be important to you. You should carefully read this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Mergers) and the voting procedures for the Special Meeting.

Questions and Answers about the Special Meeting

Why am I receiving these materials?

A:

FCRD is furnishing these materials to FCRD Stockholders in connection with the solicitation of proxies by the board of directors of FCRD (the “FCRD Board”) for use at the Special Meeting to be held at 11:00 a.m., Eastern Time, on March 7, 2023, at the offices of FCRD, located at 500 Boylston Street, Suite 1200, Boston, MA 02116, and any adjournments or postponements thereof.

This proxy statement/prospectus and the accompanying materials are being sent to stockholders of record of FCRD as of the record date for the Special Meeting on or about January 19, 2023, and are available at www.proxyvote.com.

Q:	What items will be considered and voted on at the Special Meeting?

A:

At the Special Meeting, FCRD Stockholders will be asked to: (i) adopt the Merger Agreement and approve the transactions contemplated thereby, including the Mergers (such proposal, the “Merger Proposal”); and (ii) approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal (such proposal, the “FCRD Adjournment Proposal” and together with the Merger Proposal, the “FCRD Proposals”). No other matters will be acted upon at the Special Meeting without further notice.

Q:	How does the FCRD Board recommend voting on the FCRD Proposals at the Special Meeting?

A:

The FCRD Board, based on the unanimous recommendation of the special committee of the FCRD Board (the “Special Committee”) comprised solely of certain independent directors of the FCRD Board who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act“), of FCRD (the “FCRD Independent Directors”), approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and the FCRD Board recommends that FCRD Stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the FCRD Adjournment Proposal.

Q:	If I am an FCRD Stockholder, what is the “Record Date” and what does it mean?

A:

The record date for the Special Meeting is January 19, 2023 (the “FCRD Record Date“). The FCRD Record Date was established by the FCRD Board, and only holders of record of shares of FCRD Common Stock at the close of business on the FCRD Record Date are entitled to receive notice of, and vote at, the Special Meeting or any adjournments and postponements of Special Meeting. As of the FCRD Record Date, there were 29,922,028 shares of FCRD Common Stock outstanding.

Q:	If I am an FCRD Stockholder, how many votes do I have?

A:	Each outstanding share of FCRD Common Stock held by a holder of record as of the FCRD Record Date has one vote on each matter to be considered at the Special Meeting.

Q:	If I am an FCRD Stockholder, how do I vote?

A:	If you are a shareholder of record of FCRD as of the record date you may vote your shares of common stock of FCRD on the matters presented at the Special Meeting by any of the following methods:

•	Vote by Internet: You may vote via the Internet 24 hours a day, seven days a week, by visiting www.proxyvote.com and following the instructions on your proxy card.

•	Vote by Telephone: You may vote via telephone 24 hours a day, seven days a week, by dialing the toll-free number on the instructions included on your proxy card and listening for further directions.

•	Vote by Mail: If you received a printed copy of this proxy statement/prospectus, you may complete the enclosed proxy card and sign, date and return it in the enclosed postage-paid envelope.

If you are a record holder of FCRD Common Stock, you may authorize a proxy to vote on your behalf by mail or electronically, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Special Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the recommendations of the FCRD Board. Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or telephone are shown on the enclosed proxy card.

If you hold shares of FCRD Common Stock in “street name” through a bank, broker, trustee, or other nominee, your bank, broker, trustee, or other nominee will send you separate instructions describing the procedure for voting your shares. If your shares of FCRD Common Stock are held in “street name,” you must obtain a legal proxy, executed in your favor, from the record holder of your shares, such as a bank, broker, trustee, or other nominee, to vote your shares in person at the Special Meeting. If a beneficial shareholder would like to attend the special meeting and cast a vote in person, they may do so by requesting a legal proxy from their bank or broker. Instructions for obtaining a legal proxy are also available at www.proxyvote.com.

Important notice regarding the availability of proxy materials for the Special Meeting. FCRD’s proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Q:	What if an FCRD Stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of FCRD Common Stock at the Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed, dated and returned without any directions given, the shares of FCRD Common Stock will be voted “FOR” each of the FCRD Proposals.

Q:	If I am an FCRD Stockholder, how can I change my vote or revoke a proxy after submission?

A:	If you are a stockholder of record, you can change your vote or revoke your proxy by:

•

delivering a written revocation notice in advance of the Special Meeting, which should be received before 11:59 p.m. Eastern Time on March 6, 2023 to ensure that it is received a sufficient time in advance of the Special Meeting, to FCRD’s Secretary, Sabrina Rusnak-Carlson, at First Eagle Alternative Credit, LLC, 500 Boylston St., Suite 1200, Boston, MA, 02116, Attention: Corporate Secretary;

•	submitting a subsequent proxy using the telephone or Internet before 11:59 p.m. Eastern Time on March 6, 2023 (your latest telephone or Internet proxy is the one that will be counted); or

•	attending and voting during the Special Meeting. Simply logging into the Special Meeting will not, by itself, revoke your proxy.

If you hold shares of FCRD Common Stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

Q:	If my shares of FCRD Common Stock are held in a broker-controlled account or in “street name,” will my broker vote my shares for me if I do not provide voting instructions?

A:

No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the Special Meeting.

Q:	What constitutes a “quorum” for the Special Meeting?

A:

The presence at the Special Meeting, in-person or represented by proxy, of the holders of a majority of the outstanding shares of FCRD Common Stock entitled to vote at the Special Meeting will constitute a quorum. Notwithstanding the foregoing, if a majority of the outstanding shares of FCRD Common Stock entitled to vote at the Special Meeting are not present in person or represented by proxy, the holders of one-third of such shares shall constitute a quorum to the extent permitted by applicable law. Abstentions will be treated as shares present for quorum purposes. Shares held by a broker, bank, trustee or nominee for which the broker, bank, trustee or nominee has not received voting instructions from the beneficial owner as to how to vote such shares and does not have discretionary authority to vote the shares on non-routine proposals will not be treated as shares present for quorum purposes.

Q:	What vote is required to approve each of the proposals being considered at the Special Meeting?

A:

The affirmative vote of the holders of a majority of the outstanding shares of FCRD Common Stock entitled to vote at the Special Meeting is required to approve the Merger Proposal. Abstentions and the failure of beneficial owners owning shares through a broker, bank, trustee or other nominee to provide voting instructions with respect to such shares will have the same effect as votes “against” the Merger Proposal.

The affirmative vote of the holders of a majority of the shares of FCRD Common Stock present in person or represented by proxy and entitled to vote on the FCRD Adjournment Proposal at the Special Meeting, whether or not a quorum is present, is required to approve the FCRD Adjournment Proposal. Abstentions will have the same effect as a vote “against” approval of the FCRD Adjournment Proposal. The failure of beneficial owners owning shares through a broker, bank, trustee or other nominee to provide voting instructions with respect to such shares will have no effect on the outcome of the FCRD Adjournment Proposal.

Q:	Do holders of shares of CCAP Common Stock (“CCAP Stockholders”) have a right to vote?

A:	No, the transaction is not required to be approved by CCAP Stockholders.

Q:	What will happen if the Merger Proposal being considered at the Special Meeting is not approved by the required vote?

A:

In the event that FCRD does not achieve a quorum or receives insufficient votes from FCRD Stockholders to approve the Merger Proposal, the Special Meeting may be postponed or adjourned as permitted under FCRD’s By-Laws in order to permit further solicitation of proxies.

If the Mergers do not close because FCRD Stockholders do not approve the Merger Proposal or any of the other conditions to the closing of the Mergers are not satisfied or, if legally permissible, waived, CCAP and FCRD will continue to operate independently under the management of their respective investment advisers, and CCAP’s and FCRD’s respective directors and officers will continue to serve in such roles until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. In addition, neither CCAP nor FCRD will benefit from the expenses incurred in their pursuit of the Mergers and, under certain circumstances, FCRD will be required to reimburse CCAP for its expenses incurred in connection with the Mergers, subject to a maximum reimbursement payment of $1,500,000.

Q:	How will the final voting results be announced?

A:

Preliminary voting results may be announced at the Special Meeting. Final voting results will be published by FCRD in a current report on Form 8-K within four business days after the date of the Special Meeting.

Q:	Are the proxy materials available electronically?

A:

FCRD has made the registration statement (of which this proxy statement/prospectus forms a part), the Notice of Special Meeting of Stockholders and the proxy card available to FCRD Stockholders on the Internet. Stockholders may (i) access and review the proxy materials of FCRD, (ii) authorize their proxies, as described in “The Special Meeting—Voting of Proxies” and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this proxy statement/prospectus forms a part), Notice of Special Meeting of Stockholders and the proxy card are available at www.proxyvote.com.

Pursuant to the rules adopted by the SEC, FCRD furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While FCRD encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of stockholder meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of FCRD Common Stock held by a broker or custodian, may request a printed set of proxy materials.

Q:	Will my vote make a difference?

A:

Yes. Your vote is needed to ensure that the FCRD Proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting stockholder votes.

Q:	Whom can I contact with any additional questions about the Special Meeting?

A:

FCRD Stockholders can contact FCRD by calling FCRD collect at (800) 450-4424, by sending an email to FCRD at sabrina.carlson@firsteagle.com, or by writing to FCRD at 500 Boylston St., Suite 1200, Boston, MA, 02116, Attention: Corporate Secretary, or by visiting FCRD’s website at www.firsteagle.com/FEACBDC.

Q:	Where can I find more information about CCAP and FCRD?

A:	You can find more information about CCAP and FCRD in the documents described under the section entitled “Where You Can Find More Information.”

Q:	What do I need to do now?

A:

CCAP and FCRD urge you to carefully read this entire document, including its annexes. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Mergers

Q:	What will happen in the Mergers?

A:

At the Effective Time (as defined below), Acquisition Sub will be merged with and into FCRD in the First Merger. As of the Effective Time, the separate corporate existence of Acquisition Sub will cease. FCRD will be the surviving corporation of the First Merger and will continue its existence as a corporation under the laws of the State of Delaware until the Second Merger. Subsequently, FCRD, as the surviving corporation in the First Merger, will merge with and into Acquisition Sub 2, with Acquisition Sub 2 as the surviving entity in the Second Merger and a wholly-owned subsidiary of CCAP.

Q:	What will FCRD Stockholders receive in the Mergers?

A:

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each FCRD Stockholder shall be entitled to receive with respect to each share of FCRD Common Stock owned by such FCRD Stockholder as of the Determination Date (as defined below) (excluding any shares held by subsidiaries of FCRD or held, directly or indirectly, by CCAP or Acquisition Sub (“Cancelled Shares”)) its portion of the Aggregate Merger Consideration (as defined below), which consists of (a) CCAP Common Stock valued at 100% of the CCAP Per Share NAV in an aggregate number equal to the Closing FCRD Net Asset Value (the “Aggregate Share Consideration”), up to a maximum of 19.99% of outstanding shares of CCAP Common Stock on October 3, 2022 (the “Share Issuance Cap”), (b) cash from CCAP for any amounts not paid in CCAP Common Stock due to the Share Issuance Cap (the “Parent Cash Consideration” and, together with the Aggregate Share Consideration, the “CCAP Aggregate Merger Consideration”) and (c) cash from CCAP Advisor in an amount equal to $35 million (the “CCAP Advisor Cash Consideration”). For more information, see “Description of the Merger Agreement—Merger Consideration” below.

Each person who as of the Effective Time is a record holder of shares of FCRD Common Stock shall be entitled, with respect to all or any portion of such shares, to make an election (an “Election”) to receive each such share’s portion of the CCAP Aggregate Merger Consideration (the “CCAP Merger Consideration”) in cash, subject to the conditions and limitations set forth in the Merger Agreement, including proration and reallocation such that CCAP will issue, in the aggregate, a number of shares of CCAP Common Stock not exceeding the Share Issuance Cap and pay, in the aggregate, an amount of cash not exceeding the Parent Cash Consideration. An “Electing Share” means a share of FCRD Common Stock with respect to which an Election has been effectively made, subject to the conditions and limitations set forth in the Merger Agreement, and not properly revoked or lost. If any record holder of shares of FCRD Common Stock, at the Election Deadline (as defined below), with respect to its shares of FCRD Common Stock, does not properly make an Election or such Election is properly revoked, such share of FCRD Common Stock shall be deemed to have elected to receive payment of the CCAP Merger Consideration for such share of FCRD Common Stock in the form of CCAP Common Stock (any such share, a “Non-Electing Share”). FCRD and CCAP will issue a joint press release at least 10 business days prior to the anticipated Closing Date announcing the anticipated Election Deadline. In addition, if the Aggregate Share Consideration Value (as defined below) is equal to or greater than the Closing FCRD Net Asset Value (as defined below), then each share of FCRD Common Stock shall be deemed to be a Non-Electing Share. For the purpose of making Elections, a record holder of FCRD Common Stock that is a registered clearing agency and whose legal title on behalf of multiple ultimate beneficial owners shall be entitled to submit elections as if each ultimate beneficial owner were a record holder of FCRD Common Stock.

Although the CCAP Aggregate Merger Consideration, which consists of the Aggregate Share Consideration and the Parent Cash Consideration, paid to FCRD Stockholders will equal, in the aggregate, the Closing FCRD Net Asset Value, the CCAP Merger Consideration to be received by an individual FCRD Stockholder for each share of FCRD Common Stock owned by such FCRD Stockholder may represent an implied market value per share less than the Closing FCRD Net Asset Value per share, depending on the Elections made by such FCRD Stockholder and Elections made by other FCRD Stockholders. However, as a result of certain limitations and adjustments pursuant to the terms of the Merger Agreement, including the adjustment mechanisms with respect to Electing Shares and Non-Electing Shares described in “Description of the Merger Agreement—Merger Consideration” and “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations,” each holder of shares of FCRD Common Stock that are issued and outstanding immediately prior to the Effective Time will receive the CCAP Merger Consideration approximately equal to the implied market value of the CCAP Merger Consideration received by other FCRD Stockholders at the Effective Time calculated on the basis of the market value of shares of CCAP Common Stock as of the Determination Date. See “Risk Factors—Risks Relating to the Mergers—The CCAP Merger Consideration received by an individual FCRD Stockholder may represent an implied market value per share less than the Closing FCRD Net Asset Value per share, and, depending on the Elections made by an FCRD Stockholder and Elections made by other FCRD Stockholders, the CCAP Merger Consideration received may represent a value per share higher or less than the consideration received by other FCRD Stockholders calculated on the basis of the Closing CCAP Net Asset Value.”

Q:	How do FCRD Stockholders select the type of the CCAP Merger Consideration that such stockholder prefers to receive?

A:

A form of election (each, a “Form of Election”) has been provided to record holders of FCRD Common Stock as of the FCRD Record Date. FCRD Stockholders who wish to elect to receive the CCAP Merger Consideration in cash for any or all shares of FCRD Common Stock held by such holder may indicate so on the Form of Election. If you hold your shares of FCRD Common Stock through a broker, bank, trustee or other nominee and wish to elect to receive the CCAP Merger Consideration in cash for any or all shares of FCRD Common Stock that you own beneficially, you must direct your intermediary accordingly by following the election instructions you receive from your broker, bank, trustee or other nominee.

FCRD will use its best efforts to make the Form of Election and this proxy statement/prospectus available to all persons who become record holders of FCRD Common Stock during the period between the FCRD Record Date and the Special Meeting. Any such FCRD Stockholder’s Election will be properly made only if the exchange agent (the “Exchange Agent”) has received at its designated office, by 5:00 p.m., New York City time, no later than the business day that is five business days preceding the closing date of the Mergers (the closing date of the Mergers is herein referred to as the “Closing Date”) (such deadline, the “Election Deadline”), a properly completed and signed Form of Election. FCRD and CCAP will issue a joint press release at least 10 business days prior to the anticipated Closing Date announcing the anticipated Election Deadline. If you hold your shares of FCRD Common Stock through a broker, bank, trustee or other nominee, the deadline to properly make an Election with respect to such shares of FCRD Common Stock will be set by such broker, bank, trustee or other nominee and may be prior to the Election Deadline. Please contact your broker, bank, trustee or other nominee for more information.

Q:	Can FCRD Stockholders change their election after the Form of Election has been submitted?

A:

Yes. Any Form of Election may be revoked by the FCRD Stockholder submitting such Form of Election to the Exchange Agent only by written notice received by the Exchange Agent (i) prior to 5:00 p.m., New York City time, on the Election Deadline or (ii) after the date of the Special Meeting, if the Exchange Agent is legally required to permit such revocations and the Effective Time has not occurred prior to such revocation. If you hold your shares of FCRD Common Stock through a broker, bank, trustee or other nominee, the process and deadline to revoke any election instruction provided to your intermediary will be established by such broker, bank, trustee or other nominee and may differ from the process and deadline set forth in the immediately preceding sentence. Please contact your broker, bank, trustee or other nominee for more information. In addition, all Forms of Election will automatically be revoked if the Exchange Agent is notified in writing by CCAP and FCRD that the First Merger has been abandoned. Any FCRD Stockholder who has revoked its Form of Election and has not submitted a separate Form of Election by the proper time on the Election Deadline will be deemed not to have made an Election, the shares held by such holder will be treated by the Exchange Agent as Non-Electing Shares.

The Exchange Agent will have discretion to determine whether or not an election to receive the CCAP Merger Consideration in cash has been properly made or revoked with respect to shares of FCRD Common Stock and when elections and revocations were received by it. If the Exchange Agent determines that any election to receive cash was not properly made with respect to a share of FCRD Common Stock, such share will be treated by the Exchange Agent as a Non-Electing Share. The Exchange Agent will also make all computations as to the allocation and the proration contemplated by the provisions of the Merger Agreement and any such computation will be conclusive and binding on the FCRD Stockholders. The Exchange Agent may, with the mutual agreement of CCAP and FCRD, make such rules as are consistent with the provisions of the Merger Agreement for the implementation of the Elections provided for therein as will be necessary or desirable fully to effect such Elections.

Q:	How will the Closing Net Asset Values of CCAP and FCRD be determined?

A:

Under the Merger Agreement, on the date which is two days prior to the Closing Date (the “Determination Date”), each of CCAP and FCRD will deliver to the other a calculation of its estimated net asset value (“NAV”) as of 5:00 p.m. New York City time as of the Determination Date (such calculation with respect to FCRD, the “Closing FCRD Net Asset Value,” and such calculation with respect to CCAP, the “Closing CCAP Net Asset Value”), in each case, including reasonable supporting detail, as approved by the board of directors of FCRD (the “FCRD Board”) or the board of directors of CCAP (the “CCAP Board”), as applicable, calculated in good faith and using the same assumptions and methodologies, and applying the same types of adjustments, as agreed by the parties in the Merger Agreement. FCRD and CCAP will update and redeliver the Closing FCRD Net Asset Value or the Closing CCAP Net Asset Value, respectively, and as reapproved by the FCRD Board or CCAP Board, as applicable, in the event that the Closing is subsequently materially delayed or there is a material change to such calculation between the Determination Date and the Closing (including without limitation any dividend declared after the Determination Date but prior to the Closing) or if needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the Effective Time. Based on such calculations, the parties will calculate (i) the “CCAP Per Share NAV,” which will be equal to (a) the Closing CCAP Net Asset Value divided by (b) the number of shares of CCAP Common Stock issued and outstanding as of the Determination Date, and (ii) the “FCRD Per Share NAV,” which will be equal to (x) the Closing FCRD Net Asset Value divided by (y) the number of shares of FCRD Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares).

Q:	Who is responsible for paying the expenses relating to completing the Mergers?

A:

In general, all fees and expenses incurred in connection with the Mergers will be paid by the party incurring such fees and expenses, whether or not the Mergers or any of the transactions contemplated in the Merger Agreement are consummated; provided that CCAP will pay all the fees and expenses in respect of the preparation, filing and mailing of this proxy statement/prospectus and the registration statement on Form N-14 (of which this proxy statement/prospectus forms a part) and the conduct of the Special Meeting. However, FCRD will be required to reimburse CCAP and its affiliates for all of their documented out-of-pocket fees and expenses incurred and payable by CCAP, Acquisition Sub or Acquisition Sub 2 or on their behalf in connection with the Merger Agreement and the transactions contemplated thereby, subject to a maximum reimbursement payment of $1,500,000, if the Merger Proposal is not approved by FCRD Stockholders at the Special Meeting in circumstances where FCRD has no obligation to pay to CCAP a termination fee. It is expected that CCAP will incur approximately $6.5 million and FCRD will incur approximately $4.5 million of fees and expenses in connection with completing the Mergers.

Q:	Will I receive distributions after the Mergers?

A:

Each FCRD Stockholder who holds Non-Electing Shares at the Effective Time (whether (a) by not having properly made an election to receive the CCAP Merger Consideration in cash or (b) due to each share of FCRD Common Stock being deemed a Non-Electing Share as a result of the Aggregate Share Consideration being equal to or greater than the Closing FCRD Net Asset Value) or who receives a portion of the CCAP Merger Consideration in shares of CCAP Common Stock pursuant to proration or reallocation as set forth in the Merger Agreement will become a stockholder of CCAP and will receive any future distributions paid to CCAP Stockholders with respect to shares of CCAP Common Stock received in the Mergers.

Following the Mergers, CCAP intends to continue to make distributions on a quarterly basis to CCAP Stockholders out of assets legally available for distribution. All distributions will be paid at the discretion of the CCAP Board and will depend on CCAP’s earnings, financial condition, maintenance of its status as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), compliance with applicable business development company (“BDC”) regulations and such other factors as the CCAP Board may deem relevant from time to time. CCAP cannot guarantee that it will pay distributions to stockholders in the future. For a history of the dividends and distributions paid by CCAP since January 1, 2020, see “Market Price Information—CCAP.” For a history of the dividends and distributions paid by FCRD since January 1, 2020, see “Market Price Information—FCRD.”

CCAP has adopted a dividend reinvestment plan that provides for reinvestment of CCAP’s distributions on behalf of CCAP’s stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the CCAP Board authorizes, and CCAP declares, a cash distribution, then CCAP Stockholders (including holders of CCAP Common Stock as a result of the Mergers) who have not “opted out” of the CCAP Plan will have their cash distributions automatically reinvested in additional shares of CCAP Common Stock, rather than receiving the cash. If a FCRD Stockholder currently receives dividend payments in cash, and receives CCAP Common Stock as a result of the Mergers, such stockholder will be required to “opt out” of CCAP’s dividend reinvestment plan following the Mergers to continue to receive dividend payments in cash. See “CCAP Dividend Reinvestment Plan” for additional information regarding the CCAP Plan and for instructions as to how to “opt out” of the CCAP Plan.

Q:	Are the Mergers subject to any third-party consents?

A:

Under the Merger Agreement, FCRD and CCAP have agreed to cooperate with each other and use their respective reasonable best efforts to obtain all necessary actions or non-actions, consents and approvals from third parties to consummate the transactions contemplated by the Merger Agreement, including the First Merger, and to make all necessary and to take all reasonable steps as may be necessary to obtain third party approvals to consummate the transactions contemplated by the Merger Agreement, including the First Merger. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

Q:	How does CCAP’s investment objective, strategy and risks differ from FCRD’s?

A:

CCAP and FCRD have substantially similar risks as each focuses on making debt investments in middle market companies. In addition, there are no material differences in the accounting, taxation or valuation policies of CCAP and FCRD.

CCAP’s investment objective is to maximize the total return to CCAP’s stockholders in the form of current income and capital appreciation through debt and related equity investments. CCAP invests primarily in secured debt (including first lien, unitranche first lien, and second-lien debt) and unsecured debt (including mezzanine and subordinated debt), as well as related equity securities of private U.S. middle-market companies. CCAP may purchase interests in loans or make debt investments, either (i) directly from CCAP’s target companies as primary market or private credit investments (i.e., private credit transactions), or (ii) primary or secondary market bank loan or high yield transactions in the broadly syndicated “over-the-counter” market (i.e., broadly syndicated loans and bonds). Although CCAP’s focus is to invest in less liquid private credit transactions, CCAP may from time to time invest in more liquid broadly syndicated loans to complement CCAP’s private credit transactions.

FCRD’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. FCRD is a direct lender to middle market companies that invests primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, FCRD also makes second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. FCRD’s first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. FCRD also provides advisory services to managed funds.

While the investment objectives and policies of CCAP and FCRD are similar, CCAP generally defines “middle-market companies” to cover larger companies (companies that have an annual EBITDA of $10 million to $250 million) than FCRD (companies that have an annual EBITDA of $5 million to $25 million). Thus, while both CCAP and FCRD face the same risks relating to investments in middle-market companies, these risks may be magnified for FCRD given the smaller average size of its portfolio companies.

Neither CCAP nor FCRD will be required to reposition its portfolio prior to the Mergers. Over time, CCAP expects to rotate certain of the investments acquired in the Mergers in the ordinary course of the Company’s investing activities.

Q:	How will the combined company be managed following the Mergers?

A:

Acquisition Sub 2, the surviving company resulting from the Mergers, will be a wholly-owned subsidiary of CCAP, subject to the management of CCAP Advisor under the direction of the CCAP Board, and FCRD Common Stock will no longer be publicly traded. The directors of CCAP immediately prior to the Mergers will remain the directors of CCAP and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The officers of CCAP immediately prior to the Mergers will remain the officers of CCAP and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Mergers, CCAP will continue to be managed by CCAP Advisor, and there are not expected to be any material changes in CCAP’s investment objective or strategy. The investments of FCRD held immediately prior to the Mergers will be held by Acquisition Sub 2 after consummation of the Mergers. See “The Mergers—Interests of Certain Persons Related to FCRD in the Mergers” for information regarding the transition services agreement between CCAP Advisor and FCRD Advisor pursuant to which FCRD Advisor will provide certain consulting services to CCAP Advisor relating to FCRD’s existing investment portfolio subsequent to the Closing Date.

Q:	Are FCRD Stockholders able to exercise appraisal rights in connection with the Mergers?

A:

Yes. FCRD Stockholders and “beneficial owners” (as defined in Section 262 of the Delaware General Corporation Law (the “DGCL”)) will be entitled to exercise appraisal rights with respect to the First Merger in accordance with Section 262 of the DGCL. For more information, see “Appraisal Rights of FCRD Stockholders and Beneficial Owners” and “Description of the Merger Agreement—Appraisal Rights.”

Q:	When do the parties expect to complete the Mergers?

A:

While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, CCAP and FCRD are working to complete the Mergers in the first quarter of 2023. It is currently expected that the Mergers will be completed promptly following receipt of the FCRD Stockholder Approval (as defined below) at the Special Meeting, along with the satisfaction or (to the extent legally permissible) waiver of the other closing conditions set forth in the Merger Agreement.

Q:	Are the Mergers expected to be taxable to FCRD Stockholders?

A:

Subject to the discussion below, the Mergers, taken together, may qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Mergers qualify as a reorganization for U.S. federal income tax purposes, U.S. stockholders (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers”) who receive a combination of shares of CCAP Common Stock and cash, other than cash in lieu of a fractional share of CCAP Common Stock, in exchange for their FCRD Common Stock, will recognize gain (but not loss) in an amount equal to the lesser of (i) the amount by which the sum of the fair market value of the shares of CCAP Common Stock and cash (other than cash received in lieu of a fractional share of CCAP Common Stock) received by such holder in exchange for its shares of FCRD Common Stock (such cash including the holder’s share of the Parent Cash Consideration and possibly, as discussed below, the holder’s share of the CCAP Advisor Cash Consideration) exceeds such holder’s adjusted basis in its shares of FCRD Common Stock, and (ii) the amount of cash (other than cash received in lieu of a fractional share of CCAP Common Stock) received by such holder in exchange for its shares of FCRD Common Stock (such cash including the holder’s share of the Parent Cash Consideration and possibly, as discussed below, the holder’s share of the CCAP Advisor Cash Consideration). A U.S. stockholder will also recognize gain or loss attributable to any cash received in lieu of a fractional share of CCAP Common Stock in an amount equal to the difference between the amount of cash received and the portion of the basis of the CCAP Common Stock received that is deemed allocable to the fractional share. Generally, any gain recognized upon the exchange will be capital gain, and any such capital gain will be long-term capital gain if the holding period for such shares of FCRD Common Stock is more than one year. Depending on certain facts specific to you, gain could instead be characterized as ordinary dividend income.

With respect to the CCAP Advisor Cash Consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the CCAP Advisor Cash Consideration are not entirely clear. CCAP, CCAP Advisor and the Exchange Agent intend to take the position that a U.S. stockholder’s share of the CCAP Advisor Cash Consideration received by such holder is treated as additional merger consideration. It is possible, however, that the Internal Revenue Service (the “IRS”) would assert a contrary position that the U.S. stockholder’s share of the CCAP Advisor Cash Consideration should be treated as taxable ordinary income and not as cash received in exchange for such holder’s FCRD Common Stock. In addition, given the uncertain tax treatment of the CCAP Advisor Cash Consideration, CCAP Advisor or the Exchange Agent, or any other applicable withholding agent, may withhold tax at a rate of 30% from the portion of the CCAP Advisor Cash Consideration paid to a non-U.S. stockholder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers”), unless the non-U.S. stockholder establishes its eligibility for a reduced treaty rate or an exemption.

In addition, the Mergers will not qualify as a reorganization if the fair market value of the CCAP Common Stock received by FCRD Stockholders in the Mergers does not equal or exceed 40% of the aggregate consideration. As noted below under “Description of the Merger Agreement—Merger Consideration,” subject to the terms and conditions of the Merger Agreement, upon completion of the Mergers, each FCRD Stockholder will receive, in exchange for each share of FCRD Common Stock (excluding Cancelled Shares), its portion of the Aggregate Merger Consideration consisting of (a) the Aggregate Share

Consideration, up to the Share Issuance Cap, (b) the Parent Cash Consideration and (c) the CCAP Advisor Cash Consideration. The amount of CCAP Common Stock and cash to be transferred in the Mergers is subject to adjustments.

If the Mergers do not qualify as a reorganization, U.S. stockholders will be treated as having sold their FCRD Common Stock in a taxable sale and will generally recognize gain or loss equal to the difference between the fair market value of the CCAP Common Stock and cash received (including such holder’s share of the Parent Cash Consideration and possibly, as discussed above, the CCAP Advisor Cash Consideration) and the basis in his or her FCRD Common Stock. This gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares of FCRD Common Stock is greater than one year. The deductibility of capital losses is subject to limitations. The aggregate tax basis of an FCRD Stockholder in the CCAP Common Stock received in the Mergers will equal its fair market value at the Effective Time, and the holding period for the CCAP Common Stock will begin the day after the Effective Time. For more information, see “Certain Material U.S. Federal Income Tax Consequences of the Mergers.” FCRD Stockholders are urged to consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Q:	What happens if the Mergers are not consummated?

A:

If the Mergers are not approved by the requisite vote of FCRD Stockholders, or if the Mergers are not completed for any other reason, FCRD Stockholders will not receive any payment for their shares of FCRD Common Stock in connection with the Mergers. Instead, FCRD will remain an independent company. In addition, under circumstances specified in the Merger Agreement, FCRD may be required to pay CCAP a termination fee of approximately $5.556 million or reimburse CCAP and its affiliates for all of their documented out-of-pocket fees and expenses incurred and payable by CCAP, Acquisition Sub or Acquisition Sub 2 or on their behalf in connection with the Merger Agreement and the transactions contemplated thereby, subject to a maximum reimbursement amount of $1.5 million. Similarly, under circumstances specified in the Merger Agreement, CCAP may be required to pay FCRD a termination fee of approximately $7.143 million. See “Description of the Merger Agreement—Termination of the Merger Agreement” and “Description of the Merger Agreement—Termination Fee; Description of the Merger Agreement—Termination Fees—Reimbursement of CCAP Expenses.”

SUMMARY OF THE MERGERS

This summary highlights selected information contained elsewhere in this proxy statement/prospectus and may not contain all of the information that is important to you. You should read this entire proxy statement/prospectus carefully, including “Risk Factors” and other information incorporated by reference for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Mergers. The discussion in this proxy statement/prospectus, which includes the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement. See “Where You Can Find More Information,” “Incorporation by Reference for CCAP” and “Incorporation by Reference for FCRD.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 31 for risks related to the Mergers and “Risk Factors” in Part I, Item 1A of both CCAP’s and FCRD’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 23, 2022 and March 4, 2022, respectively, for general risks related to CCAP and FCRD.

The Parties to the Mergers

Crescent Capital BDC, Inc.

11100 Santa Monica Blvd., Suite 2000

Los Angeles, CA 90025

CCAP is a specialty finance company focused on lending to middle-market companies. CCAP was incorporated under the laws of the State of Delaware on February 5, 2015. On January 30, 2020, CCAP changed its state of incorporation from the State of Delaware to the State of Maryland and, on January 31, 2020, CCAP completed a transaction to acquire Alcentra Capital Corporation in a cash and stock transaction. The CCAP Common Stock was listed and began trading on Nasdaq on February 3, 2020.

CCAP’s primary investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments. CCAP seeks to achieve its investment objectives by investing primarily in secured debt (including senior secured first lien, unitranche and senior secured second-lien debt) and unsecured debt (including senior unsecured, mezzanine and subordinated debt), as well as related equity securities of private U.S. middle-market companies. CCAP may purchase interests in loans or make debt investments, either (i) directly from our target companies as primary market or private credit investments (i.e., private credit transactions), or (ii) primary or secondary market bank loan or high yield transactions in the broadly syndicated “over-the-counter” market (i.e., broadly syndicated loans and bonds). Although CCAP’s focus is to invest in less liquid private credit transactions, it may from time to time invest in more liquid broadly syndicated loans and bonds to complement its private credit transactions.

First Eagle Alternative Capital BDC, Inc.

500 Boylston St., Suite 1200

Boston, Massachusetts 02116

(800) 450-4424

FCRD is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the Investment Company Act. In addition, FCRD has elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. FCRD is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

FCRD was incorporated in Delaware on May 26, 2009 under the name THL Credit, Inc. FCRD completed its initial public offering in April 2010. On January 31, 2020, First Eagle Investment Management, LLC (“FEIM”) completed its acquisition of the investment adviser (the “Transaction”) and, in conjunction with the completion of the Transaction, the investment adviser’s name was changed to First Eagle Alternative Credit, LLC (“FEAC” or the “FCRD Adviser”). FCRD’s investment activities are managed by FEAC and supervised by the FCRD Board, a majority of whom are independent of FEAC and its affiliates.

FCRD’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. FCRD is a direct lender to middle market companies that invests primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, FCRD makes subordinated debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity co-investments. FCRD may also provide advisory services to managed funds. FCRD defines middle market companies to mean both public and privately-held companies with annual earnings before interest, taxes, depreciation and amortization, or EBITDA, generally between $5 million and $25 million.

FCRD’s Common Stock is traded on the Nasdaq Global Select Market (the “Nasdaq”) under the ticker symbol “FCRD.” FCRD’s 5.00% Senior Notes (the “FCRD Notes” or the “Existing Notes”) due in 2026 are traded on the New York Stock Exchange under the ticker symbol “FCRX.”

Echelon Acquisition Sub, Inc.

11100 Santa Monica Blvd., Suite 2000

Los Angeles, CA 90025

Acquisition Sub is a Delaware corporation and a newly formed, wholly owned subsidiary of CCAP. Acquisition Sub was formed in connection with and for the sole purpose of the Mergers.

Echelon Acquisition Sub LLC

11100 Santa Monica Blvd., Suite 2000

Los Angeles, CA 90025

Acquisition Sub 2 is a Delaware limited liability company and a newly formed, wholly owned subsidiary of CCAP. Acquisition Sub 2 was formed in connection with and for the sole purpose of the Mergers.

Crescent Cap Advisors, LLC

11100 Santa Monica Blvd., Suite 2000

Los Angeles, CA 90025

CCAP is externally managed and advised by CCAP Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CCAP Advisor directs and executes CCAP’s investment operations and capital raising activities subject to the oversight of the CCAP Board, which sets CCAP’s broad policies.

The CCAP Advisor has entered into a resource sharing agreement with Crescent Capital Group LP (“Crescent”), pursuant to which Crescent provides the CCAP Advisor with experienced investment professionals (including the members of the CCAP Advisor’s investment committee) and access to the resources of Crescent so as to enable the CCAP Advisor to fulfill its obligations under the CCAP’s Investment Advisory Agreement. Through the resource sharing agreement, the CCAP Advisor capitalizes on the deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Crescent’s investment professionals.

Structure of the Mergers

Pursuant to the terms of the Merger Agreement, at the Effective Time, Acquisition Sub will be merged with and into FCRD. FCRD will be the surviving corporation and a wholly owned subsidiary of CCAP and will continue its existence as a corporation under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Acquisition Sub will cease. Subsequently, FCRD will merge with and into Acquisition Sub 2, with Acquisition Sub 2 as the surviving entity in the Second Merger and a wholly owned subsidiary of CCAP.

Based on the number of shares of CCAP Common Stock issued and outstanding as of October 3, 2022 and the NAV per share of FCRD Common Stock and CCAP Common Stock as of September 30, 2022, it is expected that, following consummation of the Mergers, current CCAP Stockholders will own approximately 83% of the outstanding CCAP Common Stock and former FCRD Stockholders will own approximately 17% of the outstanding CCAP Common Stock. As such, consummation of the Mergers will cause immediate dilution to CCAP Stockholders’ and FCRD Stockholders’ effective voting power in the combined company relative to their respective voting power in CCAP and FCRD, respectively, prior to the Mergers.

Merger Consideration

Under the Merger Agreement, on the Determination Date, each of CCAP and FCRD will deliver to the other a calculation of its estimated NAV as of 5:00 p.m. New York City time as of the Determination Date, in each case, as approved by the FCRD Board or CCAP Board, as applicable, calculated in good faith and based on certain agreed upon assumptions and methodologies, and applying certain agreed upon adjustments. FCRD and CCAP will update and redeliver the Closing FCRD Net Asset Value or the Closing CCAP Net Asset Value, respectively, and as reapproved by the FCRD Board or CCAP Board, as applicable, in the event that the Closing is materially delayed or there is a material change to such calculation between the Determination Date and the Closing Date (including without limitation any dividend declared after the Determination Date but prior to Closing) and as needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the Effective Time.

Subject to the terms and conditions of the Merger Agreement, at the Closing, CCAP will issue, in respect of all of the issued and outstanding shares of FCRD Common Stock (excluding FCRD treasury shares and all shares of FCRD Common Stock issued and outstanding immediately prior to the Effective Time that are owned by CCAP, Acquisition Sub, FCRD or any wholly-owned subsidiary thereof) in the aggregate, a number of shares of CCAP Common Stock equal to such number of FCRD Common Stock multiplied by the Exchange Ratio (as defined below), provided that in no event will such number of shares of issued CCAP Common Stock exceed 19.99% of the number of shares of CCAP Common Stock issued and outstanding immediately as of October 3, 2022 (the “Aggregate Share Consideration”). In addition, subject to the terms and conditions of the Merger Agreement, at the Closing, CCAP will pay, in respect of all the issued and outstanding shares of FCRD Common Stock (excluding Cancelled Shares) in the aggregate, an amount of cash equal to the value by which the Closing FCRD Net Asset Value exceeds the Aggregate Share Consideration Value (the “Parent Cash Consideration”), calculated in good faith. In addition, at the Closing, each such share of FCRD Common Stock will be entitled to receive an additional amount in cash equal to the applicable ratable portion of the CCAP Advisor Cash Consideration. The “Exchange Ratio” means the quotient (rounded to four decimal places) of (i) the FCRD Per Share NAV divided by (ii) the CCAP Per Share NAV, as may be adjusted pursuant to the Merger Agreement.

Each person who as of the Effective Time is a record holder of shares of FCRD Common Stock will be entitled, with respect to all or any portion of such shares, to make an election (an “Election”) to receive the CCAP Merger Consideration for their shares of FCRD Common Stock in cash, at the rate, and subject to the conditions and limitations, set forth in the Merger Agreement. Any record holder of shares of FCRD Common Stock at the record date who does not make an Election will be deemed to have elected to receive payment for their shares of FCRD Common Stock in the form of CCAP Common Stock. For the purpose of making Elections, a record holder of FCRD Common Stock that is a registered clearing agency and which holds legal title on behalf of multiple ultimate beneficial owners shall be entitled to submit elections as if each ultimate beneficial owner were a record holder of FCRD Common Stock.

Each share of FCRD Common Stock (other than a Cancelled Share) outstanding immediately prior to the Effective Time with respect to which an Election has been made (an “Electing Share”) will be converted into the right to receive an amount in cash equal to the Per Share NAV, subject to certain adjustments as described below, as well as the right to receive an additional amount in cash equal to the applicable ratable portion of the CCAP Advisor Cash Consideration. The “Per Share NAV” shall mean an amount in cash equal to the Closing FCRD Net Asset Value per share. The amount of cash to be paid by CCAP as ultimately determined is referred to as the “Per Share Cash Price.”

Each share of FCRD Common Stock (other than a Cancelled Share) outstanding immediately prior to the Effective Time with respect to which an election has not been made (a “Non-Electing Share”) shall be converted into the right to receive a number shares of CCAP Common Stock, equal to the Exchange Ratio (the “Proposed Stock Issuance Amount”), subject to certain adjustments as described below, as well as the right to receive an additional amount in cash equal to the applicable ratable portion of the CCAP Advisor Cash Consideration. The amount of CCAP Common Stock to be issued for each Non-Electing Share as ultimately determined is referred to as the “Per Share Stock Consideration” (and, together with the Per Share Cash Price, the “Per Share Merger Consideration”).

If the product of the Proposed Stock Issuance Amount multiplied by the number of Non-Electing Shares is greater than the Aggregate Share Consideration, then the shares of CCAP Common Stock constituting the Aggregate Share Consideration will be delivered on a pro rata basis (determined on a whole-share basis) in respect of such Non-Electing Shares, and the remainder of the CCAP Aggregate Merger Consideration will be paid to such stockholders in cash. Any such reduction in the number of Non-Electing Shares will be applied among all stockholders who hold Non-Electing Shares, pro rata based on the aggregate number of Non-Electing Shares held by each such stockholder.

If the amount of cash elected to be received is an amount greater than the Parent Cash Consideration, then the cash constituting the Parent Cash Consideration will be delivered on a pro rata basis in respect of such Electing Shares, and the remainder of the CCAP Aggregate Merger Consideration will be paid to such stockholders in shares of CCAP Common Stock. Any such reduction in the number of Electing Shares shall be applied among all stockholders who hold Electing Shares, pro rata based on the aggregate number of Electing Shares held by each such stockholder.

Although the Merger Consideration (excluding the CCAP Advisor Cash Consideration) paid to FCRD Stockholders will equal, in the aggregate, the Closing FCRD Net Asset Value, the Per Share Merger Consideration to be received by an individual FCRD Stockholder may represent an implied market value per share less than the Closing FCRD Net Asset Value per share and, depending on the Elections made by such FCRD Stockholder and Elections made by other FCRD Stockholders, may represent a value per share higher or less than the consideration received by other FCRD Stockholders calculated on the basis of the Closing CCAP Net Asset Value. However, as a result of certain limitations and adjustments pursuant to the terms of the Merger Agreement, including the adjustment mechanisms with respect to Non-Electing Shares described in “Description of the Merger Agreement—Merger Consideration” and “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations,” each holder of shares of FCRD Common Stock that are issued and outstanding immediately prior to the Effective Time will receive Per Share Merger Consideration approximately equal to the implied market value of the Per Share Merger Consideration received by other FCRD Stockholders at the Effective Time calculated on the basis of the market value of shares of CCAP

Common Stock as of the Determination Date. See “Risk Factors—Risks Relating to the Mergers—The Per Share Merger Consideration received by an individual FCRD Stockholder may represent an implied market value per share less than the Closing FCRD Net Asset Value per share, and, depending on the Elections made by an FCRD Stockholder and Elections made by other FCRD Stockholders, the Per Share Merger Consideration received may represent a value per share higher or less than the consideration received by other FCRD Stockholders calculated on the basis of the Closing CCAP Net Asset Value.”

A Form of Election has been or will be provided to record holders of FCRD Common Stock as of the record date for the Special Meeting. FCRD Stockholders who wish to elect to receive the Per Share Cash Price for any or all shares of FCRD Common Stock held by such holder may indicate so on the Form of Election. If you hold your shares of FCRD Common Stock through a broker, bank, trustee or other nominee and wish to elect to receive the Per Share Cash Price for any or all shares of FCRD Common Stock that you own beneficially, you must direct your intermediary accordingly by following the election instructions you receive from your broker, bank, trustee or other nominee.

FCRD will use its best efforts to make the Form of Election and this proxy statement/prospectus available to all persons who become record holders of FCRD Common Stock during the period between such record date and the Special Meeting. Any such holder’s election to receive the Per Share Cash Price will be properly made only if the Exchange Agent has received at its designated office, by the Election Deadline, a Form of Election properly completed and signed. If you hold your shares of FCRD Common Stock through a broker, bank, trustee or other nominee, the deadline to properly elect to receive the Per Share Cash Price for any or all shares of FCRD Common Stock that you own beneficially will be set by such broker, bank, trustee or other nominee and may be prior to the Election Deadline. Please contact your broker, bank, trustee or other nominee for more information.

Any Form of Election may be revoked by the FCRD Stockholder submitting such Form of Election to the Exchange Agent only by written notice received by the Exchange Agent (i) prior to 5:00 p.m., New York City time, on the Election Deadline or (ii) after the date of the Special Meeting, if the Exchange Agent is legally required to permit such revocations and the Effective Time has not occurred prior to such revocation. If you hold your shares of FCRD Common Stock through a broker, bank, trustee or other nominee, the process and deadline to revoke any election instruction provided to your intermediary will be established by such broker, bank, trustee or other nominee and may differ from the process and deadline set forth in the immediately preceding sentence. Please contact your broker, bank, trustee or other nominee for more information.

In addition, all Forms of Election will automatically be revoked if the Exchange Agent is notified in writing by CCAP and FCRD that the First Merger has been abandoned. Any FCRD Stockholder who has revoked their Form of Election and has not submitted a separate Form of Election by the proper time on the Election Deadline will be deemed not to have made an Election, the shares held by such holder will be treated by the Exchange Agent as Non-Electing Shares.

The Exchange Agent will have discretion to determine whether or not an election to receive the Per Share Cash Price has been properly made or revoked with respect to shares of FCRD Common Stock and when elections and revocations were received by it. If the Exchange Agent determines that any election to receive the Per Share Cash Price was not properly made with respect to shares of FCRD Common Stock, such shares will be treated by the Exchange Agent as shares that were Non-Electing Shares. The Exchange Agent will also make all computations as to the allocation and the proration contemplated by the provisions of the Merger Agreement and any such computation will be conclusive and binding on the FCRD Stockholders. The Exchange Agent may, with the mutual agreement of CCAP and FCRD, make such rules as are consistent with the provisions of the Merger Agreement for the implementation of the Elections provided for therein as will be necessary or desirable fully to effect such Elections.

CCAP Advisor Cash Consideration

In connection with the transactions contemplated by the Merger Agreement, as additional consideration to the holders of shares of FCRD Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), CCAP Advisor will pay or cause to be paid to such holders an aggregate amount in cash equal to $35 million (the “CCAP Advisor Cash Consideration”). Any contribution by CCAP Advisor will be treated as an “adviser contribution” under U.S. generally accepted accounting principles (“GAAP”) by CCAP after the Mergers. To the extent that the fair value of the net assets acquired (as calculated using CCAP’s valuation procedures) in the Mergers exceeds the fair value of the Merger Consideration paid by CCAP, a portion of the CCAP Advisor Cash Contribution, equal to the excess fair value, up to a maximum of $35 million, will be included in the merger consideration with a corresponding deemed capital contribution from CCAP Advisor.

Market Price of Securities

Shares of CCAP Common Stock trade on Nasdaq under the symbol “CCAP.” Shares of FCRD Common Stock trade on the Nasdaq under the symbol “FCRD.”

The following table presents the closing sales prices as of the last trading day before execution of the Merger Agreement and the last trading day before the date of this proxy statement/prospectus, and the most recently determined NAV per share of each of CCAP Common Stock and FCRD Common Stock.

	CCAP Common Stock			FCRD Common Stock
NAV per Share as September 30, 2022		$20.16			$5.14
Closing Sales Price as of October 3, 2022		$14.89			$2.93
Closing Sales Price at [●], 2023	$	[	●]	$	[	●]

Risks Relating to the Proposed Mergers

The Mergers are subject to, among others, the following risks. FCRD Stockholders should carefully consider these risks before deciding to vote on the proposals to be voted on at the Special Meeting.

•

Because the market price of CCAP Common Stock and the NAV per share of CCAP and FCRD will fluctuate, FCRD Stockholders cannot be sure of the market value or exact composition of the Merger Consideration they will receive until the Closing Date.

•

The CCAP Merger Consideration received by an individual FCRD Stockholder may represent an implied market value per share less than the Closing FCRD Net Asset Value per share, and, depending on the Elections made by an FCRD Stockholder and Elections made by other FCRD Stockholders, the CCAP Merger Consideration received may represent a value per share higher or less than the consideration received by other FCRD Stockholders calculated on the basis of the Closing CCAP Net Asset Value.

•	Sales of shares of CCAP Common Stock after the completion of the Mergers may cause the market price of CCAP Common Stock to decline.

•

Consummation of the Mergers will cause immediate dilution to CCAP Stockholders’ and FCRD Stockholders’ voting interests and may cause immediate dilution to the NAV per share of the combined company’s common stock.

•	FCRD Stockholders may receive a form or combination of consideration different from what they elect.

•	The combined company may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

•

The Mergers may trigger certain “change of control” provisions and other restrictions in certain of CCAP’s and FCRD’s contracts and the failure to obtain any required consents or waivers could adversely impact the combined company.

•

The opinion delivered to the FCRD Board and the Special Committee by the FCRD Board’s financial advisor prior to signing the Merger Agreement will not reflect changes in circumstances since the date of such opinion.

•

Litigation which may be filed against FCRD or CCAP in connection with the Mergers, regardless of its merits, could result in substantial costs and could delay or prevent the Mergers from being completed.

•	Termination of the Merger Agreement could negatively impact FCRD and CCAP.

•	Under certain circumstances, FCRD or CCAP may be obligated to pay a termination fee upon termination of the Merger Agreement.

•	The Merger Agreement limits FCRD’s ability to pursue alternatives to the Mergers; however, in specified circumstances, FCRD may terminate the Merger Agreement to accept a superior proposal.

•

The Mergers are subject to closing conditions, including the FCRD Stockholder Approval, that, if not satisfied or waived, will result in the Mergers not being completed, which may result in material adverse consequences to CCAP’s and FCRD’s business and operations.

•	FCRD may waive one or more conditions to the Mergers without resoliciting stockholder approval.

•	Certain persons related to FCRD have interests in the Mergers that differ from the interests of FCRD Stockholders.

•	CCAP and FCRD will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

•

The shares of CCAP Common Stock to be received by FCRD Stockholders as a result of the Mergers will have different rights associated with them than the shares of FCRD Common Stock currently held by them. If the Mergers do not qualify as a reorganization under Section 368(a) of the Code, FCRD Stockholders may be required to pay substantial U.S. federal income taxes.

See the section captioned “Risk Factors—Risks Relating to the Mergers” below for a more detailed discussion of these factors.

Tax Consequences of the Mergers

Subject to the discussion below, the Mergers, taken together, may qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. If the Mergers qualify as a reorganization for U.S. federal income tax purposes, U.S. stockholders (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers”) who receive a combination of shares of CCAP Common Stock and cash, other than cash in lieu of a fractional share of CCAP Common Stock, in exchange for their FCRD Common Stock, will recognize gain (but not loss) in an amount equal to the lesser of (i) the amount by which the sum of the fair market value of the shares of CCAP Common Stock and cash (other than cash received in lieu of a fractional share of CCAP Common Stock) received by such holder in exchange for its shares of FCRD Common Stock (such cash including the holder’s share of the Parent Cash Consideration and possibly, as discussed below, the holder’s share of the CCAP Advisor Cash Consideration) exceeds such holder’s adjusted basis in its shares of FCRD Common Stock, and (ii) the amount of cash (other than cash received in lieu of a fractional share of CCAP Common Stock) received by such holder in exchange for its shares of FCRD Common Stock (such cash including the holder’s share of the Parent Cash Consideration and possibly, as discussed below, the holder’s share of the CCAP Advisor Cash Consideration). A U.S. stockholder will also recognize gain or loss attributable to any cash received in lieu of a fractional share of CCAP Common Stock in an amount equal to the difference between the amount of cash received and the portion of the basis of the CCAP Common Stock received that is deemed allocable to the fractional share. Generally, any gain recognized upon the exchange will be capital gain, and any such capital gain will be long-term capital gain if the holding period for such shares of FCRD Common Stock is more than one year. Depending on certain facts specific to you, gain could instead be characterized as ordinary dividend income.

With respect to the CCAP Advisor Cash Consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the CCAP Advisor Cash Consideration are not entirely clear. CCAP, CCAP Advisor and the Exchange Agent intend to take the position that a U.S. stockholder’s share of the CCAP Advisor Cash Consideration received by such holder is treated as additional merger consideration. It is possible, however, that the IRS would assert a contrary position that the U.S. stockholder’s share of the CCAP Advisor Cash Consideration should be treated as taxable ordinary income and not as cash received in exchange for such holder’s FCRD Common Stock. In addition, given the uncertain tax treatmemt of the CCAP Advisor Cash Consideration, CCAP Advisor or the Exchange Agent, or any other applicable withholding agent, may withhold tax at a rate of 30% from the portion of the CCAP Advisor Cash Consideration paid to a non-U.S. stockholder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers”), unless the non-U.S. stockholder establishes its eligibility for a reduced treaty rate or an exemption.

In addition, the Mergers will not qualify as a reorganization if the fair market value of the CCAP Common Stock received by FCRD Stockholders in the Mergers does not equal or exceed 40% of the aggregate consideration. As noted below under “Description of the Merger Agreement—Merger Consideration,” subject to the terms and conditions of the Merger Agreement, upon completion of the Mergers, each FCRD Stockholder will receive, in exchange for each share of FCRD Common Stock (excluding Cancelled Shares), its portion of the Aggregate Merger Consideration consisting of (a) the Aggregate Share Consideration, up to the Share Issuance Cap, (b) the Parent Cash Consideration and (c) the CCAP Advisor Cash Consideration. The amount of CCAP Common Stock and cash to be transferred in the Mergers is subject to adjustments.

If the Mergers do not qualify as a reorganization, U.S. stockholders will be treated as having sold their FCRD Common Stock in a taxable sale and will generally recognize gain or loss equal to the difference between the fair market value of the CCAP Common Stock and cash received (including such holder’s share of the Parent Cash Consideration and possibly, as discussed above, the CCAP Advisor Cash Consideration) and the basis in his or her FCRD Common Stock. This gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares of FCRD Common Stock is greater than one year. The deductibility of capital losses is subject to limitations. The aggregate tax basis of an FCRD Stockholder in the CCAP Common Stock received in the Mergers will equal its fair market value at the Effective Time, and the holding period for the CCAP Common Stock will begin the day after the Effective Time.

For more information, see “Certain Material U.S. Federal Income Tax Consequences of the Mergers.” FCRD Stockholders are urged to consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Special Meeting of FCRD Stockholders

The Special Meeting will be held on March 7, 2023, at 11:00 a.m., Eastern Time, at the offices of FEAC, located at 500 Boylston Street, Suite 1200, Boston, MA 02116. At the Special Meeting, holders of FCRD Common Stock will be asked to approve the Merger Proposal and, if necessary or appropriate, the FCRD Adjournment Proposal.

An FCRD Stockholder can vote at the Special Meeting, or any adjournments and postponements thereof, if such stockholder owned shares of FCRD Common Stock at the close of business on the FCRD Record Date. As of that date, there were 29,922,028 shares of FCRD Common Stock outstanding and entitled to vote. 213,781 of such total outstanding shares, or approximately 0.71%, were owned beneficially or of record by directors and executive officers of FCRD.

FCRD Board Recommendation

The FCRD Board, based on the unanimous recommendation of the Special Committee, approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and recommends that FCRD Stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the FCRD Adjournment Proposal.

Vote Required

Each outstanding share of FCRD Common Stock held by a holder of record as of the FCRD Record Date has one vote on each matter to be considered at the Special Meeting.

The Merger Proposal

The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of FCRD Common Stock entitled to vote at the Special Meeting (“FCRD Stockholder Approval”). Abstentions will have the same effect as votes “against” the Merger Proposal.

The FCRD Adjournment Proposal

The affirmative vote of the holders of a majority of the shares of FCRD Common Stock present in person or represented by proxy and entitled to vote on the FCRD Adjournment Proposal at the Special Meeting, whether or not a quorum is present, is required to approve the FCRD Adjournment Proposal. Abstentions will have the same effect as a vote “against” approval of the FCRD Adjournment Proposal. The failure of beneficial owners owning shares through a broker, bank, trustee or other nominee to provide voting instructions with respect to such shares will have no effect on the outcome of the FCRD Adjournment Proposal.

Completion of the Mergers

As more fully described in this proxy statement/prospectus and in the Merger Agreement, the completion of the Mergers depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the Merger Agreement—Conditions to Closing the Mergers.” While there can be no assurances as to the exact timing, or that the Mergers will be completed at all, CCAP and FCRD are working to complete the Mergers in the first quarter of 2023. It is currently expected that the Mergers will be completed promptly following receipt of the FCRD Stockholder Approval at the Special Meeting and satisfaction (or to the extent legally permitted, waiver) of the other closing conditions set forth in the Merger Agreement.

Termination of the Mergers, Termination Fees and Expense Reimbursement

The Merger Agreement contains certain termination rights for CCAP and FCRD, each of which is discussed below in “Description of the Mergers—Termination of the Merger Agreement.” The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, FCRD may be required to pay CCAP, or CCAP may be required to pay FCRD, a termination fee of approximately $5.556 million, or $7.143 million, respectively. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of the termination fees.

Under certain circumstances in which FCRD is not required to pay a termination fee to CCAP, FCRD must reimburse CCAP and its affiliates for all of their documented out-of-pocket fees and expenses (including all documented fees and expenses of counsel, financial advisors, accountants, experts and consultants to CCAP, Acquisition Sub, Acquisition Sub 2 and their affiliates) incurred and payable by CCAP, Acquisition Sub or Acquisition Sub 2 or on their behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the Merger Agreement and the transactions contemplated thereby, up to a maximum reimbursement payment of $1,500,000.

FCRD Reasons for the Mergers

After considering a variety of strategic alternatives, the FCRD Board, based on the unanimous recommendation of the Special Committee, determined that entering into the Merger Agreement and consummating the transactions contemplated thereby, including the Mergers, is in the best interests of FCRD and FCRD Stockholders. Certain material factors considered by the Special Committee and the FCRD Board in evaluating the Mergers include, among others:

•	the financial terms of the Merger Agreement, including that:

•

on a market value basis, the transaction, including the CCAP Advisor Cash Consideration from CCAP Advisor, represents an implied market value for FCRD Common Stock of approximately $4.89 per share as of September 30, 2022, which represents approximately 92% of FCRD’s June 30, 2022 NAV per share (adjusted for expected transaction expenses and other purchase accounting adjustments) and a 71% premium to the closing price of FCRD Common Stock on September 30, 2022. This implied market value is based on (i) FCRD’s adjusted June 30, 2022 NAV ($158.7 million, or $5.30 per share of FCRD Common Stock based on the outstanding shares of FCRD Common Stock as of October 3, 2022 (the date of the Merger Agreement), as adjusted for expected transaction expenses and other purchase accounting adjustments), (ii) CCAP’s adjusted June 30, 2022 NAV ($639.2 million, or $20.69 per share of CCAP Common Stock, as adjusted for expected transaction expenses), and (iii) the closing price of CCAP Common Stock on September 30, 2022 (which was the last trading day before entering into the Merger Agreement) of $15.02;

•

on an NAV basis, FCRD Stockholders will collectively receive value per share of approximately 113.6% of the NAV per share of FCRD Common Stock, calculated based on (i) FCRD’s adjusted June 30, 2022 NAV (adjusted for expected transaction expenses and other purchase accounting adjustments) and the outstanding shares of FCRD Common Stock as of October 3, 2022 (the date of the Merger Agreement), (ii) the adjusted NAV per share of CCAP Common Stock as of June 30, 2022 (as adjusted for expected transaction expenses and other purchase accounting adjustments), and (iii) taking into account the value of the CCAP Advisor Cash Consideration. The additional 13.6% premium above NAV per share of FCRD Common Stock is a result of the CCAP Advisor Cash Consideration;

•

CCAP will issue to FCRD Stockholders shares of CCAP Common Stock equal to up to 19.99% of the number of shares of CCAP Common Stock issued and outstanding immediately prior to the Closing, and pay any remainder of the Merger Consideration in cash; and

•

FCRD Stockholders will have the option to elect to receive the Merger Consideration in cash, which provides immediate liquidity, or in shares of CCAP Common Stock, subject to adjustment based on the elections of other FCRD Stockholders.

•	the consideration of strategic alternatives undertaken by the Special Committee and the FCRD Board;

•	the consummation of several strategic objectives, over the course of several years, not materially improving stock performance;

•

certain considerations relating to the opportunities for the combined company to provide strategic and business opportunities for its stockholders and to generate additional stockholder value, including that:

•

based on the outstanding shares and relative NAV of FCRD Common Stock and CCAP Common Stock outstanding (each as adjusted for expected transaction expenses), as of June 30, 2022, current FCRD Stockholders would own approximately 17% of the outstanding CCAP Common Stock immediately following the completion of the Mergers;

•

the combined company will be externally managed by CCAP Advisor and is expected to have total assets of approximately $1.6 billion and NAV of approximately $758 million (based on FCRD’s June 30, 2022 balance sheet and CCAP’s June 30, 2022 balance sheet and taking into account estimated transaction expenses and certain post-closing adjustments;

•

following the Mergers, FCRD Stockholders are expected to benefit from (i) access to the full range of resources of Crescent; (ii) investment opportunities originated through the Crescent origination platform; and (iii) the utilization of Crescent’s resources, including relationships and institutional knowledge from over 30 years of private market investing;

•	allows FCRD Stockholders to continue to have access to a similar strategy focused on first lien senior secured loans to sponsor-backed borrowers;

•	allows FCRD Stockholders to continue to have exposure to LJV I MM CLO LLC (the “CLO”) managed by FEAC;

•

the combined company’s investment portfolio following the Mergers will provide additional scale and portfolio diversification, which will position the combined company, among other things, to (i) maintain a focus on first lien senior secured loans to sponsor-backed borrowers; (ii) reduce concentration of the First Eagle Logan JV, LLC (the “Logan JV”) and top ten holdings; (iii) originate larger transactions with increased final hold positions; and (iv) enhance access to lower cost of capital from banks and capital market participants;

•	FCRD Stockholders of the combined company will have an ability to participate in the future growth of CCAP, including potential upside if shares of CCAP Common Stock trades higher in the future;

•

the Mergers are expected to deliver certain savings with respect to operating expenses for the combined company as a result of the larger scale and elimination of redundant FCRD expenses following the Mergers;

•	FCRD Stockholders are expected to realize net investment income per share accretion following the Closing;

•	the combined historical performance of FCRD and CCAP and expected ability of the combined entity to make future dividend payments to stockholders are expected to benefit FCRD Stockholders;

•

shares of CCAP Common Stock received in exchange for shares of FCRD Common Stock may be more liquid than FCRD Common Stock, given the increased size and diversification of the equity base of the combined company;

•	based on a review of CCAP, the belief that CCAP and Crescent have shown the ability to successfully execute this type of merger transaction;

•

the commitment by Sun Life Assurance Company of Canada (“Sun Life”) to provide secondary-market support by purchasing $20 million of the combined company’s common stock via a share purchase program over time following the consummation of the Mergers;

•	the opinion, dated October 3, 2022, of the financial advisor to the FCRD Board (See “—Opinion of the Financial Advisor to the FCRD Board” below);

•	the terms of the Merger Agreement, including that the terms of the Merger Agreement are unlikely to unduly deter third parties from making unsolicited acquisition proposals; and

•	the risks and potential negative factors relating to the Merger Agreement.

For a further discussion of the factors considered by the Special Committee and the FCRD Board, see “The Mergers—FCRD Reasons for the Mergers.”

Opinion of the Financial Advisor to the FCRD Board

In connection with the Mergers, Keefe, Bruyette & Woods, Inc. (“KBW”), the financial advisor to the FCRD Board, delivered a written opinion, dated October 3, 2022, to the FCRD Board and the Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of FCRD Common Stock, collectively as a group, of the Aggregate Merger Consideration (defined as the Parent Cash Consideration, the Aggregate Share Consideration and the CCAP Advisor Cash Consideration, taken together) in the First Merger. The full text of the opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion, is attached as Annex B to this document. The opinion was for the information of, and was directed to, the FCRD Board (in its capacity as such) and, as requested by the FCRD Board, the Special Committee (in its capacity as such) in connection with their respective consideration of the financial terms of the Mergers. The opinion did not address the underlying business decision of FCRD to engage in the Mergers or enter into the Merger Agreement or constitute a recommendation to the FCRD Board or the Special Committee in connection with the Mergers, and it does not constitute a recommendation to any holder of FCRD Common Stock or any stockholder of any other entity as to how to vote or act in connection with the Mergers or any other matter (including, with respect to holders of FCRD Common Stock, what election any such stockholder should make with respect to receiving the Per Share Cash Price in lieu of the Per Share Stock Consideration).

FCRD Stockholders and Beneficial Owners Have Appraisal Rights

FCRD Stockholders and “beneficial owners” (as defined in Section 262 of the DGCL) will be entitled to exercise appraisal rights with respect to the First Merger in accordance with Section 262 of the DGCL. For more information, see “Appraisal Rights of FCRD Stockholders and Beneficial Owners” and “Description of the Merger Agreement—Appraisal Rights.”

COMPARATIVE FEES AND EXPENSES

The following tables are intended to assist you in understanding the costs and expenses that an investor in CCAP Common Stock and FCRD Common Stock bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses that an investor in the combined company following the completion of the Mergers may bear directly or indirectly. CCAP and FCRD caution you that some of the percentages indicated in the tables below are estimates and may vary. Except where the context suggests otherwise, whenever this proxy statement/prospectus contains a reference to fees or expenses paid or to be paid by “you,” “CCAP” or “FCRD,” stockholders will indirectly bear such fees or expenses as investors in CCAP, FCRD, or the combined company, as applicable.

	CCAP		FCRD		Pro Forma Combined Company
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by CCAP and FCRD	—	(1)	—	(1)	—	(1)
Offering expenses borne by CCAP and FCRD	—	(1)	—	(1)	—	(1)
Dividend reinvestment plan expenses	Variable Transaction Fees	(2)	—	(2)	—	(2)

Total stockholder transaction expenses paid by CCAP and FCRD	None		None		None

	CCAP	FCRD	Pro Forma Combined Company
Estimated annual expenses (as a percentage of net assets attributable to common stock):(3)
Base management fees(4)	2.63%	2.54%	2.77%
Income based fees and capital gains incentive fees(5)	1.72%	0.00%	1.87%
Interest payments on borrowed funds(6)	5.57%	7.95%	6.07%
Other expenses(7)	0.70%	2.45%	0.61%
Acquired fund fees and expenses(8)	0.16%	0.45%	0.23%

Total annual expenses (estimated)(9)	10.78%	13.39%	11.55%

(1)

Purchases of shares of CCAP Common Stock or FCRD Common Stock on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of CCAP Common Stock or FCRD Common Stock.

(2)	The expenses of the respective dividend reinvestment plan are included in “Other expenses.”

The plan administrator’s fees under the CCAP Plan are paid by CCAP. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares of CCAP Common Stock held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15.00 plus a $0.10 per share fee from the proceeds.

See “CCAP Dividend Reinvestment Plan” and “FCRD Dividend Reinvestment Plan” for more information.

(3)	“Net assets attributable to common stock” equals net assets at September 30, 2022.

For Pro Forma Combined Company, the combined net assets of CCAP and FCRD on a pro forma basis as of September 30, 2022 were used, adjusted for merger related costs.

(4)

CCAP’s base management fee referenced in the table above is estimated by annualizing the actual base management fees incurred during the three months ended September 30, 2022. The base management fee under CCAP’s Investment Advisory Agreement is calculated and payable quarterly in arrears at an annual rate of 1.25% of its average gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding cash and cash equivalents, and adjusted for share issuances or repurchases. CCAP Adviser has voluntarily waived its right to receive base management fees on CCAP’s investments in Great American Capital Partners II LP (“GACP II”) and WhiteHawk III Onshore Fund LP (“WhiteHawk”) for any period in which these investments remain in the investment portfolio, and such waiver is included in this calculation.

FCRD’s management fee referenced in the table above is based upon the actual amounts incurred during the three months ended September 30, 2022, annualized for the full year. FCRD’s base management fee under the FCRD Investment Management Agreement is calculated at an annual rate of 1.0% of FCRD’s gross assets without deduction for any liabilities and is payable quarterly in arrears. FCRD does not expect to have significant expense accruals at the end of each quarter and accordingly does not expect its other liabilities will have an impact on its base management fee rate in relation to net assets attributable to FCRD Common Stock.

(5)	CCAP’s incentive fee referenced in the table above is estimated by annualizing the actual fees incurred during the three months ended September 30, 2022.

CCAP’s incentive fee consists of two parts, one based on income and the other based on capital gains, that are determined independent of each other, with the result that one component may be payable even if the other is not:

•

The first part, the “CCAP Income Incentive Fee,” is calculated and payable quarterly in arrears and equals 100% of the pre-incentive fee net investment income for the immediately preceding calendar quarter, if any, that exceeds a preferred return of 1.75% per quarter (7% annualized), but is less than or equal to 2.1212% in the calendar quarter; and 17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1212% in the calendar quarter provided. The CCAP Advisor has voluntarily waived its right to receive the income incentive fees attributable to the investment income accrued by CCAP as a result of its investments in GACP II and WhiteHawk.

•

The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year at a rate of 17.5% of CCAP’s realized capital gains, if any, on a cumulative basis from CCAP’s inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

FCRD’s incentive fee referenced in the table above is estimated by annualizing the actual fees incurred during the three months ended September 30, 2022.

FCRD’s incentive fee also consists of two parts, an incentive fee on ordinary income and an incentive fee on capital gains, that are determined independent of each other, with the result that one component may be payable even if the other is not:

The incentive fee on ordinary income is calculated by reference to FCRD’s aggregate pre-incentive fee net investment income for the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”). Pre-incentive fee net investment income is expressed as a rate of return on the value of FCRD’s net assets at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarter Period. The hurdle amount for incentive fee based on pre-incentive fee net investment income is determined on a quarterly basis and is equal to 2.0% (8.0% annualized) multiplied by the net asset value attributable to FCRD Common Stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarter Period (also referred to as “hurdle rate”). The hurdle amount is calculated after making appropriate adjustments for subscriptions (which includes all issuances of FCRD Common Stock, including issuances pursuant to FCRD’s dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarter Period.

The incentive fee based on pre-incentive net investment income for the relevant Trailing Twelve Quarter Period in each calendar quarter is determined as follows:

•	The FCRD Advisor receives no incentive fee for any calendar quarter in which FCRD’s pre-incentive fee net investment income does not exceed the hurdle rate.

•

Subject to the Incentive Fee Cap (as defined below), the FCRD Advisor receives 100% of FCRD’s pre-incentive fee net investment income for the Trailing Twelve Quarter Period with respect to that portion of the pre-incentive net investment income for such period, if any, that exceeds the hurdle rate but is less than 2.5% (10.0% annualized) (also referred to as the “catch-up” provision); and

•

17.5% of FCRD’s pre-incentive fee net investment income for the Trailing Twelve Quarter Period with respect to that portion of the pre-incentive fee net investment income for such quarter, if any, that exceeds 2.5% (10.0% annualized).

The amount of the incentive fee on pre-incentive net investment income paid for a particular quarter equals the excess of the incentive fee so calculated minus the aggregate incentive fees on ordinary income that were paid in respect of the eleven preceding calendar quarters (or if shorter, the appropriate number of preceding quarters incentive fees paid that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarter Period but not in excess of the FCRD Incentive Fee Cap (as described below).

The FCRD Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarter Period, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarter Period.

“Cumulative Net Return” means (x) pre-incentive fee net investment income in respect of the relevant Trailing Twelve Quarter Period minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarter Period. If, in any quarter, the FCRD Incentive Fee Cap is zero or a negative value, FCRD pays no incentive fee based on income to the FCRD Advisor for such quarter. If, in any quarter, the FCRD Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to the FCRD Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, FCRD pays an incentive fee based on pre-incentive fee net investment income to the FCRD Advisor equal to the FCRD Incentive Fee Cap for such quarter. If, in any quarter, the FCRD Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on pre-incentive fee net investment income that is payable to the FCRD Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, FCRD pays an incentive fee based on pre-incentive fee net investment income to the FCRD Advisor equal to the incentive fee calculated as described above for such quarter without regard to the FCRD Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each fiscal year at a rate of 17.5% of our realized capital gains, if any, on a cumulative basis from FCRD’s inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Following completion of the Mergers, the combined company will be externally managed by CCAP Advisor. The pro forma incentive fees have been calculated in a manner consistent with CCAP’s Investment Advisory Agreement.

(6)	For CCAP and FCRD, “Interest payments on borrowed funds” represents interest expenses estimated by annualizing actual amounts incurred for the three months ended September 30, 2022.

For the Pro Forma Combined Company, “Interest payments on borrowed funds” is based on the results for the three months ended September 30, 2022 and the assumption by CCAP of FCRD’s revolving credit agreement and 5.00% notes due 2026 and assumes the costs of borrowings under each respective borrowing facility after the Mergers will remain the same as those costs prior to the Mergers.

(7)	For CCAP and FCRD, “Other expenses” referenced in the table above are estimated by annualizing the actual amounts incurred during the three months ended September 30, 2022.

In the case of CCAP, “Other expenses” includes various overhead expenses, professional fees, director fees, and payments under the CCAP Administration Agreement. In the case of FCRD, “Other expenses” includes payments under the FCRD Administration Agreement based on FCRD’s allocable portion of the cost of certain of its officers and their respective staff incurred by the FCRD Administrator in performing its obligations under the FCRD Administration Agreement.

For the Pro Forma Combined Company, “Other expenses” reflects anticipated decreases in duplicative costs such as professional fees for legal, audit and tax fees, directors’ fees, and other redundant administrative and operating expenses.

(8)

With respect to “Acquired fund fees and expenses,” CCAP Stockholders and FCRD Stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act in which CCAP or FCRD, respectively, invests. Such underlying funds or other investment vehicles are referred to in this proxy statement/prospectus as “Acquired Funds.” This amount includes the estimated annual fees and expenses of Acquired Funds as of September 30, 2022. Future fees and expenses for these Acquired Funds may be substantially higher or lower because certain fees and expenses are based on the performance of the Acquired Funds, which may fluctuate over time.

(9)

“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. CCAP and FCRD borrow money to leverage and increase their total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period), rather than the total assets, including assets that have been funded with borrowed monies.

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in FCRD Common Stock, CCAP Common Stock or, following the completion of the Mergers, the combined company’s common stock. In calculating the following expense amounts, each of FCRD and CCAP has assumed that it would have no additional leverage, that none of its assets are cash or cash equivalents and that its annual operating expenses would remain at the levels set forth in the tables above. Transaction expenses related to the Mergers are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the capital gains incentive fee) (1):
CCAP	$113	$319	$499	$859
FCRD	$141	$385	$587	$952
The pro forma combined company following the completion of the Mergers	$121	$339	$526	$889

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (all of which is subject to the capital gains incentive fee) (2):
CCAP	$122	$340	$528	$892
FCRD	$149	$405	$612	$975
The pro forma combined company following the completion of the Mergers	$130	$360	$554	$919

(1)	Assumes no return from net realized capital gains or net unrealized capital appreciation.
(2)	Assumes returns entirely from realized capital gains and thus subject to the capital gain incentive fee.

The foregoing tables are to assist you in understanding the various costs and expenses that an investor in FCRD Common Stock, CCAP Common Stock or, following the completion of the Mergers, the combined company’s common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance will vary and may result in a return greater or less than 5%. Because the income portion of the incentive fee under either the FCRD or the CCAP investment advisory agreement is unlikely to be significant assuming a 5% annual return, the second example assumes that the 5% annual return will be generated entirely through net realized capital gains and, as a result, will trigger the payment of the capital gains portion of the incentive fee under the applicable investment advisory agreement. If CCAP were to achieve sufficient returns on its investments, including through the realization of capital gains, to trigger income based fees or capital gains incentive fees of a material amount, its expenses, and returns to its investors, would be higher. Similarly, if FCRD were to achieve sufficient returns on its investments, including through the realization of capital gains, to trigger income based fees or capital gains incentive fees of a material amount, its expenses, and returns to its investors, would be higher.

In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, under certain circumstances, reinvestment of dividends and other distributions under the CCAP Plan may occur at a price per share that differs from net asset value. See “CCAP Dividend Reinvestment Plan” for additional information regarding the CCAP Plan.

Similarly, participants in FCRD’s dividend reinvestment plan receive a number of shares of FCRD Common Stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of FCRD Common Stock at the close of trading on the dividend payment date, which may be at, above or below net asset value per share of FCRD Common Stock. See “FCRD Dividend Reinvestment Plan” for additional information regarding FCRD’s dividend reinvestment plan.

This example and the expenses in the tables above should not be considered a representation of FCRD’s, CCAP’s or, following the completion of the Mergers, the combined company’s future expenses as actual expenses (including the cost of debt, if any, and other expenses) that it may incur in the future and such actual expenses may be greater or less than those shown.

RISK FACTORS

In addition to the other information included in this proxy statement/prospectus, FCRD Stockholders should carefully consider the risks described below in determining whether to approve the Merger Proposal. The information in “Item 1A. Risk Factors” in Part I of CCAP’s Annual Report on Form 10-K for the fiscal year ended December  31, 2021, filed with the SEC on February 23, 2022, and in Part II, Item 1A of CCAP’s Quarterly Report on Form 10-Q for the period ended September 30, 2022, filed with the SEC on November  9, 2022, is incorporated herein by reference for general risks related to CCAP. The information in “Item 1A. Risk Factors” in Part I of FCRD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March  4, 2022, and in Part II, Item 1A of FCRD’s Quarterly Report on Form 10-Q for the period ended September 30, 2022, filed with the SEC on November 8, 2022, is incorporated herein by reference for general risks related to FCRD. The occurrence of any of these risks could materially and adversely affect the business, prospects, financial condition, results of operations and cash flow of CCAP and FCRD and, following the Mergers, the combined company and might cause you to lose all or part of your investment. The risks, as set out below and incorporated by reference herein, are not the only risks CCAP and FCRD and, following the Mergers, the combined company face, and there may be additional risks that CCAP and FCRD do not presently know of or that they currently consider not likely to have a significant impact. New risks may emerge at any time and CCAP and FCRD cannot predict such risks or estimate the extent to which they may affect the business or financial performance of CCAP and FCRD and, following the Mergers, the combined company. See also “Incorporation by Reference for CCAP,” “Incorporation by Reference for FCRD” and “Where You Can Find More Information” in this proxy statement/prospectus.

Risks Relating to the Mergers

Because the market price of CCAP Common Stock and the NAV per share of CCAP and FCRD will fluctuate, FCRD Stockholders cannot be sure of the market value or exact composition of the Merger Consideration they will receive until the Closing Date.

The market value of the Aggregate Merger Consideration may vary from the closing price of CCAP Common Stock on the date the Mergers were announced, on the date that this proxy statement/prospectus was made available to stockholders or the date of the Special Meeting and on the date the Mergers are completed. Any change in the market price of CCAP Common Stock prior to completion of the Mergers will affect the market value of the Aggregate Merger Consideration that FCRD Stockholders will receive upon completion of the Mergers. Additionally, the Merger Consideration will fluctuate as the market price of CCAP Common Stock and the NAV of CCAP and FCRD change prior to the Closing Date.

In addition, because the Election Deadline is 5:00 p.m., New York City time on the fifth business day preceding the Closing Date, FCRD Stockholders must decide whether to approve the Merger Proposal and make their Elections without knowing the actual market value of the shares of CCAP Common Stock they may receive when the Mergers are completed. This value will not be known at the time of the Special Meeting and may be more or less than the current market price of shares of CCAP Common Stock or the price of CCAP Common Stock at the time of Special Meeting or at the time an Election is made. FCRD and CCAP will issue a joint press release at least 10 business days prior to the anticipated Closing Date announcing the anticipated Election Deadline.

FCRD is not permitted to terminate the Merger Agreement or resolicit the vote of its stockholders solely because of changes in the market price of shares of CCAP Common Stock. There will be no adjustment to the Merger Consideration for changes in the market price of shares of CCAP Common Stock. In addition, the U.S. federal income tax treatment of the Mergers will not be known as of the date of the Special Meeting, and the position that the Mergers qualify as a “reorganization” might be challenged by the IRS.

Changes in the market price of CCAP Common Stock may result from a variety of factors, including, among other things:

•

significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in CCAP’s sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	the inclusion or exclusion of CCAP Common Stock from certain indices;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	loss of CCAP’s RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of CCAP’s portfolio of investments;

•	announcements with respect to significant transactions;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel of CCAP or CCAP Advisor;

•	operating performance of companies comparable to CCAP;

•	short-selling pressure with respect to shares of CCAP Common Stock or BDCs generally;

•	general economic trends and other external factors;

•	loss of a major funding source;

•	market assessments of the likelihood that the Mergers will be completed and the timing of completion of the Mergers; and

•	market perception of the future profitability of the combined company.

See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the market price of CCAP Common Stock to change. These factors are generally beyond the control of CCAP.

The range of high and low closing sales prices of CCAP Common Stock as reported on Nasdaq for the three months ended September 30, 2022 was a low of $15.02 to a high of $18.10. However, historical trading prices are not necessarily indicative of future performance. FCRD Stockholders should obtain current market quotations for shares of CCAP Common Stock prior to voting their shares of FCRD Common Stock at the Special Meeting.

Furthermore, upon completion of the Mergers, FCRD Stockholders will be entitled to receive for each share of FCRD Common Stock that they own, at the election of each stockholder, subject to certain limitations and adjustment pursuant to the terms of the Merger Agreement, the CCAP Merger Consideration in the form of a combination of CCAP Common Stock and cash, only cash or only CCAP Common Stock. The aggregate proportion of CCAP Common Stock payable as Merger Consideration is fixed and will not be adjusted for changes in the stock prices of either company before the Mergers are completed. Even if an FCRD Stockholder elects to receive all cash in the Mergers, the amount of cash to which such stockholder is entitled will depend on the NAV per share of CCAP Common Stock and the terms of the Merger Agreement described under “Description of the Merger Agreement—Merger Consideration” and “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations.” As a result, any changes in the market price of CCAP Common Stock will have a corresponding effect on the market value of the Merger Consideration. Neither party, however, has a right to terminate the Merger Agreement based solely (and in and of itself) upon changes in the market price of CCAP Common Stock or FCRD Common Stock.

The CCAP Merger Consideration received by an individual FCRD Stockholder may represent an implied market value per share less than the Closing FCRD Net Asset Value per share, and, depending on the Elections made by an FCRD Stockholder and Elections made by other FCRD Stockholders, the CCAP Merger Consideration received may represent a value per share higher or less than the consideration received by other FCRD Stockholders calculated on the basis of the Closing CCAP Net Asset Value.

Under the Merger Agreement, at the Effective Time, FCRD Stockholders, in the aggregate, shall be entitled to receive with respect of all of the issued and outstanding shares of FCRD Common Stock as of the Determination Date (excluding Cancelled Shares), the Aggregate Merger Consideration, which consists of (a) the Aggregate Share Consideration, (b) the Parent Cash Consideration and (c) the CCAP Advisor Cash Consideration in an aggregate amount of $35 million.

Although the CCAP Aggregate Merger Consideration, which consists of the Aggregate Share Consideration and the Parent Cash Consideration, paid to FCRD Stockholders will equal, in the aggregate, the Closing FCRD Net Asset Value, the CCAP Merger Consideration to be received by an individual FCRD Stockholder for each share of FCRD Common Stock owned by such FCRD Stockholder may represent an implied market value per share less than the Closing FCRD Net Asset Value per share, depending on the Elections made by such FCRD Stockholder and Elections made by other FCRD Stockholders. However, as a result of certain limitations and adjustments pursuant to the terms of the Merger Agreement, including the adjustment mechanisms with respect to Electing Shares and Non-Electing Shares described in “Description of the Merger Agreement—Merger Consideration” and “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations,” each holder of shares of FCRD Common Stock that are issued and outstanding immediately prior to the Effective Time will receive the CCAP Merger Consideration approximately equal to the implied market value of the CCAP Merger Consideration received by other FCRD Stockholders at the Effective Time calculated on the basis of the market value of shares of CCAP Common Stock as of the Determination Date.

Because the composition of cash or shares of CCAP Common Stock will vary among individual FCRD Stockholders based on each FCRD Stockholder’s Election and the Elections of other FCRD Stockholders, tax consequences will differ between FCRD Stockholders with respect to the CCAP Merger Consideration each receives. For a summary of the different U.S. federal income tax consequences, see the section of this proxy statement/prospectus entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers.”

Sales of shares of CCAP Common Stock after the completion of the Mergers may cause the market price of CCAP Common Stock to decline.

Based on the number of outstanding shares of CCAP Common Stock as of October 3, 2022 and the NAVs of each of CCAP and FCRD as of September 30, 2022, CCAP would issue approximately 6.2 million shares of CCAP Common Stock pursuant to the Merger Agreement to FCRD Stockholders. Many FCRD Stockholders may decide not to hold the shares of CCAP Common Stock they will receive pursuant to the Merger Agreement. In addition, CCAP Stockholders may decide not to hold their shares of CCAP Common Stock after completion of the Mergers. In each case, such sales of CCAP Common Stock could have the effect of depressing the market price for CCAP Common Stock and may take place promptly following the completion of the Mergers.

CCAP and FCRD may fail to consummate the Mergers. If the Mergers do not close, CCAP and FCRD will not benefit from the expenses incurred in their pursuit.

While there can be no assurances as to the exact timing, or that the Mergers will be completed at all, CCAP and FCRD are working to complete the Mergers in the first quarter of 2023. The consummation of the Mergers is subject to certain conditions, including, among others, the FCRD Stockholder Approval, required regulatory approvals and other customary closing conditions. CCAP and FCRD intend to consummate the Mergers as soon as possible; however, there can be no assurance that the conditions required to consummate the Mergers will be satisfied or waived on the anticipated schedule, or at all. If the Mergers are not completed, CCAP and FCRD will have incurred substantial expenses for which no ultimate benefit will have been received. In addition, under certain circumstances, FCRD will be required to pay CCAP’s expenses incurred in connection with the Mergers, subject to a maximum reimbursement of $1.5 million.

Consummation of the Mergers will cause immediate dilution to CCAP Stockholders’ and FCRD Stockholders’ voting interests and may cause immediate dilution to the NAV per share of the combined company’s common stock.

FCRD Stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in FCRD prior to the Mergers. Consequently, FCRD Stockholders should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of FCRD. CCAP Stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in CCAP prior to the Mergers. Consequently, CCAP Stockholders should expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of CCAP.

If the Mergers are consummated, based on the number of shares of CCAP Common Stock issued and outstanding as of October 3, 2022 and the NAV per share of each of FCRD Common Stock and CCAP Common Stock as of September 30, 2022, it is expected that current CCAP Stockholders will own approximately 83% of the outstanding CCAP Common Stock and former FCRD Stockholders will own approximately 17% of the outstanding CCAP Common Stock immediately following consummation of the Mergers. In addition subject to certain restrictions in the Merger Agreement, CCAP may issue additional shares of CCAP Common Stock (including, subject to certain restrictions under the Investment Company Act, at prices below CCAP Common Stock’s then current NAV per share), all of which would further reduce the percentage ownership of the combined company held by former FCRD Stockholders and current CCAP Stockholders. In addition, the issuance or sale by CCAP of shares of CCAP Common Stock at a discount to NAV poses a risk of economic dilution to stockholders.

FCRD Stockholders may receive a form or combination of consideration different from what they elect.

While each holder of FCRD Common Stock entitled to the Merger Consideration may elect to receive, in connection with the Mergers, the CCAP Merger Consideration in cash, the maximum aggregate number of shares of CCAP Common Stock available for all FCRD Stockholders will be fixed to equal the Aggregate Share Consideration and, accordingly, the aggregate amount of cash available to FCRD Stockholders will be fixed. As a result, depending on the Elections made by other FCRD Stockholders, if a holder of FCRD Common Stock elects to receive cash in connection with the Mergers, such holder will likely receive a portion of its CCAP Merger Consideration in CCAP Common Stock, and if a holder of FCRD Common Stock elects to receive CCAP Common Stock in connection with the Mergers, such holder will likely receive a portion of the CCAP Merger Consideration in cash. See “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations” for more information. If a holder of FCRD Common Stock does not submit a properly completed and signed Form of Election to the Exchange Agent by the Election Deadline (or otherwise does not properly and timely direct such holder’s intermediary by following the election instructions received from the relevant broker, bank, trustee or other nominee with respect to the Election), then such stockholder will receive its CCAP Merger Consideration in shares of CCAP Common Stock (unless such consideration is adjusted pursuant to the terms of the Merger Agreement based on too many stockholders electing to receive the CCAP Merger Consideration in shares of CCAP Common Stock). No fractional shares of CCAP Common Stock will be issued in the Mergers, and FCRD Stockholders will receive cash in lieu of any fractional shares of CCAP Common Stock.

The combined company may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings and synergies, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of FCRD’s investment portfolio with CCAP’s investment portfolio and the integration of FCRD’s business with CCAP’s business. There can be no assurance that FCRD’s and CCAP’s businesses can be operated profitably or integrated successfully into CCAP’s operations in a timely fashion, or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of CCAP and FCRD, and following the Mergers, of CCAP, and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of FCRD’s investment portfolio to perform as expected, could have a material adverse effect on financial results of the combined company.

CCAP also expects to achieve certain cost savings and synergies from the Mergers when the two companies have fully integrated their portfolios. It is possible that CCAP’s estimates of the potential cost savings and synergies could turn out to be incorrect. If the estimates turn out to be incorrect or the combined company cannot integrate their investment portfolios and businesses, the anticipated cost savings and synergies may not be fully realized, or realized at all, or may take longer to realize than expected.

The Mergers may trigger certain “change of control” provisions and other restrictions in certain of CCAP’s and FCRD’s contracts and the failure to obtain any required consents or waivers could adversely impact the combined company.

Certain agreements of FCRD and CCAP or their controlled affiliates will or may require the consent of one or more counterparties in connection with the Mergers. The failure to obtain any such consent may permit such counter-parties to terminate, or otherwise increase their rights or CCAP’s or FCRD’s obligations under, any such agreement because the Mergers may violate an anti-assignment, change of control or similar provision. If this happens, CCAP or FCRD may have to seek to replace that agreement with a new agreement or seek a waiver or amendment to such agreement. CCAP and FCRD cannot assure you that CCAP or FCRD will be able to replace, amend or obtain a waiver under any such agreement on comparable terms or at all.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Mergers, including preventing CCAP from operating a material part of FCRD’s business.

In addition, the consummation of the Mergers may violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under CCAP’s or FCRD’s agreements. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

The opinion delivered to the FCRD Board and the Special Committee by the FCRD Board’s financial advisor prior to signing the Merger Agreement will not reflect changes in circumstances since the date of such opinion.

The opinion of the FCRD Board’s financial advisor was delivered to the FCRD Board and the Special Committee on, and was dated, October 3, 2022. Changes in the operations and prospects of FCRD or CCAP, general market and economic conditions and other factors that may be beyond the control of FCRD or CCAP may significantly alter the value of FCRD or CCAP or the price of shares of CCAP Common Stock by the time the Mergers are completed. The opinion does not speak as of the time the Mergers will be completed or as of any date other than the date of such opinion. For a description of the opinion that the FCRD Board and the Special Committee received from the FCRD Board’s financial advisor, see “The Mergers—Opinion of the Financial Advisor to the FCRD Board.”

Litigation which may be filed against FCRD or CCAP in connection with the Mergers, regardless of its merits, could result in substantial costs and could delay or prevent the Mergers from being completed.

From time to time, FCRD and CCAP may be subject to legal actions in connection with the Mergers, including securities class action lawsuits and derivative lawsuits, as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas. These or any similar securities class action lawsuits and derivative lawsuits in connection with the Mergers, regardless of their merits, may result in substantial costs and divert management time and resources. An adverse judgment in such cases could have a negative impact on FCRD’s or CCAP’s liquidity and financial condition or could prevent the Mergers from being completed.

Termination of the Merger Agreement could negatively impact FCRD and CCAP.

If the Merger Agreement is terminated, there may be various consequences, including:

•

FCRD’s and CCAP’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers;

•	the market price of the FCRD Common Stock or CCAP Common Stock might decline to the extent that the market price prior to termination reflects a market assumption that the Mergers will be completed;

•	in the case of FCRD, it may not be able to find a party willing to pay an equivalent or more attractive price than the price CCAP has agreed to pay in the Mergers; and

•

the payment of any termination fee or reimbursement of the counterparties’ fees and expenses, if required under the circumstances, could adversely affect the financial condition and liquidity of FCRD or CCAP.

Under certain circumstances, FCRD or CCAP may be obligated to pay a termination fee upon termination of the Merger Agreement.

No assurance can be given that the Mergers will be completed. The Merger Agreement provides for the payment by FCRD or CCAP of a termination fee under certain circumstances. Under circumstances specified in the Merger Agreement, FCRD may be required to pay CCAP a termination fee of approximately $5.556 million or CCAP may be required to pay FCRD a termination fee of approximately $7.143 million. See “Description of the Merger Agreement—Termination of the Merger Agreement” for a discussion of the circumstances that could result in the payment of a termination fee.

The Merger Agreement limits FCRD’s ability to pursue alternatives to the Mergers; however, in specified circumstances, FCRD may terminate the Merger Agreement to accept a superior proposal.

Under the Merger Agreement, FCRD has agreed not to (1) take certain actions to solicit proposals relating to alternative transactions or (2) subject to certain exceptions, including the receipt of a “Superior Proposal” (as such term is defined herein under the heading “Description of the Merger Agreement—Additional Covenants—No Solicitation”), enter into discussions or an agreement concerning, or provide confidential information in connection with, any proposals for alternative transactions. However, in specified circumstances, FCRD may terminate the Merger Agreement and enter into an agreement with a third party who makes a Superior Proposal, subject to certain procedural requirements and the payment to CCAP of a termination fee of approximately $5.556 million.

These provisions, which are typical for transactions of this type, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of FCRD from considering or proposing such an acquisition even if such potential competing acquiror were prepared to pay consideration with a higher per share market price than the price per share market price to be paid by CCAP pursuant to the Merger Agreement or might result in a potential competing acquiror proposing to pay a lower per share price to acquire FCRD than it might otherwise have proposed to pay.

The Mergers are subject to closing conditions, including the FCRD Stockholder Approval, that, if not satisfied or waived, will result in the Mergers not being completed, which may result in material adverse consequences to CCAP’s and FCRD’s business and operations.

The Mergers are subject to closing conditions, including the FCRD Stockholder Approval, which, if not satisfied, will prevent the Mergers from being completed. The closing condition that FCRD Stockholders approve the First Merger may not be waived under applicable law and must be satisfied for the Mergers to be completed. First Eagle Investment Management LLC (“FEIM”) has entered into a voting agreement with CCAP (the “Voting Agreement”) pursuant to which it has agreed to vote the shares of FCRD Common Stock held by FEIM in favor of the proposals presented at the Special Meeting required to complete the Mergers. If FCRD Stockholders do not approve the First Merger and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on FCRD’s and CCAP’s respective businesses and operations.

In addition to the FCRD Stockholder Approval, the Mergers are subject to a number of other conditions beyond FCRD’s and CCAP’s control that may prevent, delay or otherwise materially adversely affect its completion. Neither FCRD nor CCAP can predict with certainty whether and when these other conditions will be satisfied.

FCRD and CCAP may waive one or more conditions to the Mergers without resoliciting stockholder approval.

Certain conditions to FCRD’s and CCAP’s obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of FCRD and CCAP. In the event that any such waiver does not require resolicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Mergers without seeking further stockholder approval. The conditions requiring the approval of FCRD’s Stockholders, however, cannot be waived.

Certain persons related to FCRD have interests in the Mergers that differ from the interests of FCRD Stockholders.

Certain FCRD directors and executive officers may have interests in the Mergers that are different from, or in addition to, the interests of FCRD Stockholders. In addition, FEIM entered into the Voting Agreement pursuant to which FEIM has agreed to vote its covered shares of FCRD Common Stock in favor of the Merger Proposal. Further, FEAC has engaged in discussions with Crescent regarding a transition services agreement pursuant to which FEAC would provide certain consulting services to CCAP Advisor relating to FCRD’s existing investment portfolio subsequent to the Closing. The members of the FCRD Board and the Special Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Mergers and in recommending to FCRD’s Stockholders that the First Merger be approved. These interests are described in more detail in the section of this proxy statement/prospectus entitled “The Mergers—Interests of Certain Persons Related to FCRD in the Mergers.”

CCAP and FCRD will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

Uncertainty about the effect of the Mergers may have an adverse effect on CCAP and FCRD and, consequently, on the combined company following completion of the Mergers. These uncertainties may cause those that deal with CCAP and FCRD to seek to change their existing business relationships with CCAP and FCRD. In addition, the Mergers agreement restricts CCAP and FCRD from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent CCAP and FCRD from pursuing certain business opportunities that may arise prior to the completion of the Mergers. Please see the sections entitled “Description of the Merger Agreement—Interim Operations of FCRD,” “Description of the Merger Agreement—Interim Operations of CCAP” and “Description of the Merger Agreement—Additional Covenants” for a description of the interim operating covenants to which CCAP and FCRD are subject.

The shares of CCAP Common Stock to be received by FCRD Stockholders as a result of the Mergers will have different rights associated with them than the shares of FCRD Common Stock currently held by them.

The rights associated with FCRD Common Stock are different from the rights associated with CCAP Common Stock. See “Comparison of Stockholder Rights.”

If the Mergers do not qualify as a reorganization under Section 368(a) of the Code, FCRD Stockholders may be required to pay substantial U.S. federal income taxes.

The U.S. federal income tax consequences of the Mergers depend on whether the Mergers qualify as a reorganization within the meaning of Section 368(a) of the Code. The Mergers will not qualify as a reorganization if the fair market value of CCAP Common Stock received by FCRD Stockholders in the Mergers does not equal or exceed 40% of the aggregate consideration. As noted below under “Description of the Merger Agreement—Merger Consideration,” the amount of CCAP Common Stock and cash to be transferred in the Mergers is subject to adjustments. Therefore, it will not be known at the time of the Special Meeting whether the Mergers will qualify as a reorganization.

The obligation of FCRD to complete the Mergers is conditioned on the receipt of an opinion from Simpson Thacher & Bartlett LLP, counsel to FCRD (or, if Simpson Thacher & Bartlett LLP is unable or unwilling to render such an opinion, the written opinion of Kirkland & Ellis LLP or another nationally recognized counsel as may be reasonably acceptable to FCRD), generally to the effect that for U.S. federal income tax purposes, the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, with respect to FCRD and CCAP. The opinion will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations as to factual matters from FCRD and CCAP, as well as certain covenants by those parties. The opinion cannot be relied upon if any of the assumptions, representations or covenants are incorrect, incomplete or inaccurate or are violated in any material respect. In addition, the opinion is based on current law and cannot be relied upon if current law changes with retroactive effect. The opinion of counsel is not binding upon the IRS or the courts, and there is no assurance that the IRS or a court will not take a contrary position. FCRD and CCAP do not intend to request a ruling from the IRS regarding any aspects of the U.S. federal income tax consequences of the Mergers. If the IRS or a court determines that the Mergers should not be treated as described in the opinion, a U.S. stockholder (as defined herein under the heading “Certain Material U.S. Federal Income Tax Consequences of the Mergers”) would generally recognize gain or loss in full for U.S. federal income tax purposes upon the exchange of FCRD Common Stock for CCAP Common Stock and cash in the Mergers. For more information on material U.S. federal income tax consequences of the Mergers, see the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers” beginning on page 104.

The market price of CCAP Common Stock after the Mergers may be affected by factors different from those affecting CCAP Common Stock currently.

The businesses of CCAP and FCRD differ in some respects and, accordingly, the results of operations of the combined company and the market price of CCAP Common Stock after the Mergers may be affected by factors different from those currently affecting the independent results of operations of each of CCAP and FCRD. These factors include:

•	a larger stockholder base;

•	a different portfolio composition; and

•	a different capital structure.

Accordingly, the historical trading prices and financial results of CCAP may not be indicative of these matters for the combined company following the Mergers.

Additionally, Sun Life has committed to providing secondary market support by purchasing $20 million of CCAP Common Stock after the Mergers. If Sun Life fails to fulfill its commitment, the trading price may be lower than it otherwise would have been with Sun Life’s support.

The U.S. federal income tax treatment of the CCAP Advisor Cash Consideration is not entirely clear, and the position taken that the CCAP Advisor Cash Consideration is part of the total cash consideration received by FCRD Stockholders pursuant to the Mergers might be challenged by the IRS.

With respect to the CCAP Advisor Cash Consideration, there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror and, as a result, the tax consequences of the receipt of the CCAP Advisor Cash Consideration are not entirely clear. CCAP, CCAP Advisor and the Exchange Agent intend to take the position that the portion of the CCAP Advisor Cash Consideration received by a U.S. stockholder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers”) is treated as additional merger consideration. It is possible, however, that the IRS would assert a contrary position that the U.S. stockholder’s share of the CCAP Advisor Cash Consideration should be treated as taxable ordinary income and not as cash received in exchange for such holder’s FCRD Common Stock. In addition, given the uncertain tax treatment of the CCAP Advisor Cash Consideration, CCAP Advisor or the Exchange Agent, or any other applicable withholding agent, may withhold tax at a rate of 30% from the portion of the CCAP Advisor Cash Consideration paid to a non-U.S. stockholder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers”), unless the non-U.S. stockholder establishes its eligibility for a reduced treaty rate or an exemption.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between CCAP and FCRD pursuant to the Merger Agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of FCRD may not be obtained; (2) the risk that the Mergers or other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by CCAP and FCRD or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) uncertainty with respect to the trading levels of shares of the combined company’s common stock on NASDAQ; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of CCAP and FCRD; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact CCAP’s classification as a business development company; and (14) changes in general economic and/or industry specific conditions. Some of these factors are enumerated in the filings CCAP and FCRD have made with the SEC, including the factors set forth as “Risk Factors” in CCAP’s and FCRD’s annual reports on Form 10-K for the fiscal year ended December  31, 2021 filed with the SEC on February 23, 2022 and March 4, 2022, respectively, and subsequent quarterly reports on Form 10-Q, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this proxy statement/prospectus.

The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this proxy statement/prospectus. Except as required by federal securities laws, neither CCAP nor FCRD undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or development, future events or otherwise. Although neither CCAP nor FCRD undertakes any obligation to update or revise any forward-looking statements, readers are advised to consult any additional disclosures that CCAP or FCRD may make directly to you or through reports that they have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This proxy statement/prospectus and documents incorporated by reference into this proxy statement/prospectus contains or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. Neither CCAP nor FCRD has independently verified such statistics or data. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this proxy statement/prospectus, any prospectus supplement or in periodic reports CCAP or FCRD file under the Exchange Act.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

The Special Meeting will be held in-person at 11:00 a.m., Eastern Time, on March 7, 2023 at the offices of FCRD, located at 500 Boylston Street, Suite 1200, Boston, MA 02116. This proxy statement/prospectus will be sent to FCRD Stockholders of record as of January 19, 2023 on or about [●], 2023.

Purpose of the Special Meeting

At the Special Meeting, FCRD Stockholders will be asked to approve the Merger Proposal and, if necessary or appropriate, the FCRD Adjournment Proposal.

The FCRD Board, based on the unanimous recommendation of the Special Committee, approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and recommends that FCRD Stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the FCRD Adjournment Proposal.

Record Date

FCRD Stockholders may vote their shares at the Special Meeting, or any adjournments and postponements thereof, only if they were a stockholder of record at the close of business on January 19, 2023. There were 29,922,028 shares of FCRD Common Stock outstanding on the FCRD Record Date. Each share of FCRD Common Stock outstanding as of the FCRD Record Date is entitled to one vote.

Quorum

The presence at the Special Meeting, in-person or represented by proxy, of the holders of a majority of the outstanding shares of FCRD Common Stock outstanding on the FCRD Record Date will constitute a quorum. Notwithstanding the foregoing, if a majority of the outstanding shares of FCRD Common Stock entitled to vote at the Special Meeting are not present in person or represented by proxy, the holders of one-third of such shares shall constitute a quorum to the extent permitted by applicable law. Abstentions will be treated as shares present for quorum purposes. Shares held by a broker, bank, trustee or nominee for which the broker, bank, trustee or nominee has not received voting instructions from the record holder as to how to vote such shares and does not have discretionary authority to vote the shares on non-routine proposals will not be treated as shares present for quorum purposes.

Broker Non-Votes

Broker non-votes occur for shares held through a broker, bank, trustee or nominee on behalf of a beneficial holder on “non-routine” matters on which such broker, bank trustee or nominee lacks discretionary authority when the beneficial owner does not provide explicit voting instructions as to how to vote such beneficial holder’s shares to such broker, bank, trustee or nominee as to such matter, and such shares are nevertheless voted on one or more other matters brought before the meeting (including one or more “routine” matters for which a broker, bank, trustee or nominee exercises its discretionary authority) or otherwise present in person or proxy at the meeting. FCRD believes that both of the FCRB Proposals are non-routine and therefore does not expect any broker non-votes to occur at the Special Meeting. As a result, if an FCRD Stockholder holds shares in “street name” through a broker, bank, trustee or nominee, the broker, bank, trustee or nominee will not be permitted to exercise voting discretion with respect to the Merger Proposal or the FCRD Adjournment Proposal. The failure of beneficial owners owning shares through a broker, bank, trustee or other nominee to provide voting instructions with respect to such shares will have the same effect as votes “against” the Merger Proposal and will have no effect on the outcome of the FCRD Adjournment Proposal.

Vote Required

Each outstanding share of FCRD Common Stock held by a holder of record as of the FCRD Record Date has one vote on each matter to be considered at the Special Meeting.

The Merger Proposal

The affirmative vote of the holders of a majority of the outstanding shares of FCRD Common Stock entitled to vote at the Special Meeting is required to approve the Merger Proposal.

Abstentions will have the same effect as votes “against” the Merger Proposal. In addition, the failure to vote will have the same effect as votes “against” the Merger Proposal.

The FCRD Adjournment Proposal

The affirmative vote of the holders of a majority of the shares of FCRD Common Stock present in person or represented by proxy and entitled to vote on the FCRD Adjournment Proposal at the Special Meeting, whether or not a quorum is present, is required to approve the FCRD Adjournment Proposal.

Abstentions will have the same effect as a vote “against” approval of the FCRD Adjournment Proposal. The failure of beneficial owners owning shares through a broker, bank, trustee or other nominee to provide voting instructions with respect to such shares will have no effect on the outcome of the Adjournment Proposal.

Voting By Proxies

FCRD encourages FCRD Stockholders to vote by proxy, which means that FCRD Stockholders authorize someone else to vote their shares. Shares represented by proxies will be voted in accordance with FCRD Stockholders’ instructions. If an FCRD Stockholder properly executes and returns a proxy without specifying their voting instructions, such FCRD Stockholder’s shares will be voted in accordance with the FCRD Board’s recommendation, “FOR” each of the FCRD Proposals. If any other business is brought before the Special Meeting, FCRD Stockholders’ shares will be voted at the FCRD Board’s discretion unless FCRD Stockholders specifically state otherwise on their proxy.

An FCRD Stockholder may vote by proxy in accordance with the instructions provided below or by voting in-person during the Special Meeting. An FCRD Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on the proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com

•	By telephone: 1-800-690-6903 to reach a toll-free, automated touchtone voting line.

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By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to the Special Meeting.

If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote or submit a proxy to vote your shares at the Special Meeting or to provide a proxy authorizing you to vote your shares at the Special Meeting.

Important notice regarding the availability of proxy materials for the Special Meeting. FCRD’s proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Revocability of Proxies

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. If you are a stockholder of record, you can change your vote or revoke your proxy by:

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delivering a written revocation notice before the Special Meeting, which FCRD advises should be received no later than 11:59 p.m. Eastern Time on March 6, 2023, to ensure that it is received in time for the Special Meeting, to FCRD’s Secretary, Sabrina Rusnak-Carlson, at First Eagle Alternative Credit, LLC, 500 Boylston St., Suite 1200, Boston, MA, 02116, Attention: Corporate Secretary;

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submitting a subsequent proxy using the telephone or Internet before 11:59 p.m. Eastern Time on March 6, 2023 (your latest telephone or Internet proxy is the one that will be used to vote your shares); or

•	attending and voting during the Special Meeting. Simply logging into the Special Meeting will not, by itself, revoke your proxy.

If you hold shares of FCRD Common Stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

Solicitation of Proxies

CCAP has agreed to bear all costs of preparing, printing and mailing this proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. FCRD intends to use the services of D.F. King & Co., Inc. to assist in the solicitation of proxies. FCRD expects to pay market rates of approximately $12,500 for such services, which will ultimately be borne by CCAP. No additional compensation will be paid to directors, officers or regular employees for such services.

Appraisal Rights

FCRD Stockholders and “beneficial owners” (as defined in Section 262 of the DGCL) will be entitled to exercise appraisal rights with respect to the Merger in accordance with Section 262 of the DGCL. For more information, see “Appraisal Rights of FCRD Stockholders and Beneficial Owners” and “Description of the Merger Agreement—Appraisal Rights.”

THE MERGERS

The discussion in this proxy statement/prospectus, which includes the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, which is attached as Annex A to this proxy statement/prospectus.

General Description of the Mergers

Pursuant to the terms of the Merger Agreement, at the Effective Time, Acquisition Sub will be merged with and into FCRD. FCRD will be the Surviving Corporation and will continue its existence as a corporation under the laws of the State of Delaware as a direct, wholly-owned subsidiary of CCAP. As of the Effective Time, the separate corporate existence of Acquisition Sub will cease. Subsequently, FCRD will merge with and into Acquisition Sub 2, with Acquisition Sub 2 as the surviving entity in the Second Merger. Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of FCRD Common Stock issued and outstanding immediately prior to the Effective Time (excluding Cancelled Shares) will be converted into and exchanged for the right to receive the Per Share Merger Consideration, plus any cash in lieu of fractional shares, as well as the right to receive an additional amount in cash equal to the applicable ratable portion of the CCAP Advisor Cash Consideration.

Based on the number of shares of CCAP Common Stock issued and outstanding as of October 3, 2022 and the NAV per share of each of FCRD Common Stock and CCAP Common Stock as of September 30, 2022, it is expected that current CCAP Stockholders will own approximately 83% of the outstanding CCAP Common Stock and former FCRD Stockholders will own approximately 17% of the outstanding CCAP Common Stock immediately following consummation of the Mergers.

Background of the Mergers

At the time of FCRD’s initial public offering (“IPO”) in April 2010, FCRD’s investment strategy focused on investments in privately negotiated debt and equity securities of middle market companies, primarily in junior capital securities, including subordinated, or mezzanine, debt and second lien secured debt, which junior capital could include an associated equity component such as warrants, preferred stock or other similar securities. FCRD expected to generate returns through a combination of contractual interest payments on debt investments, equity appreciation (through options, warrants, conversion rights or direct equity investments) and origination and similar fees.

With over $250 million of net assets as of IPO, FCRD held concentrated hold sizes in junior capital investments as a result of limited capital available outside of FCRD. This investment strategy, together with this small size of FCRD, resulted in volatility in FCRD’s NAV when a particular credit did not perform in accordance with expectations.

In 2015, FCRD shifted its investment focus from junior capital investments to focus primarily in directly originated first lien loan senior secured and second lien loans, including unitranche investments. Further, FCRD communicated its strategy to increase the diversification of its portfolio through co-investments with affiliated managed funds and to rotate out of junior capital and unsponsored investments (“Legacy Assets”). FEAC then reduced its contractual advisory fees and modified the incentive fee calculation to be more stockholder friendly. Further, as the rotation of the Legacy Assets took longer than anticipated, FEAC waived a significant amount of advisory fees to increase alignment with stockholders. However, stock performance continued to be negatively impacted due to the elongated period to rotate out Legacy Assets and related decline in NAV.

In 2020, in connection with the acquisition of THL Credit Advisors LLC (now FEAC) by FEIM, FEAC facilitated the consummation of a $30 million stock issuance at NAV. Additionally, with the aim of reducing the discount of trading price to NAV, in July of 2020, FCRD repurchased approximately $19.5 million of its common stock, or 5,189,026 million shares, representing approximately 14.7% of its outstanding shares, from cash on hand at a price of $3.75 per share, excluding fees and expenses relating to the self-tender offer which price represented 70% of NAV per share based on FCRD’s April 15, 2020 NAV per share.

FEAC then focused on additional initiatives intended to increase net investment income, such as reducing the cost of indebtedness by reducing the interest rate of its credit facility and refinancing its bonds for a lower fixed rate. Further, FEAC refinanced the Logan JV to form the CLO to increase the net investment income distributed to FCRD. While FCRD was successful in implementing these initiatives, FCRD’s stock price continued to trade at a significant discount to its NAV per share.

As a result of shares of FCRD Common Stock consistently trading at a discount to NAV per share, it has limited FCRD’s ability to raise additional equity capital given the constraints under the Investment Company Act on the ability of a BDC to issue shares of its common stock at a price below NAV and the FCRD Board’s general belief that although maintaining the flexibility to issue new shares of FCRD Common Stock at a discount to then-current NAVs could be appropriate under certain circumstances, such an offering at a significant discount to then-current NAVs would be dilutive and was not in the best interests of FCRD or its stockholders. These limitations provided challenges that the FCRD Board has consistently considered in evaluating FCRD’s business and affairs. Additionally, increasing consolidation in the BDC industry and the formation of several new large market entrants suggests that larger BDCs may have certain advantages, including cost efficiencies, increased trading volume and liquidity for stockholders.

On June 1, 2022, the FCRD Board held a virtual special meeting with FEAC, Simpson Thacher and Stradley Ronon Stevens & Young, LLP (“Stradley”), counsel to the FCRD Independent Directors, to discuss the process of pursuing a possible strategic transaction, including a possible merger. Simpson Thacher provided the FCRD Board with an overview of its experience with BDC strategic transactions and discussed the role that Simpson Thacher would play if the FCRD Board pursued a possible strategic transaction. The FCRD Board discussed various potential strategic transaction options, including continuing to operate FCRD on a standalone basis and various sale/merger transactions, including a stock sale, asset sale, merger or reverse merger, as well as other strategic transactions. The FCRD Board determined to further explore these options. Stradley provided the FCRD Board with an overview of the FCRD Board’s proposed role and Simpson Thacher discussed the involvement of FEAC and FCRD’s officers in such circumstances. Stradley and Simpson Thacher also reviewed the Board’s fiduciary duties with respect to a possible strategic transaction. Simpson Thacher also discussed the role that a financial advisor would play if engaged by the FCRD Board to assist in pursuing a strategic transaction. At this meeting, the FCRD Board also discussed a potential confidential auction process, instead of a publicly announced process, to evaluate strategic transaction options and in consultation with FEAC, Simpson Thacher and Stradley, the FCRD Board discussed the merits of both approaches. Simpson Thacher informed the FCRD Board that it is common for a BDC to engage in a confidential process and that any transaction agreement would be negotiated in a manner designed to provide the FCRD Board with appropriate required flexibility to receive and consider competing proposals after a transaction was publicly announced. FEAC recommended that the FCRD Board meet with representatives of Keefe, Bruyette & Woods, Inc. (“KBW”) to consider KBW as a potential financial advisor. Following an executive session of the FCRD Independent Directors, the FCRD Board determined to interview KBW and then determine whether to interview any other potential financial advisors.

On June 2, 2022, members of the FCRD Board, constituting a quorum, met with representatives of KBW at a virtual special meeting, along with Stradley and representatives of FEAC, during which the KBW representatives reviewed KBW’s credentials including an overview of its experience with BDC strategic transactions. The FCRD Board and KBW discussed comparative advantages and disadvantages between a confidential auction process and a public process and the potentially favorable aspects of a targeted, confidential auction process. The FCRD Board also discussed KBW’s proposed fee and other terms of its engagement. The

FCRD Independent Directors considered publicly available financial advisor fee levels from other strategic transactions involving BDCs. In an executive session, the FCRD Independent Directors discussed the possibility of forming a special committee in connection with a potential strategic transaction that would review proposals submitted and make a recommendation to the full FCRD Board, and determined to further consider engaging KBW as financial advisor to the FCRD Board. The FCRD Independent Directors requested that KBW provide additional information regarding KBW and comparative financial advisor fee data.

On June 15, 2022, after receipt and consideration of additional information from KBW, the FCRD Board approved via unanimous written consent the engagement of KBW as financial advisor to FCRD and the FCRD Board, including any special committee of the FCRD Board, in connection with a potential strategic transaction, and KBW was subsequently engaged.

On June 15, 2022, Simpson Thacher provided a form of non-disclosure agreement (“NDA”) to FEAC that could be provided to and executed by potential bidders prior to receiving any non-public information related to FCRD or its operations and investments, which included customary “standstill” and related provisions intended to require that bidders submit all bids through FCRD’s official process and not through other avenues (unless such provisions were waived by FCRD). On June 17, 2022, Stradley provided certain comments on the form of NDA, and the form of NDA was then sent to KBW to be provided to potential bidders.

On June 20, 2022, the FCRD Board held a virtual special meeting with representatives of FEAC, Simpson Thacher, Stradley and KBW also in attendance to discuss the initiation of a targeted, confidential auction process. Representatives of KBW reviewed a group of 14 potential bidders with the FCRD Board, focusing on eight potential bidders (including CCAP) for the targeted outreach and a ninth potential bidder that it was believed could have significant interest in being part of the process. These nine potential bidders had experience participating in BDC strategic transactions or had recently made acquisitions of business lines or added personnel that had such experience. The remaining five potential bidders did not have such experience but might have strategic interest in a transaction with FCRD. The FCRD Board discussed several factors that could drive the competitiveness of the auction process, including the current scarcity of other BDC acquisition targets and FEAC’s positive reputation and relationships, and discussed other potential parties and the possible benefits and drawbacks of expanding the scope of the confidential auction process to a larger group of potential bidders, including certain potential counterparties not included in the initial group of 14 potential bidders reviewed with KBW. FEAC informed the FCRD Board that it may be possible that a bidder could request that FEAC continue to serve as the collateral manager to the CLO if such bidder does not itself have such expertise or does not want to manage that vehicle. KBW and Simpson Thacher informed the FCRD Board that in recent BDC merger transactions it has been common for the investment advisers of the two BDCs to enter into a transition services agreement separately from the merger agreement between the BDCs, although any such agreement would be solely between FEAC and a successful bidder, the FCRD Board would be informed of any such proposals and the material terms discussed. The FCRD Board directed KBW to commence outreach to eight targeted potential bidders the following day.

On June 28, 2022, KBW provided FEAC with a status update, which was relayed to the FCRD Board on June 29, 2022. Six of the eight potential bidders contacted by KBW had expressed interest in participating in the process, with three signing an NDA and three others having requested an NDA. Two potential bidders had informed KBW that they would not participate in the process. The FCRD Board directed KBW to contact a ninth potential bidder that had previously been discussed with the FCRD Board.

On July 1, 2022, the Nominating and Governance Committee of the FCRD Board met with representatives of Stradley to discuss the confidential auction process and related updates received to date from FEAC and KBW. The Nominating and Governance Committee members also reviewed the possibility of the formation of a special committee of the FCRD Board and the potential compensation schedule of any such committee.

On July 7, 2022, KBW again provided FEAC with a status update, which was relayed to the FCRD Board the same day. Seven potential bidders had signed an NDA, six had been provided access to a virtual data room containing diligence information regarding FCRD, two had hired a financial advisor and two had hired outside counsel. One bidder had not been provided access to the virtual data room yet as the bidder was checking for any potential conflicts it might have.

On July 14, 2022, KBW received non-binding indications of interest from five bidders, including CCAP. A summary of the bids was provided to the FCRD Board on July 15, 2022 in advance of a scheduled call on July 18, 2022.

On July 18, 2022, the FCRD Board held a virtual special meeting with representatives of FEAC, Simpson Thacher, Stradley and KBW also in attendance. Representatives of KBW informed the FCRD Board that five initial indications of interest, one of which included two proposals, had been received, that one of the potential bidders had indicated that it did not intend to submit a proposal and that another potential bidder that previously mentioned a potential conflict had not responded to follow-up communications and had not been provided access to the virtual data room. Representatives of KBW reviewed each bid in detail with the FCRD Board and discussed the implied consideration value of each bid as compared to FCRD’s NAV per share of $6.12 as of March 31, 2022, the most recently available NAV, and market trading price per share of $3.34 as of July 14, 2022, the date of the indications of interest. Below is a summary of the bids as of July 15, 2022:

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Party A had retained outside counsel, and proposed a tax-free reverse triangular merger transaction at a floating exchange ratio of 97% of FCRD’s NAV relative to the acquiring BDC’s stock trading price, resulting in of implied consideration values ranging from $5.92 to $7.17 per share of FCRD Common Stock when calculated based on the acquiring BDC’s volume weighted average stock price (“VWAP”), for various periods, most recent reported book value per share and median research analysts’ consensus stock price target. The consideration would be paid approximately 35% in cash and 65% in stock of the acquiring BDC. Party A also proposed additional consideration in the form of a 10-year credit support agreement of $40 million and a package of additional benefits including advisory fee waivers and purchases of the acquiring BDC’s common stock at NAV by the acquiring BDC’s investment adviser or an affiliate. The acquiring BDC would not require approval from its stockholders for the transaction. Party A also noted that it may seek a transition services agreement with FEAC.

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CCAP had retained a financial advisor and Kirkland & Ellis LLP (“Kirkland) as outside counsel, and proposed a tax-free NAV-for-adjusted-NAV combination transaction with CCAP or a wholly owned subsidiary of CCAP, resulting in implied consideration values ranging from $5.97 to $6.58 per share of FCRD Common Stock when calculated based on CCAP’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price. The proposed consideration would be paid approximately 12.7-14% in cash and 86-87.3% in stock of the acquiring BDC. CCAP’s proposal included a $25 million cash payment from CCAP Advisor to FCRD stockholders and included up to $20 million in post-closing market support through a share purchase program funded by CCAP Advisor’s parent company. The acquiring BDC would not require approval from its stockholders for the transaction.

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Party B had not retained a financial advisor or outside counsel yet, and proposed a tax-free merger whereby FCRD would merge with Party B, with a fixed exchange ratio of 90% of FCRD’s NAV relative to the acquiring BDC’s stock trading price at closing, resulting in implied consideration values ranging from $3.50 to $5.61 per share of FCRD Common Stock when calculated based on the acquiring BDC’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price target. Party B proposed an all-stock merger, but offered to pay up to 10% of the consideration in cash to cause the merger to be taxable, if determined by the FCRD Board that a taxable transaction was in the best interest of FCRD stockholders. The acquiring BDC would not require stockholder approval for the transaction. Party B also stated that it would expect to enter into a transition services agreement with FEAC.

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Party C, which manages multiple BDCs, had retained a financial advisor and outside counsel, and proposed two possible tax-free merger transactions, each with different BDCs. Both proposed mergers were all-stock mergers, and either potential acquiring BDC would require approval from its stockholders for the transaction.

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For one BDC, Party C proposed a merger with a floating exchange ratio of 74% of FCRD’s NAV relative to the acquiring BDC’s NAV, resulting in implied consideration values ranging from $4.08 to $4.73 per share of FCRD Common Stock when calculated based on the acquiring BDC’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price target.

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For the second BDC, Party C proposed a NAV-for-adjusted-NAV merger resulting in implied consideration values ranging from $3.80 to $6.12 per share of FCRD Common Stock when calculated based on the acquiring BDC’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price target.

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Party D had not retained a financial advisor or outside counsel yet, and proposed a tax-free NAV-for-adjusted-NAV merger resulting in implied consideration values ranging from $4.81 to $6.06 per share of FCRD Common Stock when calculated based on the acquiring BDC’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price target. The proposed consideration would be paid approximately 5% in cash and 95% in stock of the acquiring BDC. The acquiring BDC would require approval from its stockholders for the transaction.

The FCRD Board discussed the details of each bid and the general consensus was that the three strongest proposals, based on implied consideration value and other factors, were Party A, CCAP and Party B, and that Party D’s proposal also was competitive. The FCRD Board instructed KBW to inform Party A, CCAP and Party B that they had advanced to the second round of the auction process, and that if Party D determined to submit a revised proposal the FCRD Board would consider allowing Party D to advance as well. Following an executive session of the FCRD Independent Directors, Stradley provided an overview of the fiduciary duties of the FCRD Independent Directors, and the FCRD Independent Directors discussed the possibility of the formation of a special committee of the FCRD Board.

On July 18, 2022, the FCRD Board instructed Simpson Thacher to begin drafting a form of a merger agreement to be provided to participants in the second round of the auction process. Following discussions with FEAC, Simpson Thacher, Stradley and KBW, the FCRD Board determined that second round proposals would be due on August 17, 2022, in order to allow bidders to include a markup of the merger agreement with their best and final proposals. The four remaining bidders were provided a second round process letter on July 22.

On July 21, 2022, KBW updated the FCRD Board regarding which bidders had retained financial advisors to date.

On July 23, 2022, Party D submitted a revised initial indication of interest, which was provided to the FCRD Board that same day.

On July 25, 2022, the FCRD Board held a special virtual meeting with representatives of FEAC, Simpson Thacher, Stradley and KBW also in attendance to discuss Party D’s revised bid. Representatives of KBW reviewed the changes to Party D’s proposal with the FCRD Board, which changes added a cash payment from the investment adviser of Party D to FCRD stockholders of up to $20 million and increased the cash consideration from Party D, resulting in implied consideration values ranging from $5.66 to $6.74 per share of FCRD Common Stock when calculated based on the acquiring BDC’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price target. The proposed consideration would be paid approximately 23.5% cash and 76.5% in stock of the acquiring BDC (the cash portion of the proposed consideration was previously 5%). KBW also informed the FCRD Board that Party D had engaged outside counsel for the transaction. After discussing the elements of Party D’s revised bid, FCRD Board instructed KBW to inform Party D that it had advanced to the second round of the auction process. KBW also informed the FCRD Board that it had received communication from Party C that it was considering increasing its proposal by a particular amount, that would result in implied consideration value lower than Party D’s updated indication of interest. After weighing the verbal update to the Party C proposal, the FCRD Board declined to include Party C in the second round of the process. KBW informed the FCRD Board that Party B had engaged a financial advisor.

Between July 26 and August 2, 2022, FEAC met with each of the remaining bidders, except for Party A, in person as part of their diligence processes.

On July 29, 2022, KBW provided an update on the auction process to FEAC, which was relayed to the FCRD Board that same day. In-person diligence sessions had been held with Party B and CCAP, and CCAP’s diligence efforts had been the most comprehensive of the remaining bidders. KBW also informed FEAC that an in-person diligence meeting was being scheduled with Party D early the next week (and such meeting ultimately occurred on August 2, 2022). In addition, Party A had informed KBW that it no longer wished to pursue a merger, but would consider a portfolio purchase transaction at a discount to FCRD’s NAV. After discussions among representatives of KBW, FEAC and Party A, Party A withdrew from the process because its revised proposal would not be competitive.

On August 2, 2022, Stradley provided its input on a draft merger agreement, and the draft merger agreement was provided to the remaining bidders.

On August 5, 2022, a regularly scheduled quarterly meeting was held virtually with representatives of FEAC, Simpson Thacher and Stradley. At the meeting, FEAC provided the FCRD Board with an update on the due diligence process. The FCRD Board approved the formation of a special committee (the “Special Committee”), consisting of James Kern, Edmund Giambastiani, Deborah McAneny and Jane Musser Nelson, each an independent director of the FCRD Board, to review, evaluate, and negotiate the potential acquisition of FCRD. The FCRD Board determined that James Kern would serve as chair of the Special Committee and that each member of the Special Committee would receive per-meeting compensation equal to FCRD’s pre-existing, standard per-meeting compensation amount of $1,500 per meeting attended, without duplication, and reimbursement of all out-of-pocket expenses, if any, for attending meetings of the Special Committee.

On August 17, 2022, second round indications of interest were received from CCAP, Party B and Party D along with each bidder’s comments on the draft merger agreement. A summary of the second round bids was provided to the FCRD Board on August 19, 2022 along with a summary comparing each bidder’s comments to merger agreement.

On August 21, 2022, Stradley provided a memorandum to the Special Committee regarding the fiduciary duties of directors of a Delaware corporation, as well as of the obligations of the independent directors of a business development company regulated under the Investment Company Act.

On August 22, 2022, the Special Committee held a special virtual meeting with those directors who were not members of the Special Committee, FEAC, Simpson Thacher, Stradley and KBW to discuss second round bids and each bidder’s comments on the draft merger agreement. Representatives of KBW reviewed each bid with the Special Committee and discussed the implied consideration value of each bid as compared to FCRD’s NAV per share of $5.30 as of June 30, 2022, which was the most recently calculated NAV, and market trading price per share of $3.30 as of August 17, 2022, which was the date of the second round indication of interest. Below is a summary of the bids as of August 18, 2022:

•	CCAP proposed a tax-free NAV-for-NAV transaction resulting in implied consideration values ranging from $5.31 to $6.11 per share of FCRD Common Stock when calculated based on the CCAP’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price target. The proposed consideration would be paid approximately 31.1% in cash and 68.9% in stock of the acquiring BDC. CCAP’s proposal included a $35 million cash payment from CCAP Advisor to FCRD stockholders and a commitment of $20 million in post-closing market support through a share purchase program funded by CCAP Advisor’s parent company. On a NAV basis, the implied consideration value of CCAP’s revised proposal represented 115.3% of FCRD’s NAV as of June 30, 2022, which represented a premium to NAV. CCAP would not require approval from its stockholders for the transaction. CCAP Advisor also stated that it would expect to enter into a transition services agreement with FEAC and that FEAC would continue to manage the CLO.

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Party B proposed a tax-free merger with a fixed exchange ratio resulting in implied consideration values ranging from $3.97 to $4.96 per share of FCRD Common Stock when calculated based on the acquiring BDC’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price target. Party B proposed an all-stock merger, but offered to pay up to 10% of the consideration in cash to cause the merger to be taxable, if determined by the FCRD Board that a taxable transaction was in the best interest of FCRD stockholders. The acquiring BDC would not require approval from its stockholders for the transaction and was internally managed. Party B also stated that it would expect to enter into a transition services agreement with FEAC and that FEAC would continue to manage the CLO. On a NAV basis, the implied consideration value of Part B’s revised proposal represented 93.5% of FCRD’s NAV as of June 30, 2022, which was a discount to NAV. Because the acquiring BDC traded at a premium to NAV, Party B had included a price collar feature in its revised bid, which would fix the exchange ratio in the event the acquiring BDC’s market trading price fell outside of a prescribed range.

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Party D proposed a tax-free NAV-for-NAV merger resulting in implied consideration values ranging from $5.38 to $6.02 per share of FCRD Common Stock when calculated based on the acquiring BDC’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price target. The proposed consideration would be paid approximately 25.8% in cash and 74.2% in stock of the acquiring BDC. Party D’s proposal included a cash payment from the acquiring BDC’s investment adviser to FCRD stockholders of up to $23 million. On an NAV basis, the implied consideration value of Party D’s revised proposal represented 113.6% of FCRD’s NAV as of June 30, 2022, which represented a premium to NAV. The acquiring BDC would require approval from its stockholders for the transaction. Party D also stated that it would expect to enter into a transition services agreement with FEAC and that FEAC would continue to manage the CLO. Party D also stated that it would consider adding an independent director from FCRD to its board of directors after the merger.

At the meeting, representatives of KBW indicated that Party D had called on August 21, 2022 to increase the investment adviser cash payment from $23 million to $26 million. This increase was not reflected in the written summary provided to the FCRD Board on August 19, 2022. Representatives of KBW next discussed each bidder’s proposal and implied consideration value applying a set of standardized assumptions, including $4 million of transaction costs for FCRD, transaction costs stated by each bidder in their latest indication of interest submission and a reduction in FCRD’s NAV of $2.2 million due to repayment of deferred financing costs, as advised per FEAC. Applying these standardized assumptions, representatives of KBW indicated that CCAP’s proposal represented implied consideration values ranging from $5.48 to $6.27 per share of FCRD Common Stock, Party B’s proposal represented implied consideration values ranging from $3.87 to $4.83 per share of FCRD Common Stock and Party D’s proposal represented implied consideration values ranging from $5.30 to $5.93 per share of FCRD Common Stock, in each case when implied considerations values were calculated based on the acquiring BDC’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price target.

Simpson Thacher discussed with the Special Committee each bidder’s comments on the draft merger agreement and compared the three bidders’ comments on certain material points, noting that one bidder did not submit a complete set of comments. Simpson Thacher stated that CCAP was the only bidder to offer FCRD stockholders the ability to make an election to receive all or a portion of the merger consideration in cash or stock. Simpson Thacher reported that CCAP expected certain stockholders to enter into a voting support agreement in connection with a merger, while the other bidders did not indicate such a requirement. Simpson Thacher also stated that Party D was the only bidder that required its stockholders to approve a merger. Two bidders, CCAP and Party B had made material changes to the provisions in the draft merger agreement regarding the ability of the FCRD Board to change its recommendation to FCRD stockholders and/or consider competing proposals from third parties, and the impact of these changes was discussed with the Special Committee. Simpson Thacher also reported that these same two bidders had proposed lower caps on directors and officers insurance premiums for tail policy coverage than in the original draft merger agreement. Simpson Thacher discussed the closing conditions in each bidder’s merger agreement comments, noting that CCAP had proposed that certain consents related to the Logan JV would be a closing condition, along with FCRD receiving a legal opinion that the merger qualified as a tax-free reorganization, the latter of which was favorable to FCRD and would protect FCRD from being required to close the transaction in the event that CCAP’s NAV declined significantly relative to FCRD’s NAV. With respect to termination fees, Simpson Thacher reported that CCAP and Party B had removed the reverse termination fee provision in the original draft merger agreement that would require the bidder to pay a termination fee to FCRD in certain circumstances.

Stradley noted that it had previously provided a memorandum to the FCRD Independent Directors regarding the fiduciary duties of the directors and discussed the fiduciary obligations with the Special Committee. Following this discussion, the Special Committee instructed KBW to request clarification from CCAP on four points prior to entering into an exclusivity agreement: (i) removal of the closing condition regarding consents related to the Logan JV; (ii) resetting the insurance premium for directors and officers tail insurance to the limitation in the original draft merger agreement; (iii) retaining a reverse termination fee that CCAP would pay to FCRD in certain circumstances; and (iv) confirmation that FEIM is the only stockholder that CCAP would require to enter into a voting agreement as a condition of signing the merger agreement. Simpson Thacher was instructed to prepare a draft exclusivity agreement to be provided to CCAP.

On August 23, 2022, an updated summary of second round indications of interest reflecting Party D’s increased investment adviser cash payment, and an update regarding discussions with CCAP were provided to the FCRD Board on August 24, 2022. Simpson Thacher also provided a draft exclusivity agreement to Stradley and then Kirkland, CCAP’s outside counsel, and received minor comments from Kirkland the same day.

On August 24, 2022, the Special Committee held a special virtual meeting with those directors who were not members of the Special Committee, as well as representatives of FEAC, Simpson Thacher, Stradley and KBW also in attendance. Representatives of KBW again discussed each bidder’s proposal and implied consideration value based on the same standardized assumptions from the meeting on August 19, 2022 but with updated VWAP information. CCAP’s proposal represented implied consideration values ranging from $5.50 to $6.27 per share of FCRD Common Stock, Party B’s proposal represented implied consideration values ranging from $3.97 to $4.96 per share of FCRD Common Stock and Party D’s proposal represented implied consideration values ranging from $5.48 to $6.12 per share of FCRD Common Stock, in each case when implied consideration values were calculated based on the acquiring BDC’s VWAP for various periods, most recent reported book value per share and median research analysts’ consensus stock price target. The Special Committee discussed the characteristics of the CCAP and Party D bids other than price, noting that CCAP offered higher trading volume and liquidity for FCRD stockholders and that both bidders’ stock traded below NAV. The Special Committee also discussed that CCAP would not require approval from its stockholders to close the transaction but Party D would require approval from its stockholders to be a closing condition. KBW and Simpson Thacher discussed the four points on which the Special Committee had requested clarification from CCAP, indicating that CCAP had agreed to: (i) remove any closing condition related to consents related to the Logan JV; (ii) accept the original proposed premium cap for directors and officers tail insurance policy coverage; (iii) consider a reverse termination fee to be paid by CCAP to FCRD in certain circumstances; and (iv) require a voting support agreement only from First Eagle prior to entering into the merger agreement. The Special

Committee determined that FCRD should proceed with entry into an exclusivity agreement with CCAP. Simpson Thacher and Kirkland exchanged certain minor comments to the proposed exclusivity agreement, which also were shared with Stradley.

On August 25, 2022, the FCRD Board, by unanimous written consent, and based on the unanimous recommendation of the Special Committee, approved FCRD entering into an exclusivity agreement with CCAP and the parties executed the exclusivity agreement that day, with an exclusivity period through September 15, 2022. Simpson Thacher provided the FCRD Board with a summary of key issues related to CCAP’s comments on the draft merger agreement included with their second-round indication of interest, in advance of the Special Committee meeting the next day.

On August 26, 2022, the Special Committee held a special virtual meeting with those directors who were not members of the Special Committee, as well as representatives of FEAC, Simpson Thacher, Stradley and KBW also in attendance, to discuss material topics and issues related to CCAP’s comments on the draft merger agreement and the process that the Special Committee should expect with respect to each turn of the merger agreement. The Special Committee requested that Simpson Thacher work with Stradley and FEAC to prepare and circulate to the FCRD Board an updated summary of key issues related to the merger agreement with proposed responses to CCAP’s comments on the draft merger agreement that reflected the feedback provided by the Special Committee. The Special Committee also instructed FEAC, Simpson Thacher and Stradley to engage in reverse due diligence on CCAP and CCAP Advisor, with a particular focus on valuation, legal and regulatory issues.

On August 30, 2022, Simpson Thacher provided a list of FCRD’s legal and regulatory reverse due diligence information requests about CCAP and CCAP Advisor to Kirkland, which reflected information requests from FEAC and Stradley. KBW separately provided CCAP with a list of FCRD’s business and valuation reverse due diligence information requests that same day. Simpson Thacher, Stradley and FEAC received access to a virtual data room with information about CCAP and CCAP Advisor on September 2, 2022.

On September 6, 2022, Simpson Thacher received a revised draft of the merger agreement from Kirkland.

On September 9, 2022, FEAC and Mr. Kern, in his capacity as chair of the Special Committee, held a reverse due diligence session with CCAP management and CCAP Advisor to discuss business and valuation information. Following the reverse diligence session, representatives of FEAC held a legal and regulatory diligence session with Kirkland.

On September 9, 2022, the Special Committee held a special virtual meeting with those directors who were not members of the Special Committee, as well as representatives of FEAC, Simpson Thacher, Stradley and KBW also in attendance, to discuss reverse due diligence findings and the latest draft of the merger agreement. FEAC and Mr. Kern provided the Special Committee with their respective reverse due diligence assessments. Simpson Thacher also provided the Special Committee with its preliminary reverse due diligence findings. Simpson Thacher summarized the key revisions proposed by CCAP in the latest draft of the merger agreement. The Special Committee discussed approaches to determining the mix of merger consideration, and instructed Simpson Thacher to add a mechanism for FCRD stockholders to elect to receive all or a portion of the merger consideration in the form of cash or CCAP stock, as initially offered by CCAP. The Special Committee provided feedback and direction on certain material points, including interim operating covenant restrictions, closing conditions, termination fee amounts and expense reimbursement provisions. Simpson Thacher also informed the Special Committee that negotiations had been initiated between FEAC and CCAP regarding a transition services agreement and certain documentation related to FEAC’s continued management of the Logan JV following the merger.

On September 11, 2022, Simpson Thacher provided Kirkland with an updated draft of the merger agreement, reflecting the Special Committee’s feedback.

On September 14, 2022, following discussions with Kirkland regarding the cash/stock election mechanic, Simpson Thacher provided Kirkland a further revised draft of the merger agreement reflecting revisions to the election mechanic.

On September 15, 2022, the exclusivity agreement between FCRD and CCAP Advisor was extended until September 23, 2022, in light of the parties’ continued negotiation of the merger agreement.

On September 19, 2022, Simpson Thacher received revisions to the interim operating covenants section of the merger agreement from Kirkland, and on September 22, 2022 Kirkland and Simpson Thacher corresponded regarding certain additional minor changes to the merger agreement.

On September 20, 2022, Simpson Thacher provided Kirkland with revisions to certain representations and covenants in the merger agreement.

On September 21, 2022, the Special Committee held a special virtual meeting with those directors who were not members of the Special Committee, as well as representatives of FEAC, Simpson Thacher, Stradley and KBW also in attendance, to discuss a possible second extension of the exclusivity agreement with CCAP. FEAC provided the Special Committee with an update on the topics still being negotiated with CCAP. At this meeting, the FCRD Independent Directors determined that Mr. Kern would receive a one-time payment of $7,000 for his service as chair of the Special Committee. In executive session, Stradley reviewed its reverse due-diligence review on behalf of the Special Committee, including a review of CCAP and CCAP Advisor’s compliance and governance structure and the information considered by the CCAP board in approving their advisory contract.

On September 23, 2022, the exclusivity agreement between FCRD and CCAP was extended until September 30, 2022, in light of the parties’ continued negotiation of the merger agreement.

On September 24, 2022, Simpson Thacher received a revised draft of the merger agreement from Kirkland.

On September 26, 2022, following a phone call involving representatives of CCAP, FCRD, Simpson and Kirkland, Simpson Thacher received a further revised draft of the merger agreement.

On September 28, 2022, the Special Committee held a special virtual meeting with those directors who were not members of the Special Committee, as well as representatives of FEAC, Simpson Thacher, Stradley and KBW also in attendance, to discuss remaining material open points of negotiation in the merger agreement, focusing on termination fees, expense reimbursement provisions, interim operating covenants and closing conditions. Simpson Thacher presented the Special Committee with the latest proposals from CCAP and solicited feedback from the Special Committee on these points.

On September 29, 2022, Simpson Thacher updated the FCRD Board on the remaining merger agreement issues and requested feedback on remaining open items.

After the members of the FCRD Board reviewed and considered these issues, on September 30, 2022, Simpson Thacher sent a revised draft and separate further revisions to the merger agreement to Kirkland.

On October 1, 2022, representatives of FCRD, CCAP Advisor, Simpson Thacher and Kirkland spoke regarding the remaining open negotiation points, and the parties reached business agreement on these points in principle. Later that day, Simpson Thacher received a revised version of the merger agreement from Kirkland.

On October 2, 2022, Simpson Thacher provided Kirkland with a revised version of the merger agreement and both counsels held a call to discuss certain changes to the merger agreement.

On October 3, 2022, the Special Committee held a special virtual meeting with those directors who were not members of the Special Committee, as well as representatives of FEAC, Simpson Thacher, Stradley and KBW also in attendance, for the Special Committee to consider recommending the approval of the merger agreement to the FCRD Board. At this meeting, KBW reviewed the financial aspects of the proposed Mergers and rendered an opinion to the FCRD Board and the Special Committee to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Aggregate Merger Consideration (defined as the Parent Cash Consideration, the Aggregate Share Consideration and the CCAP Advisor Cash Consideration, taken together) in the proposed First Merger was fair, from a financial point of view, to the holders of FCRD Common Stock, collectively as a group, as more fully described in the section entitled “—Opinion of the Financial Advisor to the FCRD Board” below. Separately, representatives of KBW also reviewed and discussed CCAP’s fee structure as compared to the fee structure for FCRD and selected BDCs. Also at this meeting, Simpson Thacher discussed recent changes to the Merger Agreement and the resolution of the final open items in the Merger Agreement. In addition, FEAC reported that, as previously discussed with the Special Committee, CCAP had proposed that FEAC would remain as collateral manager to the CLO and would receive the collateral management fee set forth in the underlying CLO documentation for staying in that role, and CCAP Advisor would enter into a transition services agreement with FEAC under which FEAC would receive $750,000 paid over four quarters and would be reimbursed by CCAP Advisor for certain investment advisory fees rebated to the Logan JV after closing of the merger. The Special Committee was informed that the merger agreement would not include any provisions requiring that FEAC continue to serve as collateral manager to the CLO or enter into a transition services agreement with CCAP Advisor. Additionally, FEAC reported that FEIM would be entering into a voting support agreement, pursuant to which First Eagle would (i) grant an irrevocable proxy to CCAP and vote (or direct the shares subject to the agreement to vote) in favor of the transaction, and any other matter contemplated as necessary or advisable to the consummation of the transaction at a special stockholder meeting held by FCRD, (ii) agree not to vote in favor of any competing proposal, alternative acquisition agreements, or any proposal, transaction, agreement or action that would, or could reasonably be expected to, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the transaction or change in any manner the voting rights of any class of shares of FCRD, and (iii) agree to not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, convey any legal or beneficial ownership interest in or otherwise dispose of, or encumber any of the shares subject to the agreement or enter into any contract, option, or other agreement with respect to, or consent to, a transfer of, any of the shares or their voting or economic interest therein other than in connection with the transaction until the earlier of (a) the closing date, or (b) the termination of the merger agreement. The Special Committee met in executive session with representatives of KBW outside the presence of FEAC to further discuss KBW’s financial presentation. The Special Committee arose from executive session, and noted that they were prepared to recommend approval of the merger agreement via written consent. The Special Committee subsequently recommended the approval of the merger agreement to the FCRD Board via unanimous written consent, and the FCRD Board unanimously approved the merger agreement via written consent that same day. Throughout the course of the day, Simpson Thacher and Kirkland exchanged multiple versions of the merger agreement until all open drafting issues were resolved and Simpson Thacher provided Kirkland with an execution version of the merger agreement which was then executed by each of the parties thereto.

FCRD Reasons for the Mergers

As previously disclosed, the Special Committee and FCRD Board reviewed a variety of strategic alternatives that they believed would enhance value for FCRD Stockholders.

In evaluating the merger proposal from CCAP, the Special Committee and FCRD Board, including the FCRD Independent Directors, consulted with and received the advice of FCRD’s management, KBW, Stradley, and Simpson Thacher. In reaching its decision, the Special Committee and FCRD Board considered a number of factors, including the factors described in this section, and, as a result, unanimously determined that entering into the Merger Agreement and consummating the transactions contemplated thereby, including the Mergers, are in the best interests of FCRD and FCRD Stockholders.

The following discussion of the information and factors considered by the Special Committee and FCRD Board is not intended to be exhaustive. However, it includes all of the material factors considered by them in evaluating the Mergers. In view of the complexity and the large number of factors considered, the Special Committee and FCRD Board did not find it practicable to, and did not attempt to, quantify or assign any relative or specific weight individually to the various factors. Rather, they based their recommendation or approval, as applicable, on the totality of the information presented to and considered by them, including the duration, robustness and outcome of the competitive processes of seeking strategic alternatives for FCRD, and concluded that, overall, the positive factors of the Mergers to FCRD Stockholders outweigh the risks and potential negative factors related to the Mergers.

Financial Terms of the Merger Agreement with CCAP. Assuming a transaction based on respective June 30, 2022 net asset values for CCAP ($639.2 million, or $20.69 per share) and FCRD ($158.7 million, or $5.30 per share), taking into account certain estimated transaction expenses and post-closing adjustments and subject to the election mechanics described herein, the closing price of FCRD and CCAP Common Stock on October 3, 2022 (the date of the Merger Agreement), and the outstanding shares of FCRD Common Stock and CCAP Common Stock as of October 3, 2022, the Special Committee and FCRD Board considered the financial terms of the Merger Agreement, including that:

•

on a market value basis as of October 3, 2022, the date the Special Committee and the FCRD Board approved the Merger Agreement, the transaction, including the CCAP Advisor Cash Consideration from CCAP Advisor, represented an implied market value for FCRD Common Stock of approximately $5.54 per share, which represents approximately 104.5% of FCRD’s June 30, 2022 NAV per share (adjusted for expected transaction expenses and other purchase accounting adjustments) and a 66% premium to the closing price of FCRD Common Stock on October 3, 2022;

•

on an NAV basis, FCRD Stockholders will collectively receive value per share of approximately $6.02 per FCRD share, representing a premium of 14% to FCRD’s net asset value per share of $5.30 as of June 30, 2022. The 14% premium above NAV per share of FCRD Common Stock is a result of the CCAP Advisor Cash Consideration;

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CCAP will issue to FCRD Stockholders shares of CCAP Common Stock equal to 19.99% of the number of shares of CCAP Common Stock issued and outstanding immediately as of the date of the Merger Agreement, and pay the remainder of the Merger Consideration in cash;

•

FCRD Stockholders will have the option to elect to receive the Merger Consideration in cash, which provides immediate liquidity and certainty of value to FCRD Stockholders, or in shares of CCAP Common Stock, subject to adjustment based on the elections of other FCRD Stockholders; and

•

the commitment from Sun Life to provide secondary-market support by purchasing $20 million of the combined company’s common stock via a share purchase program over time following the consummation of the Mergers.

Thorough Review of Strategic Alternatives. The Special Committee and FCRD Board considered the results of the thorough review of strategic alternatives, including the following:

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the FCRD Board reviewed a range of options, including continuing to operate FCRD on a standalone basis and various sale/merger transactions, including a stock sale, asset sale, merger or reverse merger, as well as other strategic transactions;

•

the FCRD Board directed KBW to contact, or coordinate the response to, nine potential strategic partners during the confidential auction process, seven of which executed confidentiality agreements, and reviewed with KBW five initial indications of interest received from parties participating in the process (including on initial indication of interest that presented two options to merge with different BDCs);

•

the FCRD Board directed KBW to coordinate with four of the initial bidders for second round proposals and reviewed with KBW three updated indications of interest, each of which improved upon the terms presented in the applicable party’s initial indication of interest and two of which had implied consideration value at the time presented that represented a premium to FCRD’s June 30, 2022 NAV;

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the beliefs of the Special Committee and FCRD Board formed based on a review of the results of the confidential auction process, which were evaluated with the assistance of FCRD’s management, KBW, Stradley, and Simpson Thacher, that the Mergers are more favorable to FCRD Stockholders than other opportunities and alternatives reasonably available to FCRD, taking into account the potential risks, rewards and uncertainties associated with each alternative, including, among other opportunities and alternatives, the following: (i) pursuing business combinations with entities other than CCAP; (ii) pursuing a full liquidation of FCRD; and (iii) continuing to operate FCRD on a standalone basis;

•

the beliefs of the Special Committee and FCRD Board, which beliefs were formed after consultation with FCRD’s management, KBW, Stradley, and Simpson Thacher, that prolonging the discussions with CCAP or continuing to solicit interest from additional third parties would be unlikely to lead to a better offer and could have resulted in the loss of CCAP’s proposed offer;

•

the fact that FEIM has entered into a Voting Agreement with CCAP such that the covered shares of FCRD Common Stock owned by FEIM will be voted in favor of the Merger, contributing to the likelihood of obtaining the required stockholder approval for the Merger Proposal;

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CCAP’s obligation to complete the Mergers is not conditioned upon receipt of financing, and each of CCAP and CCAP Advisor has represented that it will have sufficient cash or sources of cash to enable it to pay its respective amounts due at the Closing; and

•	CCAP Stockholder approval is not required for the Mergers, contributing to additional likelihood of closing the transaction with CCAP.

Strategic and Business Considerations. The Special Committee and FCRD Board considered the various opportunities for the combined company to provide strategic and business opportunities for the FCRD Stockholders who receive shares of CCAP Common Stock in the First Merger and to generate additional stockholder value for such FCRD Stockholders, including that:

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based on the outstanding shares and relative NAV of FCRD Common Stock and CCAP Common Stock outstanding (each as adjusted for expected transaction expenses), as of June 30, 2022 with respect to FCRD, current FCRD Stockholders would own approximately 17% of the outstanding CCAP Common Stock immediately following the completion of the Mergers;

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the combined company will be externally managed by CCAP Advisor and is expected to have total assets in excess of $1.6 billion, and NAV of approximately $758 million (based on FCRD’s and CCAP’s respective NAV as of June 30, 2022, and taking into account estimated transaction expenses and certain post-closing adjustments);

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following the Mergers, FCRD Stockholders who continue to hold shares of the combined company following the Closing are expected to benefit from (i) access to the full range of resources of CCAP Advisor; (ii) investment opportunities consisting of the same investment strategy originated through the CCAP Advisor platform; and (iii) the utilization of CCAP Advisor’s resources, including relationships and institutional knowledge from over 30 years of private market investing;

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the combined company’s investment portfolio following the Mergers will provide additional scale and portfolio diversification, which will position the combined company, among other things, to (i) maintain a focus on first lien senior secured loans to sponsor-backed borrowers; (ii) reduce concentration of the Logan JV and top ten holdings; (iii) originate larger transactions with increased final hold positions; and (iv) enhance access to lower cost of capital from banks and capital market participants;

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FCRD Stockholders who continue to hold shares of the combined company following the Closing will have an ability to participate in the future growth of CCAP, including potential upside if shares of CCAP Common Stock trades higher in the future;

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the Mergers are expected to deliver certain savings with respect to operating expenses for the combined company as a result of the larger scale and elimination of redundant FCRD expenses following the Mergers;

•	FCRD Stockholders who continue to hold shares of the combined company following the Closing are expected to realize net investment income per share accretion following the Closing;

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the combined historical performance of FCRD and CCAP and expected ability of the combined entity to make future dividend payments to stockholders are expected to benefit FCRD Stockholders who continue to hold shares of the combined company following the Closing;

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shares of CCAP Common Stock received in exchange for shares of FCRD Common Stock may be more liquid than FCRD Common Stock, given the increased size and diversification of the equity base of the combined company;

•	based on a review of CCAP, the belief that CCAP and CCAP Advisor have shown the ability to successfully execute this type of merger transaction;

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CCAP Advisor, which serves as the investment adviser to CCAP, will serve as investment adviser to the combined company post-closing and, as a result, FCRD Stockholders who continue to hold shares of the combined company following the Closing will:

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as compared to FEAC’s current 1.00% management fee on gross assets, experience an increase to the base management fee under the CCAP Investment Advisory Agreement calculated at an annual rate of 1.25% of the combined company’s average gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts; and

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as compared to the current 17.50% income-based incentive fee and 17.50% capital gains fee under the FCRD Investment Advisory Agreement, experience no change from CCAP’s 17.50% Income-Based Fee and 17.50% Capital Gains Fee under the CCAP Investment Advisory Agreement other than the fact that the CCAP Advisory Agreement does not include a look-back provision with respect to the income incentive fee.

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FCRD’s knowledge of CCAP’s business, operations, financial condition, earnings and prospects, taking into account the results of FCRD’s and FEAC’s business and legal due diligence review of CCAP’s operations, its portfolio companies and other corporate and financial matters and the review conducted by FCRD and FEAC uncovered no significant issues.

Opinion of the Financial Advisor to the FCRD Board. The Special Committee and FCRD Board considered the opinion, dated October 3, 2022, of KBW to the FCRD Board and the Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of FCRD Common Stock, collectively as a group, of the Aggregate Merger Consideration (defined as the Parent Cash Consideration, the Aggregate Share Consideration and the CCAP Advisor Cash Consideration, taken together) in the First Merger, as more fully described below in the section entitled “ — Opinion of the Financial Advisor to the FCRD Board.”

Terms of the Merger Agreement. The Special Committee and FCRD Board considered the terms and conditions of the Merger Agreement and the course of negotiations thereof, including:

•	the fact that the Merger Agreement is unlikely to unduly deter third parties from making unsolicited acquisition proposals given that:

•

the Merger Agreement does not preclude FCRD from responding to and negotiating with respect to certain unsolicited acquisition proposals from third parties made prior to the time that FCRD Stockholders approve the Merger Proposal if any such third party makes an unsolicited acquisition proposal that the FCRD Board determines in good faith, after consultation with its financial advisors and outside legal counsel, constitutes or could reasonably be expected to lead to a “superior proposal” (as defined in the Merger Agreement) and that the failure of the FCRD Board to respond to such proposal would reasonably be expected to be inconsistent with the fiduciary duties of the FCRD Board under the DGCL; and

•

if, prior to the time that FCRD Stockholders approve the Merger Proposal, the FCRD Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that an unsolicited acquisition proposal constitutes a superior proposal, then the FCRD Board can terminate the Merger Agreement in order to substantially concurrently enter into a binding definitive agreement with respect to such superior proposal if the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under the DGCL, provided that, concurrently with such termination, FCRD will pay CCAP a termination fee of approximately $5.556 million, which the Special Committee and FCRD Board believe is reasonable and would not preclude or substantially impede a possible superior proposal from being made, especially in light of the strategic alternatives review process undertaken by FCRD.

•	the belief that the Merger Agreement includes customary terms, including customary non-solicitation, closing and termination provisions;

•

the fact that the consideration and negotiation of the Merger Agreement was conducted through extensive arm’s-length negotiations under the oversight of the Special Committee, which is composed solely of certain FCRD Independent Directors; and

•	the fact that the Merger Agreement includes a reverse termination fee of approximately $7.143 million, or approximately 4.5% of FCRD’s NAV as of June 30, 2022.

Risks and Potential Negative Factors. The Special Committee and FCRD Board considered the risks and potential negative factors relating to the Merger Agreement, including:

•

the fact that changes in the NAV of FCRD and CCAP before the completion of the Mergers may affect the amount and composition of the Aggregate Merger Consideration (as defined below) to be received by FCRD Stockholders, and changes in the market price of CCAP Common Stock may affect the market value of the Aggregate Share Consideration to be received by FCRD Stockholders;

•

the restrictions in the Merger Agreement on FCRD’s ability to respond to and negotiate certain unsolicited acquisition proposals from third parties, the requirement that FCRD pay CCAP an approximate $5.56 million termination fee if the Merger Agreement is terminated under certain circumstances and the risk that such restrictions and termination fee may discourage third parties that might otherwise have an interest in a business combination with, or acquisition of, FCRD from making unsolicited acquisition proposals;

•	the fact that there can be no assurance that the combined company will succeed or otherwise achieve its projected financial results;

•	the possibility that the consummation of the Mergers may be delayed or not occur at all, and the possible significant adverse impact that such event would have on FCRD and its business;

•

the existence of restrictions on the conduct of FCRD’s business during the period between execution of the Merger Agreement and the closing thereof, which may delay or prevent FCRD from undertaking business opportunities that may arise during such time which, absent the Merger Agreement, FCRD might otherwise have pursued;

•	the potential disruption to FCRD’s business that may result from the announcement of the Mergers and the resulting distraction of management’s attention from day-to-day operation of the business;

•

the fact that the income-based incentive fee under the CCAP Investment Advisory Agreement is subject to a 1.75% quarterly hurdle rate as opposed to 2% under the FCRD Investment Advisory Agreement and is not subject to a three-year total return look-back requirement similar to the provision included in the FCRD Investment Advisory Agreement;

•	the risk that FCRD Stockholders may vote down the Merger Proposal at the Special Meeting; and

•	the fact that FCRD will be required to pay termination fees to, or reimburse expenses of, CCAP if the Merger Agreement is terminated under certain circumstances.

The foregoing list does not include all the factors that the Special Committee and the FCRD Board considered in approving the Mergers and the Merger Agreement and recommending that FCRD Stockholders approve the Merger Proposal.

Interests of Certain Persons Related to FCRD in the Mergers

Concurrently with the parties’ entry into the Merger Agreement, CCAP also entered into a Voting Agreement with FEIM, which owned an aggregate of approximately 5,004,422 of the outstanding shares of FCRD Common Stock as of October 3, 2022. Pursuant to the Voting Agreement, FEIM has agreed to vote its covered shares of FCRD Common Stock (i) in favor of the approval of the Merger Agreement and any other matters necessary for consummation of the other transactions contemplated by the Merger Agreement and any other action that is presented by FCRD for a vote of the FCRD Stockholders in furtherance thereof and (ii) against (A) any action, proposal, agreement, recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination or transaction between or involving FCRD and any other person that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the First Merger or any of the other transactions contemplated by the Merger Agreement, (B) any proposal, transaction, agreement or action that would constitute, or could reasonably be expected to result in, a breach of any covenant, representation or warranty or any other obligation or agreement of FCRD under the Merger Agreement or of FEIM under the Voting Agreement or (C) any proposal, transaction, agreement or action that would, or could reasonably be expected to, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the Mergers or any of the other transactions contemplated by the Merger Agreement, in contravention of the terms and conditions set forth in the Merger Agreement or change in any manner the voting rights of any class of shares of FCRD (including any amendment or other change to the FCRD Certificate of Incorporation or the FCRD Bylaws).

As disclosed above, CCAP Advisor and FEAC have engaged in discussions regarding a transition services agreement pursuant to which FEAC would provide certain information and non-investment advisory services to CCAP Advisor relating to certain portions of FCRD’s existing investment portfolio subsequent to the Closing. CCAP Advisor and FEAC have entered into a transaction services agreement pursuant to which, as more fully set forth therein, FEAC would receive a total of $750,000 paid over four quarters following the Closing. Pursuant to the transition services agreement, FEAC also will be reimbursed by CCAP Advisor for certain rebates that FEAC may pay to the CLO following the Closing.

The FCRD Board Recommendation

The FCRD Board, based on the unanimous recommendation of the Special Committee, approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and recommends that FCRD Stockholders vote “FOR” the Merger Proposal and, if necessary or appropriate, “FOR” the FCRD Adjournment Proposal.

Opinion of the Financial Advisor to the FCRD Board

The FCRD Board engaged Keefe, Bruyette & Woods, Inc. (“KBW”) to render financial advisory and investment banking services to it, including an opinion to the FCRD Board and, as requested by the FCRD Board, the Special Committee as to the fairness, from a financial point of view, to the holders of FCRD Common Stock, collectively as a group, of the Aggregate Merger Consideration (defined as the Parent Cash Consideration, the Aggregate Share Consideration and the CCAP Advisor Cash Consideration, taken together) in the proposed First Merger. The FCRD Board selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the Mergers. As part of its investment banking business, KBW is regularly engaged in the valuation of business development company securities in connection with mergers and acquisitions.

As part of its engagement, representatives of KBW attended the meeting of the Special Committee held on October 3, 2022 at which the Special Committee evaluated the proposed Mergers. At this meeting, KBW reviewed the financial aspects of the proposed Mergers and rendered an opinion to the FCRD Board and the Special Committee to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Aggregate Merger Consideration in the proposed First Merger was fair, from a financial point of view, to the holders of FCRD Common Stock, collectively as a group. The FCRD Board, based on the unanimous recommendation of the Special Committee, approved the Merger Agreement following this meeting via written consent that same day.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex B to this document and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the FCRD Board (in its capacity as such) and, as requested by the FCRD Board, the Special Committee (in its capacity as such) in connection with their respective consideration of the financial terms of the Mergers. The opinion addressed only the fairness, from a financial point of view, of the Aggregate Merger Consideration in the First Merger to the holders of FCRD Common Stock, collectively as a group. It did not address the underlying business decision of FCRD to engage in the Mergers or enter into the Merger Agreement or constitute a recommendation to the FCRD Board or the Special Committee in connection with the Mergers, and it does not constitute a recommendation to any holder of FCRD Common Stock or any stockholder of any other entity as to how to vote or act in connection with the Mergers or any other matter (including, with respect to holders of FCRD Common Stock, what election any such stockholder should make with respect to receiving the Per Share Cash Price in lieu of the Per Share Stock Consideration), nor does it constitute a recommendation regarding whether or not any such stockholder should enter into a voting, stockholders’, or affiliates’ agreement with respect to the Mergers or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

At the direction of FCRD and without independent verification, KBW relied upon and assumed for purposes of its analyses and opinion, that the FCRD Per Share NAV (defined as the amount equal to (i) the Closing FCRD Net Asset Value divided by (ii) the number of shares of FCRD Common Stock issued and outstanding as of the Determination Date) would be $4.85, the CCAP Per Share NAV (defined as the amount equal to (i) the Closing CCAP Net Asset Value divided by (ii) the number of shares of CCAP Common Stock issued and outstanding as of the Determination Date) would be $20.48 and the Closing FCRD Net Asset Value (defined as the net asset value of FCRD as of 5:00 p.m. New York City time as of the Determination Date) would be approximately $145.0 million and that, as a result thereof, the Aggregate Share Consideration would equal 19.99% of the number of shares of CCAP Common Stock outstanding as of the date of the Merger Agreement and the Parent Cash Consideration would be approximately $18.6 million.

In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of FCRD and CCAP and bearing upon the Mergers, including, among other things:

•	a draft of the Merger Agreement, dated October 3, 2022 (the most recent draft then made available to KBW);

•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2021 of FCRD;

•	the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022 and June 30, 2022 of FCRD;

•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2021 of CCAP;

•	the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022 and June 30, 2022 of CCAP;

•	certain other interim reports and other communications of FCRD and CCAP provided to their respective stockholders; and

•

other financial information concerning the respective businesses and operations of FCRD and CCAP furnished to KBW by FCRD and CCAP or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:

•	the historical and current financial position and results of operations of FCRD and CCAP;

•	the assets and liabilities of FCRD and CCAP;

•	the nature and terms of certain other merger transactions and business combinations in the business development company industry;

•	a comparison of certain financial and stock market information for FCRD and CCAP with similar information for certain other companies the securities of which are publicly traded;

•

financial and operating forecasts and projections of FCRD that were prepared by FCRD management, provided to KBW and discussed with KBW by such management, and used and relied upon by KBW at the direction of such management and with the consent of the FCRD Board; and

•

financial and operating forecasts and projections of CCAP that were prepared by CCAP management, provided to KBW and discussed with KBW by such management, and used and relied upon by KBW based on such discussions, at the direction of FCRD management and with the consent of the FCRD Board.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the business development company industry generally. KBW also participated in discussions that were held with the respective managements of FCRD and CCAP regarding the respective past and current business operations, regulatory relations, financial condition and future prospects of FCRD and CCAP and such other matters as KBW deemed relevant to its inquiry. In addition, KBW considered the results of the efforts undertaken by FCRD, with KBW’s assistance, to solicit indications of interest from third parties regarding a potential transaction with FCRD.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to or discussed with it or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied upon the management of FCRD as to the reasonableness and achievability of the financial and operating forecasts and projections of FCRD referred to above (and the assumptions and bases therefor), and KBW assumed that such forecasts and projections were reasonably prepared and represented the best currently available estimates and judgments of such management and that such forecasts and projections would be realized in the amounts and in the time periods estimated by such management. KBW further relied, with the consent of FCRD, upon CCAP management as to the reasonableness and achievability of the financial and operating forecasts and projections of CCAP referred to above (and the assumptions and bases therefor), and KBW assumed that such forecasts and projections were reasonably prepared and represented the best currently available estimates and judgments of CCAP management and that such forecasts and projections would be realized in the amounts and in the time periods estimated by such management.

It is understood that the foregoing financial information of FCRD and CCAP that was provided to KBW was not prepared with the expectation of public disclosure and that all such information was based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, based on discussions with the respective managements of FCRD and CCAP, and with the consent of the FCRD Board, that all such information provided a reasonable basis upon which KBW could form its opinion, and KBW expressed no view as to any such information or the assumptions or bases therefor. Among other things, such information assumed that the ongoing COVID-19 pandemic could have an adverse impact, which was assumed to be limited, on FCRD and CCAP. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either FCRD or CCAP since the date of the last financial statements of each such entity that were made available to KBW. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of FCRD or CCAP, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of FCRD or CCAP under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.

KBW assumed, in all respects material to its analyses:

•

the Mergers and any related transactions would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft reviewed by KBW and referred to above), with no adjustments to the Aggregate Merger Consideration and no other consideration or payments in respect of FCRD Common Stock;

•	the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;

•	each party to the Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

•

there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Mergers or any related transactions and all conditions to the completion of the Mergers and any related transactions would be satisfied without any waivers or modifications to the Merger Agreement or any of the related documents; and

•

in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Mergers and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of FCRD, CCAP or the pro forma entity, or the contemplated benefits of the Mergers.

KBW assumed that the Mergers would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of FCRD that FCRD relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to FCRD, CCAP, Acquisition Sub, Acquisition Sub 2, the Mergers and any related transaction, and the Merger Agreement. KBW did not provide advice with respect to any such matters.

KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, to holders of FCRD Common Stock, collectively as a group, of the Aggregate Merger Consideration in the First Merger. KBW expressed no view or opinion as to any other terms or aspects of the Mergers or any term or aspect of any related transaction, including without limitation, the form or structure of the Mergers (including the form and structure of the Aggregate Merger Consideration or the allocation thereof between cash and stock) or any such related transaction, any consequences of the Merger or any such related transaction to FCRD, its stockholders, creditors or otherwise (including any aspect of any future dividends payable in respect of CCAP Common Stock issued in the first merger), or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder, escrow or other agreements, arrangements or understandings contemplated or entered into in connection with the Mergers or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the opinion and the information made available to KBW through the date of the opinion. There has been significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. Developments subsequent to the date of KBW’s opinion may have affected, and may affect, the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW expressed no view or opinion as to any differences in the actual amounts of the FCRD Per Share NAV, the CCAP Per Share NAV and the Closing FCRD Net Asset Value from the amounts thereof that KBW was directed to assume for purposes of its analyses and opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:

•	the underlying business decision of FCRD to engage in the Mergers or enter into the Merger Agreement;

•	the relative merits of the Mergers as compared to any strategic alternatives that are, have been or may be available to or contemplated by FCRD, the FCRD Board or the Special Committee;

•

the fairness of the amount or nature of any compensation to any of FCRD’s officers, directors or employees, or any class of such persons, relative to the compensation to the holders of FCRD Common Stock;

•

the effect of the Mergers or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of FCRD (other than the holders of FCRD Common Stock, collectively as a group, solely with respect to the Aggregate Merger Consideration (as described in KBW’s opinion) and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of CCAP or any other party to any transaction contemplated by the Merger Agreement;

•

whether CCAP has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Parent Cash Consideration to the holders of FCRD Common Stock at the closing of the First Merger;

•

whether CCAP Advisor has sufficient cash, available lines of credit or other sources of funds to enable it to pay the CCAP Advisor Cash Consideration to the holders of FCRD Common Stock at the closing of the First Merger;

•

any elections by holders of FCRD Common Stock to receive the Per Share Cash Price in lieu of the Per Share Stock Consideration or the actual allocation between cash and shares of CCAP Common Stock among such holders (including, without limitation, any reallocation thereof as a result of proration pursuant to the Merger Agreement);

•	any adjustment (as provided in the Merger Agreement) to the Parent Cash Consideration assumed for purposes of KBW’s opinion (whether relating to payment of tax dividends or otherwise);

•	the actual value of CCAP Common Stock to be issued in the First Merger;

•

the prices, trading range or volume at which CCAP Common Stock or FCRD Common Stock would trade following the public announcement of the Mergers or the prices, trading range or volume at which CCAP Common Stock would trade following the consummation of the Mergers;

•	any advice or opinions provided by any other advisor to any of the parties to the Mergers or any other transaction contemplated by the Merger Agreement; or

•

any legal, regulatory, accounting, tax or similar matters relating to FCRD, CCAP, their respective stockholders, or relating to or arising out of or as a consequence of the Mergers or any related transaction, including whether or not the Mergers would qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, FCRD and CCAP. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the FCRD Board and the Special Committee in making its determination to recommend the approval by the FCRD board of directors of the Merger Agreement and the Mergers. Consequently, the analyses described below should not be viewed as determinative of the decision of the FCRD Board and the Special Committee with respect to the fairness of the merger consideration. The type and amount of consideration payable in the first merger were determined through negotiation between FCRD and CCAP and the decision of FCRD to enter into the Merger Agreement was solely that of the FCRD Board and the Special Committee.

The following is a summary of the material financial analyses presented by KBW to the FCRD Board and the Special Committee in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the FCRD Board and the Special Committee, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

Implied Transaction Value for the Mergers. KBW calculated an implied transaction value for the proposed Mergers of $146.3 million in the aggregate, or $4.89 per share of FCRD Common Stock, based on an assumed Parent Cash Consideration of approximately $18.6 million, the CCAP Advisor Cash Consideration of $35.0 million and the implied value of an assumed Aggregate Share Consideration equal to 19.99% of the number of shares of CCAP Common Stock outstanding as of the date of the Merger Agreement using the closing price of CCAP Common Stock on September 30, 2022. This implied transaction value for the proposed Mergers was used to calculate implied transaction multiples and those multiples were compared to the ranges of multiples found in the financial analyses described below.

Selected Companies Analysis of FCRD. Using publicly available information, KBW compared, among other things, the market performance of FCRD and 17 selected publicly traded, externally managed business development companies with market capitalizations less than $500 million. Growth/total return and cannabis business development companies were excluded from the selected companies.

The selected companies were as follows (shown by column in descending order of market capitalization):

CION Investment Corporation	Stellus Capital Investment Corporation
PennantPark Floating Rate Capital Ltd.	Portman Ridge Finance Corporation
Fidus Investment Corporation	Monroe Capital Corporation
Gladstone Investment Corporation	Oxford Square Capital Corp.
PennantPark Investment Corporation	OFS Capital Corporation
Gladstone Capital Corporation	Great Elm Capital Corp.
WhiteHorse Finance, Inc.	Investcorp Credit Management BDC, Inc.
BlackRock Capital Investment Corporation	Logan Ridge Finance Corporation
Saratoga Investment Corp.

To perform this analysis, KBW used market price information as of September 30, 2022, reported NAV per share data as of the end of the most recent completed quarterly period available (which in the case of FCRD was June 30, 2022) and latest twelve-month period available (“LTM”) reported net investment income (“NII”) per share. KBW also used calendar years 2022 and 2023 earnings per share (“EPS”) estimates taken from consensus “street estimates” of FCRD and the selected companies.

KBW’s analysis showed the following concerning the market performance of FCRD and the selected companies (excluding the impact of the LTM NII multiple and calendar years 2022 and 2023 EPS multiples for one of the selected companies, which multiples were considered to be not meaningful because they were negative or greater than 40.0x), as well as certain corresponding implied transaction multiples for the proposed transaction based on the implied transaction value for the proposed Mergers of $146.3 million in the aggregate:

Selected Companies
	Proposed Transaction	FCRD	Low	25th Percentile	Average	Median	75th Percentile	High
Price / NAV per share	0.92x	0.54x	0.48x	0.57x	0.72x	0.74x	0.82x	0.93x
Price / LTM NII per share	12.4x	7.2x	2.7x	6.5x	8.7x	8.2x	10.0x	16.3x
Price / CY2022E EPS	11.6x	6.8x	4.4x	7.2x	8.3x	7.9x	9.7x	13.3x
Price / CY2023E EPS	10.4x	6.1x	6.0x	7.1x	8.1x	7.5x	9.2x	13.1x

KBW then applied a range of price-to-NAV per share multiples of 0.57x to 0.82x derived from the 25th percentile and 75th percentile multiples of the selected companies to the June 30, 2022 NAV of FCRD, a range of price-to-LTM NII per share multiples of 6.5x to 10.0x derived from the 25th percentile and 75th percentile multiples of the selected companies to the LTM NII of FCRD for the twelve-month period ended June 30, 2022, and a range of price-to-estimated calendar year 2023 EPS multiples of 7.1x to 9.2x derived from the 25th percentile and 75th percentile multiples of the selected companies to the calendar year 2023 estimated earnings of FCRD taken from consensus “street estimates” of FCRD. This analysis indicated the following ranges of implied aggregate equity value of FCRD, as compared to the implied transaction value for the proposed Mergers of $146.3 million in the aggregate:

Implied Aggregate Equity Value Ranges of FCRD
Based on NAV of FCRD as of June 30, 2022	$89.8 million to $130.1 million
Based on LTM NII of FCRD for the twelve-month period ended June 30, 2022	$76.5 million to $118.0 million
Based on CY2023E Earnings of FCRD	$99.8 million to $129.1 million

No company used as a comparison in the above selected companies analysis is identical to FCRD. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Companies Analysis of CCAP. Using publicly available information, KBW compared, among other things, the market performance of CCAP and 21 selected publicly traded, externally managed business development companies with market capitalizations above $300 million. Growth/total return and cannabis business development companies were excluded from the selected companies.

The selected companies were as follows (shown by column in descending order of market capitalization):

Ares Capital Corporation	Bain Capital Specialty Finance, Inc.
FS KKR Capital Corp.	SLR Investment Corp.
Owl Rock Capital Corporation	MidCap Financial Investment Corporation
Blackstone Secured Lending Fund	BlackRock TCP Capital Corp.
Prospect Capital Corporation	Carlyle Secured Lending, Inc.
Golub Capital BDC, Inc.	CION Investment Corporation
Goldman Sachs BDC, Inc.	PennantPark Floating Rate Capital Ltd.
Sixth Street Specialty Lending, Inc.	Fidus Investment Corporation
New Mountain Finance Corporation	Gladstone Investment Corporation
Oaktree Specialty Lending Corporation	PennantPark Investment Corporation
Barings BDC, Inc.

To perform this analysis, KBW used market price information as of September 30, 2022 and reported NAV per share data as of the end of the most recent completed quarterly period available (which in the case of CCAP was June 30, 2022) and reported LTM NII per share. KBW also used calendar years 2022 and 2023 EPS estimates taken from consensus “street estimates” of CCAP and the selected companies.

KBW’s analysis showed the following concerning the market performance of CCAP and the selected companies:

Selected Companies
	CCAP	Low	25th Percentile	Average	Median	75th Percentile	High
Price / NAV per share	0.73x	0.53x	0.66x	0.77x	0.78x	0.87x	1.00x
Price / LTM NII per share	8.4x	5.9x	7.5x	8.9x	8.2x	9.0x	16.3x
Price / CY2022E EPS	8.4x	5.7x	7.7x	8.3x	8.2x	8.8x	13.3x
Price / CY2023E EPS	8.2x	6.1x	7.3x	7.9x	7.8x	8.1x	13.1x

No company used as a comparison in the above selected companies analysis is identical to CCAP. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Transactions Analysis. KBW reviewed publicly available information related to 24 selected acquisitions of U.S. business development companies announced since the beginning of 2008.

The selected transactions were as follows:

Acquirer	Acquired Company
Oaktree Specialty Lending Corporation	Oaktree Strategic Income II, Inc.
SLR Investment Corp.	SLR Senior Investment Corp.
Barings BDC Inc.	Sierra Income Corporation
Portman Ridge Finance Corp	Harvest Capital Credit Corp
FS KKR Capital Corp.	FS KKR Capital Corp. II
Oaktree Specialty Lending Corp	Oaktree Strategic Income Corp
Barings BDC, Inc.	MVC Capital, Inc.
Portman Ridge Finance Corp	Garrison Capital
Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.
Crescent Capital BDC, Inc.	Alcentra Capital Corp.
Portman Ridge Finance Corp	OHA Investment Corp
East Asset Management, LLC	Rand Capital Corporation
Golub Capital BDC, Inc.	Golub Capital Investment Corporation
FS Investment Corporation	Corporate Capital Trust, Inc.
Benefit Street Partners LLC; Barings	Triangle Capital Corporation
TCG BDC, Inc.	NF Investment Corp.
CĪON Investment Corporation	Credit Suisse Park View BDC, Inc.
MAST Capital Mgmt LLC; Great Elm Capital Group Inc.	Full Circle Capital Corporation
Ares Capital Corporation	American Capital, Ltd.
PennantPark Floating Rate Capital Ltd.	MCG Capital Corporation
Saratoga Investment Corp.	GSC Investment Corp.
Ares Capital Corporation	Allied Capital Corporation
Prospect Capital Corporation	Patriot Capital Funding, Inc.
Highland Credit Strategies Fund	Highland Distressed Opportunities, Inc.

For each selected transaction, KBW derived the following implied transaction statistics, in each case based on the merger consideration value paid for the acquired company (including contributions by external managers) and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect any announced pre-closing adjustments):

•	Price to NAV per share of the acquired company; and

•	Price to LTM NII per share of the acquired company.

KBW also reviewed the price per common share paid for the acquired company for the 17 selected transactions involving publicly traded acquired companies as a premium/(discount) to the closing price of the acquired company one day and 30 days prior to the announcement of the respective transaction (expressed as percentages and referred to as the one day market premium and the 30 day market premium). The resulting transaction multiples for the selected transactions were compared with the corresponding transaction multiples for the proposed transaction based on the implied transaction value for the proposed Mergers of $146.3 million in the aggregate and using historical financial information for FCRD as of and for the LTM period ended June 30, 2022 and the closing prices of FCRD Common Stock on September 30, 2022 and August 22, 2022.

KBW’s analysis showed the following concerning the proposed Mergers and the selected transactions (excluding the impact of the price-to-LTM NII per share of three of the selected transactions, which multiples were considered to be not meaningful because they were negative):

		Selected Transactions
	Proposed Mergers	Low	25th Percentile	Average	Median	75th Percentile	High
Price / NAV Per Share	0.92x	0.40x	0.69x	0.82x	0.85x	1.00x	1.16x
Price / LTM NII Per Share	12.36x	2.44x	7.85x	10.35x	10.15x	11.45x	30.17x
One Day Market Premium	71.0%	(39.9)%	(1.5)%	19.2%	23.8%	35.7%	105.2%
30 Day Market Premium	49.5%	(22.3)	(3.8)%	31.6%	19.6%	32.6%	158.4%

KBW applied a range of price-to-NAV per share multiples of 0.69x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the June 30, 2022 NAV of FCRD and a range of price-to-LTM NII per share multiples of 7.8x to 11.5x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the LTM NII of FCRD for the twelve-month period ended June 30, 2022. This analysis indicated the following ranges of implied aggregate equity value of FCRD, as compared to the implied transaction value for the proposed Mergers of $146.3 million in the aggregate:

Implied Aggregate Equity Value Ranges of FCRD
Based on June 30, 2022 NAV of FCRD	$110.0 million to $158.7 million
Based on LTM NII of FCRD for the twelve-month period ended June 30, 2022	$92.9 million to $135.5 million

No company or transaction used as a comparison in the above selected transactions analysis is identical to FCRD or the proposed Mergers. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Dividend Discount Analysis of FCRD. KBW performed a dividend discount analysis of FCRD on a standalone basis to estimate ranges for the implied equity value of FCRD. In this analysis, KBW used financial and operating forecasts and projections relating to net investment income, dividends and net assets of FCRD that were provided by FCRD management. KBW assumed discount rates ranging from 13.0% to 15.0%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of FCRD over the period from the assumed closing date of the proposed transaction through December 31, 2025 and (ii) the present value of FCRD’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2025 estimated NAV per share multiples and the other based on calendar year 2025 estimated dividend yields. Using implied terminal values for FCRD calculated by applying a terminal multiple range of 0.70x to 1.00x to FCRD’s estimated NAV as of December 31, 2025, this analysis resulted in a range of implied aggregate equity value of FCRD of approximately $108.7 million to $147.4 million per share, as compared to the implied transaction value for the proposed Mergers of $146.3 million. Using implied terminal values for FCRD calculated by applying a terminal dividend yield range of 9.0% to 11.0% to FCRD’s calendar year 2025 estimated dividends, this analysis resulted in a range of implied aggregate equity value of FCRD of approximately $121.7 million to $147.6 million, as compared to the implied transaction value for the proposed Mergers of $146.3 million.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of FCRD.

Dividend Discount Analysis of CCAP. KBW performed a dividend discount analysis of CCAP on a standalone basis to estimate ranges for the implied equity value of CCAP. In this analysis, KBW used financial and operating forecasts and projections relating to net investment income, dividends and net assets of CCAP that were provided by CCAP management. KBW assumed discount rates ranging from 10.5% to 12.5%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of CCAP over the period from the assumed closing date of the proposed transaction through December 31, 2026 and (ii) the present value of CCAP’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on December 31, 2026 estimated NAV per share multiples and the other based on calendar year 2026 estimated dividend yields. Using implied terminal values for CCAP calculated by applying a terminal multiple range of 0.80x to 1.00x to CCAP’s estimated NAV per share as of December 31, 2026, this analysis resulted in a range of implied value per share of CCAP Common Stock of approximately $15.77 to $19.57 per share, as compared to the closing price of CCAP Common Stock on September 30, 2022 of $15.02. Using implied terminal values for CCAP calculated by applying a terminal dividend yield range of 8.5% to 10.5% to CCAP calendar year 2026 estimated dividends, this analysis resulted in a range of implied value per share of CCAP Common Stock of approximately $15.01 to $18.40 per share, as compared to the closing price of CCAP Common Stock on September 30, 2022 of $15.02.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of CCAP or the pro forma combined company.

Relative Contribution Analysis. KBW analyzed the relative standalone contribution of CCAP and FCRD to various pro forma balance sheet and income statement items of the combined entity. This analysis did not include purchase accounting adjustments. To perform this analysis, KBW used (i) historical balance sheet and income statement information for CCAP and FCRD as of and for the twelve-month period ended June 30, 2022, and (ii) financial and operating forecasts and projections of CCAP and FCRD provided by CCAP management and FCRD management, respectively. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of CCAP and FCRD stockholders in the combined company based on the issuance in the First Merger of assumed Aggregate Share Consideration equal to 19.99% of the number of shares of CCAP Common Stock outstanding as of the date of the Merger Agreement and also hypothetically assuming 100% stock consideration (with and without the hypothetical inclusion of additional shares of CCAP Common Stock in lieu of the CCAP Advisor Cash Consideration) in the proposed First Merger for illustrative purposes:

	CCAP as a % of Total	FCRD as a % of Total
Pro Forma Ownership (Shares)
Based on Aggregate Share Consideration(1)	83.3%	16.7%
Assuming 100% Stock Consideration(2)	81.3%	18.7%
Assuming 100% Stock Consideration plus Additional Shares in lieu of CCAP Advisor Cash Consideration(3)	76.6%	23.4%
Balance Sheet:
Total Assets	77.4%	22.6%
Investments	77.8%	22.2%
Total Debt	74.6%	25.4%
Net Asset Value	80.1%	19.9%
Income Statement:
LTM Net Investment Income	81.7%	18.3%
CY2023E Net Investment Income	78.9%	21.1%

(1)	Based on issuance of assumed Aggregate Share Consideration equal to 19.99% of the number of shares of CCAP Common Stock outstanding as of the date of the Merger Agreement.
(2)

Assumed all shares of FCRD Common Stock exchanged for shares of CCAP Common Stock at an illustrative NAV to NAV exchange ratio, adjusted for transaction-related costs and certain purchase accounting adjustments, of 0.2367x.

(3)

Assumed all shares of FCRD Common Stock exchanged for shares of CCAP Common Stock at an illustrative NAV to NAV exchange ratio, adjusted for transaction-related costs and certain purchase accounting adjustments, of 0.2367x, plus additional shares of CCAP Common Stock equal to the CCAP Advisor Cash Consideration divided by the closing price of CCAP Common Stock on September 30, 2022.

Miscellaneous. KBW acted as financial advisor to the FCRD Board in connection with the proposed transaction and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is regularly engaged in the valuation of business development company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. Further to existing sales and trading relationships between (i) FCRD and each of KBW and a KBW broker-dealer affiliate and (ii) CCAP and a KBW broker-dealer affiliate, and otherwise in the ordinary course of KBW and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, FCRD, its external investment adviser, CCAP and CCAP Advisor. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of FCRD and CCAP for its and their own accounts and for the accounts of its and their respective customers and clients.

Pursuant to the KBW engagement agreement, FCRD agreed to pay KBW a cash fee equal to $2,000,000, $250,000 of which became payable to KBW with the rendering of KBW’s opinion and the balance of which is contingent upon the consummation of the First Merger. FCRD also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. In addition to the present engagement, during the two years preceding the date of KBW’s opinion, KBW provided investment banking and financial advisory services to FCRD and received compensation for such services. KBW acted as (i) book-running manager in FCRD’s May 2021 notes offering and (ii) a joint book-running manager in FCRD’s November 2021 notes offering, for which KBW received aggregate fees (including underwriting discounts) of approximately $2.45 million from FCRD. During the two years preceding the date of KBW’s opinion, KBW provided investment banking and financial advisory services to CCAP and received compensation for such services. KBW acted as a joint bookrunner in CCAP’s November 2021 equity offering, for which KBW received an aggregate fee (including underwriting discounts) or approximately $270,000 from CCAP. During the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to CCAP Advisor. KBW may in the future provide investment banking and financial advisory services to FCRD, its external investment adviser, CCAP or CCAP Advisor and receive compensation for such services.

Certain Prospective Financial Information Provided by FCRD and CCAP

FCRD and CCAP provided KBW with certain prospective financial information indicating, among other things, estimates and judgments of FCRD and CCAP management as to future financial and operating performance.

The prospective financial information included in this document has been prepared by, and is the responsibility of, FEAC as FCRD’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report incorporated by reference in this document relates to FCRD’s previously issued financial statements. It does not extend to the prospective financial information and should not be read to do so.

The prospective financial information with respect to CCAP included in this document has been prepared by, and is the responsibility of, CCAP Advisor as CCAP’s management. Ernst & Young LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The Ernst & Young LLP report included in this document relates to CCAP’s previously issued financial statements. It does not extend to the prospective financial information and should not be read to do so.

The following is a summary of the prospective financial information prepared or provided by FEAC (as FCRD management) with respect to FCRD and by CCAP Advisor (as CCAP management) with respect to CCAP based solely on the information available to FEAC and CCAP Advisor, respectively, at that time. This prospective financial information was finalized in October 2022.

Neither FCRD nor FEAC was involved in the preparation of the prospective financial information relating to CCAP, nor does either FCRD or FEAC express any opinion regarding such information.

Neither CCAP nor CCAP Advisor was involved in the preparation of the prospective financial information relating to FCRD, nor does either CCAP or CCAP Advisor express any opinion regarding such information.

Standalone Projections - Values in millions

	2023(1)	2024	2025	2026
FCRD Projected Net Investment Income:	$11.1	$14.6	$14.3	$—
FCRD Projected Dividend Distributions:	$10.8	$14.4	$14.4	$—
CCAP Projected Net Investment Income:	$40.9	$53.3	$52.7	$52.8
CCAP Projected Dividend Distributions:	$38.0	$50.7	$50.7	$50.7

(1)	Covers the period from April 1, 2023 through December 31, 2023 and, with respect to CCAP, has been derived from full calendar year 2023 information provided by CCAP Advisor.

	12/31/23	12/31/24	12/31/25	12/31/26
FCRD Net Assets:	$159.1	$159.3	$159.3	$—
CCAP Net Assets:	$641.8	$644.4	$646.4	$648.6

As a matter of course, neither CCAP nor FCRD makes public long-term projections as to their future financial results due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates. The prospective financial information set forth above was prepared for internal use and not with a view to public disclosure. However, FEAC and CCAP Advisor, respectively, prepared certain unaudited forecasted financial information regarding FCRD and CCAP, respectively, which was made available to the Special Committee and KBW in connection with the Special Committee’s evaluation of the proposed Mergers and KBW was authorized and directed by FCRD to use and rely upon such information for purposes of the financial analyses performed in connection with KBW’s opinion. The prospective financial information contained and discussed herein was prepared for internal use and not with a view to public disclosure and is being included only because the prospective financial information was provided to the Special Committee and KBW. The projections and prospective financial information included herein are not being provided to influence the decision of FCRD Stockholders to vote for the Merger Proposal.

The prospective financial information was not prepared with a view to compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information does not purport to present operations in accordance with U.S. generally accepted accounting principles, and neither FCRD’s nor CCAP’s registered public accounting firm has not examined, compiled or otherwise applied procedures to the prospective financial information and, accordingly, assumes no responsibility for such information.

The prospective financial information provided by FCRD and CCAP, respectively, was based solely on the information available to their management at that time. The inclusion of the prospective financial information in this document should not be regarded as an indication that the prospective financial information will be necessarily predictive of actual future results, and the forecasts should not be relied upon as such. Neither FCRD or CCAP nor any other person makes any representation to any security holders regarding the ultimate performance of FCRD or CCAP compared to the prospective financial information set forth above.

Although presented with numerical specificity, the prospective financial information is not fact and reflects numerous assumptions and estimates as to future events made by management of FCRD and CCAP, respectively, that were believed to be reasonable at the time the prospective financial information was prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to the business of CCAP or FCRD, all of which are difficult to predict and many of which are beyond their control. Other persons attempting to project the future results of CCAP and FCRD, as applicable, will make their own assumptions that could result in projections materially different than those above. In addition, the prospective financial information does not take into account any circumstances or events occurring after the date that they were prepared and, accordingly, does not give effect to the Mergers or any changes to the operations or strategy of CCAP that may be implemented after the consummation of the Mergers. Further, the prospective financial information does not take into account the effect of any failure to occur of the Mergers. Accordingly, there can be no assurance that the prospective financial information will be realized, and actual results could vary significantly from those reflected in the prospective financial information.

Neither CCAP nor FCRD intends to update or otherwise revise the prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the prospective financial information are shown to be in error.

The above prospective financial information are forward-looking statements. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. The prospective financial information included above is not being included to influence your decision whether to vote for the Merger Proposal but because the prospective financial information were provided to the Special Committee and the FCRD Board.

Regulatory Approvals Required for the Mergers

The obligations of CCAP and FCRD to complete the Mergers are subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that CCAP Common Stock to be issued as part of the Merger Consideration has been approved for listing by Nasdaq and that the registration statement on Form N-14 (of which this proxy statement/prospectus forms a part) has become effective under the Securities Act. CCAP and FCRD have agreed to cooperate with each other and use their reasonable best efforts to obtain all actions, non-actions, clearances, waivers, consents, approvals, authorizations, licenses, permits or orders from any governmental or regulatory authority necessary to consummate the Mergers.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

Third-Party Consents Related to the Mergers

CCAP and FCRD have agreed to cooperate with each other and use their respective reasonable best efforts to obtain all necessary actions or non-actions, consents and approvals from third parties to consummate the transactions contemplated by the Merger Agreement, including the First Merger, and to make all necessary and to take all reasonable steps as may be necessary to obtain third party approvals to consummate the transactions contemplated by the Merger Agreement, including the First Merger. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes certain of the material terms of the Merger Agreement, is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. CCAP and FCRD encourage you to read the Merger Agreement carefully and in its entirety.

Structure of the Mergers

Pursuant to the terms of the Merger Agreement, at the Effective Time, Acquisition Sub will be merged with and into FCRD, whereupon the separate existence of Acquisition Sub will cease, and FCRD will continue as the Surviving Corporation in the First Merger and a wholly-owned subsidiary of CCAP. Immediately after the Effective Time and as part of a single integrated transaction with the First Merger, the Surviving Corporation will be merged with and into Acquisition Sub 2, whereupon the separate existence of the Surviving Corporation will cease, and Acquisition Sub 2 will continue as the Surviving Corporation.

Closing; Completion of the Proposed Mergers

Subject to the satisfaction of various conditions to closing (including obtaining the FCRD Stockholder Approval), the Closing will take place at 10:00 a.m. (local time) on a date to be specified by CCAP and FCRD, but no later than the second business day after the satisfaction or waiver of the conditions set forth in the Merger Agreement, unless another time, date or place is agreed to in writing by CCAP and FCRD. Concurrently with the Closing, FCRD will cause a certificate of merger with respect to the First Merger (the “Certificate of First Merger”) to be executed and filed with the Secretary of State of the State of Delaware (the “Delaware Secretary”) and the First Merger will become effective on the date and time at which the Certificate of First Merger has been duly filed with, and accepted for record by, the Delaware Secretary or at such other date and time as is agreed in writing between CCAP and FCRD and specified in the Certificate of First Merger (such date and time being the “Effective Time”). Subsequently, Acquisition Sub 2 and the Surviving Corporation will cause a certificate of merger with respect to the Second Merger (the “Certificate of Second Merger”) to be executed and filed with the Delaware Secretary as provided under DGCL. The Second Merger will become effective on the date and time at which the Certificate of Second Merger has been duly filed with, and accepted for record by, the Delaware Secretary or at such other date and time as is agreed in writing between Acquisition Sub 2 and FCRD and specified in the Certificate of Second Merger.

CCAP and FCRD expect to complete the Mergers in the first quarter of 2023.

Merger Consideration

Under the Merger Agreement, on the Determination Date, each of CCAP and FCRD will deliver to the other a calculation of its estimated NAV as of 5:00 p.m. New York City time as of the Determination Date, in each case, as approved by the FCRD Board or CCAP Board, as applicable, calculated in good faith and based on certain agreed upon assumptions and methodologies, and applying the certain agreed upon adjustments. FCRD and CCAP will update and redeliver the Closing FCRD Net Asset Value or the Closing CCAP Net Asset Value, respectively, and as reapproved by the FCRD Board or CCAP Board, as applicable, in the event of a material change to such calculation between the Determination Date and the Closing Date or if needed to ensure that the calculation is determined within two days (excluding Sundays and holidays) prior to the Effective Time.

Subject to the terms and conditions of the Merger Agreement, at the Closing, CCAP will issue the Aggregate Share Consideration. In addition, subject to the terms and conditions of the Merger Agreement, at the Closing, CCAP will pay, in respect of all the issued and outstanding shares of FCRD Common Stock (excluding Cancelled Shares) in the aggregate, an amount of cash equal to the amount by which (i) the Closing FCRD Net Asset Value exceeds (ii) the product of (A) the Aggregate Share Consideration multiplied by (B) the CCAP Per Share NAV.

Each person who as of the Effective Time is a record holder of shares of FCRD Common Stock will be entitled, with respect to all or any portion of such shares, to make an Election to receive the CCAP Merger Consideration for their shares of FCRD Common Stock in cash, subject to the conditions and limitations set forth in the Merger Agreement. Any record holder of shares of FCRD Common Stock at the record date who does not properly make an Election, or whose such Election is not properly revoked, will be deemed to have elected to receive payment for their shares of FCRD Common Stock in the form of CCAP Common Stock. For the purpose of making Elections, a record holder of FCRD Common Stock that is a registered clearing agency and which holds legal title on behalf of multiple ultimate beneficial owners will be entitled to submit elections as if each ultimate beneficial owner were a record holder of FCRD Common Stock.

Each Electing Share will be converted into the right to receive an amount in cash equal to the Per Share NAV, subject to certain adjustments as described below, as well as the right to receive an amount in cash equal to the applicable ratable portion of the CCAP Advisor Cash Consideration. The “Per Share NAV” shall mean an amount in cash equal to the Closing FCRD Net Asset Value per share.

Each Non-Electing Share will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of CCAP Common Stock, equal to the Per Share Stock Consideration, subject to certain adjustments as described below, as well as the right to receive an amount in cash equal to the applicable ratable portion of the CCAP Advisor Cash Consideration. The amount of CCAP Common Stock to be issued for each Non-Electing Share as ultimately determined is referred to as the “Per Share Stock Consideration.”

If the product of the Proposed Aggregate Stock Issuance Amount is greater than the Aggregate Share Consideration, then shares of CCAP Common Stock constituting the Aggregate Share Consideration will be delivered on a pro rata basis (determined on a whole-share basis) in respect of such Non-Electing Shares, and the remainder of the CCAP Aggregate Merger Consideration will be paid to such stockholders in cash. Any such reduction in the number of Non-Electing Shares will be applied among all stockholders who hold Non-Electing Shares, pro rata based on the aggregate number of Non-Electing Shares held by each such stockholder.

If the Proposed Cash Consideration is an amount greater than the Parent Cash Consideration, then the cash constituting the Parent Cash Consideration will be delivered on a pro rata basis in respect of such Electing Shares, and the remainder of the CCAP Aggregate Merger Consideration will be paid to such stockholders in shares of CCAP Common Stock. Any such reduction in the number of Electing Shares shall be applied among all stockholders who hold Electing Shares, pro rata based on the aggregate number of Electing Shares held by each such stockholder.

Although the Merger Consideration (excluding the CCAP Advisor Cash Consideration) paid to FCRD Stockholders will equal, in the aggregate, the Closing FCRD Net Asset Value, the Per Share Merger Consideration to be received by an individual FCRD Stockholder may represent an implied market value per share less than the Closing FCRD Net Asset Value per share, depending on the Elections made by such FCRD Stockholder and Elections made by other FCRD Stockholders. However, as a result of certain limitations and adjustments pursuant to the terms of the Merger Agreement, including the adjustment mechanisms with respect to Electing Shares and Non-Electing Shares as further described in “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations,” each holder of shares of FCRD Common Stock that are issued and outstanding immediately prior to the Effective Time will receive Per Share Merger Consideration approximately equal to the implied market value of the Per Share Merger Consideration received by other FCRD Stockholders at the Effective Time calculated on the basis of the market value of shares of CCAP Common Stock as of the Determination Date. See “Risk Factors—Risks Relating to the Mergers— The CCAP Merger Consideration received by an individual FCRD Stockholder may represent an implied market value per share less than the Closing FCRD Net Asset Value per share, and, depending on the Elections made by an FCRD Stockholder and Elections made by other FCRD Stockholders, the CCAP Merger Consideration received may represent a value per share higher or less than the consideration received by other FCRD Stockholders calculated on the basis of the Closing CCAP Net Asset Value.”

Election Procedures

A Form of Election has been or will be provided to record holders of FCRD Common Stock as of the record date for the Special Meeting. FCRD Stockholders who wish to elect to receive the Per Share Cash Price for any or all shares of FCRD Common Stock held by such holder may indicate so on the Form of Election. If you hold your shares of FCRD Common Stock through a broker, bank, trustee or other nominee and wish to elect to receive the Per Share Cash Price for any or all shares of FCRD Common Stock that you own beneficially, you must direct your intermediary accordingly by following the election instructions you receive from your broker, bank, trustee or other nominee.

FCRD will use its best efforts to make the Form of Election and this proxy statement/prospectus available to all persons who become record holders of FCRD Common Stock during the period between such record date and the Special Meeting. Any such holder’s election to receive the Per Share Cash Price will be properly made only if the Exchange Agent has received at its designated office, by the Election Deadline, a Form of Election properly completed and signed. If you hold your shares of FCRD Common Stock through a broker, bank, trustee or other nominee, the deadline to properly elect to receive the Per Share Cash Price for any or all shares of FCRD Common Stock that you own beneficially will be set by such broker, bank, trustee or other nominee and may be prior to the Election Deadline. Please contact your broker, bank, trustee or other nominee for more information.

Any Form of Election may be revoked by the FCRD Stockholder submitting such Form of Election to the Exchange Agent only by written notice received by the Exchange Agent (i) prior to 5:00 p.m., New York City time, on the Election Deadline or (ii) after the date of the Special Meeting, if the Exchange Agent is legally required to permit such revocations and the Effective Time has not occurred prior to such revocation. If you hold your shares of FCRD Common Stock through a broker, bank, trustee or other nominee, the process and deadline to revoke any election instruction provided to your intermediary will be established by such broker, bank, trustee or other nominee and may differ from the process and deadline set forth in the immediately preceding sentence. Please contact your broker, bank, trustee or other nominee for more information.

In addition, all Forms of Election will automatically be revoked if the Exchange Agent is notified in writing by CCAP and FCRD that the First Merger has been abandoned.. Any FCRD Stockholder who has revoked their Form of Election and has not submitted a separate Form of Election by the proper time on the Election Deadline will be deemed not to have made an Election, the shares held by such holder will be treated by the Exchange Agent as Non-Electing Shares.

The Exchange Agent will have discretion to determine whether or not an election to receive the Per Share Cash Price has been properly made or revoked with respect to shares of FCRD Common Stock and when elections and revocations were received by it. If the Exchange Agent determines that any election to receive the Per Share Cash Price was not properly made with respect to shares of FCRD Common Stock, such shares will be treated by the Exchange Agent as shares that were Non-Electing Shares. The Exchange Agent will also make all computations as to the allocation and the proration contemplated by the provisions of the Merger Agreement and any such computation will be conclusive and binding on the FCRD Stockholders. The Exchange Agent may, with the mutual agreement of CCAP and FCRD, make such rules as are consistent with the provisions of the Merger Agreement for the implementation of the Elections provided for therein as will be necessary or desirable fully to effect such Elections.

Under the Merger Agreement, on the Determination Date, each of CCAP and FCRD will deliver to the other a calculation of its estimated NAV as of 5:00 p.m. New York City time as of the Determination Date, in each case, as approved by the FCRD Board or CCAP Board, as applicable, calculated in good faith and based on certain agreed upon assumptions and methodologies, and applying certain agreed upon adjustments. FCRD and CCAP will update and redeliver the Closing FCRD Net Asset Value or the Closing CCAP Net Asset Value, respectively, and as reapproved by the FCRD Board or CCAP Board, as applicable, in the event of a material change to such calculation between the Determination Date and the Closing Date or if needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time. Based on such calculations, the parties will calculate (i) the FCRD Per Share NAV and (ii) the CCAP Per Share NAV.

The Per Share Stock Consideration will be appropriately adjusted if, between the Determination Date and the Effective Time, any change in the number of outstanding shares of CCAP Common Stock or FCRD Common Stock occurs as a result of a reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period.

No fractional shares of CCAP Common Stock will be issued upon the conversion of FCRD Common Stock into CCAP Common Stock, and such fractional share interests will not entitle the owner thereof to any CCAP Common Stock or to vote or to any other rights of a holder of CCAP Common Stock. In lieu of any such fractional shares, each holder of FCRD Common Stock who would otherwise be entitled to such fractional shares will instead be entitled to an amount of cash based on a formula set forth in the Merger Agreement.

Allocation of Merger Consideration and Illustrative Elections and Calculations

General Assumptions for All Illustrations(1)(2)

Shares of CCAP Common Stock outstanding immediately prior to the Closing(3)	30,887,360
Shares of CCAP Common Stock outstanding as of October 3, 2022	30,887,360
Shares of FCRD Common Stock outstanding immediately prior to the Closing(4)	29,922,028
Closing CCAP Net Asset Value(5)	616,101,792
CCAP Per Share NAV(6)	$19.95
CCAP Per Share Price(7)	$14.33
Closing FCRD Net Asset Value(8)	140,624,575
FCRD Per Share NAV(9)	$4.70
Aggregate Share Consideration(10)	6,174,383
Parent Aggregate Cash Consideration(11)	$17,445,634
Proposed Stock Issuance Amount(12)	0.2356

(1)

Illustrations do not give effect to the payment by CCAP Advisor of the CCAP Advisor Cash Consideration to the FCRD Stockholders, which will be paid pro-rata to all FCRD Stockholders irrespective of their Election.

(2)	Certain figures have been rounded for purposes of the illustrations.
(3)	Based on the number of shares of CCAP Common Stock issued and outstanding as of January 18, 2023.
(4)	Based on the number of shares of FCRD Common Stock issued and outstanding as of January 18, 2023.
(5)	Amount equals CCAP NAV as of September 30, 2022 of $622,601,792 minus an estimated $6,500,000 of CCAP transaction expenses.
(6)	Amount equals Closing CCAP Net Asset Value divided by the number of shares of CCAP Common Stock outstanding immediately prior to the Closing.

(7)	Based on the closing price of CCAP Common Stock as of January 18, 2023.
(8)	Amount equals FCRD NAV as of September 30, 2022 of $153,918,422 minus an estimated $4,500,000 of FCRD transaction expenses and $8,793,847 in expected purchase accounting adjustments.
(9)	Amount equals Closing FCRD Net Asset Value divided by the number of shares of FCRD Common Stock outstanding immediately prior to the Closing.
(10)

Amount equal to the FCRD Common Stock outstanding immediately prior to the Closing multiplied by the Proposed Stock Issuance Amount, not to exceed 19.99% of the number of Shares of CCAP Common Stock outstanding as of October 3, 2022.

(11)	Amount equal to the value by which the Closing FCRD Net Asset Value exceeds the CCAP Per Share NAV multiplied by the Aggregate Share Consideration.
(12)	Amount equal to the quotient (rounded to four decimals) of (i) the FCRD Per Share NAV divided by (ii) the CCAP Per Share NAV.

Illustration #1: 100% of shares of FCRD Common Stock Elect to Receive Cash

Number of Electing Shares (election to receive cash)	29,922,028
Number of Non-Electing Shares (deemed election to receive CCAP Common Stock)	0
Proposed Cash Consideration(1)	$140,633,535
Total Proposed Stock Issuance Amount (shares of CCAP Common Stock)(2)	0
Cash received for each Electing Share	$0.58
Shares of CCAP Common Stock received for each Electing Share	0.2065
Cash received for each Non-Electing Share	$0.00
Shares of CCAP Common Stock received for each Non-Electing Share	0.0000

(1)	Amount equal to the product of (i) number of Electing Shares multiplied by (ii) the FCRD Per Share NAV (Per Share Cash Price).
(2)	Amount equal to the product of (i) the Proposed Stock Issuance Amount multiplied by (ii) the number of Non-Electing Shares. Rounded to the nearest whole share of CCAP Common Stock.

In Illustration 1, the Proposed Aggregate Stock Issuance Amount is less than the Total Stock Consideration so no conversion of Non-Electing Shares into Electing Shares would be required pursuant to the Merger Agreement.

However, since the Proposed Cash Consideration is an amount greater than the Aggregate Cash Consideration, the number of Electing Shares would be reduced by converting Electing Shares into Non-Electing Shares until the Aggregate Cash Consideration is equal to the Proposed Cash Consideration (determined on a whole-share basis). Applying such reduction among all stockholders who hold Electing Shares, pro rata based on the aggregate number of Electing Shares held by each such stockholder, it follows that each Electing Share would be converted into the right to receive $0.58 in cash and 0.2065 shares of CCAP Common Stock (with cash payable in lieu of fractional shares), which shares have a value of $2.96 based on the CCAP Per Share Price.

Illustration #2: 100% of shares of FCRD Common Stock Elect to Receive Stock

Number of Electing Shares (election to receive cash)	0
Number of Non-Electing Shares (deemed election to receive CCAP Common Stock)	29,922,028
Proposed Cash Consideration(1)	$0
Proposed Aggregate Stock Issuance Amount (shares of CCAP Common Stock)(2)	7,049,630
Cash received for each Electing Share	$0.00
Shares of CCAP Common Stock received for each Electing Share	0.0000
Cash received for each Non-Electing Share	$0.58
Shares of CCAP Common Stock received for each Non-Electing Share	0.2065

(1)	Amount equal to the product of (i) number of Electing Shares multiplied by (ii) the FCRD Per Share NAV (Per Share Cash Price).
(2)	Amount equal to the product of (i) the Proposed Stock Issuance Amount multiplied by (ii) the aggregate number of Non-Electing Shares. Rounded to the nearest whole share of CCAP Common Stock.

In Illustration 2, the Proposed Cash Consideration is less than the Aggregate Cash Consideration, so no conversion of Electing Shares into Non-Electing Shares would be required pursuant to the Merger Agreement.

However, because the Proposed Aggregate Stock Issuance Amount is greater than the Total Stock Consideration, the number of Non-Electing Shares would be reduced by converting Non-Electing Shares into Electing Shares until the Total Stock Consideration is equal to the Proposed Aggregate Stock Issuance Amount (determined on a whole-share basis). Applying such reduction among all stockholders who hold Non-Electing Shares pro rata based on the aggregate number of Non-Electing Shares held by each Stockholder, it follows that each Non-Electing Share would be converted into the right to receive $0.58 in cash and 0.2065 shares of CCAP Common Stock (with cash payable in lieu of fractional shares), which shares have a value of $2.96 based on the CCAP Per Share Price.

Illustration #3: 50% of shares of FCRD Common Stock Elect to Receive Cash

Number of Electing Shares (election to receive cash)	14,961,014
Number of Non-Electing Shares (deemed election to receive CCAP Common Stock)	14,961,014
Proposed Cash Consideration(1)	$70,316,766
Proposed Aggregate Stock Issuance Amount (shares of CCAP Common Stock)(2)	3,524,815
Cash received for each Electing Share	$1.17
Shares of CCAP Common Stock received for each Electing Share	0.1769
Cash received for each Non-Electing Share	$0.00
Shares of CCAP Common Stock received for each Non-Electing Share	0.2356

(1)	Amount equal to the product of (i) number of Electing Shares multiplied by (ii) the FCRD Per Share NAV (Per Share Cash Price).
(2)	Amount equal to the product of (i) the Proposed Stock Issuance Amount multiplied by (ii) the aggregate number of Non-Electing Shares. Rounded to the nearest whole share of CCAP Common Stock.

In Illustration 3, the Proposed Aggregate Stock Issuance Amount is less than the Total Stock Consideration, so no conversion of Non-Electing Shares into Electing Shares would be required pursuant to the Merger Agreement.

However, because the Proposed Cash Consideration exceeds the Aggregate Cash Consideration, the number of Electing Shares would be reduced by converting Electing Shares into Non-Electing Shares until the Aggregate Cash Consideration is equal to the Proposed Cash Consideration (determined on a whole-share basis). Applying such reduction among all stockholders who hold Electing Shares, pro rata based on the aggregate number of Electing Shares held by each such stockholder, it follows that that each Electing Share would be converted into the right to receive $1.17 in cash and 0.1769 shares of CCAP Common Stock (which will be paid in cash payable in lieu of fractional shares), which shares have a value of $2.54 based on the CCAP Per Share Price.

CCAP Advisor Cash Consideration

In connection with the transactions contemplated by the Merger Agreement, as additional consideration to the holders of shares of FCRD Common Stock that are issued and outstanding immediately prior to the Effective Time (excluding any Cancelled Shares), CCAP Advisor will pay or cause to be paid to such holders an aggregate amount in cash equal to $35 million.

Any contribution by CCAP Advisor will be treated as an “adviser contribution” under GAAP by CCAP after the Mergers. To the extent that the fair value of the net assets acquired (as calculated using CCAP’s valuation procedures) by CCAP in the Mergers exceeds the fair value of the Merger Consideration paid by CCAP, a portion of the CCAP Advisor Cash Contribution, equal to the excess fair value, up to a maximum of $35 million, will be included in the merger consideration with a corresponding deemed capital contribution from CCAP Advisor.

Conversion of Shares; Exchange of Certificates; Book-Entry Shares

At the Effective Time, each Electing Share will be converted into the right to receive an amount in cash equal to the Per Share NAV, subject to certain adjustments as described under “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations, ” as well as the right to receive an additional amount in cash equal to the applicable ratable portion of the CCAP Advisor Cash Consideration.

At the Effective Time, each Non-Electing Share will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of CCAP Common Stock, equal to the Per Share Stock Consideration, subject to certain adjustments as described under “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations,” as well as the right to receive an additional amount in cash equal to the applicable ratable portion of the CCAP Advisor Cash Consideration.

Each share of FCRD Common Stock converted per the above will no longer be outstanding and will be automatically canceled and will cease to exist, and the holders of book-entry shares (the “Book-Entry Shares”) which immediately prior to the Effective Time represented such FCRD Common Stock, will cease to have any rights with respect to such FCRD Common Stock other than the right to receive, upon surrender of such Book-Entry Shares, the Per Share Merger Consideration.

After the Effective Time, there will be no registration of transfers on the stock transfer books of FCRD of shares of FCRD Common Stock that were outstanding immediately prior to the Effective Time. If Book-Entry Shares are presented to the Surviving Corporation for transfer to the Exchange Agent for the Effective Time, they will be cancelled against delivery of the applicable Merger Consideration, for each share of FCRD Common Stock formerly represented by such Book-Entry Shares.

Appraisal Rights

Notwithstanding anything in above discussions to the contrary, shares of FCRD Common Stock outstanding immediately prior to the Effective Time and held by a record holder who is entitled to demand and has (or the “beneficial owner” (as defined in Section 262 of the DGCL) of such shares has) properly demanded appraisal for such FCRD Common Stock in accordance with, and which record holder (and/or any such beneficial owner) complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) will not be converted into the right to receive the Per Share Merger Consideration or any portion of the CCAP Advisor Cash Consideration, and will instead represent the right to receive payment of the consideration due to such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. If any such holder or beneficial owner fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or other applicable law, then the right of such holder or beneficial owner to be paid the fair value of such Dissenting Shares will cease and such Dissenting Shares will be deemed to have been converted, as of the Effective Time, into the right to receive the Per Share Merger Consideration and the applicable ratable portion of the CCAP Advisor Cash Consideration, without interest and subject to any withholding of taxes required by applicable law. FCRD will give CCAP prompt notice of any demands received by FCRD for appraisal of FCRD Common Stock or any threats thereof, any actual or attempted withdrawals of such demands and any other demands, notices or instruments received by FCRD relating to rights to be paid the fair value of Dissenting Shares, and CCAP will have the right to participate in and to control all negotiations and proceedings with respect to such demands. Prior to the Effective Time, FCRD will not, except with the prior written consent of CCAP, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands, or approve any withdrawal of any such demands, or agree to do any of the foregoing. See “Appraisal Rights of FCRD Stockholders and Beneficial Owners” for more information.

Withholding Taxes

CCAP, CCAP Advisor, the Surviving Corporation and the Exchange Agent will be entitled to deduct and withhold from the Aggregate Merger Consideration any amounts payable pursuant to the Merger Agreement to any former holder of FCRD Common Stock such amounts as CCAP, CCAP Advisor, the Surviving Corporation or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provisions of applicable state, local or foreign tax law. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to the FCRD Stockholders from whom they were withheld.

Representations and Warranties

The Merger Agreement contains representations and warranties made by FCRD to CCAP and CCAP to FCRD, subject to specified exceptions and qualifications, relating to, among other things:

•	corporate organization, including incorporation, qualification and subsidiaries;

•	capitalization and subsidiaries;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	absence of conflicts, and required government filings and consents;

•	compliance with applicable laws and permits;

•	SEC documents, financial statements and enforcement actions;

•	the accuracy and completeness of information supplied for inclusion in this proxy statement/prospectus;

•	disclosure controls and procedures;

•	absence of certain changes and actions since January 1, 2020;

•	absence of undisclosed liabilities;

•	absence of certain litigation, orders or investigations;

•	employee matters, including with respect to any employee benefit plans;

•	intellectual property matters;

•	tax matters;

•	material contracts;

•	real property matters;

•	environmental matters;

•	state takeover laws;

•	vote required for the First Merger;

•	brokers’ fees;

•	opinion of financial advisor;

•	insurance coverage;

•	investment assets; and

•	ERISA matters.

In addition, the Merger Agreement includes certain representations made by CCAP regarding the sufficiency of the debt financing to pay the Aggregate Cash Consideration, investment advisory agreement between CCAP and CCAP Advisor, and the solvency of CCAP, Acquisition Sub and Acquisition Sub 2.

The Merger Agreement contains representations and warranties made by CCAP Advisor to FCRD, subject to specified exceptions and qualifications, relating to, among other things:

•	organization and qualification;

•	power and authority to execute, deliver and perform obligations under the Merger Agreement;

•	absence of conflicts, and required government filings and consents;

•	compliance with applicable laws and permits;

•	absence of certain litigation, orders or investigations;

•	the accuracy of information supplied or to be supplied by CCAP Advisor for inclusion in this proxy statement/prospectus; and

•	sufficiency of funds to pay the CCAP Advisor Cash Consideration.

These representations and warranties were made as of a specific period of time, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating contractual risk between the parties rather than to establish matters as facts. The Merger Agreement is described herein, and attached as Annex A to this document, to provide you with information regarding its terms and conditions. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

For purposes of the Merger Agreement, “material adverse effect” with respect to CCAP, FCRD or CCAP Advisor, as applicable, means, any fact, circumstance, event, change, occurrence or effect that would have, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of such party or its subsidiaries, taken as a whole, or (2) the ability of the party to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that, for purposes of the foregoing clause (1) only, none of the following shall constitute or be taken into account in determining whether a material adverse effect shall have occurred or exists or would reasonably be expected to occur or exist:

(i)	changes in general economic, financial market, business or geopolitical conditions;

(ii)

general changes or developments in any of the industries or markets in which such party, any of its subsidiaries, or any of the portfolio companies operate (or applicable portions or segments of such industries or markets);

(iii)	changes in any applicable laws or applicable accounting regulations or principles or interpretations thereof;

(iv)

any change in the price or trading volume of such party’s or any of the portfolio companies’ securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “material adverse effect” will be taken into account in determining whether there has been a material adverse effect);

(v)

any failure by such party or any of the portfolio companies to meet published analyst estimates or expectations of such party’s or any of the portfolio companies’ revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” will be taken into account in determining whether there has been a material adverse effect);

(vi)

any failure by such party, any of its subsidiaries, or any portfolio company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “material adverse effect” will be taken into account in determining whether there has been a material adverse effect);

(vii)

any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters, epidemic, pandemic, disease outbreak (including COVID-19), or the related responses of governmental authorities with respect thereto;

(viii)	the negotiation, existence, announcement, or performance of the Merger Agreement and the consummation of the transactions contemplated;

(ix)	any action taken by such party, any of its subsidiaries, any portfolio company, in each case which is required by the Merger Agreement; and

(x)	any actions taken (or omitted to be taken) at the written request of CCAP or FCRD, as applicable;

provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above will be taken into account in determining whether a material adverse effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on such party and its subsidiaries, taken as a whole, relative to the other participants in the industries in which such party and its subsidiaries operate.

Interim Operations of FCRD

FCRD has agreed that, between the date of the Merger Agreement and the earlier of the Effective Time and the date, if any, on which the Merger Agreement is terminated (the “Interim Period”), except (a) as may be required by law, (b) as may be agreed in writing by CCAP (which consent will not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to the Merger Agreement, (d) as set forth in FCRD’s disclosure letter or (e) as reasonably required to comply with, establish or implement COVID-19 measures: (x) FCRD will, and will cause its subsidiaries to, use reasonable best efforts to conduct the business of FCRD and its subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice in all material respects and use reasonable best efforts to preserve intact its business organization, maintain in effect all material licenses and permits required to carry on its business, maintain in effect any exemptive orders or exemptive relief which it has received from the SEC and which are currently in effect and preserve its material business relationships, provided that (1) no action by FCRD or its subsidiaries with respect to any of the matters specifically addressed by any other provisions of Section 6.1 of the Merger Agreement will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions and (2) the failure by FCRD or any of its subsidiaries to take any action prohibited by clauses (a) through (q) below will not be deemed to be a breach of this clause (x); and (y) FCRD will not, and will not permit any of its subsidiaries to, provided that, notwithstanding anything in the Merger Agreement to the contrary, none of FCRD or its subsidiaries will be restricted or encumbered from taking any action, or be required or permitted to take any action, if such restriction, encumbrance, requirement or permission would contravene any provision of that certain Third Amended and Restated Senior Secured Revolving Credit Agreement dated as of October 16, 2020, as amended, by and among FCRD, as the borrower, each of the financial institutions from time to time party hereto, and ING Capital LLC, as administrative agent, issuing bank and lender (the “FCRD Credit Facility”) or any provision of that certain Indenture dated as of November 18, 2014, by and between the Company and U.S. Bank National Association, as amended pursuant to the Fourth Supplemental Indenture dated as of May 25, 2021, by and between the Company and U.S. Bank National Association (the “Existing Notes Indenture”) or the 5.000% Notes due May 25, 2026 issued pursuant to the Existing Notes Indenture (the “Existing Notes”):

(a) amend or otherwise change, in any material respect, FCRD’s Certificate of Incorporation or Bylaws (or such equivalent organizational or governing documents of any of its subsidiaries);

(b) except for transactions solely among FCRD and its wholly-owned subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

(c) except for transactions solely among FCRD and its wholly-owned subsidiaries, issue, sell, pledge, dispose, encumber or grant, or authorize the same with respect to, any (i) shares of FCRD’s or its subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of FCRD’s or its subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, FCRD or any of its subsidiaries;

(d) (i) declare, set aside, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to FCRD’s or any of its subsidiaries’ capital stock or other equity interests, other than (A) dividends and distributions paid by any wholly-owned subsidiary of FCRD to FCRD or any of its wholly-owned subsidiaries, (B) regular quarterly cash distributions payable by FCRD on a quarterly basis consistent with past practices and FCRD’s investment objectives and policies as publicly disclosed (provided that such dividend shall (i) be determined by the FCRD Board in good faith such that it does not exceed an amount equal to the sum of (a) FCRD’s net investment income generated in the applicable quarter (“Quarterly Dividends”) plus (b) any other of FCRD’s net investment income generated prior to the applicable quarter that had not previously been distributed by FCRD and (ii) not exceed a maximum amount of $0.12 per share of FCRD Common Stock), or (C) the authorization and payment of any tax dividend or distribution necessary for FCRD to maintain its qualification as a RIC or avoid any entity-level tax, in each case as reasonably determined by FCRD; or (ii) purchase, redeem or otherwise acquire shares of capital stock or other equity interests of FCRD or its subsidiaries (other than any wholly-owned subsidiaries) or any options, warrants, or rights to acquire any such shares or other equity interests;

(e) directly or indirectly acquire or dispose (including by merger, consolidation or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among FCRD and its wholly-owned subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, or any FCRD portfolio company investment, or agree to do any of the foregoing, except for:

(i) acquisitions in the form of investments in (X) new investments in FCRD portfolio company investments listed in FCRD’s disclosure letter, provided that (i) in the case of clause (X), for so long as the ratio of (x) FCRD’s (on a consolidated basis with its subsidiaries) outstanding indebtedness for borrowed money to (y) FCRD’s (on a consolidated basis with its subsidiaries) net asset value (calculated in a manner consistent with the calculation of Closing FCRD Net Asset Value as set forth in FCRD’s disclosure letter and based on FCRD’s most recent publicly reported net asset value) does not exceed 1.75x on a pro forma basis, in each case calculated to assume the incurrence of Indebtedness and the related investments associated with the Company’s unfunded commitments listed in FCRD’s disclosure letter;

(ii) dispositions made in accordance with FCRD’s investment objectives, policies and restrictions in connection with an existing FCRD portfolio company (provided that such disposition is not made in exchange for consideration less than the fair market value (as set forth in FCRD’s schedule of investments included in its most recent quarterly or annual reports filed with the SEC) of the asset being disposed), other than a “Pending Sale Agreement” (as defined in the Merger Agreement) on the terms set forth therein;

(iii) compliance with unfunded commitment obligations existing as of September 30, 2022 with respect to any FCRD portfolio company investments listed FCRD’s disclosure letter;

(iv) dispositions or exchanges of assets related to repayments, reorganizations, restructurings or receipt of reorganized securities related to FCRD portfolio company investments (whether or not such FCRD portfolio company investments are held as of the date hereof); and

(v) in any case where FCRD or FCRD portfolio company investment is subject to a compulsory drag-along, call option, prepayment option or redemption, or similar compulsory contractual obligation, to sell, have redeemed or paid off, or otherwise dispose of, any FCRD portfolio company investment pursuant to the contractual terms pertaining to such FCRD portfolio company investment;

provided, that: (A) in each case only if such transactions individually or collectively do not result in any material tax liability (other than any liability for alternative minimum taxes) being imposed on FCRD or its subsidiaries (for the avoidance of doubt, taking into account the dividends paid deduction under Section 562 of the Code); (B) FCRD will provide CCAP notification of any such disposition promptly following the consummation thereof; and (C) FCRD will provide CCAP notification of any such acquisition promptly following the consummation thereof;

(f) (i) make or change any material tax election other than in the ordinary course of business, (ii) change any material method of tax accounting other than in the ordinary course of business, (iii) amend any material tax return, or (iv) agree to any extension or waiver of the statute of limitations with respect to a material amount of tax other than in the ordinary course of business consistent with past practice and FCRD’s investment objectives and policies;

(g) except as permitted by Section 6.1(e)(i)-(v) of the Merger Agreement, make any loans, advances or capital contributions to, or investments in, any other person (other than (i) to or in FCRD or any direct or indirect wholly-owned subsidiary of FCRD and (ii) pursuant to previously disclosed commitments existing as of the date of the Merger Agreement that are identified in FCRD’s disclosure letter or are otherwise set forth therein);

(h) amend, enter into, terminate or waive any material rights under, any FCRD material contract or any material agreement underlying any FCRD portfolio company investment, other than (i) in the ordinary course of business consistent with past practice, (ii) such actions which would not be materially adverse to FCRD or its subsidiaries or (iii) as otherwise set forth in FCRD’s disclosure letter;

(i) (i) pay, discharge or satisfy any indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than (A) the payment, discharge or satisfaction, required pursuant to the terms of FCRD Credit Facility as in effect as of the date of the Merger Agreement and (B) indebtedness incurred by FCRD or its wholly-owned subsidiaries and owed to FCRD or its wholly-owned subsidiaries), (ii) cancel any material indebtedness owing to FCRD or any of its subsidiaries (individually or in the aggregate) or waive or amend any claims or rights of substantial value (other than indebtedness incurred by FCRD or its wholly-owned subsidiaries and owed to FCRD or its wholly-owned subsidiaries), in each case other than indebtedness, claims or rights related to investments in any FCRD portfolio companies, or (iii) waive material benefits of, or agree to modify in any material manner, any confidentiality, standstill or similar agreement to which FCRD or any of its subsidiaries is a party (other than in the ordinary course of business consistent with past practice);

(j) make any pledge of any of its material assets or permit any of its material assets to become subject to any liens except permitted liens;

(k) commence any material proceedings except with respect to routine matters in the ordinary course of business and consistent with past practice, or settle any proceedings other than settlements that result solely in monetary obligations involving payment by FCRD or any of its subsidiaries of (i) the amounts specifically reserved in accordance with GAAP with respect to such proceeding or claim on FCRD’s consolidated financial statements for the quarter ending June 30, 2022, (ii) amounts to be paid from escrow accounts for purposes of working capital adjustments and indemnification matters related to former portfolio companies, in each case pursuant to contracts that have been made available to CCAP prior to the date of the Merger Agreement, (iii) amounts to be paid from insurance proceeds for the purpose of paying such settlements, (iv) an amount not greater than $50,000 in the aggregate or (v) amounts held as collateral as agent for any FCRD portfolio companies or on behalf of third party lenders;

(l) make any material change to its methods of accounting, except as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization), or as otherwise required by applicable law;

(m) enter into a new line of business outside of FCRD’s investment objective as described in any forms, documents and reports required to be filed or furnished by FCRD to the SEC prior to the date of the Merger Agreement (provided, that the foregoing shall not apply in any way to any FCRD portfolio company);

(n) (i) increase the compensation or benefits payable or to become payable to any of its directors, officers or individual independent contractors; (ii) establish, adopt, enter into, amend or terminate any collective bargaining agreement or employee benefit plan, program or agreement for the benefit of any of its officers, directors or individual independent contractors; (iii) enter into any severance, change of control or retention agreement with any of its officers, directors or individual independent contractors; or (iv) hire any employee or individual independent contractor;

(o) adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of FCRD or any of its subsidiaries;

(p) incur any indebtedness for borrowed money or guarantee any such indebtedness of any person (except for (i) indebtedness for borrowed money incurred with making any follow-on investment in FCRD portfolio company investments listed in FCRD’s disclosure letter, (ii) indebtedness for borrowed money incurred in complying with unfunded commitment obligations existing as of September 30, 2022 with respect to any FCRD portfolio company investments listed in FCRD’s disclosure letter, (iii) drawdowns with respect to the FCRD Credit Facility, but solely to the extent that such drawdowns do not cause FCRD (on a consolidated basis with its subsidiaries) to exceed the leverage ratio set forth in FCRD’s disclosure letter on a pro forma basis, (iv) indebtedness owed to FCRD or its wholly owned subsidiaries or (v) as otherwise set forth in FCRD’s disclosure letter, so long as, in each case, such indebtedness does not provide for any penalty upon prepayment);

(q) permit Logan JV to take any action described in subsections (a), (c), (i), (k) or (o) hereof as applied to the Logan JV; or

(r) enter into any agreement to do any of the foregoing.

Interim Operations of CCAP

Similarly, CCAP has agreed that, during the Interim Period, except (a) as may be required by law, (b) as may be agreed in writing by FCRD (which consent will not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted by the Merger Agreement, (d) as set forth in its disclosure letter to the Merger Agreement or (e) as reasonably required to comply with, establish or implement COVID-19 Measures: (x) CCAP will, and will cause its subsidiaries to, use reasonable best efforts to conduct the business of CCAP and its subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice in all material respects and use reasonable best efforts to preserve intact its business organization, maintain in effect all material licenses and permits required to carry on its business, maintain in effect any exemptive orders or exemptive relief which it has received from the SEC and which are currently in effect and preserve its material business relationships (provided that (1) no action by CCAP or its subsidiaries (including Acquisition Sub and Acquisition Sub 2) with respect to any of the matters specifically addressed by any other provisions of Section 6.2 of the Merger Agreement will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions, (2) the failure by CCAP or any of its subsidiaries to take any action prohibited by clauses (a) through (j) below will not be deemed to be a breach of this clause (x), and (3) acquisitions and dispositions of investments in CCAP’s portfolio companies in accordance with CCAP’s investment objectives, policies, and restrictions in effect as of the date of the Merger Agreement will not be deemed to be a breach of this clause (x)); and (y) CCAP will not, and will not permit any of its subsidiaries to:

(a)	amend or otherwise change, in any material respect, the organizational documents of CCAP (or such equivalent organizational or governing documents of any of its subsidiaries);

(b)

except for transactions solely among CCAP and its wholly-owned subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

(c)

except for transactions solely among CCAP and its wholly-owned subsidiaries or in connection with CCAP’s DRIP, issue, sell, pledge, dispose, encumber or grant any (i) shares of its or its subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of its or its subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, CCAP or any of its subsidiaries;

(d)

(i) declare, set aside, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to CCAP’s or any of its subsidiaries’ capital stock or other equity interests, other than (A) dividends and distributions paid by any wholly-owned subsidiary of CCAP to CCAP or any of its wholly-owned subsidiaries, (B) regular quarterly cash distributions payable by

CCAP on a quarterly basis consistent with past practices and CCAP’s investment objectives and policies as publicly disclosed or (C) the authorization and payment of any dividend or distribution necessary for CCAP to maintain its qualification as a RIC or avoid any entity-level tax, in each case as reasonably determined by CCAP; or (ii) purchase, redeem or otherwise acquire share of capital stock or other equity interests of CCAP or its subsidiaries (other than wholly-owned subsidiaries) or any option, warrants, or rights to acquire any such shares or other equity interests;

(e)

directly or indirectly acquire (including by merger, consolidation or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among CCAP and its wholly-owned subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, in each case that are material to CCAP and its subsidiaries, taken as a whole, and except for acquisitions of CCAP’s portfolio company investments in accordance with CCAP’s investment objectives, policies and restrictions;

(f)

amend, enter into or terminate any contract to which CCAP or any of its subsidiaries is a party, except for the Merger Agreement or as expressly set forth in the Merger Agreement other than (i) in the ordinary course of business consistent with past practice and (ii) which would not have a material adverse effect;

(g)

make any material change to its methods of accounting, except as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization) or as otherwise required by applicable law;

(h)

(i) make or change any material tax election other than in the ordinary course of business, (ii) change any material method of tax accounting other than in the ordinary course of business, (iii) amend any material tax return, or (iv) agree to any extension or waiver of the statute of limitations with respect to a material amount of tax other than in the ordinary course of business consistent with past practices and CCAP’s investment objectives and policies;

(i)

enter into a new line of business outside of CCAP’s investment objective as described in any forms, documents and reports required to be filed or furnished by CCAP to the SEC prior to the date of the Merger Agreement (provided, that the foregoing shall not apply in any way to any of CCAP’s portfolio company); or

(j)	enter into any agreement to do any of the foregoing.

Additional Covenants

FCRD and CCAP have agreed to additional covenants, including the following matters:

Preparation of Proxy Statement/Prospectus

As promptly as practicable after the execution of the Merger Agreement (i) FCRD will prepare (with CCAP’s reasonable cooperation) the proxy statement and, in consultation with CCAP, will set a preliminary record date for the Special Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith and (ii) CCAP will prepare (with FCRD’s reasonable cooperation) and file with the SEC the registration statement on Form N-14, of which this proxy statement/prospectus is a part, in connection with the registration under the Securities Act of CCAP Common Stock to be issued in the First Merger. Each of CCAP and FCRD will use its reasonable best efforts to have the registration statement on Form N-14 declared effective under the Securities Act, and this proxy statement cleared of all comments from the SEC, as promptly as practicable after such filing (including by responding to comments from the SEC), and, prior to the effective date of the registration statement on Form N-14, CCAP will take all action reasonably required to be taken under any applicable state securities laws in connection with the issuance of CCAP Common Stock in connection with the First Merger. Each of CCAP and FCRD will furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the registration statement on Form N-14 and this proxy statement/prospectus. As promptly as practicable after the registration statement on Form N-14 will have become effective, FCRD will use its reasonable best efforts to cause this proxy statement to be mailed to its stockholders.

The Special Meeting and FCRD Board Recommendation

Subject to the earlier termination of the Merger Agreement in accordance with the terms of the Merger Agreement, FCRD will, as soon as practicable following the effectiveness of the registration statement on Form N-14, duly call, give notice of, convene and hold the Special Meeting solely for the purpose of seeking the stockholder approval of the Merger Proposal (“FCRD Stockholder Approval”); provided, that FCRD may postpone or adjourn the Special Meeting to a later date in accordance with the terms of the Merger Agreement. Notwithstanding the foregoing, FCRD will, at the request of CCAP, adjourn the Special Meeting to a date specified by CCAP for the absence of a quorum or if FCRD has not received proxies representing a sufficient number of shares of FCRD Common Stock to approve the Merger Proposal.

The FCRD Board, based on the unanimous recommendation of the Special Committee, has approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the First Merger, and made the recommendation contained herein that the FCRD Stockholders should vote “FOR” the Merger Proposal (the “FCRD Board Recommendation”). Neither the FCRD Board nor any committee thereof will (i) withhold or withdraw, or modify or qualify in a manner adverse to CCAP, Acquisition Sub or Acquisition Sub 2, or propose publicly to withhold or withdraw, or modify or qualify in a manner adverse to CCAP, Acquisition Sub or Acquisition Sub 2, the FCRD Board Recommendation, (ii) fail to include FCRD Board Recommendation in this proxy statement/prospectus, (iii) approve, determine to be advisable, or recommend, or propose publicly to approve, determine to be advisable, or recommend, any Competing Proposal (as defined below) or (iv) resolve, agree or publicly propose to take any such actions (each such action in (i), (ii), (iii) and (iv) being referred to as a “FCRD Adverse Recommendation Change”). Notwithstanding any FCRD Adverse Recommendation Change, unless the Merger Agreement is terminated in accordance with its terms, the obligations of the parties hereunder will continue in full force and effect and such obligations will not be affected by the commencement, public proposal, public disclosure or communication to FCRD of any Competing Proposal (whether or not a Superior Proposal (as defined below)).

“Competing Proposal” means any inquiry, proposal, discussions, negotiations or offer from any third party (a) with respect to a merger, reorganization, consolidation, tender offer, self-tender, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or other transaction involving FCRD or any of its subsidiaries or joint ventures, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (1) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any mortgage or pledge in connection with a bona fide debt financing transaction entered into in the ordinary course of business consistent with past practice) that constitute or represent, or would constitute or represent if such transaction is consummated, twenty percent (20%) or more of the total assets (based on fair market value) of FCRD and its subsidiaries, taken as a whole, as of the date of such inquiry or proposal, or that generated twenty percent (20%) or more of net revenue or net income of FCRD and its subsidiaries, taken as a whole, for the twelve-month period ending on the last day of FCRD’s then most recently completed fiscal quarter, or (2) twenty percent (20%) or more of the outstanding shares of any class of capital stock of, or other equity or voting interests in, FCRD or any of its subsidiaries or any resulting parent company of FCRD, in each case other than the Mergers.

“Superior Proposal” means a bona fide, unsolicited, written and binding Competing Proposal that is fully financed or has fully committed financing (with all percentages in the definition of Competing Proposal increased to fifty percent (50%)) made by a third party on terms that the FCRD Board determines in good faith, after consultation with its financial and outside legal advisors, and considering all legal, financial, regulatory and other material aspects of, and the identity of the third party making, the Competing Proposal and such factors as the FCRD Board considers in good faith to be appropriate, (a) is more favorable to FCRD Stockholders from a financial point of view than the transactions contemplated by the Merger Agreement (including any revisions to the terms and conditions of the Merger Agreement proposed by CCAP to FCRD in writing in response to such Competing Proposal under the provisions of the Merger Agreement) and (b) is reasonably likely of being completed on the terms proposed on a timely basis.

Appropriate Actions; Consents; Filings

Each of FCRD, CCAP and CCAP Advisor will use their respective reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement and to cause the conditions to the First Merger set forth in the Merger Agreement to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from governmental authorities or other persons necessary in connection with the consummation of the transactions contemplated by the Merger Agreement, including the First Merger, and the making of all necessary registrations and filings (including filings with governmental authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a proceeding by, any governmental authority or other persons necessary in connection with the consummation of the transactions contemplated by the Merger Agreement, including the First Merger, (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement, including the First Merger, performed or consummated by such party in accordance with the terms of the Merger Agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental authority vacated or reversed and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the First Merger and any other transactions to be performed or consummated by such party in accordance with the terms of the Merger Agreement and to carry out fully the purposes of the Merger Agreement. Without limiting the generality of the foregoing, each of the parties will make any applications and filings as reasonably determined by FCRD and CCAP are required under applicable United States or foreign competition, antitrust, merger control or investment laws (“Antitrust Laws”) with respect to the transactions contemplated hereby as promptly as practicable, but in no event later than as required by law. CCAP will pay all filing fees and other charges for the filings required under any Antitrust Law by FCRD and CCAP.

Each of FCRD, CCAP and CCAP Advisor agree to take (and to cause their affiliates to take) promptly any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents under any Antitrust Laws that may be required by any foreign or United States federal, state or local government authority.

Each of FCRD, CCAP and CCAP Advisor will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a governmental authority or in connection with any proceeding initiated by a private party.

Access to Information; Confidentiality

Upon reasonable notice and subject to applicable laws relating to the confidentiality of information, each of FCRD and CCAP will (and will cause each of its subsidiaries to) afford reasonable access to the other party’s representatives, in a manner not disruptive to the operations of the operations of the business of such party and its subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of the Merger Agreement), to the personnel, agents, properties, books and records of such party and its subsidiaries and, during such period, will (and will cause each of its subsidiaries to) furnish promptly to such representatives all information concerning the business, properties and personnel of such party and its subsidiaries as may reasonably be requested.

No Solicitation

FCRD will, and will cause its subsidiaries and its and their representatives to, (i) immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal (an “Inquiry”) and immediately terminate all physical and electronic data room access previously granted to any such third party and (ii) not terminate, waive, amend, release or modify any provision of any confidentiality or “standstill” agreement to which it or any of its affiliates or representatives is a party with respect to any Competing Proposal or Inquiry.

In addition, except as otherwise expressly provided in the Merger Agreement, until the Effective Time or, if earlier, the termination of the Merger Agreement, FCRD will not, and will cause its subsidiaries and its and their representatives not to, directly or indirectly:

•	(i) initiate, solicit, endorse, facilitate or knowingly encourage the making of any Competing Proposal or Inquiry;

•	(ii) continue or engage in negotiations or discussions with, or knowingly furnish any non-public information to, any third party relating to a Competing Proposal or any Inquiry; or

•	(iii) resolve, agree or publicly propose to do any of the foregoing.

Notwithstanding the foregoing, at any time prior to the date that the FCRD Stockholder Approval is obtained, in the event that FCRD (or its representatives on FCRD’s behalf) receives directly or indirectly a written Inquiry or a written Competing Proposal from any third party that (i) FCRD Board determines in good faith to be bona fide, (ii) was unsolicited and (iii) did not otherwise result from a breach of the no solicitation provision of the Merger Agreement, FCRD and the FCRD Board and its representatives may engage or participate in negotiations or discussions with, or furnish any information and other access to, any third party making such Inquiry or Competing Proposal and its representatives and affiliates and prospective debt and equity financing sources that have been specifically engaged for the purpose of financing such Competing Proposal if the FCRD Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that:

•	(A) such Inquiry or Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal; and

•	(B) the failure to take such action could reasonably be expected to be inconsistent with the fiduciary duties of the FCRD Board under the DGCL;

provided that (x) prior to furnishing any non-public information concerning FCRD and its subsidiaries FCRD receives from such person, to the extent such person is not already subject to a confidentiality agreement with FCRD containing confidentiality terms that are not materially less favorable in the aggregate to FCRD than those contained in the confidentiality agreement (unless FCRD offers to amend the confidentiality agreement to reflect such more favorable terms) (an “Acceptable Confidentiality Agreement”), and (y) FCRD will promptly provide or make available to CCAP (I) an unredacted copy of each such Acceptable Confidentiality Agreement and (II) all non-public information concerning it or its subsidiaries that it provides to any third party given such access that was not previously made available to CCAP or its representatives.

Neither FCRD nor the FCRD Board nor any committee thereof will effect an FCRD Adverse Recommendation Change and, except as expressly provided in the Merger Agreement, neither the FCRD Board nor any committee thereof will approve or recommend, and FCRD will not (and will cause each of its subsidiaries not to) execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract or agreement, in each case constituting or with respect to, any Competing Proposal or Inquiry, in each case other than an Acceptable Confidentiality Agreement, and neither the FCRD Board nor any committee thereof will resolve, agree or publicly propose to take any such actions.

Notwithstanding the immediately preceding sentence, at any time prior to the receipt of the FCRD Stockholder Approval, subject to certain conditions and procedural requirements, the FCRD Board may, if FCRD has received a Competing Proposal after the date of the Merger Agreement that (i) FCRD Board has determined in good faith to be bona fide, (ii) was unsolicited, (iii) did not otherwise result from a breach of the no solicitation provision of the Merger Agreement and (iv) the FCRD Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a Superior Proposal, authorize, adopt or approve such Superior Proposal and cause FCRD to enter into a binding definitive agreement providing for the consummation of such Superior Proposal concurrently with the termination of the Merger Agreement.

Directors’ and Officers’ Indemnification and Insurance

CCAP, Acquisition Sub and Acquisition Sub 2 have agreed that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the transactions contemplated by the Merger Agreement), existing as of the date of the Merger Agreement in favor of the current or former directors, officers, managers, or employees, as the case may be, of FCRD, its subsidiaries or FCRD’s affiliates, including but not limited to officers and employees of FEAC (collectively, the “D&O Indemnified Parties”), as provided in their respective organizational documents as in effect on the date of the Merger Agreement or in any contract disclosed or made available to CCAP prior to the date of the Merger Agreement will survive the Merger and will continue in full force and effect.

To the fullest extent that FCRD or its subsidiaries would be permitted by applicable law as required by the organizational documents of FCRD or its subsidiaries as in effect on the date of the Merger Agreement, CCAP has agreed to:

•

(i) indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, proceeding or investigation arises out of or pertains to: (A) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of FCRD, its investment adviser or any of its subsidiaries prior to the Effective Time; or (B) the Merger Agreement or the transactions contemplated thereby; and;

•

(ii) pay in advance of the final disposition of any such claim, proceeding or investigation the expenses (including attorneys’ fees) of any D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it will ultimately be determined by a final and non-appealable judgment of a court of competent jurisdiction that such D&O Indemnified Party is not entitled to be indemnified under applicable law.

Notwithstanding anything to the contrary contained in the Merger Agreement, CCAP will not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, proceeding or investigation, unless such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, proceeding or investigation from all liability arising out of such claim, proceeding or investigation.

FCRD has agreed to purchase, effective as of the Closing, a six (6) year “tail” policy, on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by FCRD as of the date of the Merger Agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated thereby; provided, that CCAP will not be required to pay a total premium for such “tail” policy in excess of three hundred percent (300%) of the annual premium currently paid by FCRD for such insurance, but in such case shall purchase as much of such coverage as possible for such amount.

Notification of Certain Matters

Subject to applicable law, FCRD will give prompt written notice to CCAP, and CCAP will give prompt written notice to FCRD, of (a) any notice or other communication received by such party from any governmental authority in connection with the Merger Agreement, the Merger or the transactions contemplated thereby, or from any person alleging that the consent of such person is or may be required in connection with the Mergers or the transactions contemplated thereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to FCRD, the Surviving Corporation or CCAP, (b) any claims, investigations or proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its subsidiaries which relate to the Merger Agreement, the Mergers or the transactions contemplated thereby and (c) any fact, circumstance or development of which FCRD or CCAP (as applicable) becomes aware that will or is reasonably likely to result in any of the closing conditions becoming incapable of being satisfied by 5:00 p.m. (New York time) on April 3, 2023 (the “Termination Date”).

Public Announcements

Except as otherwise provided in the Merger Agreement or required by applicable laws, prior to any FCRD Adverse Recommendation Change, each of FCRD, CCAP, Acquisition Sub and Acquisition Sub 2 will consult with each other before issuing any press release or public announcement with respect to the Merger Agreement or the transactions contemplated thereby, and none of the parties or their affiliates will issue any such press release or public announcement prior to obtaining the other parties’ written consent (which consent may be delivered via electronic mail, but will not be unreasonably withheld or delayed).

Acquisition Sub

CCAP will take all actions necessary to (a) cause Acquisition Sub and Acquisition Sub 2 to perform its obligations under the Merger Agreement and to consummate the First Merger on the terms and conditions set forth in the Merger Agreement and (b) ensure that, prior to the Effective Time, Acquisition Sub and Acquisition Sub 2 will not conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by the Merger Agreement.

No Control of the Other Party’s Business

Nothing contained in the Merger Agreement is intended to give FCRD or CCAP, directly or indirectly, the right to control or direct the operations of the other party or its subsidiaries prior to the Effective Time. Prior to the Effective Time, each of FCRD and CCAP will exercise, consistent with the terms and conditions of the Merger Agreement, complete control and supervision over its and its subsidiaries’ operations.

Rule 16b-3 Matters

Prior to the Effective Time, each of FCRD and CCAP will take all such steps as may be required to cause any dispositions of FCRD Common Stock (including derivative securities with respect to FCRD Common Stock) or acquisitions of CCAP Common Stock (including derivative securities with respect to CCAP Common Stock) resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to FCRD or will become subject to such reporting requirements with respect to CCAP, to be exempt under Rule 16b-3 under the Exchange Act, to the extent permitted by applicable law.

Repayment of FCRD Credit Facility

At least five business days prior to the Closing Date (or such shorter period as may be agreed by CCAP), FCRD will deliver to CCAP a draft copy of a customary payoff letter (subject to delivery of funds as arranged by

CCAP) from the “Administrative Agent” (as defined in the FCRD Credit Facility) under the FCRD Credit Facility (the “Payoff Letter”), and, on or prior to the Closing Date, FCRD will deliver to CCAP an executed copy of the Payoff Letter to be effective upon the Closing. FCRD will, and will cause its subsidiaries to, deliver all the documents required for the termination of commitments under the FCRD Credit Facility, subject to the occurrence of the Closing and the repayment in full of all obligations then outstanding thereunder (using funds arranged by CCAP).

Repayment or Assumption of Existing Notes

Effective as of the Closing, CCAP will, and will cause the Surviving Corporation to, take all such steps as may be necessary to either (a) pay or cause to be paid, or to provide adequate security (in the form of funds deposited with the trustee, as required under the Existing Notes Indenture for discharge or defeasance of the indebtedness under the Existing Notes) for the repayment of the full amount of principal and accrued interest, and any and all of the fees, costs, expenses, penalties and other amounts payable under the Existing Notes upon consummation of the Closing, and FCRD will instruct CCAP to deliver such amount to such account or accounts as required by the Existing Notes in connection with the repayment of the Existing Notes and will deliver evidence satisfactory to FCRD of repayment and cancellation, or adequate security (in the form of funds deposited into an escrow account with the trustee, as required under the Existing Notes Indenture) with respect to repayment, of such notes, or (b) expressly assume, by an indenture supplemental to the Existing Notes Indenture, executed and delivered to the trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all Existing Notes and the performance of every covenant of the Existing Notes Indenture on the part of FCRD to be performed or observed.

Certain Tax Matters

During the period from the date of the Merger Agreement to the Effective Time, each of CCAP and FCRD will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of the other party, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CCAP or FCRD (as applicable) to fail to qualify as a RIC.

Stock Exchange Listing

CCAP has agreed to use its reasonable best efforts to cause the shares of CCAP Common Stock to be issued in connection with the First Merger to be listed on Nasdaq, subject to official notice of issuance, prior to the Effective Time.

Takeover Statutes and Provisions

None of the FCRD, CCAP, Acquisition Sub or Acquisition Sub 2 will take any action that would cause the First Merger and related transactions to be subject to requirements imposed by any takeover statutes. Each of FCRD and CCAP will take all necessary steps within its control to exempt (or ensure the continued exemption of) the First Merger from, or if necessary to challenge the validity or applicability of, any applicable takeover statute, as now or hereafter in effect.

Stockholder Litigation

Each of FCRD and CCAP will reasonably cooperate and consult with one another in connection with the defense and settlement of any proceeding by FCRD Stockholders or CCAP Stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby. Each of FCRD and CCAP (a) will keep the other party reasonably informed of any material developments in connection with any such proceeding brought by its stockholders and (b) will not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Coordination of Dividends

CCAP and FCRD will coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders, including a tax dividend, declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur. In the event that a dividend or distribution with respect to the shares of FCRD Common Stock permitted under the terms of the Merger Agreement has (i) a record date prior to the Effective Time and (ii) has not been paid as of the Effective Time, the holders of shares of FCRD Common Stock shall be entitled to receive such dividend or distribution after the Effective Time on the appropriate payment date and, in connection therewith, FCRD shall deposit such dividend or distribution with the Exchange Agent to be paid to such FCRD Stockholders.

Stockholder Notice

On the Closing Date, each of FCRD and CCAP will use reasonable best efforts to make a determination as to whether or not the Mergers constitute a “reorganization” within the meaning of Section 368(a) of the Code, which determination will be made reasonably and in good faith after consultation with tax counsel, but will not constitute a representation, warranty, covenant, obligation or guarantee of any kind whatsoever to FCRD, FCRD Stockholders or any other person with respect thereto (and no such person will be entitled to rely on such determination in any respect). In making such determination, FCRD and CCAP will be entitled to rely on certain customary assumptions and representations reasonably acceptable to FCRD and CCAP after consultation with tax counsel, including representations set forth in certificates of officers of FCRD and CCAP, which FCRD and CCAP will use reasonable best efforts to cause to be promptly provided to each other if requested by the other party. As soon as practicable after the Closing Date, CCAP will inform the stockholders in writing of any such determination. Each of FCRD, CCAP, Acquisition Sub and Acquisition Sub 2 will report the Mergers and the other transactions contemplated by the Merger Agreement in a manner consistent with such determination, except as otherwise required by applicable law. For the avoidance of doubt, if the Mergers constitute a “reorganization” within the meaning of Section 368(a) of the Code, the Merger Agreement is intended to be, and was thereby adopted as, a “plan of reorganization” for purposes of Section 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g) and 1.368-3(a), to which FCRD, CCAP and Acquisition Sub are parties under Section 368(b) of the Code.

Conditions to Closing the Mergers

Conditions to the Obligations of Each Party

The respective obligations of FCRD and CCAP to consummate the First Merger are subject to the satisfaction or (to the extent permitted by law) waiver by FCRD and CCAP at or prior to the Effective Time of the following conditions:

•	FCRD will have obtained the FCRD Stockholder Approval;

•	the issuance of CCAP Common Stock in connection with the First Merger will have been approved for listing on Nasdaq, subject to official notice of issuance;

•	the registration statement on Form N-14 will have become effective under the Securities Act and will not be the subject of any stop order or proceedings seeking a stop order;

•

any applicable waiting period (and any extension or related voluntary commitments thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, relating to the consummation of the First Merger shall have expired or early termination thereof shall have been granted; and

•

no governmental authority of competent jurisdiction will have issued or entered any law or order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the First Merger.

Conditions to Obligations of CCAP and Acquisition Sub to Effect the First Merger

The obligations of CCAP and Acquisition Sub to effect the First Merger are also subject to the satisfaction or (to the extent permitted by law) waiver by CCAP at or prior to the Effective Time, of the following conditions:

•

the representations and warranties of FCRD contained in the Merger Agreement will be true and correct to the applicable bringdown standard (subject to the materiality thresholds set forth in the Merger Agreement) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties will be so true and correct as of such specific date only);

•	FCRD will have performed or complied in all material respects with its obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;

•	CCAP will have received a certificate signed by an executive officer of FCRD, dated as of the Closing Date, certifying as to certain matters set forth in the Merger Agreement; and

•	since the date of the Merger Agreement, there will not have occurred and be continuing any material adverse effect with respect to FCRD.

Conditions to Obligations of FCRD to Effect the First Merger

The obligation of FCRD to effect the First Merger is also subject to the satisfaction or (to the extent permitted by law) waiver by FCRD, at or prior to the Effective Time, of the following conditions:

•

each of the representations and warranties of CCAP, Acquisition Sub, Acquisition Sub 2 and CCAP Advisor contained in the Merger Agreement will be true and correct to the applicable bringdown standard (subject to the materiality thresholds set forth in the Merger Agreement) as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties will be so true and correct as of such specific date only);

•

each of CCAP, Acquisition Sub, Acquisition Sub 2 and CCAP Advisor will have performed or complied in all material respects with its obligations required under the Merger Agreement to be performed or complied with on or prior to the Closing Date;

•	FCRD will have received a certificate signed by an executive officer of CCAP, dated as of the Closing Date, certifying as to certain matters set forth in the Merger Agreement;

•	since the date of the Merger Agreement, there will not have occurred and be continuing any material adverse effect with respect to CCAP;

•

FCRD will have received the written opinion of external legal counsel, as of the Closing Date to the effect that the Mergers will qualify for the tax treatment contemplated in IRS Revenue Ruling 2001-46 and will qualify as a “reorganization” within the meaning of Section 368(a) of the Code; and

•	since the date of the Merger Agreement, there will not have occurred and be continuing any material adverse effect with respect to CCAP Advisor.

Frustration of Closing Conditions

None of CCAP, Acquisition Sub, Acquisition Sub 2 or FCRD may rely either as a basis for not consummating the First Merger or any of the other transactions contemplated by the Merger Agreement or terminating the Merger Agreement and abandoning the Mergers on the failure of any condition set forth in the Merger Agreement to be satisfied if such failure was caused by such party’s failure to act in good faith or to use the efforts to cause the Closing to occur as required by the Merger Agreement.

Termination of the Merger Agreement

Right to Terminate

Notwithstanding anything contained in the Merger Agreement to the contrary, the Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the FCRD Stockholder Approval is obtained (except as otherwise expressly noted), as follows:

•	(a) by mutual written consent of FCRD and CCAP;

•	(b) by either FCRD or CCAP, if:

•

(i) the First Merger will not have been consummated on or before the Termination Date; provided that no party may terminate the Merger Agreement for this reason if the failure of such party to perform or comply with any of its obligations under the Merger Agreement has been the principal cause or resulted in the failure of the Closing to have occurred on or before the Termination Date;

•

(ii) prior to the Effective Time, any governmental authority of competent jurisdiction will have issued or entered any law or order or taken any other action permanently restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the transactions contemplated by the Merger Agreement, and such law or order or other action will have become final and non-appealable; provided that no party may terminate the Merger Agreement if the issuance of such law or order or taking of such action was proximately caused by the failure of such party to perform or comply with its obligations under the Merger Agreement and no party may terminate the Merger Agreement on this basis if it is then in material breach of any of its representations, warranties, covenants or obligations under the Merger Agreement; or

•

(iii) the Special Meeting (including any adjournments or postponements thereof) will have been duly held and completed and the FCRD Stockholder Approval will not have been obtained at such Special Meeting (or at any adjournment or postponement thereof) at which a vote on the adoption of the Merger Agreement is taken;

•	(c) by FCRD, if:

•

(i) CCAP, Acquisition Sub, Acquisition Sub 2 or CCAP Advisor breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach or failure to perform would result in the failure of certain FCRD closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of written notice thereof by FCRD to CCAP (provided that FCRD is not then in material breach so as to result in the failure of a CCAP closing condition and, provided further, that FCRD may not terminate the Merger Agreement if the breach by CCAP has been primarily caused by a breach of any provision of the Merger Agreement by FCRD); or

•

(ii) prior to obtaining the FCRD Stockholder Approval, in order to substantially concurrently enter into a binding final agreement providing for the consummation of a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of the Merger Agreement (provided that (i) FCRD has not breached any of the no solicitation provisions of the Merger Agreement in any material respect and (ii) prior to or simultaneously with such termination FCRD pays the FCRD Termination Fee to CCAP); or

•

(iii) at any time prior to the Effective Time, if (A) all of the closing conditions have been, and continue to be, satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which will be capable of being satisfied if the Closing Date were the date of such termination), (B) CCAP and Acquisition Sub do not consummate the First Merger on or prior to the date the Closing is required to occur pursuant to the Merger Agreement, (C) FCRD will have irrevocably confirmed in writing to CCAP that it is ready, willing and able to complete the Closing on the date of such confirmation and throughout the three business day period following delivery of such confirmation, and (D) CCAP and Acquisition Sub fail to effect the Closing within three business days following delivery of such confirmation;

•	(d) by CCAP, if:

•

(i) FCRD breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach of failure to perform would result in the failure of CCAP closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty days after the giving of written notice thereof by CCAP to FCRD (provided that CCAP, Acquisition Sub or Acquisition Sub 2 is not then in material breach so as to result in the failure of a FCRD closing condition and, provided further, that CCAP may not terminate the Merger Agreement if the breach by FCRD has been primarily caused by a breach of any provision of the Merger Agreement by CCAP); or

•

(ii) at any time prior to the receipt of the FCRD Stockholder Approval, (A) FCRD or the FCRD Board (or any committee thereof) will have made an FCRD Adverse Recommendation Change, (B) FCRD fails to publicly reaffirm the FCRD Board Recommendation within five business days after receipt of a written request therefor by CCAP, (C) FCRD, any of its subsidiaries or any of its or their representatives intentionally breaches the no-solicitation provision of the Merger Agreement in a material respect, and such breach remains uncured for five business days following written notice thereof by CCAP to FCRD, (D) FCRD fails to recommend against any Competing Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten business days after the commencement thereof or (E) FCRD or any of its subsidiaries enters into an Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement) or FCRD fails to include the Merger Proposal in this Proxy Statement.

Termination Fees

Set forth below are summaries of the termination fees that may be payable if the Merger Agreement is terminated prior to consummation of the Mergers. CCAP or FCRD, as applicable, will be the entities entitled to receive any termination fees under the Merger Agreement. The CCAP Board and FCRD Board have approved the amount of the termination fee which may be paid.

FCRD Termination Fee

The Merger Agreement provides for the payment by FCRD to CCAP of a termination fee of $5.556 million (the “FCRD Termination Fee”) if the Merger Agreement is terminated by:

•

(i) either CCAP or FCRD, pursuant to paragraph (b)(iii) under “—Right to Terminate” above, and in any such case, prior to the Special Meeting, a Competing Proposal will have been publicly disclosed and not withdrawn prior to such date;

•	(ii) FCRD, pursuant to paragraph (c)(ii) under “—Right to Terminate” above; or

•	(iii) CCAP, pursuant to paragraph (d)(i) or (d)(ii) under “—Right to Terminate” above.

In any such case, FCRD will pay to CCAP the FCRD Termination Fee (less the amount of any CCAP Expenses previously paid to CCAP) (A) on the same day as the consummation of any Tail Period Transaction, should one occur (regardless of whether such consummation happens prior to or following the expiration of the Tail Period), (B) in the case of clause (ii) above, substantially concurrently with such termination or (C) in the case of clause (iii) above, no later than three business days following the date of such termination

“Tail Period” means the nine-month period immediately following any termination of the Merger Agreement.

“Tail Period Transaction” means FCRD’s entry into an Alternative Acquisition Agreement (as defined below) with respect to any Competing Proposal with a third party during the nine-month period immediately following any termination of the Merger Agreement; provided, that for purposes of this definition, the references to “twenty percent (20%)” in the definition of Competing Proposal will be deemed to be references to “fifty percent (50%).”

“Alternative Acquisition Agreement” means any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract or agreement, in each case constituting or with respect to, any Competing Proposal or Inquiry.

Reimbursement of CCAP Expenses

If the Merger Agreement is terminated by FCRD or CCAP in accordance with paragraph (b)(iii) under “Description of the Merger Agreement —Right to Terminate” above, in circumstances in which the FCRD Termination Fee is not then payable to CCAP, then FCRD will reimburse CCAP and its affiliates for all of their documented out-of-pocket fees and expenses (including all documented fees and expenses of counsel, accountants, experts and consultants to CCAP and Acquisition Sub, Acquisition Sub 2 and their affiliates) incurred and payable by CCAP, Acquisition Sub or Acquisition Sub 2 or on their behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of the Merger Agreement and the transactions contemplated thereby (the “CCAP Expenses”), up to a maximum reimbursement payment of $1,500,000.

CCAP Termination Fee

The Merger Agreement provides for a payment by CCAP to FCRD of a termination fee of $7,142,850 (the “CCAP Termination Fee”) if the Merger Agreement is terminated by:

•	FCRD, pursuant to paragraph (c)(i) or (c)(iii) under “—Right to Terminate” above; or

•

CCAP, pursuant to paragraph (b)(i) under “—Right to Terminate” above (at any time during which FCRD would have been entitled to terminate the Merger Agreement pursuant to paragraph (c)(i) or (c)(iii) under “—Right to Terminate” above).

In any such case, CCAP will pay to FCRD the CCAP Termination Fee no later than three business days following the date of such termination.

Effect of Termination

In the event that the Merger Agreement is terminated and the Mergers are abandoned, written notice thereof will be given by the terminating party to the other party, specifying the provisions of the Merger Agreement pursuant to which such termination is made, and the Merger Agreement will forthwith become null and void and of no effect without liability on the part of any party thereto, and all rights and obligations of any party thereto will cease, except that (1) CCAP and FCRD will remain liable to each other for any damages incurred arising out of any Intentional Breach (as defined below) of the Merger Agreement or Fraud (as defined below) and (2) certain designated provisions of the Merger Agreement will survive the termination, including, but not limited to, the termination and termination fee provisions and confidentiality provisions.

“Intentional Breach” means any breach of the Merger Agreement where the action or non-action constituting or giving rise to such breach was intentionally undertaken by the party taking such action, with actual knowledge that such action or non-action would or would reasonably be expected to constitute or give rise to a breach of the Merger Agreement.

“Fraud” means, of a person, an intentional and willful misrepresentation of or with respect to a representation or warranty set forth in the Merger Agreement, or in any certificate delivered thereunder, by such person, which misrepresentation constitutes actual common law fraud (and not constructive fraud or negligent misrepresentation) with the specific intent to induce another party to rely upon such representation or warranty.

Amendment of the Merger Agreement

Subject to applicable law, each party of the Merger Agreement may only modify or amend the Merger Agreement by written agreement executed and delivered by the duly authorized officers of each of the respective parties; provided, that no amendment will be made to the Merger Agreement after the Effective Time. However, after receipt of the FCRD Stockholder Approval, if any such amendment will by applicable law require further approval of the FCRD Stockholders, the effectiveness of such amendment will be subject to the approval of the FCRD Stockholders.

Extension; Waiver

The conditions to each of the parties’ obligations to consummate the Mergers are for the sole benefit of such party and may be waived by such party (without the approval of the FCRD Stockholders) in whole or in part to the extent permitted by applicable law.

At any time prior to the Effective Time, FCRD or CCAP may (a) waive or extend the time for the performance of any of the obligations or other acts of CCAP, Acquisition Sub, Acquisition Sub 2 or CCAP Advisor, in the case of FCRD, or FCRD, in the case of CCAP, or (b) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement on the part of CCAP, Acquisition Sub, Acquisition Sub 2 or CCAP Advisor, in the case of FCRD, or FCRD, in the case of CCAP.

Expenses; Transfer Taxes

In general, all expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses. However, FCRD will be required to pay a portion of CCAP’s expenses incurred in connection with the Mergers, subject to a maximum reimbursement payment of $1,500,000, if the Merger Proposal is not approved by FCRD Stockholders at the Special Meeting, the Merger Agreement is subsequently terminated and CCAP is not otherwise entitled to the termination fee described elsewhere herein. It is expected that CCAP will incur approximately $6.5 million and FCRD will incur approximately $4.5 million of fees and expenses in connection with completing the Mergers. Other than taxes imposed upon holders of FCRD Common Stock, CCAP will pay all (a) transfer, stamp and documentary taxes or fees and (b) sales, use, gains, real property transfer and other similar taxes or fees arising out of or in connection with the Merger Agreement.

Governing Law; Jurisdiction

The Merger Agreement is governed and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter will control.

Each of FCRD, CCAP, Acquisition Sub, Acquisition Sub 2 and CCAP Advisor agrees that any proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, the Merger Agreement or the transactions contemplated thereby will be brought in the Delaware Court of Chancery, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). Each of the parties submits to the jurisdiction of any Acceptable Court in any proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Merger Agreement or the transactions contemplated thereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such proceeding. Each party irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any proceeding in any such Acceptable Court or that any such proceeding brought in any such Acceptable Court has been brought in an inconvenient forum.

ACCOUNTING TREATMENT

The merger of FCRD with and into Acquisition Sub is expected be accounted for as an asset acquisition pursuant to ASC 805-50, Business Combinations-Related Issues, with the fair value of total consideration paid in conjunction with the Mergers including, under certain circumstances, the CCAP Advisor Cash Consideration, or a portion thereof, allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of the Mergers. Based on the preliminary pro forma purchase price allocation calculated as of September 30, 2022, the estimated fair value of the net assets acquired approximates the estimated fair value of the Merger Consideration paid by CCAP and CCAP Advisor Cash Consideration.

The final allocation of the purchase price will be determined after the Mergers are completed and after completion of a final analysis to determine (i) the fair value of total consideration to be paid in conjunction with the mergers; and (ii) the fair values of FCRD’s acquired assets and assumed liabilities as of the acquisition date. Accordingly, the final purchase accounting adjustments may differ materially from the pro forma adjustments presented in this document.

For consolidated financial reporting, CCAP will be the accounting and performance survivor. There are no material differences in the accounting, taxation or valuation policies of CCAP and FCRD.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

Scope of Discussion

The following is a general discussion of material U.S. federal income tax consequences of the Mergers to holders of FCRD Common Stock that exchange their shares of FCRD Common Stock for the Merger Consideration and of the payment of the Tax Dividend (as defined below) to holders of FCRD Common Stock. This discussion does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed.

This discussion is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date of this joint proxy statement/prospectus. These authorities may change or be subject to differing interpretations, and any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of FCRD Common Stock after the Mergers. Neither CCAP nor FCRD have sought any rulings from the IRS or an opinion from counsel regarding the matters discussed below except the reorganization opinion discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Mergers or any related transactions.

This discussion is limited to FCRD Stockholders that hold FCRD Common Stock, and will hold any CCAP Common Stock received pursuant to the Mergers, as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a stockholder’s particular circumstances. In addition, it does not address consequences relevant to stockholders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	persons subject to the alternative minimum tax;

•	persons holding FCRD Common Stock or CCAP Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	persons that hold or have held (directly, indirectly or constructively) more than 5% of the outstanding FCRD Common Stock or CCAP Common Stock;

•	banks, insurance companies, and other financial institutions;

•	brokers, dealers or traders in securities;

•	U.S. stockholders (as defined below) whose “functional currency” is not the U.S. dollar;

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons subject to the three-year holding period rule in Section 1061 of the Code;

•	persons deemed to sell FCRD Common Stock or CCAP Common Stock under the constructive sale provisions of the Code;

•	persons who hold or receive FCRD Common Stock or CCAP Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

•	tax-qualified retirement plans.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds FCRD Common Stock or CCAP Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding FCRD Common Stock or CCAP Common Stock and the partners in such partnerships are urged to consult their tax advisors regarding the U.S. federal income tax consequences to them.

For purposes of this discussion, a “U.S. stockholder” is any beneficial owner of FCRD Common Stock or CCAP Common Stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

A “non-U.S. stockholder” is any beneficial owner of FCRD Common Stock or CCAP Common Stock that is neither a U.S. stockholder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE MERGERS, INCLUDING AN INVESTMENT IN CCAP COMMON STOCK, ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Qualification of the Mergers as a Reorganization under Section 368(a) of the Code

Subject to the discussion below, the Mergers, taken together, may qualify as a reorganization within the meaning of Section 368(a) of the Code. However, the Mergers will not qualify as a reorganization if the fair market value of the CCAP Common Stock received by FCRD Stockholders in the Mergers does not equal or exceed 40% of the aggregate consideration. As noted above under “Description of the Merger Agreement – Merger Consideration,” upon completion of the Mergers, subject to the terms and conditions of the Merger Agreement, each FCRD Stockholder will receive, in exchange for each share of FCRD Common Stock (excluding Cancelled Shares), its portion of the Aggregate Merger Consideration consisting of (a) the Aggregate Share Consideration, up to the Share Issuance Cap, (b) the Parent Cash Consideration and (c) the CCAP Advisor Cash Consideration. The amount of CCAP Common Stock and cash to be transferred in the Mergers is subject to adjustments.

The obligation of FCRD to complete the Mergers is conditioned on the receipt of an opinion from Simpson Thacher & Bartlett LLP, counsel to FCRD (or, if Simpson Thacher & Bartlett LLP is unable or unwilling to render such an opinion, the written opinion of Kirkland & Ellis LLP or another nationally recognized counsel as may be reasonably acceptable to FCRD), generally to the effect that, for U.S. federal income tax purposes, the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, with respect to FCRD and CCAP. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of those set forth below. Accordingly, each FCRD shareholder is urged to consult with its tax advisor with respect to the particular tax consequence of the Mergers to such holder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations as to factual matters from FCRD and CCAP, as well as certain covenants by those parties.

Certain Tax Consequences of the Mergers

Tax Consequences if the Mergers Qualify as a Reorganization—U.S. Stockholders

If the Mergers qualify as a reorganization, then generally, and subject to the discussion herein, for U.S. federal income tax purposes:

•

Each U.S. stockholder will recognize gain, but not loss, in the Mergers, equal to the lesser of (i) the amount of cash received (other than cash received in lieu of a fractional share of CCAP Common Stock) and (ii) the excess, if any, of (x) the sum of the amount of cash received (other than cash received in lieu of a fractional share of CCAP Common Stock) and the fair market value of the CCAP Common Stock received in the Mergers (determined at the effective time of the Mergers) over (y) the U.S. stockholder’s tax basis in the shares of CCAP Common Stock surrendered in the Mergers. Such U.S. stockholder will also recognize gain or loss attributable to any cash received in lieu of a fractional share of CCAP Common Stock in an amount equal to the difference between the amount of cash received and the portion of the basis of the CCAP Common Stock received that is deemed allocable to the fractional share. The Tax Dividend should not be treated for U.S. federal income tax purposes as part of the consideration paid for shares of FCRD Common Stock in the Mergers but instead should be treated for U.S. federal income tax purposes as a distribution with respect to the FCRD Common Stock. See the discussion below under the heading “—FCRD’s Pre-Merger Income and Gains and the Tax Dividend”;

•

A U.S. stockholder’s aggregate tax basis in the shares of CCAP Common Stock received in the Mergers (including any fractional share of CCAP Common Stock for which cash is received) will be the same as his, her or its aggregate tax basis in the FCRD Common Stock surrendered in the Mergers, increased by the amount of gain recognized (excluding any gain attributable to the receipt of cash in lieu of a fractional share of CCAP Common Stock) and decreased by the amount of cash received (other than cash received in lieu of a fractional share of CCAP Common Stock); and

•

The holding period of the shares of CCAP Common Stock received in the Mergers (including any fractional share of CCAP Common Stock for which cash is received) by a U.S. stockholder will include the holding period of the shares of FCRD Common Stock that he, she or it surrendered.

The tax treatment of the receipt of the CCAP Advisor Cash Consideration is unclear because there is limited authority addressing the tax consequences of the receipt of merger consideration from a party other than the acquiror. If a U.S. stockholder’s share of the CCAP Advisor Cash Consideration is treated as additional merger consideration received in exchange for FCRD Common Stock, such payment would be treated as part of the total consideration received in exchange for the FCRD Common Stock and treated in the manner described above with respect to other cash consideration provided in the Mergers or simply as cash received in a taxable sale or exchange of shares. It is possible, however, that a U.S. stockholder’s share of the CCAP Advisor Cash Consideration may be treated as ordinary income, and not as received in exchange for such holder’s FCRD Common Stock. Although the matter is not free from doubt, CCAP, CCAP Advisor and the Exchange Agent intend to take the position that a U.S. stockholder’s share of the CCAP Advisor Cash Consideration received by such holder is treated as additional merger consideration, and, assuming such position is respected, any gain recognized by a U.S. stockholder on the receipt of its share of the CCAP Advisor Cash Consideration should, subject to the discussion below regarding dividend treatment, be capital gain. No assurances can be given, however, that the IRS will not assert, or that a court would not sustain, a contrary position.

Subject to the discussion below under “—Potential Treatment of Cash as a Dividend,” any gain recognized in the Mergers generally will be capital gain and will be long-term capital gain if the U.S. stockholder’s holding period for the shares of FCRD Common Stock surrendered is more than one year at the effective time of the Mergers. Long-term capital gain of non-corporate U.S. stockholders is generally taxed at preferential rates. Each U.S. stockholder is urged to consult his, her or its tax advisor about the application of these rules. The amount of gain (or non-recognized loss) must be computed separately for each block of FCRD Common Stock if those blocks were purchased at different prices or at different times, and a loss realized on one block of stock may not be used to offset a gain realized on another block of stock. If a U.S. stockholder acquired different blocks of shares of FCRD Common Stock at different prices or at different times, the U.S. stockholder is urged to consult his, her or its tax advisor about the calculation of gain (or non-recognized loss) for different blocks of FCRD Common Stock surrendered in the Mergers and the identification of the tax basis and holding periods of the particular shares of CCAP Common Stock received in the Mergers.

Potential Treatment of Cash as a Dividend

It is possible that all or part of the gain that a U.S. stockholder recognizes in the Mergers (other than any gain attributable to the receipt of cash in lieu of a fractional share of CCAP Common Stock) could be treated as dividend income rather than capital gain if (1) the U.S. stockholder is a significant stockholder of CCAP or (2) the U.S. stockholder’s percentage ownership, taking into account constructive ownership rules, in CCAP after the Mergers is not meaningfully reduced from what its percentage ownership would have been if it had received solely shares of CCAP Common Stock rather than a combination of cash and shares in the Mergers. This could happen, for example, because of ownership of additional shares of CCAP Common Stock by such holder, ownership of CCAP Common Stock by a person related to such holder or a share repurchase by CCAP from other CCAP stockholders. The IRS has indicated in rulings that any reduction in the interest of a stockholder that owns a small number of shares in a publicly and widely held corporation and that exercises no control over corporate affairs would result in capital gain as opposed to dividend treatment. In addition, since FCRD and CCAP have each been operating their investment activities in a manner that is intended to qualify them each as RICs under the Code, including satisfying the applicable requirements related to distributions, it is unlikely that, even in the event that a U.S. stockholder’s ownership, actual and/or constructive, in CCAP was not sufficiently reduced under the foregoing rules, any gain would be treated as dividend income because RICs generally distribute all or substantially all of their income. U.S. stockholders are urged to consult their tax advisors as to the potential tax consequences of the Mergers to them.

Cash Received In Lieu of a Fractional Share of CCAP Common Stock

A holder of FCRD Common Stock who receives cash in lieu of a fractional share of CCAP Common Stock will generally be treated as having received the fractional share pursuant to the Mergers and then as having sold that fractional share of CCAP Common Stock for cash. As a result, a holder of FCRD Common Stock will generally recognize gain or loss equal to the difference between the amount of cash received and the basis in his or her fractional share interest as set forth above. Except as described above, this gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares is greater than one year. The deductibility of capital losses is subject to limitations.

Tax Consequences if the Mergers Do Not Qualify as a Reorganization

If the Mergers do not qualify as a reorganization, U.S. stockholders will be treated as having sold their FCRD Common Stock in a taxable sale and will generally recognize gain or loss equal to the difference between the fair market value of the CCAP Common Stock and cash received (including such holder’s share of the Parent Cash Consideration and possibly, as discussed above, the CCAP Advisor Cash Consideration) and the basis in his or her FCRD Common Stock. This gain or loss will generally be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares of FCRD Common Stock is greater than one year. The deductibility of capital losses is subject to limitations. The aggregate tax basis of an FCRD Stockholder in the CCAP Common Stock received in the Mergers will equal its fair market value at the Effective Time, and the holding period for the CCAP Common Stock will begin the day after the Effective Time.

Medicare Tax on Certain Investment Income

Certain non-corporate U.S. stockholders whose income exceeds certain thresholds may also be subject to a 3.8% tax on their “net investment income” (or, in the case of an estate or trust, their undistributed “net investment income”) up to the amount of such excess. Gain recognized in the Mergers will generally be includable in a U.S. stockholder’s net investment income for purposes of this tax. Non-corporate U.S. stockholders are urged to consult their tax advisors regarding the possible effect of this tax.

Information Reporting and Backup Withholding

U.S. stockholders may be subject to information reporting and backup withholding on any cash payments they receive in the Mergers, including cash in lieu of fractional shares of CCAP Common Stock. Payments will not be subject to backup withholding if the U.S. stockholder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides CCAP, the Exchange Agent or other applicable withholding agent, as appropriate, with a properly completed IRS Form W-9 (or its successor form) certifying that such U.S. stockholder is a U.S. person, the taxpayer identification number provided is correct and such U.S. stockholder is not subject to backup withholding. The taxpayer identification number of an individual is his or her social security number. Any amounts withheld under the backup withholding rules are not an additional tax and will generally be allowed as a refund or a credit against a U.S. stockholder’s U.S. federal income tax liability, provided that the U.S. stockholder timely furnishes the required information to the IRS.

Reporting Requirements

A U.S. stockholder who receives CCAP Common Stock pursuant to the Mergers will generally be required to retain records pertaining to the Mergers. A U.S. stockholder who is a “significant holder” that receives CCAP Common Stock pursuant to the Mergers will generally be required to file a statement with the holder’s U.S. federal income tax return setting forth certain information, including such holder’s basis in and the fair market value of such holder’s FCRD Common Stock surrendered in the Mergers. U.S. stockholders are urged to consult their tax advisors regarding the application of these reporting requirements.

Non-U.S. Stockholders

Subject to the discussion herein, for U.S. federal income tax purposes, any gain recognized by a non-U.S. stockholder upon the exchange of FCRD Common Stock for the Merger Consideration, including cash instead of a fractional share of CCAP Common Stock, pursuant to the Mergers (which gain will generally be determined in the manner described above with respect to U.S. stockholders) generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a U.S. trade or business of such non-U.S. stockholder (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such gain is attributable), in which case the non-U.S. stockholder generally will be subject to tax on such gain in the same manner as a U.S. stockholder and, if the non-U.S. stockholder is a foreign corporation, such corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty); or

•

the non-U.S. stockholder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Mergers and certain other requirements are met, in which case the non-U.S. stockholder generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on the gain, which may be offset by U.S. source capital losses of the non-U.S. stockholder, if any, provided the non-U.S. stockholder has timely filed U.S. federal income tax returns with respect to such losses.

It is possible that all or part of the gain that a non-U.S. stockholder recognizes in the Mergers (other than any gain attributable to the receipt of cash in lieu of a fractional share of CCAP Common Stock) could be treated as dividend income rather than capital gain. See “—Potential Treatment of Cash as a Dividend” above. If any gain that a non-U.S. stockholder recognizes in the Mergers is treated as a dividend, then such gain may be subject to 30% withholding unless (i) the non-U.S. stockholder is eligible for a reduced tax treaty rate with respect to dividend income or (ii) the gain is effectively connected with a U.S. trade or business of such non-U.S. stockholder (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such gain is attributable), in which case no such withholding will be required and the non-U.S. stockholder generally will be subject to tax on such gain in the same manner as a U.S. stockholder (and, if the non-U.S. stockholder is a foreign corporation, the branch profits tax described above may also apply). In general, a non-U.S. stockholder must furnish an IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI (as applicable) in order to prove its eligibility for any of the foregoing exemptions or reduced rates.

As discussed above under the heading “—U.S. Stockholders,” the tax treatment of the receipt of the CCAP Advisor Cash Consideration is not entirely clear. Given this uncertainty, except as provided below with respect to effectively connected income, CCAP Advisor or the Exchange Agent, or any other applicable withholding agent, may withhold U.S. income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty, provided the non-U.S. stockholder furnishes the applicable forms or documents certifying qualification for the lower treaty rate) from the portion of the CCAP Advisor Cash Consideration payable to a non-U.S. stockholder. A non-U.S. stockholder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. stockholders are urged to consult their tax advisors regarding the U.S. federal income tax consequences of receiving their shares of the CCAP Advisor Cash Consideration.

If a non-U.S. stockholder’s share of the CCAP Advisor Cash Consideration that is received is effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the non-U.S. stockholder maintains a permanent establishment in the United States to which such amount is attributable), the non-U.S. stockholder will be exempt from the U.S. federal withholding tax described immediately above. To claim the exemption, the non-U.S. stockholder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that its share of the CCAP Advisor Cash Consideration is effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States. Any such effectively connected income will be subject to U.S. federal income tax on a net income basis at the regular U.S. rates. A non-U.S. stockholder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected income, as adjusted for certain items. Non-U.S. stockholders are urged to consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

A non-U.S. stockholder may be subject to information reporting and, in certain circumstances, backup withholding with respect to any cash payments received by such holder pursuant to the Mergers, including cash in lieu of fractional shares of CCAP Common Stock. Payments will not be subject to backup withholding if (i) the non-U.S. stockholder certifies under penalties of perjury that it is not a United States person as defined under the Code (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or (ii) such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Limitations on Utilization of Loss Carryforwards and Unrealized Losses

In general, if FCRD Stockholders before the Mergers hold less than 50% of the outstanding shares of CCAP immediately following the Mergers, it is expected that limitations under the Code will apply to any capital loss carryforwards of FCRD and, if FCRD has a “net unrealized built-in loss” (as defined under Section 382 of the Code) at the time of the Mergers, any unrealized losses of FCRD.

In this regard, the Mergers are expected to result in potential limitations (i) on the ability of CCAP to use FCRD’s capital loss carryforwards, if any, and, if FCRD has a “net unrealized built-in loss” at the time of the Mergers, to recognize any capital losses on the disposition of assets acquired from FCRD to the extent the losses are realized within five years following the Mergers and are attributable to unrealized capital losses inherent in the tax basis of such assets at the time of the Mergers, and (ii) on the ability of FCRD’s taxable subsidiaries to use their net operating loss carryforwards. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards, disallowed capital losses and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of FCRD’s (or FCRD’s taxable subsidiaries, as the case may be) equity immediately prior to the Mergers and the “long-term tax-exempt rate,” as published monthly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers.

If FCRD has a “net unrealized built-in gain” (as defined under Section 382 of the Code) at the time of the Mergers, CCAP will be prohibited from using (i) its own capital loss carryforwards, if any, and (ii) if CCAP has a “net unrealized built-in loss” at the time of the Mergers (as defined under Section 382 of the Code), its own built-in losses (once realized), against the unrealized gains in FCRD’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers. The ability of CCAP to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if CCAP is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both CCAP Stockholders and FCRD Stockholders following the Mergers. Therefore, a CCAP Stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

If CCAP has a “net unrealized built-in gain” at the time of the Mergers, CCAP will also be prohibited from using (i) FCRD’s capital loss carryforwards, if any, and (ii) if FCRD has a “net unrealized built-in loss” at the time of the Mergers, FCRD’s unrealized losses (once realized), against the unrealized gains in CCAP’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers. The ability of CCAP to use FCRD’s losses (including unrealized losses) in the future depends upon a variety of factors that cannot be known in advance. Even if CCAP is able to utilize capital loss carryforwards or unrealized losses of FCRD, the tax benefit resulting from those losses will be shared by both CCAP Stockholders and FCRD Stockholders following the Mergers. Therefore, a FCRD Stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of CCAP’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by FCRD’s capital loss carryforwards (as otherwise limited under the Code, as described above).

FCRD’s Pre-Merger Income and Gains and the Tax Dividend

FCRD’s taxable year will end on the day the Mergers become effective. Under applicable U.S. tax rules, FCRD will be required to declare to its stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, in order to maintain FCRD’s treatment as a RIC with respect to its taxable year ending on the date of the Mergers and to avoid being subject to any corporate-level U.S. federal income tax on its taxable income for such taxable year (the “Tax Dividend”). It is expected that the Tax Dividend will equal or exceed all of FCRD’s previously undistributed net investment income and net realized capital gains and that as a result FCRD will not be subject to corporate-level U.S. federal income tax with respect to its final taxable year ending on the date on which the Mergers are effective.

The Tax Dividend should be treated as a distribution with respect to the FCRD Common Stock. Accordingly, if you are a U.S. stockholder, the Tax Dividend generally will (subject to the last sentence in this paragraph) be taxable to you as ordinary income or capital gains depending on the type and amount of FCRD’s income to which the Tax Dividend is attributable. Distributions of FCRD’s investment company taxable income (which is, generally, FCRD’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to the extent of FCRD’s current or accumulated earnings and profits. To the extent any portion of the Tax Dividend is attributable to dividends from U.S. corporations and certain qualified foreign corporations, that portion may be eligible for taxation at a preferential rate if you are taxed at individual rates. In this regard, it is anticipated that the Tax Dividend will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rate. Distributions of FCRD’s net capital gains (which are generally FCRD’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by FCRD as “capital gain dividends” will be taxable to you as long-term capital gains regardless of the length of time that you have owned your FCRD Common Stock. Distributions in excess of FCRD’s current and accumulated earnings and profits first will reduce your adjusted tax basis in your FCRD Common Stock and, after the adjusted basis is reduced to zero, will constitute capital gains to you.

If you are a non-U.S. stockholder, the Tax Dividend generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate if you are eligible for a reduced rate under an applicable income tax treaty) to the extent attributable to a distribution of FCRD’s “investment company taxable income” out of current or accumulated earnings and profits, unless the distributions are properly designated as (1) paid by FCRD in respect of FCRD’s “qualified net interest income” (generally, FCRD’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which you or FCRD is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (2) paid by FCRD in connection with FCRD’s “qualified short-term gain” (generally, the excess of FCRD’s net short-term capital gains for the taxable year over FCRD’s net long-term capital losses for such taxable year). If any portion of the Tax Dividend is attributable to FCRD’s net capital gains or is in excess of FCRD’s current and accumulated earnings and profits, that portion of the Tax Dividend generally will not be subject to U.S. federal income or withholding tax. However, if the Tax Dividend is effectively connected with your conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, you maintain a permanent establishment in the United States to which the Tax Dividend is attributable), you will not be subject to U.S. federal withholding tax provided you satisfy any applicable certification and disclosure requirements, but you generally will be subject to tax on the Tax Dividend in the same manner as a U.S. stockholder, as described in the preceding paragraph. In addition, a non-U.S. stockholder that is a corporation may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on any such effectively connected income, as adjusted for certain items. If you are an individual that has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied, any portion of the Tax Dividend that is attributable to FCRD’s net capital gains generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which portion may be offset by U.S. source capital losses, if any, provided you have timely filed U.S. federal income tax returns with respect to such losses.

Moreover, if CCAP has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Mergers and you acquire shares of CCAP Common Stock in the Mergers, a portion of your subsequent distributions from CCAP may, in effect, be a taxable return of part of your investment. Similarly, if you acquire CCAP Common Stock in the Mergers when CCAP holds appreciated securities, you may receive a taxable return of part of your investment if and when CCAP sells the appreciated securities and distributes the realized gain.

Additional Withholding Tax on Payments Made to Foreign Accounts

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury Regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends on FCRD Common Stock, certain other income from U.S. sources and (subject to proposed U.S. Treasury Regulations as discussed below) the gross proceeds from a sale of FCRD Common Stock, which may include a share of the CCAP Advisor Cash Consideration and the Tax Dividend, paid to (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity (whether such entity is the beneficial owner or acting as an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

Currently effective, proposed U.S. Treasury Regulations have been issued that, when finalized, will provide for the repeal of the 30% withholding tax that would have potentially applied to all payments of gross proceeds from the sale, exchange or disposition occurring on or after January 1, 2019 of stock, bonds, or other property that could give rise to dividends or interest from sources within the United States (such as FCRD Common Stock). In the preamble to the proposed U.S. Treasury Regulations, the government provided that taxpayers may rely upon this repeal until the issuance of final U.S. Treasury Regulations.

FCRD Stockholders are urged to consult their tax advisors regarding the potential application of withholding under this legislation and guidance to the CCAP Advisor Cash Consideration and the Tax Dividend. Neither FCRD nor CCAP will pay any additional amounts in respect of any amounts withheld.

U.S. Federal Income Taxation of an Investment in CCAP Common Stock

Election to be Taxed as a RIC

As a BDC, CCAP has elected to be treated, and intends to operate in a manner so as to continuously qualify annually as, a RIC under the Code. As a RIC, CCAP generally will not pay corporate-level income taxes on its net investment income and net capital gains CCAP distributes to its stockholders as dividends on a timely basis. Instead, dividends that CCAP distributes (or is deemed to timely distribute) generally will be taxable to stockholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to stockholders. CCAP will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To qualify as a RIC, CCAP must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, CCAP must distribute to its stockholders, for each taxable year, generally an amount equal to at least 90% of CCAP’s “investment company taxable income,” as defined by the Code but determined without regard to the deduction for dividends paid (the “Annual Distribution Requirement”).

Taxation as a RIC

If CCAP:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement;

then CCAP will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) CCAP distributes (or is deemed to distribute) to stockholders. CCAP will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to CCAP’s stockholders.

CCAP will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless CCAP distributes in a timely manner an amount at least equal to the sum of (1) 98% of CCAP’s ordinary income for each calendar year, (2) 98.2% of CCAP’s capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in the prior year (collectively, the “Excise Tax Requirement”). CCAP has paid in the past, and can be expected to pay in the future, such excise tax on a portion of its income.

Moreover, CCAP’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of CCAP’s portfolio and (2) other requirements relating to CCAP’s status as a RIC, including the Diversification Tests (as defined below). If CCAP disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, CCAP may make such dispositions at times that, from an investment standpoint, are not advantageous.

To qualify as a RIC for U.S. federal income tax purposes, CCAP generally must, among other things:

•	qualify to be treated as a BDC at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or foreign currencies, or (b) net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP” (collectively, the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of that issuer; and

•

no more than 25% of the value of its assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable tax rules, by CCAP and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

CCAP may be required to recognize taxable income for U.S. federal income tax purposes in circumstances in which it does not receive a corresponding payment in cash, such as income from hedging or foreign currency transactions. For example, if CCAP holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with “payment-in-kind” or “PIK” interest or, in certain cases, that have increasing interest rates or that are issued with warrants), CCAP must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year. Because any original issue discount or other amounts accrued will be included in CCAP’s investment company taxable income for the year of accrual, CCAP may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Requirement, even though CCAP will not have received any corresponding cash amount. To enable CCAP to make distributions to stockholders that will be sufficient to satisfy the Annual Distribution Requirement and the Excise Tax Requirement CCAP may need to liquidate or sell some of its assets at times or at prices that are not advantageous, raise additional equity or debt capital, take out loans, forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business). If CCAP borrows money, it may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if CCAP is authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, CCAP generally is not permitted to make distributions to its stockholders while CCAP’s debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on CCAP’s payment of dividends may prevent CCAP from meeting the Annual Distribution Requirement, and may, therefore, jeopardize CCAP’s qualification for taxation as a RIC, or subject CCAP to the 4% excise tax on undistributed income.

Furthermore, a portfolio company in which CCAP invests may face financial difficulty that requires CCAP to work-out, modify or otherwise restructure CCAP’s investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause CCAP to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Requirement, or result in unusable capital losses and future non-cash income. Any such restructuring could also result in CCAP receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test.

In addition, certain of CCAP’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, (f) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (g) cause CCAP to recognize income or gain without receipt of a corresponding cash payment, and (h) produce income that will not be qualifying income for purposes of the 90% Income Test. CCAP will monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that CCAP will be eligible for any such tax elections or that any elections CCAP makes will fully mitigate the effects of these provisions.

CCAP may acquire debt instruments with “market discount.” In general, CCAP will be treated as having acquired a debt instrument with market discount if it is acquired in the secondary market and its stated redemption price at maturity (or, in the case of a debt instrument issued with original issue discount, its revised issue price) exceeds CCAP’s initial tax basis in the debt instrument by more than a statutory de minimis amount. If CCAP acquires a debt instrument with market discount, CCAP will be required to treat any gain recognized on the disposition of such debt instrument as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless CCAP elects or has elected to include market discount in income as it accrues.

Gain or loss recognized by CCAP from warrants acquired by CCAP as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long CCAP held a particular warrant.

CCAP’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, CCAP’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by CCAP.

If CCAP purchases shares in a “passive foreign investment company” (a “PFIC”), CCAP may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by CCAP to its stockholders. Additional charges in the nature of interest may be imposed on CCAP in respect of deferred taxes arising from such distributions or gains. If CCAP invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, CCAP will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to CCAP. Alternatively, CCAP may elect to mark-to-market at the end of each taxable year CCAP’s shares in such PFIC; in this case, CCAP will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. CCAP’s ability to make a QEF election may depend on factors beyond its control, and under either election, CCAP may be required to recognize in any year income in excess of CCAP’s distributions from PFICs and CCAP’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether CCAP satisfies the Excise Tax Requirement.

CCAP’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time CCAP accrues income, expenses or other liabilities denominated in a foreign currency and the time CCAP actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

If CCAP borrows money, it may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if CCAP is authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, CCAP generally is not permitted to make distributions to its stockholders while CCAP’s debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on CCAP’s payment of dividends may prevent CCAP from meeting the Annual Distribution Requirement, and may, therefore, jeopardize CCAP’s qualification for taxation as a RIC, or subject CCAP to the 4% excise tax on undistributed income.

Some of the income and fees that CCAP recognizes, such as management fees, may not be qualifying income for purposes of the 90% Income Test. In order to ensure that such income and fees do not disqualify CCAP as a RIC for a failure to satisfy the 90% Income Test, CCAP may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While CCAP expects that recognizing such income through such corporations will assist CCAP in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and CCAP were otherwise unable to mitigate this effect, it could result in CCAP’s disqualification as a RIC. If, as CCAP expects, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

If CCAP fails to satisfy the 90% Income Test or the Diversification Tests in any taxable year, CCAP may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where CCAP corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of CCAP’s income would be subject to corporate-level income tax as described below. CCAP cannot provide assurance that it would qualify for any such relief should CCAP fail the 90% Income Test or the Diversification Tests.

CCAP is limited in its ability to deduct expenses in excess of its investment company taxable income. If CCAP’s expenses in a given year exceed its investment company taxable income, CCAP will have a net operating loss for that year. However, CCAP is not permitted to carry forward its net operating losses to subsequent years, so these net operating losses generally will not pass through to CCAP stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, CCAP may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely.

If CCAP fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, and is not eligible for relief as described above, CCAP will be subject to tax in that year on all of its taxable income, regardless of whether CCAP makes any distributions to its stockholders. In that case, all of

CCAP’s income will be subject to corporate-level income tax, reducing the amount available to be distributed to its stockholders. In contrast, assuming CCAP qualifies as a RIC, CCAP’s U.S. federal corporate-level income tax should be substantially reduced or eliminated. See “—Election to Be Taxed as a RIC” above.

Taxation of U.S. Stockholders

Whether an investment in the shares of CCAP Common Stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of CCAP Common Stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of CCAP Common Stock by taxable U.S. stockholders and not by U.S. stockholders that generally are exempt from U.S. federal income taxation. U.S. stockholders are urged to consult their tax advisors before investing in shares of CCAP Common Stock.

Distributions on CCAP Common Stock

Distributions by CCAP generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of CCAP’s investment company taxable income (which is, generally, CCAP’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of CCAP’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of CCAP Common Stock. However, to the extent such distributions CCAP pays to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, and certain holding period requirements are met, such distributions generally are taxable to such non-corporate U.S. stockholders at the preferential rates applicable to long-term capital gains (as discussed below). Distributions of CCAP’s net capital gain (which generally is the excess of CCAP’s net long-term capital gain over its net short-term capital loss) properly reported by CCAP as “capital gain dividends” will be taxable to U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates in the case of individuals, trusts or estates). This is true regardless of U.S. stockholders’ holding periods for their common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of CCAP’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

A portion of CCAP’s ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that CCAP has received dividends from certain U.S. corporations during the taxable year, but only to the extent such ordinary income dividends are treated as paid out of CCAP’s current or accumulated earnings and profits. CCAP expects only a small portion, if any, of its dividends to qualify for this deduction. Corporate U.S. stockholders are urged to consult their tax advisors in determining the application of these rules in their particular circumstances.

In general, “qualified dividend income” realized by non-corporate U.S. stockholders is taxable at the same rate as net long-term capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. As long as certain requirements are met, CCAP’s dividends paid to non-corporate U.S. stockholders attributable to qualified dividend income may be treated by such U.S. stockholders as qualified dividend income, but only to the extent such ordinary income dividends are treated as paid out of CCAP’s current or accumulated earnings and profits. CCAP expects only a small portion, if any, of its dividends to qualify as qualified dividend income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional CCAP Common Stock pursuant to CCAP’s dividend reinvestment plan. U.S. stockholders receiving distributions in the form of additional CCAP Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless CCAP issues additional shares of CCAP Common Stock with a fair market value equal to or greater than net asset value, in which case such holders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares of CCAP Common Stock received by a U.S. stockholder pursuant to CCAP’s dividend reinvestment plan will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although CCAP currently intends to distribute any of its net capital gain for each taxable year on a timely basis, CCAP may in the future decide to retain some or all of its net capital gain, and may designate the retained amount as a “deemed distribution.” In that case, among other consequences, CCAP will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid thereon by CCAP. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis for such stockholder’s CCAP Common Stock.

A U.S. stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes CCAP paid. In order to utilize the deemed distribution approach, CCAP must provide a written statement to its stockholders reporting the deemed distribution after the close of the relevant taxable year. CCAP cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, CCAP may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If CCAP makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by CCAP in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by CCAP’s U.S. stockholders on December 31 of the year in which the dividend was declared.

CCAP has the ability to declare a large portion of a dividend in shares of CCAP Common Stock. Under current IRS guidance, CCAP may distribute dividends that are payable in cash or common stock at the election of each stockholder, and if the aggregate amount of cash available to be distributed to all stockholders is at least 20% of the aggregate declared distribution and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. stockholders will be taxed on the full amount of the dividend (including the fair market value of any portion of the dividend that is received in shares of CCAP Common Stock) on the date the dividend is received in the same manner as a dividend that is paid entirely in cash, which may result in U.S. stockholders having to pay tax on such dividends in excess of the cash that is received.

If investors purchase shares of CCAP Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investors will be subject to tax on the distribution even though it represents a return of their investment. CCAP has built-up or has the potential to build up large amounts of unrealized gain which, when realized and distributed, could have the effect of a taxable return of capital to stockholders.

Distributions out of CCAP’s current and accumulated earnings and profits will not be eligible for the 20% pass-through deduction under Section 199A of the Code.

Sales or Other Dispositions of CCAP Common Stock

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder’s shares of CCAP Common Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the stock sold or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held such stockholder’s shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of CCAP Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of CCAP Common Stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in CCAP Common Stock). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Information Reporting and Backup Withholding

CCAP will send to each of its U.S. stockholders, after the end of each calendar year, a notice providing, on a per share basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

CCAP may be required to withhold U.S. federal income tax (as “backup withholding”) from distributions to any U.S. stockholder (1) who fails to furnish CCAP with a correct taxpayer identification number and a certification that such stockholder is not subject to backup withholding or (2) with respect to whom the IRS notifies CCAP that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect, unless in each case the U.S. stockholder is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Medicare Tax on Net Investment Income

Non-corporate U.S. stockholders generally are subject to a 3.8% Medicare surtax on their “net investment income” (or, in the case of an estate or trust, their undistributed “net investment income”), the calculation of which includes interest income and original issue discount, any taxable gain from the disposition of CCAP Common Stock and any distributions on CCAP Common Stock (including the amount of any deemed distribution) to the extent such distribution is treated as a dividend or as capital gain (as described above under “—Distributions on CCAP Common Stock”). Non-corporate U.S. stockholders are urged to consult their tax advisors on the effect of acquiring, holding and disposing of CCAP Common Stock on the computation of “net investment income” in their individual circumstances.

Reportable Transactions

Under U.S. Treasury Regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in shares of CCAP Common Stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of CCAP Common Stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders are urged to consult their tax advisors before investing in CCAP Common Stock.

Distributions on CCAP Common Stock; Sales or Other Dispositions of CCAP Common Stock

Distributions of CCAP’s investment company taxable income to non-U.S. stockholders will generally be subject to U.S. withholding tax of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from CCAP’s current or accumulated earnings and profits, unless an exception applies.

If a non-U.S. stockholder receives distributions of investment company taxable income and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States), such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, payors will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of CCAP’s net capital gain (which generally is the excess of CCAP’s net long-term capital gain over its net short-term capital loss) to a non-U.S. stockholder, and any gains recognized by a non-U.S. stockholder upon the sale or other disposition of CCAP Common Stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States), in which case such distributions or gains generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied, in which case the distributions or gains, as the case may be, generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), although the distributions or gains may be offset by U.S. source capital losses, if any, of the non-U.S. stockholder provided such holder has timely filed U.S. federal income tax returns with respect to such losses.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale or other disposition of CCAP Common Stock, that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a rate of 30% (unless lowered or eliminated by an applicable income tax treaty).

In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are properly designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. For this purpose, dividends paid by CCAP generally will only qualify as interest-related dividends if they are paid by CCAP in respect of CCAP’s “qualified net interest income” (generally, CCAP’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the non-U.S. stockholder or CCAP is at least a 10% stockholder, reduced by expenses that are allocable to such income). No assurance can be given that CCAP will distribute any interest-related or short-term capital gain dividends.

If CCAP distributes its net capital gain in the form of deemed rather than actual distributions (which CCAP may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax CCAP pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

CCAP has the ability to declare a large portion of a dividend in shares of CCAP Common Stock. Under current IRS guidance, CCAP may distribute dividends that are payable in cash or common stock at the election of each stockholder, and if the aggregate amount of cash available to be distributed to all stockholders is at least 20% of the aggregate declared distribution and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, non-U.S. stockholders will be taxed on the full amount of the dividend (including the fair market value of any portion of the dividend that is received in shares of CCAP Common Stock) on the date the dividend is received in the same manner as a dividend that is paid entirely in cash (including the application of withholding tax rules described above). In such a circumstance, CCAP may be required to withhold all or substantially all of the cash CCAP would otherwise distribute to a non-U.S. stockholder.

A non-U.S. stockholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides the applicable withholding agent with an IRS Form W- 8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

Withholding and Information Reporting on Foreign Financial Accounts

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury Regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends on CCAP Common Stock and (subject to proposed U.S. Treasury Regulations as discussed below) 30% of the gross proceeds from a sale of CCAP Common Stock paid to (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

Currently effective, proposed U.S. Treasury Regulations have been issued that, when finalized, will provide for the repeal of the 30% withholding tax that would have potentially applied to all payments of gross proceeds from the sale, exchange or disposition occurring on or after January 1, 2019 of stock, bonds, or other property that could give rise to dividends or interest from sources within the United States (such as CCAP Common Stock). In the preamble to the proposed U.S. Treasury Regulations, the government provided that taxpayers may rely upon this repeal until the issuance of final U.S. Treasury Regulations.

U.S. and non-U.S. stockholders are urged to consult with their tax advisors regarding the particular consequences to them of this legislation and guidance. CCAP will not pay any additional amounts in respect of any amounts withheld.

Failure to Qualify as a RIC

If CCAP were unable to qualify for treatment as a RIC, and relief were not available as discussed above, CCAP would be subject to tax on all of its taxable income at regular corporate rates. CCAP would not be able to deduct distributions to stockholders and would not be required to make distributions for tax purposes. Distributions generally would be taxable to CCAP’s stockholders as ordinary dividend income to the extent of CCAP’s current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction and non-corporate U.S. stockholders would be able to treat such dividends as “qualified dividend income.” Distributions in excess of CCAP’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If CCAP were to fail to meet the RIC requirements for more than two consecutive years and then sought to requalify as a RIC, CCAP would be subject to tax on any unrealized net built-in gains in the assets held by CCAP at the beginning of the taxable year in which it requalifies as a RIC that are recognized within the subsequent five years, unless CCAP makes a special election to pay corporate-level tax on such built-in gains at the time of its requalification as a RIC.

Possible Legislative or Other Actions Affecting Tax Considerations

Investors should recognize that the present U.S. federal income tax treatment of an investment in shares of CCAP Common Stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in CCAP.

CAPITALIZATION

The following table sets forth (1) CCAP’s and FCRD’s actual capitalization as of September 30, 2022 and (2) CCAP’s pro forma capitalization as of September 30, 2022 giving effect to the Mergers as if they had been completed on such date. You should read this table together with CCAP’s and FCRD’s financial statements and the related notes thereto, each incorporated by reference herein.

The financial data is not intended to provide any indication of what the combined company’s actual financial position or results of operations would have been had the Mergers been completed on the date indicated or to project results of operations for any future date.

	As of September 30, 2022
	Actual Crescent Capital BDC	Actual FCRD	Pro Forma Adjustments		Pro Forma CCAP Combined
	(unaudited, dollar amounts in thousands)
Cash and cash equivalents	$12,742	$5,726	$(12,500)	(1)	$5,968
Restricted cash and cash equivalents	$9,411	—	—		$9,411
Debt
Total Debt (net of deferred financing costs)	$691,963	$222,300	$17,371	(2)	$931,634
Net Assets
CCAP preferred stock, par value $0.001 per share, 10,000 shares authorized, zero shares issued and outstanding, actual and pro forma	—	—	—		—
CCAP Common Stock, par value $0.001 per share, 200,000,000 shares authorized, 30,887,360 shares issued and outstanding, actual, and 37,061,743 shares issued and outstanding, pro forma; FCRD Common Stock, par value $0.001 per share, 100,000,000 shares authorized, 29,922,028 shares issued and outstanding, actual	31	30	(24	) (3)	37
Paid-in capital in excess of par value	$666,162	$417,547	$(285,023	) (4)	$798,686
Accumulated earnings (loss)	$(43,591)	$(263,658)	$263,658		$(43,591)
Total net assets	$622,602	$153,919	$(21,389)		$755,132
Total capitalization	$1,314,565	$376,219	$(4,018)		$1,686,766

(1)	Adjustment reflects payment of the estimated transaction costs of $6,500 and $4,500 by CCAP and FCRD, respectively, and $1,500 in upfront costs related to an upsize of an exisiting credit facility.
(2)	Adjustment of $17,371 relates to the cash consideration from CCAP which is expected to be funded through borrowings on CCAP’s revolving credit facility.
(3)	Represents the shares of CCAP Common Stock to be issued in connection with the Mergers.
(4)

Pro forma adjustments to equity include elimination of historical retained earnings of FCRD and transaction related costs and expenses of approximately $11,000 and certain other contractual adjustments agreed upon by CCAP and FCRD.

PROPOSAL 1: THE MERGER PROPOSAL

FCRD is asking FCRD Stockholders to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Mergers. Subject to the terms and conditions of the Merger Agreement, FCRD Stockholders will have an opportunity, subject to certain limitations, to elect to receive either cash or shares of CCAP Common Stock upon completion of the Mergers in consideration for their shares of FCRD Common Stock, as described in the sections titled “Description of the Merger Agreement—Merger Consideration” and “Description of the Merger Agreement—Allocation of Merger Consideration and Illustrative Elections and Calculations.”

Approval of the Merger Proposal is required for the completion of the Mergers. In the event the Merger Proposal is approved by FCRD Stockholders, but the Merger Agreement is terminated prior to the closing of the Mergers, the Mergers will not be completed.

BASED ON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, THE FCRD BOARD RECOMMENDS THAT FCRD STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL.

FCRD Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. The affirmative vote of the holders of a majority of the outstanding shares of FCRD Common Stock entitled to vote at the Special Meeting is required to approve the Merger Proposal. Abstentions will have the effect of a vote “against” this proposal. In addition, the failure to vote will have the same effect as votes “against” the Merger Proposal. Properly executed and returned proxies will be voted “FOR” the approval of the Merger Proposal unless the relevant FCRD Stockholder designates otherwise.

Appraisal Rights

FCRD Stockholders and “beneficial owners” (as defined in Section 262 of the DGCL) will be entitled to exercise appraisal rights with respect to their shares in the First Merger in accordance with Section 262 of the DGCL if among other requirements, a written demand for appraisal is delivered by such FCRD Stockholder or beneficial owner in advance of the vote on the Merger Proposal at the Special Meeting and such shares are not voted in favor of the Merger Proposal. Voting your shares in favor of the Merger Proposal will cause you to lose any appraisal rights with respect to your shares in the First Merger. For more information, see “Appraisal Rights of FCRD Stockholders and Beneficial Owners” and “Description of the Merger Agreement—Appraisal Rights.”

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

FCRD is asking FCRD Stockholders to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal.

BASED ON THE UNANIMOUS RECOMMENDATION OF THE SPECIAL COMMITTEE, THE FCRD BOARD RECOMMENDS THAT, IF NECESSARY OR APPROPRIATE, FCRD STOCKHOLDERS VOTE “FOR” THE FCRD ADJOURNMENT PROPOSAL.

FCRD Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the FCRD Adjournment Proposal. The affirmative vote of the holders of a majority of the shares of FCRD Common Stock present in person or represented by proxy and entitled to vote on the FCRD Adjournment Proposal at the Special Meeting, whether or not a quorum is present, is required to approve the FCRD Adjournment Proposal. Abstentions will have the same effect as a vote “against” approval of the FCRD Adjournment Proposal. The failure of beneficial owners owning shares through a broker, bank, trustee or other nominee to provide voting instructions with respect to such shares will have no effect on the outcome of the FCRD Adjournment Proposal.

MARKET PRICE INFORMATION

CCAP

CCAP Common Stock is traded on Nasdaq under the symbol “CCAP.” Prior to the listing of CCAP Common Stock on Nasdaq on February 3, 2020, CCAP Common Stock was offered and sold in transactions exempt from registration under the Securities Act pursuant to Section 4(a)(2) of Securities Act and Regulation D, as well as under Regulation S under the Securities Act.

The following table sets forth, for each fiscal quarter since the listing of the CCAP Common Stock on Nasdaq, the range of high and low closing sales prices of the CCAP Common Stock as reported on Nasdaq, the premium (discount) of sales price to CCAP’s net asset value, or NAV, and the distributions declared by CCAP for each fiscal quarter.

			Price Range
	Net Asset Value(1)		High	Low	High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)	Cash Dividend Per Share(3)
Period
Year ended December 31, 2020
First Quarter		$16.52	$17.10	$6.21	3.5%	(62.4)%	$0.41
Second Quarter		$18.12	$13.25	$8.68	(26.9)%	(52.1)%	$0.41
Third Quarter		$19.07	$13.81	$11.65	(27.6)%	(38.9)%	$0.41
Fourth Quarter		$19.88	$15.25	$12.40	(23.3)%	(37.6)%	$0.41
Year ended December 31, 2021
First Quarter		$20.24	$18.17	$14.72	(10.2)%	(27.3)%	$0.41
Second Quarter		$20.98	$19.95	$17.05	(4.9)%	(18.7)%	$0.41
Third Quarter		$21.16	$19.33	$18.40	(8.6)%	(13.0)%	$0.41
Fourth Quarter		$21.12	$20.90	$17.60	(1.0)%	(16.7)%	$0.61	(4)
Year ended December 31, 2022
First Quarter		$21.18	$18.47	$17.16	(12.7)%	(18.9)%	$0.41
Second Quarter		$20.69	$18.05	$15.50	(12.7)%	(25.0)%	$0.41
Third Quarter		$20.16	$18.10	$15.02	(10.2)%	(25.5)%	$0.41
Fourth Quarter	$	*	$14.92	$12.77	*	*	$0.41
Year ending December 31, 2023
First Quarter (through January 18, 2023)	$	*	$14.45	$13.26	*	*	N/A

(1)

Net asset value per share is determined as of the last day in the relevant quarter and therefore does not reflect the net asset value per share disclosed to the market on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)	Represents the dividend or distribution declared in the relevant quarter.

(4)	Consists of a regular quarterly dividend of $0.41 per share and four special dividends of $0.05 per share (totaling $0.20 per share) all of which were declared on November 5, 2021.

*	Net asset value has not yet been calculated for this period.

The closing price of CCAP Common Stock on January 18, 2023 was $14.33, which represented a discount of approximately 28.9% to the NAV per share reported by CCAP as of September 30, 2022. As of January 13, 2023, CCAP had 33 stockholders of record. This does not include the number of stockholders that hold shares through banks or broker-dealers.

FCRD

FCRD Common Stock began trading on May 1, 2010 and is currently traded on Nasdaq under the symbol “FCRD.” The following table sets forth: (i) the NAV per share of FCRD Common Stock as of the applicable period end, (ii) the high and low closing sales prices of FCRD Common Stock as reported on Nasdaq during the applicable period, and (iii) the closing high and low sales prices as a premium (discount) to NAV during the appropriate period.

			Closing Sales Price		Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)
Period	NAV per share(1)		High	Low
Fiscal Year Ended December 31, 2020
First quarter		$5.22	$6.85	$1.56	31%	(70)%
Second quarter		$5.54	$3.36	$2.11	(39)%	(62)%
Third quarter		$6.25	$3.63	$2.39	(42)%	(62)%
Fourth quarter		$6.15	$3.99	$2.39	(35)%	(61)%
Fiscal Year Ended December 31, 2021
First quarter		$6.37	$4.04	$3.30	(37)%	(48)%
Second quarter		$6.52	$4.77	$4.02	(27)%	(38)%
Third quarter		$6.50	$4.74	$4.36	(27)%	(33)%
Fourth quarter		$6.34	$4.82	$4.38	(24)%	(31)%
Fiscal Year Ended December 31, 2022
First quarter		$6.12	$4.68	$4.28	(24)%	(30)%
Second quarter		$5.30	$4.45	$3.23	(16)%	(39)%
Third quarter		$5.14	$3.50	$2.86	(32)%	(44)%
Fourth quarter	$	*	$4.43	$2.93	*	*
Fiscal Year Ended December 31, 2023
First quarter (through January 18, 2023)	$	*	$4.54	$4.31	*	*

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated for each quarter as (i) NAV subtracted from the respective high or low closing share price divided by (ii) NAV.
*	NAV has not yet been finally determined for any day after September 30, 2022.

The last reported price for FCRD Common Stock on January 18, 2023 was $4.47 per share. As of January 13, 2023, FCRD had 8 stockholders of record. This does not include the number of stockholders that hold shares through banks or broker-dealers.

BUSINESS OF CCAP

The information contained under the caption “Part I, Item 1. Business” in CCAP’s Annual Report on Form  10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 23, 2022, is incorporated by reference herein.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF CCAP

The information contained under the caption “Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in CCAP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 23, 2022, and under the caption “Part I. Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in CCAP’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 9, 2022, is incorporated by reference herein.

SENIOR SECURITIES OF CCAP

(dollar amounts in thousands, except per unit data)

Information about CCAP’s senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following table as of the dates indicated in the table below. CCAP had no senior securities outstanding as of December 31 of any fiscal years prior to those indicated below.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
SPV Asset Facility
Fiscal 2022 (As of September 30, 2022)	$241,750	1,893	—	N/A
Fiscal 2021	249,500	2,014	—	N/A
Fiscal 2020	260,210	2,166	—	N/A
Fiscal 2019	220,687	2,250	—	N/A
Fiscal 2018	159,629	2,085	—	N/A
Fiscal 2017	86,629	2,135	—	N/A
Fiscal 2016	47,629	2,347	—	N/A
Fiscal 2015	—	—	—	N/A
Revolving Credit Facility (5)		—
Fiscal 2022 (As of September 30, 2022)	—	—	—	N/A
Fiscal 2021	—	—	—	N/A
Fiscal 2020	—	—	—	N/A
Fiscal 2019	—	—	—	N/A
Fiscal 2018	—	—	—	N/A
Fiscal 2017	—	—	—	N/A
Fiscal 2016	47,810	2,347	—	N/A
Fiscal 2015	54,810	2,415	—	N/A
Revolving Credit Facility II (6)
Fiscal 2022 (As of September 30, 2022)			—	N/A
Fiscal 2021	—	—		N/A
Fiscal 2020	—	—		N/A
Fiscal 2019	—	—	—	N/A
Fiscal 2018	78,310	2,085	—	N/A
Fiscal 2017	65,310	2,135	—	N/A
Fiscal 2016	—	—	—	N/A
Fiscal 2015	—	—	—	N/A
Ally Corporate Revolving Facility (7)
Fiscal 2022 (As of September 30, 2022)	—	—	—	N/A
Fiscal 2021	—	—	—	N/A
Fiscal 2020	149,904	2,166	—	N/A
Fiscal 2019	104,754	2,250	—	N/A
Fiscal 2018	—	—	—	N/A
Fiscal 2017	—	—	—	N/A
Fiscal 2016	—	—	—	N/A
Fiscal 2015	—	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
SMBC Corporate Revolving Facility
Fiscal 2022 (As of September 30, 2022)	265,213	1,893	—	N/A
Fiscal 2021	203,437	2,014	—	N/A
Fiscal 2020	—	—	—	N/A
Fiscal 2019	—	—	—	N/A
Fiscal 2018	—	—	—	N/A
Fiscal 2017	—	—	—	N/A
Fiscal 2016	—	—	—	N/A
Fiscal 2015	—	—	—	N/A
2023 Unsecured Notes
Fiscal 2022 (As of September 30, 2022)	50,000	1,893	—	N/A
Fiscal 2021	50,000	2,014	—	N/A
Fiscal 2020	50,000	2,166	—	N/A
Fiscal 2019	—	—	—	N/A
Fiscal 2018	—	—	—	N/A
Fiscal 2017	—	—	—	N/A
Fiscal 2016	—	—	—	N/A
Fiscal 2015	—	—	—	N/A
2026 Unsecured Notes
Fiscal 2022 (As of September 30, 2022)	135,000	1,893	—	N/A
Fiscal 2021	135,000	2,014	—	N/A
Fiscal 2020	—	—	—	N/A
Fiscal 2019	—	—	—	N/A
Fiscal 2018	—	—	—	N/A
Fiscal 2017	—	—	—	N/A
Fiscal 2016	—	—	—	N/A
Fiscal 2015	—	—	—	N/A
InterNotes® (8)
Fiscal 2022 (As of September 30, 2022)	—	—	—	N/A
Fiscal 2021	—	—	—	N/A
Fiscal 2020	16,418	2,166	—	N/A
Fiscal 2019	—	—	—	N/A
Fiscal 2018	—	—	—	N/A
Fiscal 2017	—	—	—	N/A
Fiscal 2016	—	—	—	N/A
Fiscal 2015	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as CCAP’s consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)	The amount to which such class of senior security would be entitled upon CCAP’s involuntary liquidation in preference to any security junior to it.
(4)	Not applicable as senior securities are not registered for public trading on a stock exchange.

(5)

CCAP’s $50 million revolving credit facility with Natixis, New York Branch, as administrative agent and certain of its affiliates as lenders, dated as of June 29, 2015, which has been paid down in full and was terminated on June 29, 2017.

(6)

CCAP’s $75 million revolving credit facility with Capital One, National Association, as Administrative Agent, Lead Arranger, Managing Agent and Committed Lender, dated as of June 29, 2017, which has been paid down in full and was terminated on August 20, 2019.

(7)

CCAP’s $200 million revolving credit facility with Ally Bank, as Administrative Agent and Arranger, dated as of August 20, 2019, which has been paid down in full and was terminated on October 27, 2021.

(8)	CCAP redeemed or paid down the remaining $16.4 million of InterNotes® during the first quarter of 2021.

PORTFOLIO COMPANIES OF CCAP

The following table describes each of the businesses included in CCAP’s portfolio and reflects data as of September 30, 2022. Percentages shown for class of investment securities held by CCAP represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security CCAP may own assuming CCAP exercises its warrants or options before dilution.

Footnotes indicate portfolio companies (a) where CCAP directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, is presumed to be “controlled” by CCAP under the Investment Company Act and (b) where CCAP directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where CCAP holds one or more seats on the portfolio company’s board of directors and, therefore, is deemed to be an “affiliated person” under the Investment Company Act. CCAP directly or indirectly owns less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. CCAP offers to make significant managerial assistance to certain of its portfolio companies. Where CCAP does not hold a seat on the portfolio company’s board of directors, CCAP may receive rights to observe such board meetings.

PORTFOLIO COMPANIES

As of September 30, 2022

(dollar amounts in thousands)

(Unaudited)

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
ABACUS Holdings I LLC 655 Third Avenue, 8th Floor New York, NY 10017	Software & Services	Unitranche First Lien Term Loan	S + 550 (100 Floor)	06/2028	6,800	$6,667	$6,683
		Unitranche First Lien Delayed Draw Term Loan		06/2028	—	$(27)	$(48)
		Unitranche First Lien Revolver	S + 550 (100 Floor)	06/2028	180	$157	$159

ACI Group Holdings, Inc. 629 Davis Drive, Suite 300 Morrisville, NC 27560	Health Care Equipment & Services	Unitranche First Lien Term Loan	L + 550 (75 Floor)	08/2028	6,940	$6,783	$6,905
		Common Stock			907,499	$909	$1,104	0.1%
		Preferred Stock			3,719	$3,645	$4,056	1.1%
		Unitranche First Lien Revolver		08/2027	—	$(12)	$(10)
		Unitranche First Lien Delayed Draw Term Loan	L + 550 (75 Floor)	08/2028	667	$645	$654

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Advanced Diabetes Supply 2544 Campbell Place Carlsbad, CA 92009	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	07/2025	3,484	$3,457	$3,478
		Senior Secured First Lien Term Loan	S + 525 (100 Floor)	12/2027	4,975	$4,900	$4,965
		Senior Secured First Lien Revolver	S + 525 (100 Floor)	12/2027	263	$257	$262

Affinitiv, Inc. 300 S. Wacker, Suite 900 Chicago, IL 60606	Software & Services	Unitranche First Lien Term Loan	S + 650 (100 Floor)	08/2024	6,215	$6,168	$6,160
		Unitranche First Lien Revolver		08/2024	—	$(4)	$(5)

Alera Group Inc. 3 Parkway North, Suite 500 Deerfield, IL 60015	Diversified Financials	Unitranche First Lien Term Loan	S + 600 (75 Floor)	09/2028	5,000	$4,901	$5,000
		Unitranche First Lien Delayed Draw Term Loan		09/2028	—	$(197)	$—

Allied Universal Holdings, LLC 161 Washington Street, Suite 600 Conshohocken, PA 19428	Commercial & Professional Services	Common Stock			2,805,726	$1,011	$3,312	0.0%
		Common Stock			684,903	$685	$809	0.0%

Ameda, Inc. 485 Half Day Rd. #320 Buffalo Grove, IL 60089	Health Care Equipment & Services	Senior Secured First Lien Term Loan	L + 700 (100 Floor)	10/2022	2,155	$2,150	$2,087
		Senior Secured First Lien Revolver	L + 700 (100 Floor)	10/2022	188	$187	$178

Ansira Partners, Inc. 2300 Locust Street St. Louis, MO 6310	Software & Services	Unitranche First Lien Term Loan		12/2024	7,838	$6,657	$4,250
		Unitranche First Lien Delayed Draw Term Loan		12/2024	1,095	$945	$594

Apps Associates LLC 200 Garrett Street, Suite M Charlottesville, VA 22902	Software & Services	Unitranche First Lien Term Loan	S + 500 (100 Floor)	07/2027	5,594	$5,501	$5,569
		Unitranche First Lien Revolver		07/2027	—	$(13)	$(4)
		Unitranche First Lien Delayed Draw Term Loan	S + 500 (100 Floor)	07/2027	896	$875	$888

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Arrow Management Acquisition, LLC 101 S. Tyron St., Suite 3400 Charlotte, NC 28280	Health Care Equipment & Services	Senior Secured First Lien Term Loan	L + 475 (100 Floor)	10/2027	4,913	$4,828	$4,716
		Senior Secured First Lien Delayed Draw Term Loan	L + 475 (100 Floor)	10/2027	2,197	$2,178	$2,120
		Senior Secured First Lien Revolver		10/2027	—	$(12)	$(28)

ASP MCS Acquisition Corp. (4) 350 Highland Drive, Suite 100 Lewisville, TX 75067	Commercial & Professional Services	Preferred Stock			230	$230	$230	2.3%
		Senior Secured Second Lien Term Loan	L + 600 (100 Floor)	10/2025	290	$274	$238
		Common Stock			11,792	$1,150	$442	1.3%
		Common Stock			891	$29	$33	1.3%

Auveco Holdings 100 Homan Drive Cold Springs, KY 41076	Automobiles & Components	Unitranche First Lien Term Loan	S + 575 (100 Floor)	05/2028	4,040	$3,963	$4,010
		Unitranche First Lien Delayed Draw Term Loan		05/2028	—	$(8)	$(6)
		Unitranche First Lien Revolver	S + 575 (100 Floor)	05/2028	150	$144	$145

Avalign Technologies, Inc. 2275 Half Day Road, Suite 126 Bannockburn, IL 60015	Health Care Equipment & Services	Senior Secured First Lien Term Loan	L + 450	12/2025	16,536	$16,465	$16,205

AX VI INV2 Holding AB (1)(4) Strandvägen 5, 114 51 Stockholm, Sweden	Retailing	Senior Secured First Lien Revolver		08/2029	—	$(10)	$(10)
		Unitranche First Lien Delayed Draw Term Loan		08/2029	—	$(41)	$(40)
		Unitranche First Lien Term Loan	E + 600	08/2029	€8,795	$8,596	$8,382
		Senior Secured Second Lien Term Loan	E + 1000	08/2030	1,830	$1,789	$1,744
		Common Stock			—	$1,086	$1,044	0.8%

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Banker’s Toolbox, Inc. 12331-B Riata Trace Parkway Building 4 Suite 200 Austin, TX 78727	Software & Services	Unitranche First Lien Term Loan	S + 525 (75 Floor)	07/2027	15,724	$15,463	$15,724
		Unitranche First Lien Revolver		07/2027	—	$(39)	$—
		Unitranche First Lien Delayed Draw Term Loan	L + 525 (75 Floor)	07/2027	1,941	$1,887	$1,941

Belay Inc. 885 Woodstock Rd., Ste. 430-365 Roswell, GA 30075	Software & Services	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	06/2026	4,888	$4,822	$4,888
		Senior Secured First Lien Revolver		06/2026	—	$(9)	$—

Benesys Inc. 700 Tower Drive, Suite 300 Troy, MI 48098	Software & Services	Senior Secured First Lien Term Loan	L + 475 (100 Floor)	10/2024	1,389	$1,381	$1,372
		Senior Secured First Lien Term Loan	L + 475 (100 Floor)	10/2024	295	$291	$291
		Senior Secured First Lien Revolver		10/2024	—	$(1)	$(2)

BioAgilytix 2300 Englert Drive Durham, NC 27713	Pharmaceuticals, Biotechnology & Life Sciences	Senior Secured First Lien Term Loan	L + 625 (75 Floor) (including 275 PIK)	12/2028	13,101	$12,840	$12,708
		Senior Secured First Lien Delayed Draw Term Loan	L + 625 (75 Floor) (including 275 PIK)	12/2028	678	$656	$602

BJ Services, LLC 11211 FM 2920 Rd. Tomball, TX 77375	Energy	Unitranche First Lien - Last Out Term Loan (2)	L + 968.612 (100 Floor)	01/2023	5,090	$2,866	$2,085

C-4 Analytics, LLC 999 Broadway, Suite 500 Saugus, MA 01906	Software & Services	Senior Secured First Lien Term Loan	L + 450 (100 Floor)	08/2023	9,357	$9,328	$9,341
		Senior Secured First Lien Revolver		08/2023	—	$(2)	$(1)

CBDC Senior Loan Fund LLC (1)(3) 1100 Santa Monica Blvd, Suite 2000 Los Angeles, CA 90025	Diversified Financials	Partnership Interest			—	$8,579	$7,866	50%

Centria Subsidiary Holdings, LLC 27777 Inkster Rd., Suite 100 Farmington Hills, MI 4833	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 600 (100 Floor)	12/2025	11,546	$11,410	$11,142
		Common Stock			11,911	$1,191	$764	0.4%
		Unitranche First Lien Revolver		12/2025	—	$(32)	$(69)

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
CHA Holdings, Inc. 575 Broadway, Suite 301 Albany, NY 12207	Commercial & Professional Services	Senior Secured First Lien Delayed Draw Term Loan	L + 450 (100 Floor)	04/2025	994	$993	$955
		Senior Secured First Lien Term Loan	L + 450 (100 Floor)	04/2025	4,716	$4,708	$4,527

Claritas, LLC 8044 Montgomery Road, Suite 455 Cincinnati, OH 45236	Software & Services	Unitranche First Lien Term Loan	S + 575 (100 Floor)	03/2026	10,547	$10,452	$10,446
		Unitranche First Lien Delayed Draw Term Loan		03/2026	—	$(21)	$(23)
		Unitranche First Lien Revolver		03/2026	—	$(17)	$(19)

Comet Acquisition, Inc. 1277 Treat Boulevard, Suite 800 Walnut Creek, CA 94597	Insurance	Senior Secured Second Lien Term Loan	L + 750	10/2026	1,782	$1,780	$1,746

Consolidated Label Co., LLC 2001 E. Lake Mary Blvd Sanford, FL 32773	Commercial & Professional Services	Senior Secured First Lien Term Loan	L + 500 (100 Floor)	07/2026	4,094	$4,039	$4,073
		Senior Secured First Lien Term Loan	L + 500 (100 Floor)	07/2026	3,802	$3,743	$3,783
		Senior Secured First Lien Revolver		07/2026	—	$(8)	$(3)

Continental Battery Company 4919 Woodall Street Dallas, TX 75247	Automobiles & Components	Unitranche First Lien Term Loan	L + 675 (100 Floor)	01/2027	7,212	$7,101	$7,029
		Unitranche First Lien Delayed Draw Term Loan	L + 675 (100 Floor)	01/2027	2,659	$2,637	$2,591

CRA MSO, LLC 835 Third Avenue, Suite A Chula Vista, CA 91911	Health Care Equipment & Services	Senior Secured First Lien Term Loan	L + 700 (100 Floor)	12/2023	1,203	$1,197	$1,154
		Senior Secured First Lien Revolver	L + 700 (100 Floor)	12/2023	108	$107	$100

Crusoe Bidco Limited (1) Skyguard House, 457 Kingston Road, Epsom, Surrey, KT19 0DB	Commercial & Professional Services	Unitranche First Lien Term Loan	SN + 625	12/2025	£6,067	$7,480	$6,774
		Unitranche First Lien Delayed Draw Term Loan		12/2025	—	$—	$—
		Unitranche First Lien Delayed Draw Term Loan	SN + 625	12/2025	303	$400	$339

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Eagle Midco B.V. (1) Hoogoorddreef 15, 1101BA Amsterdam	Pharmaceuticals, Biotechnology & Life Sciences	Unitranche First Lien Term Loan	E + 625	07/2029	1,840	$1,853	$1,768
		Unitranche First Lien Term Loan	S + 600	07/2029	3,411	$3,323	$3,320
		Unitranche First Lien Delayed Draw Term Loan		07/2029	—	$(97)	$(96)
		Senior Secured First Lien Revolver		01/2029	—	$(19)	$(19)

Effective School Solutions LLC 121 Chanlon Road New Providence, NJ 07974	Consumer Services	Senior Secured First Lien Term Loan	L + 550 (100 Floor)	11/2027	7,711	$7,577	$7,684
		Senior Secured First Lien Delayed Draw Term Loan		11/2027	—	$(19)	$(8)
		Senior Secured First Lien Revolver	L + 550 (100 Floor)	11/2027	232	$207	$227

EMS Buyer, Inc. 125 High Street, 17th Floor Boston, Massachusetts 02110	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 575 (100 Floor)	11/2027	11,714	$11,536	$11,362
		Unitranche First Lien Term Loan	S + 575 (100 Floor)	11/2027	998	$981	$968
		Unitranche First Lien Revolver		11/2027	—	$(8)	$(17)

Envocore Holding, LLC (3) 750 MD Route 3 South, Suite 19 Gambrills, MD 21054	Capital Goods	Senior Secured First Lien Revolver	750	12/2025	833	$828	$643
		Preferred Stock			534,722	$—	$—	53.5%
		Common Stock			521,354	$—	$—	53.5%
		Senior Secured First Lien Term Loan	750	12/2025	6,892	$6,830	$6,420
		Senior Secured Second Lien Term Loan	1000 PIK	12/2026	7,484	$6,599	$4,830

Eshipping 10812 NW HWY 45 Parkville, MO 64152	Capital Goods	Senior Secured First Lien Term Loan	L + 500 (100 Floor)	11/2027	7,366	$7,237	$7,366
		Senior Secured First Lien Delayed Draw Term Loan		11/2027	—	$(16)	$—
		Senior Secured First Lien Revolver		11/2027	—	$(20)	$—

Everlast Parent Inc. 2501 Parmenter St, Suit 300A Middleton, WI 53562	Consumer Services	Unitranche First Lien Term Loan	L + 625 (100 Floor)	10/2026	13,783	$13,531	$13,369
		Common Stock			948	$948	$1,211	0.1%
		Unitranche First Lien Revolver	L + 625 (100 Floor)	10/2026	460	$433	$412
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (100 Floor)	10/2026	3,387	$3,315	$3,268

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Evolution BuyerCo, Inc. 234 Lafayette Rd. Hampton, NH 03842	Insurance	Unitranche First Lien Term Loan	L + 625 (100 Floor)	04/2027	8,229	$8,153	$8,135
		Unitranche First Lien Delayed Draw Term Loan	L + 625 (100 Floor)	04/2028	1,444	$1,430	$1,427
		Common Stock			2,917	$292	$277	0.2%
		Unitranche First Lien Revolver		04/2028	—	$(6)	$(8)
		Unitranche First Lien Delayed Draw Term Loan	L + 625 (100 Floor)	04/2028	1,062	$1,039	$1,042

Explorer Investor, Inc. 2041 Rosecrans Ave. Suite 245 El Segundo, CA 90245	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 600 (50 Floor)	06/2029	11,333	$10,670	$10,823
		Unitranche First Lien Delayed Draw Term Loan		06/2029	—	$(139)	$(108)

FH MD Buyer, Inc 25700 Interstate 45 North, Suite 300 Spring, TX 77386	Health Care Equipment & Services	Senior Secured First Lien Term Loan	L + 500 (75 Floor)	07/2028	19,800	$19,633	$19,008

FS Whitewater Borrower, LLC 16412 North Eldridge Parkway Tomball, TX 77377	Consumer Services	Unitranche First Lien Term Loan	L + 575 (75 Floor)	12/2027	5,134	$5,043	$5,081
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (75 Floor)	12/2027	1,723	$1,708	$1,705
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (75 Floor)	12/2027	1,712	$1,684	$1,695
		Common Stock			6,897	$690	$672	0.1%
		Unitranche First Lien Delayed Draw Term Loan	L + 600 (75 Floor)	12/2027	4	$(31)	$4
		Unitranche First Lien Revolver	L + 575 (75 Floor)	12/2027	138	$126	$131

GACP II LP (1)(4) 11100 Santa Monica Blvd, Suite 800 Los Angeles, CA 90025	Diversified Financials	Partnership Interest			—	$10,278	$9,998	7.8%

Galway Borrower, LLC 1 California Street, Suite 400 San Francisco, CA 94111	Commercial & Professional Services	Unitranche First Lien Term Loan	L + 525 (75 Floor)	09/2028	13,445	$13,235	$12,907
	Commercial & Professional Services	Unitranche First Lien Revolver		09/2027	—	$(16)	$(25)
	Commercial & Professional Services	Unitranche First Lien Delayed Draw Term Loan	L + 525 (75 Floor)	09/2028	559	$543	$507

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
GH Parent Holdings Inc. 300 Executive Center Drive, Suite 201 Greenville, SC 29615	Commercial & Professional Services	Unitranche First Lien Term Loan	L + 550 (100 Floor)	05/2027	13,043	$12,883	$12,481
	Commercial & Professional Services	Unitranche First Lien Revolver	L + 550 (100 Floor)	05/2027	208	$184	$119
	Commercial & Professional Services	Unitranche First Lien Delayed Draw Term Loan		05/2027	—	$—	$(239)

Granicus, Inc. 1999 Broadway #3600 Denver, CO 80202	Software & Services	Unitranche First Lien Term Loan	L + 650 (100 Floor)	01/2027	9,080	$8,913	$8,899
	Software & Services	Unitranche First Lien Revolver		01/2027	—	$(14)	$(16)
	Software & Services	Unitranche First Lien Delayed Draw Term Loan	L + 600 (100 Floor)	01/2027	4,745	$4,643	$4,588

GrapeTree Medical Staffing, LLC 1003 23rd Street Milford, IA 51351	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 500 (100 Floor)	05/2024	6,203	$6,129	$6,171
	Health Care Equipment & Services	Senior Secured First Lien Delayed Draw Term Loan	S + 500 (100 Floor)	05/2024	4,428	$4,367	$4,405
	Health Care Equipment & Services	Senior Secured First Lien Revolver		05/2024	—	$(7)	$(3)

Great Lakes Dental Partners, LLC 1 E. Wacker Drive, Suite 2900 Chicago, Illinois 60601	Health Care Equipment & Services	Unitranche First Lien Term Loan	L + 625 (100 Floor)	06/2026	4,938	$4,857	$4,786
	Health Care Equipment & Services	Unitranche First Lien Delayed Draw Term Loan		06/2026	—	$(13)	$(26)
	Health Care Equipment & Services	Unitranche First Lien Revolver	L + 625 (100 Floor)	06/2026	300	$294	$288

HCOS Group Intermediate III LLC 1550 Liberty Ridge Drive Wayne, PA 19087	Health Care Equipment & Services	Senior Secured First Lien Term Loan	L + 550 (100 Floor)	09/2026	11,368	$11,207	$10,942
		Senior Secured First Lien Term Loan	L + 550 (100 Floor)	09/2026	9,379	$9,227	$9,027
		Senior Secured First Lien Revolver		09/2026	—	$(16)	$(43)

Hepaco, LLC 2711 Burch Drive Charlotte, NC 28269	Commercial & Professional Services	Senior Secured First Lien Delayed Draw Term Loan	L + 500 (100 Floor)	08/2024	4,108	$4,096	$3,952
		Senior Secured First Lien Term Loan	L + 500 (100 Floor)	08/2024	5,037	$5,023	$4,846
		Senior Secured First Lien Revolver	L + 500 (100 Floor)	08/2024	780	$779	$745

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Hercules Borrower LLC 412 Georgia Avenue #300 Chattanooga, TN 37403	Commercial & Professional Services	Unitranche First Lien Term Loan	L + 650 (100 Floor)	12/2026	18,838	$18,496	$19,027
		Unitranche First Lien Term Loan	L + 550 (100 Floor)	12/2026	245	$241	$238
		Common Stock			1,153,075	$1,153	$1,025	0.2%
		Unitranche First Lien Revolver	L + 650 (100 Floor)	12/2026	237	$198	$254
		Unitranche First Lien Delayed Draw Term Loan	L + 550 (100 Floor)	12/2026	1,022	$998	$961

HGH Purchaser, Inc. 320 Century Blvd Wilmington, DE 19805	Consumer Services	Unitranche First Lien Delayed Draw Term Loan	L + 600 (75 Floor)	11/2025	3,345	$3,323	$3,345
		Unitranche First Lien Delayed Draw Term Loan	L + 600 (75 Floor)	11/2025	3,322	$3,261	$3,323
		Unitranche First Lien Term Loan	L + 600 (75 Floor)	11/2025	7,885	$7,771	$7,886
		Common Stock			4,171	$417	$720	0.1%
		Unitranche First Lien Revolver	L + 600 (75 Floor)	11/2025	938	$915	$938

Homecare Partners Management, LLC 4655 Salisbury Road, Suite 110 Jacksonville, FL 32256	Health Care Equipment & Services	Senior Secured First Lien Term Loan	L + 575 (100 Floor)	05/2027	4,505	$4,429	$4,397
		Senior Secured First Lien Delayed Draw Term Loan	L + 575 (100 Floor)	05/2027	3,370	$3,308	$3,289
		Senior Secured First Lien Term Loan	L + 575 (100 Floor)	12/2027	1,097	$1,097	$1,071
		Senior Secured First Lien Revolver	P + 475 (100 Floor)	05/2027	147	$129	$120

Hospice Care Buyer, Inc. 500 Faulconer Dr Charlottesville, VA 22903	Health Care Equipment & Services	Unitranche First Lien Term Loan	L + 650 (100 Floor)	12/2026	380	$370	$374
		Unitranche First Lien Term Loan	L + 650 (100 Floor)	12/2026	14,199	$13,909	$13,958
		Unitranche First Lien Term Loan	L + 650 (100 Floor)	12/2026	2,593	$2,536	$2,549
		Unitranche First Lien Delayed Draw Term Loan	L + 650 (100 Floor)	12/2026	2,646	$2,585	$2,601
		Common Stock			13,895	$1,398	$1,430	0.3%
		Common Stock			844	$75	$77	0.3%
		Unitranche First Lien Revolver	L + 650 (100 Floor)	12/2026	970	$935	$942

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
HS Spa Holdings Inc. 1210 Northbrook Drive Trevose, PA 19053	Consumer Services	Unitranche First Lien Term Loan	S + 575 (75 Floor)	06/2029	10,395	$10,194	$10,338
		Common Stock			1,804,502	$1,805	$1,805	0.3%
		Unitranche First Lien Revolver		06/2028	—	$(29)	$(8)
		Unitranche First Lien - Last Out Term Loan (2)	1237.5	06/2030	1,316	$1,284	$1,316

Hsid Acquisition, LLC 1400 16th Street NW, Suite B01 Washington, D.C. 20036	Commercial & Professional Services	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	01/2026	3,790	$3,745	$3,790
		Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	01/2026	2,842	$2,809	$2,842
		Senior Secured First Lien Term Loan	S + 525 (100 Floor)	01/2026	248	$244	$248
		Senior Secured First Lien Revolver		01/2026	—	$(8)	$—

IGT Holdings LLC 2105 Skinner Road Houston, TX 77093	Commercial & Professional Services	Preferred Stock			645,730	$—	$—	3.7%
		Common Stock			1,000,000	$—	$—	3.7%

Infobase 132 West 31st Street, 16th Floor New York, NY 10001	Commercial & Professional Services	Senior Secured First Lien Term Loan	S + 550 (100 Floor)	06/2028	11,272	$11,053	$11,165
		Senior Secured First Lien Delayed Draw Term Loan		06/2028	—	$(18)	$(18)
		Senior Secured First Lien Revolver		06/2028	—	$(28)	$(14)

Integrity Marketing Acquisition, LLC 9111 Cypress Waters Blvd., Ste 450 Dallas, TX 75019	Insurance	Unitranche First Lien Delayed Draw Term Loan	L + 575 (100 Floor)	08/2025	4,978	$4,908	$4,816
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (100 Floor)	08/2025	3,010	$2,968	$2,912
		Unitranche First Lien Term Loan	L + 575 (100 Floor)	08/2025	12,651	$12,478	$12,240
		Common Stock			262,567	$533	$1,020	0.0%
		Preferred Stock			1,247	$1,215	$1,848	1.0%
		Unitranche First Lien Revolver		08/2025	—	$(25)	$(46)

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Integro Parent, Inc. (1) 1 State Street Plaza, 9th Floor New York, NY 10004	Insurance	Senior Secured First Lien Delayed Draw Term Loan		05/2023	—	$—	$—
		Senior Secured First Lien Term Loan		05/2023	—	$—	$—
		Common Stock			4,468	$454	$—	0.1%
		Senior Secured First Lien Term Loan	L + 1025 PIK	10/2022	55	$55	$55
		Senior Secured Second Lien Term Loan		10/2023	2,915	$2,906	$2,490
		Senior Secured Second Lien Delayed Draw Term Loan		10/2023	380	$379	$325

Isagenix International, LLC 155 East Rivulon Blvd Gilbert, AZ 85297	Food & Staples Retailing	Senior Secured First Lien Term Loan		06/2025	5,470	$5,452	$2,373

ISS Compressors Industries, Inc. 10070 Daniels Interstate Court, Suite 140 Fort Myers, FL 33913	Commercial & Professional Services	Senior Secured First Lien Term Loan	S + 550 (100 Floor)	02/2026	9,395	$9,337	$9,288
		Senior Secured First Lien Term Loan	S + 550 (100 Floor)	02/2026	333	$327	$330
		Senior Secured First Lien Revolver	S + 550 (100 Floor)	02/2026	646	$641	$636

IVC Evidensia (f/k/a VetStrategy) (1) 7000 Pine Valley Drive, Suite 201 Woodbridge, ON L4L 4Y8, Canada	Health Care Equipment & Services	Common Stock			1,353,474	$776	$1,633	0.0%

Jordan Bidco, Ltd. (1) 17 Connaught Place London W2 2ES United Kingdom	Software & Services	Unitranche First Lien Term Loan	SN + 600	08/2028	13,234	$17,748	$14,776
		Unitranche First Lien Delayed Draw Term Loan		08/2028	£—	$—	$—

JTM Foods LLC 2126 East 33rd Street Erie, PA 16510	Food, Beverage & Tobacco	Senior Secured First Lien Term Loan	L + 525 (100 Floor)	05/2027	4,987	$4,915	$4,987
		Senior Secured First Lien Revolver	L + 525 (100 Floor)	05/2027	400	$389	$400
		Senior Secured First Lien Delayed Draw Term Loan	L + 525 (100 Floor)	05/2027	500	$494	$500

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Kestrel Parent, LLC 1100 Xenium Lane N. Minneapolis, MN 55441	Materials	Unitranche First Lien Term Loan	L + 575 (100 Floor)	11/2025	6,553	$6,472	$6,553
		Unitranche First Lien Term Loan	L + 575 (100 Floor)	11/2025	693	$681	$693
		Common Stock			41,791	$209	$767	0.1%
		Unitranche First Lien Revolver	P + 475 (100 Floor)	11/2023	70	$65	$70

King Mid LLC 2321 NW 41st St., Suite B Gainesville, Florida 32606	Diversified Financials	Senior Secured First Lien Term Loan	S + 550 (100 Floor)	12/2027	3,450	$3,385	$3,450
		Senior Secured First Lien Revolver		12/2027	—	$(3)	$—
		Senior Secured First Lien Delayed Draw Term Loan	S + 550 (100 Floor)	12/2027	466	$432	$466

Laserway Intermediate Holdings II, LLC 307 S. Robertson Blvd. Beverly Hills, CA 90211	Health Care Equipment & Services	Unitranche First Lien Term Loan	L + 575 (75 Floor)	10/2027	6,039	$5,937	$5,941

Learn-It Systems, LLC 3600 Clipper Mill Road, Suite 330 Baltimore, MD 21211	Consumer Services	Senior Secured First Lien Term Loan	L + 475 (100 Floor)	03/2025	4,260	$4,199	$4,021
		Senior Secured First Lien Revolver	L + 475 (100 Floor)	03/2025	617	$604	$566
		Senior Secured First Lien Delayed Draw Term Loan	L + 475 (100 Floor)	03/2025	2,518	$2,481	$2,377
		Senior Secured First Lien Delayed Draw Term Loan	L + 475 (100 Floor)	05/2023	1,141	$1,126	$995

Legalshield One Pre-Paid Way Ada, OK 74820	Consumer Services	Common Stock			372	$372	$530	0.1%

Lexipol (Ranger Buyer, Inc.) 2611 Internet Blvd., Ste. 100 Frisco, TX 75034	Software & Services	Unitranche First Lien Term Loan	L + 575 (75 Floor)	11/2028	13,191	$12,956	$13,164
		Common Stock			638	$638	$680	0.1%
		Common Stock			638	$—	$—	0.1%
		Unitranche First Lien Revolver	L + 575 (75 Floor)	11/2027	110	$91	$108

Lightspeed Buyer, Inc. 16260 North 71st Street, Suite 350 Scottsdale, AZ 85254	Health Care Equipment & Services	Unitranche First Lien Term Loan	L + 575 (100 Floor)	02/2026	9,750	$9,633	$9,504
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (100 Floor)	02/2026	1,766	$1,749	$1,721
		Unitranche First Lien Term Loan	L + 575 (100 Floor)	02/2026	2,723	$2,681	$2,654
		Unitranche First Lien Revolver	L + 575 (100 Floor)	02/2026	455	$443	$429
		Unitranche First Lien Delayed Draw Term Loan		02/2026	—	$—	$(129)

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Lion Cashmere Bidco Limited (1) Flanshaw Lane, Alverthorpe, England WF2, 9, GB	Consumer Durables & Apparel	Unitranche First Lien Term Loan	L + 600 (50 Floor)	03/2028	$4,352	$4,255	$3,895
		Unitranche First Lien Term Loan	L + 600 (50 Floor)	03/2028	9,939	$9,719	$8,897
		Unitranche First Lien Term Loan	L + 600 (50 Floor)	03/2028	4,953	$4,844	$4,434
		Unitranche First Lien Delayed Draw Term Loan		03/2028	€—	$(76)	$(283)

List Partners, Inc. 3098 Piedmont Road, Suite 200 Atlanta, GA 30305	Software & Services	Senior Secured First Lien Term Loan	S + 500 (100 Floor)	01/2023	3,685	$3,682	$3,673
		Senior Secured First Lien Revolver		01/2023	—	$—	$(1)

LSCS Holdings, Inc. (Eversana) 245 Park Avenue, Suite 1601 New York, NY 10167	Pharmaceuticals, Biotechnology & Life Sciences	Senior Secured Second Lien Term Loan	L + 800 (50 Floor)	12/2029	14,700	$14,368	$13,377
		Common Stock			3,096	$953	$1,100	0.1%
		Preferred Stock			447	$447	$474	0.1%

Mann Lake Ltd. 501 1st Street South Hackensack, MN 56452	Food, Beverage & Tobacco	Senior Secured First Lien Revolver	L + 675 (100 Floor)	10/2024	908	$902	$871
		Senior Secured First Lien Term Loan	L + 675 (100 Floor)	10/2024	2,123	$2,107	$2,038

Mario Purchaser, LLC 1552 Ridgely St Baltimore, MD 21230	Consumer Services	Unitranche First Lien Term Loan	S + 575 (75 Floor)	04/2029	9,887	$9,696	$9,857
		Common Stock			1,027	$1,027	$1,027	0.2%
		Unitranche First Lien - Last Out Term Loan (2)	S + 1075 PIK	04/2032	2,976	$2,866	$2,976
		Unitranche First Lien Revolver		04/2028	—	$(20)	$(3)
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (75 Floor)	04/2029	1,532	$1,483	$1,516

MHS Acquisition Holdings, LLC 3235 Levis Common Blvd Perrysburg, OH 43551	Commercial & Professional Services	Senior Secured First Lien Delayed Draw Term Loan	S + 600 (100 Floor)	07/2027	224	$221	$221
		Senior Secured First Lien Term Loan	S + 600 (100 Floor)	07/2027	1,819	$1,788	$1,802
		Unitranche First Lien Term Loan		07/2027	—	$—	$—
		Preferred Stock			1,018	$923	$1,154	0.2%
		Common Stock			10	$9	$—	0.2%
		Senior Secured First Lien Revolver		07/2027	—	$(2)	$(1)
		Unsecured Debt	1350 PIK	03/2026	245	$237	$230
		Unsecured Debt	1350 PIK	03/2026	737	$733	$692

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Miraclon Corporation (1) Koningstraat 97, 1000 Brussels, Belgium	Commercial & Professional Services	Unitranche First Lien Term Loan	E + 625	04/2026	€9,507	$10,554	$9,318
		Unitranche First Lien Term Loan	L + 625	04/2026	4,162	$4,091	$4,162
		Common Stock			921	$1	$—	0.0%
		Preferred Stock			81,384	$91	$64	0.0%

MRI Software LLC 28925 Fountain Parkway Solon, OH 44139	Software & Services	Unitranche First Lien Term Loan	L + 550 (100 Floor)	02/2026	18,274	$18,109	$17,703
		Unitranche First Lien Term Loan	L + 550 (100 Floor)	02/2026	1,313	$1,301	$1,272
		Unitranche First Lien Revolver		02/2026	—	$(11)	$(40)

MWD Management LLC (United Derm) 320 Seven Springs Way, Suite 250 Brentwood, TN 37027	Health Care Equipment & Services	Senior Secured First Lien Delayed Draw Term Loan	S + 500 (100 Floor)	06/2027	4,500	$4,415	$4,455
		Senior Secured First Lien Term Loan	S + 500 (100 Floor)	06/2027	5,600	$5,492	$5,544
		Senior Secured First Lien Revolver	S + 500 (100 Floor)	06/2027	240	$217	$228

New Era Technology, Inc. 208 Carter Drive West Chester, PA 19382	Software & Services	Unitranche First Lien Term Loan	L + 625 (100 Floor)	10/2026	3,134	$3,085	$3,082
		Unitranche First Lien Delayed Draw Term Loan	L + 625 (100 Floor)	10/2026	2,013	$1,986	$1,980
		Unitranche First Lien Revolver	L + 625 (100 Floor)	10/2026	297	$284	$285
		Unitranche First Lien Delayed Draw Term Loan	L + 625 (100 Floor)	10/2026	5,591	$5,501	$5,480

Nexant Volt MergerSub, Inc. 49 Stevenson Sreet, Suite 700 San Francisco, CA 94105	Commercial & Professional Services	Senior Secured First Lien Term Loan	S + 500 (100 Floor)	05/2027	5,629	$5,537	$5,629
		Senior Secured First Lien Revolver	P + 400 (100 Floor)	05/2027	590	$587	$590

NMN Holdings III Corp. 155 Franklin Road, Suite 100 Brentwood, TN 37027	Health Care Equipment & Services	Senior Secured Second Lien Delayed Draw Term Loan	L + 775	11/2026	1,667	$1,636	$1,527
		Senior Secured Second Lien Term Loan	L + 775	11/2026	7,222	$7,094	$6,617
		Common Stock			11,111	$1,111	$599	0.3%

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Nurture Landscapes (1) Nursery Court, London Road, Windlesham, Surrey, GU20 6LQ	Commercial & Professional Services	Unitranche First Lien Term Loan	SN + 650	06/2028	1,416	$1,945	$1,581
		Unitranche First Lien Delayed Draw Term Loan	SN + 650	06/2028	392	$520	$437
		Unitranche First Lien Delayed Draw Term Loan	SN + 650	06/2028	7,682	$9,367	$8,577

Odessa Technologies, Inc. 50 South 16th Street, Suite 1900 Philadelphia, PA 19102	Software & Services	Senior Secured First Lien Term Loan	L + 575 (75 Floor)	10/2027	9,595	$9,427	$9,595
		Common Stock			10,714	$1,071	$1,202	0.3%
		Senior Secured First Lien Delayed Draw Term Loan		10/2027	—	$(15)	$—
		Senior Secured First Lien Revolver		10/2027	—	$(42)	$—

Oliver Packaging LLC 10 Gilpin Avenue Hauppauge, NY 11788	Capital Goods	Senior Secured First Lien Term Loan	S + 500 (100 Floor)	07/2028	3,400	$3,366	$3,367
		Senior Secured First Lien Revolver		07/2028	—	$(5)	$(5)

Omni Ophthalmic Management Consultants, LLC 485 Route 1 South Iselin, NJ 08830	Health Care Equipment & Services	Senior Secured First Lien Term Loan	S + 700 (100 Floor)	05/2023	6,755	$6,661	$6,755
		Senior Secured First Lien Term Loan	S + 700 (100 Floor)	05/2023	887	$869	$887
		Senior Secured First Lien Term Loan	S + 700 (100 Floor)	09/2025	300	$295	$300
		Senior Secured First Lien Delayed Draw Term Loan		09/2025	—	$(15)	$—
		Senior Secured First Lien Revolver	S + 700 (100 Floor)	05/2023	283	$271	$283

Ontario Systems, LLC 1150 W Kilgore Ave Muncie, IN 47305	Software & Services	Unitranche First Lien Delayed Draw Term Loan	L + 550 (100 Floor)	08/2025	1,089	$1,087	$1,061
		Unitranche First Lien Term Loan	L + 550 (100 Floor)	08/2025	3,153	$3,135	$3,072
		Unitranche First Lien Delayed Draw Term Loan	L + 550 (100 Floor)	08/2025	547	$533	$533
		Unitranche First Lien Term Loan	L + 550 (100 Floor)	08/2025	446	$439	$434
		Unitranche First Lien Revolver	L + 550 (100 Floor)	08/2025	113	$110	$100

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Painters Supply & Equipment Company 25195 Brest Road Taylor, MI 49180	Capital Goods	Unitranche First Lien Term Loan	L + 575 (100 Floor)	08/2027	2,030	$1,995	$1,958
		Unitranche First Lien Delayed Draw Term Loan		08/2027	—	$(7)	$(25)
		Unitranche First Lien Revolver	L + 575 (100 Floor)	08/2027	242	$233	$224

Palmetto Moon LLC 1950 Hanahan Road North Charleston, SC 29406	Retailing	Common Stock			61	$—	$373	1.7%

Park Place Technologies, LLC 5910 Landerbrook Drive Cleveland, OH 44124	Software & Services	Common Stock			479	$479	$485	0.1%
		Common Stock			442,203	$27	$—	0.1%
		Common Stock			685,018	$—	$—	2.0%
		Unsecured Debt	1250 PIK	05/2029	858	$858	$734

Patriot Acquisition Topco S.A.R.L (1) 247 Station Drive, Suite NE 1 Westwood, Massachusetts 02090	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 675 (100 Floor)	01/2028	11,269	$11,033	$11,269
		Unitranche First Lien Delayed Draw Term Loan	S + 675 (100 Floor)	01/2028	12,077	$11,841	$12,077
		Unitranche First Lien Term Loan	S + 675 (100 Floor)	01/2028	1,431	$1,397	$1,431
		Common Stock			1,055	$1,055	$1,187	0.1%
		Common Stock			14,534	$22	$77	0.1%
		Unitranche First Lien Revolver		01/2026	—	$(30)	$—

Patriot Growth Insurance Services, LLC 501 Office Center Drive, Suite 215 Ft. Washington, PA 19034	Insurance	Unitranche First Lien Term Loan	L + 550 (75 Floor)	10/2028	8,509	$8,391	$8,339
		Unitranche First Lien Revolver		10/2028	—	$(11)	$(13)
		Unitranche First Lien Delayed Draw Term Loan		10/2028	—	$(7)	$(16)
		Unitranche First Lien Delayed Draw Term Loan		10/2028	—	$(55)	$(34)

Perforce Software, Inc. 400 First Avenue North, #200 Minneapolis, MN 55401	Software & Services	Senior Secured Second Lien Term Loan	L + 800	07/2027	5,000	$4,987	$4,500

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
PharComp Parent B.V. (1) Cypresbaan 9 Capelle Aan Den Ijssel 2908 LT Netherlands	Pharmaceuticals, Biotechnology & Life Sciences	Unitranche First Lien - Last Out Term Loan (2)	E + 625	02/2026	6,910	$7,697	$6,772
		Unitranche First Lien Delayed Draw Term Loan	E + 650	02/2026	€1,868	$2,146	$1,830
		Unitranche First Lien Delayed Draw Term Loan	E + 650	02/2026	407	$415	$399
		Unitranche First Lien Delayed Draw Term Loan		02/2026	—	$—	$—

Pinnacle Treatment Centers, Inc. 1317 Route 73, Suite 200 Mt. Laurel, NJ 08054	Health Care Equipment & Services	Unitranche First Lien Delayed Draw Term Loan	L + 575 (100 Floor)	12/2022	672	$671	$672
		Unitranche First Lien Term Loan	L + 575 (100 Floor)	12/2022	7,991	$7,983	$7,991
		Unitranche First Lien Revolver	L + 575 (100 Floor)	12/2022	357	$357	$357

Plasma Buyer LLC 5301 Virginia Way Brentwood, TN 37027	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 575 (75 Floor)	05/2029	7,297	$7,156	$7,238
		Unitranche First Lien Delayed Draw Term Loan		05/2029	—	$(36)	$(15)
		Unitranche First Lien Revolver		05/2029	—	$(15)	$(7)

Potter Electric Signal Company 13723 Riverport Drive St. Louis, MO 63043	Capital Goods	Senior Secured First Lien Delayed Draw Term Loan	L + 475 (100 Floor)	12/2025	1,108	$1,097	$1,078
		Senior Secured First Lien Term Loan	L + 475 (100 Floor)	12/2025	2,436	$2,424	$2,369
		Senior Secured First Lien Term Loan	L + 475 (100 Floor)	12/2025	464	$462	$451
		Senior Secured First Lien Revolver	P + 375 (100 Floor)	12/2024	171	$252	$240

PPV Intermediate Holdings LLC 141 Longwater Drive, Suite 108 Norwell, MA 02061	Consumer Services	Unitranche First Lien Term Loan	S + 575 (75 Floor)	08/2029	2,781	$2,729	$2,781
		Common Stock			312,500	$313	$313	0.0%
		Unitranche First Lien Revolver		08/2029	—	$(5)	$—
		Unsecured Debt		08/2030	—	$(3)	$—
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (75 Floor)	08/2029	60	$44	$60
		Unsecured Debt	1300 PIK	08/2030	711	$694	$711

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Premier Dental Care Management, LLC 3333 New Hyde Park Road, Suite 304 New Hyde Park, NY 11042	Health Care Equipment & Services	Unitranche First Lien Term Loan	L + 575 (75 Floor)	08/2028	9,452	$9,289	$9,333
		Unitranche First Lien Revolver		08/2027	—	$(25)	$(19)
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (75 Floor)	08/2028	4,333	$4,312	$4,269

Professional Physical Therapy 333 Earle Ovington Boulevard, Suite 225 Uniondale, NY 11553	Health Care Equipment & Services	Senior Secured First Lien Revolver		12/2022	—	$—	$—
		Senior Secured First Lien Term Loan		12/2022	9,201	$8,907	$5,622

PromptCare Intermediate, LP 41 Spring Street, Suite 103 New Providence, NJ 07974	Health Care Equipment & Services	Unitranche First Lien Term Loan	L + 600 (100 Floor)	09/2027	10,395	$10,219	$10,226
		Unitranche First Lien Delayed Draw Term Loan	L + 600 (100 Floor)	09/2027	1,010	$965	$938

Pye-Barker Fire & Safety, LLC 11605 Haynes Bridge Rd., Suite 350 Alpharetta, GA 30009	Commercial & Professional Services	Unitranche First Lien Delayed Draw Term Loan	L + 550 (100 Floor)	11/2027	4,931	$4,792	$4,844
		Unitranche First Lien Delayed Draw Term Loan	L + 550 (100 Floor)	11/2027	3,668	$3,550	$3,603
		Unitranche First Lien Term Loan	L + 550 (100 Floor)	11/2027	9,847	$9,547	$9,674
		Unitranche First Lien Delayed Draw Term Loan	L + 550 (75 Floor)	11/2027	2,580	$2,544	$2,534
		Unitranche First Lien Delayed Draw Term Loan	L + 550 (75 Floor)	11/2027	1,980	$1,922	$1,945
		Unitranche First Lien Revolver	L + 550 (75 Floor)	11/2027	714	$697	$687
		Unitranche First Lien Delayed Draw Term Loan	L + 550 (75 Floor)	11/2027	921	$899	$904
		Unitranche First Lien Revolver	L + 550 (75 Floor)	11/2024	66	$63	$66

Receivable Solutions, Inc. 800 Dutch Square Blvd Columbia, SC 29210	Commercial & Professional Services	Senior Secured First Lien Term Loan	L + 450 (100 Floor)	10/2024	2,226	$2,206	$2,214
		Preferred Stock			137,000	$137	$460	0.4%
		Senior Secured First Lien Revolver		10/2024	—	$(2)	$(2)

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Right Networks, LLC 14 Hampshire Drive Hudson, NH 03051	Software & Services	Unitranche First Lien Revolver	L + 600 (100 Floor)	05/2026	233	$230	$233
		Unitranche First Lien Term Loan	L + 600 (100 Floor)	05/2026	9,297	$9,200	$9,297
		Unitranche First Lien Term Loan	L + 600 (100 Floor)	05/2026	8,244	$8,116	$8,244
		Unitranche First Lien Delayed Draw Term Loan	L + 600 (100 Floor)	05/2026	2,102	$2,069	$2,102

Ruffalo Noel Levitz, LLC 1025 Kirkwood Parkway SW Cedar Rapids, IA 52404	Software & Services	Unitranche First Lien Term Loan	L + 600 (100 Floor)	05/2024	2,461	$2,461	$2,430
		Unitranche First Lien Revolver	L + 600 (100 Floor)	05/2024	225	$224	$221

Safco Dental Supply, LLC 1111 Corporate Grove Dr Buffalo Grove, IL 60089	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 400 (100 Floor)	06/2025	4,043	$4,007	$3,912
		Unitranche First Lien Revolver	S + 400 (100 Floor)	06/2025	120	$115	$101

Sandvine Corporation (1) 408 Albert St., Waterloo Ontario, Canada	Telecommunication Services	Senior Secured Second Lien Term Loan	L + 800	11/2026	$4,500	$4,395	$4,230

Saturn Borrower Inc 5 Becker Farm Road Roseland, NJ 0706	Software & Services	Unitranche First Lien Term Loan	L + 650 (100 Floor)	09/2026	20,164	$19,734	$19,216
		Unitranche First Lien Term Loan	L + 650 (100 Floor)	09/2026	2,456	$2,401	$2,341
		Unitranche First Lien Revolver	L + 650 (100 Floor)	09/2026	1,513	$1,482	$1,442
		Common Stock			434,163	$434	$306	0.1%

Savers 11400 SE 6th Street, Suite 220 Bellevue, WA 98004	Retailing	Senior Secured First Lien Term Loan	L + 550 (75 Floor)	04/2028	13,724	$13,646	$13,243

Seko Global Logistics Network, LLC (1) 1501 East Woodfield Road, Suite 210E Schaumburg, IL 60173	Commercial & Professional Services	Senior Secured First Lien Term Loan	L + 475	12/2026	5,000	$4,937	$5,000
		Senior Secured First Lien Revolver	P + 400 (100 Floor)	12/2026	650	$633	$650

Seniorlink Incorporated 120 Saint James, Suite 203 Boston, MA 02116	Health Care Equipment & Services	Unitranche First Lien Term Loan	L + 650 (100 Floor)	07/2026	10,223	$10,018	$10,387
		Common Stock			68,182	$518	$1,866	0.2%
		Unitranche First Lien Revolver		07/2026	—	$(20)	$—

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Service Logic Acquisition, Inc. 214 N Tyron Street, Suite 2425 Charlotte NC 28202	Commercial & Professional Services	Senior Secured Second Lien Term Loan	L + 850 (100 Floor)	10/2028	8,755	$8,542	$8,842
		Common Stock			13,132	$1,313	$1,793	0.1%
		Senior Secured Second Lien Delayed Draw Term Loan	L + 850 (100 Floor)	10/2028	2,043	$1,979	$2,073

Slickdeals Holdings, LLC (4) 6010 South Durango Drive, Suite 200 Las Vegas, NV 89113	Retailing	Unitranche First Lien Revolver		06/2023	—	$(3)	$—
		Unitranche First Lien Term Loan	L + 575 (100 Floor)	06/2024	14,207	$14,047	$14,207
		Common Stock			99	$891	$1,429	0.3%

Smartronix, LLC 310 The Bridge Street, Suite 350 Huntsville, AL 35806	Software & Services	Unitranche First Lien Term Loan	L + 600 (100 Floor)	11/2028	23,929	$23,494	$24,014
		Unitranche First Lien Revolver		11/2028	—	$(58)	$12

Smile Doctors LLC 2113 SW HK Dodgen Loop Temple, TX 76502	Health Care Equipment & Services	Unitranche First Lien Delayed Draw Term Loan	L + 575 (75 Floor)	12/2028	1,767	$1,746	$1,731
		Common Stock			227	$714	$651	0.0%
		Unitranche First Lien Term Loan	L + 575 (75 Floor)	12/2028	11,201	$11,002	$10,977
		Unitranche First Lien Revolver	L + 575 (75 Floor)	12/2027	293	$270	$268
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (75 Floor)	12/2028	1,066	$1,032	$995

Southern Technical Institute, Inc. (4) 3940 North Dean Road, Orlando, FL 32817	Consumer Services	Common Stock			3,164,063	$—	$—	8.1%
		Common Stock			6,000,000	$—	$—	8.1%

Spear Education 7201 E. Princess Blvd Scottsdale, AZ 85255	Commercial & Professional Services	Senior Secured First Lien Term Loan	L + 575 (100 Floor)	02/2025	6,703	$6,669	$6,450

SQAD Holdco, Inc. 303 South Broadway, Suite 130 Tarrytown, NY 10591	Software & Services	Unitranche First Lien Term Loan	S + 575 (100 Floor)	04/2028	8,928	$8,758	$8,810
		Unitranche First Lien Revolver		04/2028	—	$(21)	$(14)
		Unitranche First Lien Delayed Draw Term Loan	S + 575 (100 Floor)	04/2028	2,419	$2,374	$2,355

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Stepping Stones Healthcare Services, LLC 184 High Street Boston, MA 02110	Consumer Services	Unitranche First Lien Term Loan	L + 575 (75 Floor)	12/2028	13,142	$12,877	$13,142
		Common Stock			11,321	$1,132	$877	0.1%
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (75 Floor)	12/2028	376	$343	$376
		Unitranche First Lien Revolver	P + 475 (75 Floor)	12/2026	75	$42	$75

Summit 7 Systems, LLC 2 Parade Street NW Huntsville, AL 35806	Software & Services	Senior Secured First Lien Term Loan	S + 550 (100 Floor)	05/2028	5,287	$5,186	$5,269
	Software & Services	Senior Secured First Lien Revolver	S + 550 (100 Floor)	05/2028	65	$53	$63

Sun Acquirer Corp. 3945 E Fort Lowell Rd. 211 Tucson, AZ 85712	Automobiles & Components	Unitranche First Lien Term Loan	L + 575 (75 Floor)	09/2028	12,946	$12,719	$12,946
		Unitranche First Lien Term Loan	L + 575 (75 Floor)	09/2028	2,481	$2,436	$2,481
		Common Stock			6,148	$615	$615	0.1%
		Common Stock			428	$43	$43	0.0%
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (75 Floor)	09/2028	6,918	$6,794	$6,918
		Unitranche First Lien Revolver	L + 575 (75 Floor)	09/2028	217	$187	$217

Sydney US Buyer Corp. (1) 251 Little Falls Drive, Wilmington, DE 19808	Health Care Equipment & Services	Unitranche First Lien Term Loan	S + 600 (50 Floor)	07/2029	3,693	$3,594	$3,591
		Unitranche First Lien Term Loan	E + 600	07/2029	3,432	$3,469	$3,338
		Unitranche First Lien Delayed Draw Term Loan		07/2029	—	$(52)	$(54)
		Senior Secured First Lien Revolver		07/2029	—	$(3)	$(18)

Teal Acquisition Co., Inc 1200 Lenox Drive Lawrenceville, NJ 08648	Pharmaceuticals, Biotechnology & Life Sciences	Unitranche First Lien Term Loan	L + 625 (100 Floor)	09/2026	13,914	$13,641	$12,940
		Common Stock			4,562	$556	$222	0.1%
		Unitranche First Lien Revolver	L + 625 (100 Floor)	09/2026	1,004	$978	$914

TecoStar Holdings, Inc. 18 Commerce Way, 5th Floor Woburn, MA 01801	Commercial & Professional Services	Senior Secured Second Lien Term Loan	L + 850 (100 Floor)	11/2024	5,000	$4,956	$4,565
		Common Stock			500,000	$500	$211	0.1%

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
The Hilb Group, LLC 6802 Paragon Place, Suite 200 Richmond, VA 23230	Insurance	Unitranche First Lien Term Loan	L + 575 (100 Floor)	12/2026	3,539	$3,481	$3,389
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (100 Floor)	12/2026	1,001	$984	$958
		Unitranche First Lien Term Loan	L + 575 (100 Floor)	12/2026	1,050	$1,031	$1,006
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (100 Floor)	12/2026	1,766	$1,737	$1,691
		Unitranche First Lien Revolver		12/2025	—	$(5)	$(14)
		Unitranche First Lien Revolver		12/2025	—	$(2)	$(6)
		Unitranche First Lien Revolver		12/2025	—	$(2)	$(5)
		Unitranche First Lien Delayed Draw Term Loan	L + 550 (75 Floor)	12/2026	992	$953	$846

Transportation Insight, LLC 310 Main Ave Way SE Hickory, NC 28602	Software & Services	Senior Secured First Lien Term Loan	L + 425	12/2024	5,050	$5,030	$4,885
		Senior Secured First Lien Delayed Draw Term Loan	L + 425	12/2024	1,255	$1,250	$1,214
		Senior Secured First Lien Revolver	L + 425	12/2024	216	$214	$192

Unifeye Vision Partners 2651 North Harwood Street, Suite 120 Dallas, TX 75201	Health Care Equipment & Services	Senior Secured First Lien Delayed Draw Term Loan	L + 475 (100 Floor)	09/2025	3,015	$2,977	$2,994
		Senior Secured First Lien Term Loan	L + 475 (100 Floor)	09/2025	5,252	$5,195	$5,215
		Senior Secured First Lien Revolver	L + 475 (100 Floor)	09/2025	680	$663	$668
		Senior Secured First Lien Delayed Draw Term Loan	L + 475 (100 Floor)	09/2025	2,600	$2,592	$2,564

United Flow Technologies 27101 Burbank, Suite B Foothill Ranch, CA 92610	Capital Goods	Unitranche First Lien Term Loan	L + 625 (100 Floor)	10/2027	8,507	$8,358	$8,432
		Unitranche First Lien Delayed Draw Term Loan	L + 625 (100 Floor)	10/2027	1,194	$1,173	$1,183
		Unitranche First Lien Revolver		10/2027	—	$(27)	$(14)
		Unitranche First Lien Delayed Draw Term Loan	L + 575 (100 Floor)	10/2027	3,109	$3,055	$3,075

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares		Cost	Fair Value	Percentage of Class Held
United Language Group, Inc. 1660 Utica Avenue S Minneapolis, MN 55416	Consumer Services	Senior Secured First Lien Revolver	L + 875 (100 Floor)	10/2022		400	$400	$391
		Senior Secured First Lien Term Loan	L + 875 (100 Floor)	10/2022		4,558	$4,559	$4,458

UP Acquisition Corp. 217 Metro Drive Terrell, TX 75160	Commercial & Professional Services	Unitranche First Lien Delayed Draw Term Loan	L + 625 (100 Floor)	05/2024		1,167	$1,158	$1,077
		Unitranche First Lien Term Loan	L + 625 (100 Floor)	05/2024		4,257	$4,225	$3,927
		Unitranche First Lien Revolver	L + 625 (100 Floor)	05/2024		443	$434	$346

Vermont Aus Pty Ltd (1) Quarter One, Level 2, 1 Epping Road North Ryde, NSW 2113	Retailing	Unitranche First Lien Term Loan	B + 575	03/2028	A$	29,850	$21,761	$19,087

VetStrategy (1) 7000 Pine Valley Drive, Suite 201 Woodbridge, ON L4L 4Y8, Canada	Health Care Equipment & Services	Unsecured Debt	C + 1050 PIK	03/2031	C$	3,011	$2,311	$2,180
		Unitranche First Lien Delayed Draw Term Loan	C + 700 (100 Floor)	07/2027		1,699	$1,245	$1,242
		Unitranche First Lien Delayed Draw Term Loan	C + 700 (100 Floor)	07/2027		1,699	$1,298	$1,242
		Unitranche First Lien Delayed Draw Term Loan	C + 700 (100 Floor)	07/2027		4,931	$3,860	$3,605
		Unitranche First Lien Term Loan	C + 700 (100 Floor)	07/2027		9,107	$6,644	$6,659
		Unitranche First Lien Delayed Draw Term Loan	C + 575 (100 Floor)	07/2027		8,720	$6,760	$6,324
		Unitranche First Lien Delayed Draw Term Loan	C + 575 (100 Floor)	07/2027		6,250	$4,810	$4,533

Vital Care Buyer, LLC 1170 Northeast Industrial Park Rd. Meridian, MS 39301	Health Care Equipment & Services	Unitranche First Lien Term Loan	L + 575 (100 Floor)	10/2025		6,910	$6,831	$6,741
		Unitranche First Lien Revolver		10/2025		—	$(24)	$(54)

Vivid Seats Ltd. (1)(4) 111 N. Canal St, #800 Chicago, IL 60606	Retailing	Common Stock				608,109	$608	$926	0.1%

WhiteHawk III Onshore Fund L.P. (1)(4) 11601 Wilshire Boulevard, Suite 1250 Los Angeles, CA 90025	Diversified Financials	Partnership Interest				—	$9,996	$10,300	2.9%

Name and Address of Portfolio Company	Industry	Investment Type	Interest Term*	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percentage of Class Held
Winxnet Holdings LLC 63 Marginal Way Portland, ME 04101	Software & Services	Unitranche First Lien Delayed Draw Term Loan	S + 650 (100 Floor)	06/2023	630	$627	$630
		Unitranche First Lien Delayed Draw Term Loan	S + 650 (100 Floor)	06/2023	1,032	$1,025	$1,032
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	06/2023	1,915	$1,907	$1,915
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	06/2023	1,527	$1,516	$1,527
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	06/2023	1,139	$1,130	$1,139
		Unitranche First Lien Term Loan	S + 650 (100 Floor)	12/2025	200	$197	$200
		Unitranche First Lien Revolver	S + 650 (100 Floor)	06/2023	488	$485	$488

Wrench Group LLC 1787 Williams Dr. Marietta, GA 30066	Consumer Services	Senior Secured Second Lien Term Loan	L + 787.5	04/2027	4,833	$4,733	$4,833
		Common Stock			4,082	$410	$1,485	0.1%
		Common Stock			1,143	$115	$416	0.0%

Xpress Global Systems, LLC 6137 Shallowford Rd Chattanooga, TN 37421	Transportation	Common Stock			12,544	$—	$1,254	31.4%

*

The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Prime (“P”), SOFR (“S”), CDOR (“C”), EURIBOR (“E”), SONIA (“SN”), or BBSY (“B”) and which reset monthly, quarterly, semiannually or annually. For each, CCAP has provided the spread over the reference rate at the reporting date. As of September 30, 2022, the reference rates for CCAP’s variable rate loans are represented in the below table. Certain investments are subject to an interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.

	Tenor
Reference Rate	Overnight	1 month	3 month	6 Month	12 Month
LIBOR (“L”)	—	3.14%	3.76%	4.23%	—
Prime (“P”)	6.25%	—	—	—	—
SOFR (“S”)	—	3.03%	3.55%	3.98%	—
CDOR (“C”)	—	3.69%	4.11%	—	—
EURIBOR (“E”)	—	0.68%	1.17%	1.81%	2.56%
SONIA (“SN”)	2.19%	—	—	—	—
BBSY (“B”)	—	—	3.11%	—	—

(1)

CCAP has determined that indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, CCAP may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of CCAP’s total assets.

(2)

CCAP generally earns a higher interest rate on the “last out” tranche of debt, to the extent the debt has been allocated to “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(3)

As defined in the Investment Company Act, CCAP is deemed to “control” this portfolio company as CCAP either owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

(4)	As defined in the Investment Company Act, the company is deemed to be an “Affiliated Investment” of CCAP as CCAP owns 5% or more of the portfolio company’s securities.

MANAGEMENT OF CCAP

The information contained under the captions “Proposal I and II: Election of Class I and Class III Directors” and “Corporate Governance” in the definitive proxy statement for CCAP’s 2022 Annual Meeting of Stockholders, filed with the SEC on March 29, 2022, and “Part I. Item 1. Business” in CCAP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 23, 2022, is incorporated by reference herein. The description below supplements such information.

Board of Directors

On August 5, 2022, the CCAP Board increased the size of the CCAP Board from five to six members and, on the recommendation of the Nominating and Corporate Governance Committee of the CCAP Board, appointed Susan Yun Lee as an independent Class II director to fill the vacancy created by such increase. Ms. Lee will serve as a member of CCAP’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The initial term of Ms. Lee, a Class II director, will expire at CCAP’s 2023 annual meeting of stockholders. The CCAP Board has determined that Ms. Lee is not an interested person as defined in Section 2(a)(19) of the Investment Company Act and is independent within the meaning of the independence standards of the SEC and the Nasdaq Marketplace Rules. As an independent director, Ms. Lee will receive the same compensation as that to be provided to CCAP’s other independent directors.

Ms. Lee was the founding Chief Investment Officer for a family office and foundation. Previously, Ms. Lee managed investment assets for The Broad Foundations and family office, investing across asset classes through funds, co-investments, and direct investments. Earlier, Ms. Lee built and led a private equity, private credit, and venture capital investment practice and advised endowments and foundations on overall portfolio asset allocation and implementation strategies as a Partner at Angeles Investment Advisors. She has also made direct investments in private companies and worked with portfolio companies on growth and capital financings as a private equity investor at Black Canyon Capital and Vintage Capital Partners. Earlier in her career, she developed and implemented strategy at Fortune 500 companies while at Bain & Company and The Walt Disney Company. Ms. Lee has a M.B.A from Harvard Business School where she earned honors and was a Toigo Fellow. She graduated with a B.A. in economics from Stanford University, Phi Beta Kappa and with multiple awards.

Portfolio Management

CCAP considers the members of CCAP Advisor’s Investment Committee to be CCAP’s portfolio managers. The following individuals function as portfolio managers with the most significant responsibility for the day-to-day management of CCAP’s portfolio.

Name	Position	Length of Service with CCAP Advisor (years)	Principal Occupation(s) During Past Five Years
John S. Bowman	Managing Director, Crescent Capital Group LP	Since 2012	Serves on CCAP Advisor’s investment committee; Managing Director and co-head of Crescent Capital Group LP’s U.S. Direct Lending business. Prior to joining Crescent Capital Group LP in 2012, Mr. Bowman was president of HighPoint Capital Management, LLC (a U.S. direct lending business which he co-founded in 2005).

Name	Position	Length of Service with CCAP Advisor (years)	Principal Occupation(s) During Past Five Years
Jason A. Breaux	Chief Executive Officer, CCAP	Since 2000	Chairman of CCAP Advisor’s investment committee and Managing Director of Crescent Capital Group LP within the private credit strategy.

Christopher G. Wright	Managing Director, Crescent Capital Group LP	Since 2001	Serves on CCAP Advisor’s investment committee; Managing Director of Crescent Capital Group LP focusing on mezzanine finance.

Collectively or separately, as of September 30, 2022, John Bowman, Jason Breaux and Chris Wright are also primarily responsible for the day-to-day management of certain other accounts and pooled investment vehicles, with approximately $27.0 billion of capital under management, of which certain accounts and vehicles, with approximately $22.7 billion of capital under management, are subject to performance or incentive fees.

The following table sets forth the dollar range of CCAP’s equity securities based on the closing price of CCAP Common Stock as of December 30, 2022 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2022 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in CCAP(1)
John S. Bowman	None
Jason A. Breaux	$500,001–$1,000,000
Christopher G. Wright	$100,001–$500,000

(1)	Dollar ranges are as follows: none, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or over $1,000,000.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF CCAP

CCAP has procedures in place for the review, approval and monitoring of transactions involving CCAP and certain persons related to it. For example, the audit committee, in consultation with CCAP’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer, is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K). In addition, CCAP has a code of conduct applicable to CCAP’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions, that generally prohibits such persons from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of CCAP. Waivers to the code of conduct can generally only be obtained from the audit committee and are publicly disclosed as required by applicable law and regulations.

As a BDC, CCAP is also subject to certain regulatory requirements that restrict CCAP’s ability to engage in certain related-party transactions. CCAP has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.

For more information, see “Corporate Governance—Certain Relationships and Related Party Transactions” in CCAP’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 29, 2022, incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF CCAP

As of January 19, 2023, there were 30,887,360 shares of CCAP Common Stock outstanding. To CCAP’s knowledge, as of January 19, 2023, there were no persons that owned 25% or more of CCAP’s outstanding voting securities and no person would be deemed to control CCAP, as such term is defined in the Investment Company Act, as a result of share ownership.

The following table sets forth, as of January 19, 2023 (unless otherwise noted), the number of shares of CCAP Common Stock beneficially owned by each of its current directors and named executive officers, all directors and executive officers as a group and beneficial owners who directly or indirectly own, control or hold, with the power to vote, five percent or more of the outstanding CCAP Common Stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of CCAP Common Stock is based upon Schedule 13D, Schedule 13G, Form 4, Form 13F or other filings by such persons with the SEC and other information obtained from such persons.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Name and Address(1)	Type of ownership	Shares owned		Percentage of outstanding CCAP Common Stock
Directors and Executive Officers:
Independent Directors
Kathleen S. Briscoe	Common	—		—
Michael S. Segal	Common	4,121		*
Steven F. Strandberg	Common	232,876		*
George G. Strong, Jr.	Common	28,857		*
Susan Yun Lee	Common	—		—
Interested Directors
Elizabeth Ko	Common	—		—
Executive Officers
Jason Breaux	Common	41,592		*
Erik Barrios	Common	1,750		*
Gerhard Lombard	Common	22,896		*
Joseph A. Hanlon	Common	25,353		*
George P. Hawley	Common	10,065		*
Raymond Barrios	Common	13,710		*
Kirill Bouek	Common	623		*
All Directors and Executive Officers as a Group (13 persons)		381,843		1.2%
Five Percent Stockholders
Allied World Assurance Company, Ltd. 27 Richmond Road Pembroke, Bermuda, HM 08	Common	2,956,755	(2)	9.57%
Fidelity & Guaranty Life Insurance Company Two Ruan Center, 601 Locust Street, 14th Fl., Des Moines, IA 50309	Common	4,205,307	(3)	13.6%
Texas County & District Retirement System Barton Oaks Plaza IV, 901 Mopac South, Ste. 500, Austin, TX 78746	Common	5,001,753	(4)	16.2%

Name and Address(1)	Type of ownership	Shares owned		Percentage of outstanding CCAP Common Stock
UFCW-Northern California Employers Joint Pension Plan 1000 Burnett Ave, Ste. 200 Concord, CA 94520	Common	4,228,985	(5)	13.7%

*	Less than 1%.
(1)	The address for each director or officer is c/o Crescent Capital BDC, Inc., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.
(2)	Information obtained from a joint Schedule 13G filed by Allied World Assurance Company, Ltd. with the SEC on February 14, 2022 reporting share ownership as of February 14, 2022.

(3)	Information obtained from a Form 13F-HR filed by Fidelity National Financial, Inc. with the SEC on November 10, 2022 reporting share ownership as of September 30, 2022.

(4)	Information obtained from a Schedule 13G/A filed by Texas County & District Retirement System with the SEC on January 25, 2022 reporting share ownership as of December 31, 2021.

(5)	Information obtained from a Schedule 13G/A filed by UFCW-Northern California Employers Joint Pension Plan with the SEC on February 17, 2021 reporting share ownership as of December 31, 2020.

BUSINESS OF FCRD

The information in “Business” in Part I, Item 1 of FCRD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 4, 2022, is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF FCRD

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of FCRD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 4, 2022, and in Part I, Item 2 of FCRD’s Quarterly Report on Form 10-Q for the period ended September 30, 2022, filed with the SEC on November 8, 2022, is incorporated herein by reference.

SENIOR SECURITIES OF FCRD

Information about FCRD’s senior securities is shown as of the dates indicated in the table below. This information about FCRD’s senior securities should be read in conjunction with FCRD’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FCRD” as incorporated by reference herein.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Facility
Fiscal 2022 (as of September 30, 2022, unaudited)	$110,700	$1,682	$—	N/A
Fiscal 2021	$114,100	$1,833	$—	N/A
Fiscal 2020	$57,661	$2,083	$—	N/A
Fiscal 2019	$66,161	$2,275	$—	N/A
Fiscal 2018	$107,657	$2,332	$—	N/A
Fiscal 2017	$167,317	$2,230	$—	N/A
Fiscal 2016	$107,861	$2,314	$—	N/A
Fiscal 2015	$152,151	$2,219	$—	N/A
Fiscal 2014	$188,351	$2,286	$—	N/A
Fiscal 2013	$111,300	$3,217	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Term Loan Facility
Fiscal 2016	$75,000	$2,314	$—	N/A
Fiscal 2015	$106,500	$2,219	$—	N/A
Fiscal 2014	$106,500	$2,286	$—	N/A
Fiscal 2013	$93,000	$3,217	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A
2021 Notes
Fiscal 2017	$50,000	$2,230	$—	$1,021
Fiscal 2016	$50,000	$2,314	$—	$1,011
Fiscal 2015	$50,000	$2,219	$—	$1,015
Fiscal 2014	$50,000	$2,286	$—	$1,023
2022 Notes
Fiscal 2020	$60,000	$2,083	$—	$973
Fiscal 2019	$60,000	$2,275	$—	$1,014
Fiscal 2018	$60,000	$2,332	$—	$1,022
Fiscal 2017	$60,000	$2,230	$—	$1,036
Fiscal 2016	$60,000	$2,314	$—	$1,012
Fiscal 2015	$35,000	$2,219	$—	$997
2023 Notes
Fiscal 2020	$51,607	$2,083	$—	$972
Fiscal 2019	$51,607	$2,275	$—	$1,033
Fiscal 2018	$51,607	$2,332	$—	$1,005
2026 Notes
Fiscal 2022 (as of September 30, 2022, unaudited)	$111,600	$1,682	$—	$974
Fiscal 2021	$111,600	$1,833	$—	$1,034

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Total Senior Securities
Fiscal 2022 (as of September 30, 2022, unaudited)	$222,300	$1,682	$—	N/A
Fiscal 2021	$225,700	$1,833	$—	N/A
Fiscal 2020	$169,268	$2,083	$—	N/A
Fiscal 2019	$177,768	$2,275	$—	N/A
Fiscal 2018	$219,264	$2,332	$—	N/A
Fiscal 2017	$277,317	$2,230	$—	N/A
Fiscal 2016	$292,861	$2,314	$—	N/A
Fiscal 2015	$343,651	$2,219	$—	N/A
Fiscal 2014	$344,851	$2,286	$—	N/A
Fiscal 2013	$204,300	$3,217	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.

(4)

Not applicable, except for with respect to the 2021 Notes, the 2022 Notes, the 2023 Notes and the 2026 Notes as other senior securities are not or were not registered for public trading on a stock exchange. The average market price per unit for each of the 2021 Notes, the 2022 Notes, the 2023 Notes and the 2026 Notes is based on the average daily closing prices as reported on the NYSE during the period presented and is expressed per $1,000 of indebtedness.

PORTFOLIO COMPANIES OF FCRD

The following table sets forth certain information as of September 30, 2022, for each portfolio company in which FCRD had a debt or equity investment. Other than these investments, FCRD’s only formal relationships with its portfolio companies are the managerial assistance ancillary to its investments that FCRD may provide, if requested, and the board observation or participation rights FCRD may receive.

PORTFOLIO COMPANIES

As of September 30, 2022

(dollar amounts in thousands)

(unaudited)

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Non-controlled/non-affiliated investments—190.71% of net asset value
3SI Security Systems
101 Lindenwood Dr, Suite 200 Malvern, PA 19355	Services: Consumer	First lien senior secured debt	10.3% (LIBOR + 6.5%)	12/17/2019	6/16/2023		$3,795	$3,787	$3,719

								$3,787	$3,719
A&A Global Imports, LLC
3359 E. 50th St. Vernon, CA 90058	Containers, Packaging, & Glass	First lien senior secured debt	9.1% (LIBOR + 6.0%)	6/1/2021	6/1/2026		$2,225	$2,188	$2,114
		First lien senior secured debt (8)	9.1% (LIBOR + 6.0%)	6/1/2021	6/1/2026		447	435	424

								$2,623	$2,538
A&R Logistics Holdings, Inc.
600 N. Hurstbourne Pkwy, Suite 110 Louisville, KY 40222	Transportation: Cargo	First lien senior secured debt	9.0% (SOFR + 6.0%)	7/29/2021	5/3/2025		$2,355	$2,321	$2,355
		First lien senior secured debt	9.5% (SOFR + 6.5%)	2/24/2022	5/3/2025		446	438	446
		First lien senior secured debt	9.5% (SOFR + 6.5%)	6/30/2022	5/3/2025		253	249	253

								$3,008	$3,054
ACON Igloo Investors I, LLC
1133 Connecticut Ave, NW, Ste 700 Washington, DC 20036	Investment Funds And Vehicles	Investment in funds (10)(18)(21)		4/30/2014				$1,673	$449

								$1,673	$449
Action Point, Inc
19310 San Jose Ave City of Industry, CA 91748	Chemicals, Plastics, & Rubber	First lien senior secured debt	10.3% (LIBOR + 6.5%)	5/5/2021	11/5/2026		$511	$502	$511
		First lien senior secured debt	10.3% (LIBOR + 6.5%)	12/17/2020	6/17/2026		3,275	3,226	3,275
		First lien senior secured debt	10.3% (LIBOR + 6.5%)	11/30/2021	11/30/2026		248	244	248
		First lien senior secured debt (8)	10.3% (LIBOR + 6.5%)	12/17/2020	6/17/2026		303	292	303
		First lien senior secured debt	8.8% (LIBOR + 6.5%)	7/15/2022	6/17/2026		846	832	846

								$5,096	$5,183

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Advanced Web Technologies
600 Hoover St Northeast Suite 500 Minneapolis, MN 55413	Containers, Packaging, & Glass	First lien senior secured debt	10.0% (LIBOR + 6.3%)	12/17/2020	12/17/2026		$2,017	$1,988	$1,987
		First lien senior secured debt (22)	10.0% (LIBOR + 6.3%)	12/17/2020	12/17/2026		793	782	781
		First lien senior secured debt (8)	10.0% (LIBOR + 6.3%)	12/17/2020	12/17/2026		46	41	45

								$2,811	$2,813
Alcanza Clinical Research
421 Merrimack Street, Suite 203 Methuen, MA 01844	Healthcare & Pharmaceuticals	First lien senior secured debt	9.0% (LIBOR + 5.3%)	12/21/2021	12/15/2027		$498	$491	$493
		First lien senior secured debt	9.0% (LIBOR + 5.3%)	3/23/2022	12/15/2027		6,600	6,496	6,534
		First lien senior secured debt (8)(9)	9.0% (LIBOR + 5.3%)	12/21/2021	12/15/2027		—	(2)	—
		First lien senior secured debt (9)(22)	9.0% (LIBOR + 5.3%)	12/21/2021	12/15/2027		—	(1)	—

								$6,984	$7,027
Allied Wireline Services, LLC
3200 Wilcrest Dr., Suite 170 Houston, TX 77042	Energy: Oil & Gas	First lien senior secured debt (11)(24)	10.0% PIK	6/15/2020	6/15/2025		$5,991	$4,971	$3,647
		Equity investments (10)(13)(18)		6/15/2020		4.54%	4,538	144	—
		Equity investments (10)(13)(18)		6/15/2020		2.06%	2,063	—	—

								$5,115	$3,647
Alpine SG, LLC
1333 N. California Blvd., Suite 448 Walnut Creek, CA 94596	High Tech Industries	First lien senior secured debt	9.6% (SOFR + 6.0%)	11/5/2021	11/5/2027		$1,351	$1,331	$1,328
		First lien senior secured debt	9.6% (SOFR + 6.0%)	5/6/2022	11/5/2027		967	949	950
		First lien senior secured debt	9.6% (SOFR + 6.0%)	5/6/2022	11/5/2027		3,363	3,316	3,304
		First lien senior secured debt (8)(9)	9.6% (SOFR + 6.0%)	11/5/2021	11/5/2027		—	(1)	—
		First lien senior secured debt	9.6% (SOFR + 6.0%)	8/18/2022	11/5/2027		536	523	526

								$6,118	$6,108
Alpine X
One California Street, Suite 2900 San Francisco, CA 94111	Services: Business	First lien senior secured debt	9.0% (SOFR + 6.0%)	12/27/2021	12/21/2027		$1,422	$1,397	$1,408
		First lien senior secured debt (29)	9.0% (SOFR + 6.0%)	12/27/2021	12/21/2027		913	897	904
		First lien senior secured debt (8)	9.6% (SOFR + 6.0%)	12/27/2021	12/21/2027		134	127	133
		First lien senior secured debt	9.0% (SOFR + 6.0%)	9/16/2022	12/21/2027		1,500	1,459	1,485

								$3,880	$3,930
Apex Services Partners, LLC
401 East Jackson St., Suite 3300 Tampa, FL 33602	Capital Equipment	First lien senior secured debt	8.4% (LIBOR + 5.3%)	2/11/2020	7/31/2025		$5,246	$5,219	$5,246

								$5,219	$5,246
Automated Control Concepts, Inc.
3535 State Route 66 Neptune, NJ 07753	High Tech Industries	First lien senior secured debt	10.3% (LIBOR + 6.5%)	10/22/2021	10/22/2026		$3,652	$3,598	$3,506
		First lien senior secured debt (8)	10.3% (LIBOR + 6.5%)	10/22/2021	10/22/2026		167	156	160

								$3,754	$3,666

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Bandon Fitness (Texas) Inc.
3508 Far West Blvd. , Suite 355 Austin, TX 78731	Services: Consumer	First lien senior secured debt	9.6% (SOFR + 6.0%)	7/27/2022	7/27/2028		$4,835	$4,765	$4,762
		First lien senior secured debt (8)	9.6% (SOFR + 6.0%)	7/27/2022	7/27/2028		168	162	165
		First lien senior secured debt (22)	9.6% (SOFR + 6.0%)	7/27/2022	7/27/2028		154	137	152

								$5,064	$5,079
BCDI Rodeo Dental Buyer, LLC
1141 US-77 BUS #G San Benito, TX 78586	Healthcare & Pharmaceuticals	First lien senior secured debt	8.8% (LIBOR + 5.0%)	5/14/2019	5/14/2025		$5,748	$5,721	$5,633
		First lien senior secured debt (8)	8.8% (LIBOR + 5.0%)	5/14/2019	5/14/2025		242	235	237
		First lien senior secured debt (8)	8.8% (LIBOR + 5.0%)	5/14/2019	5/14/2025		1,285	1,279	1,260
		First lien senior secured debt (29)	8.8% (LIBOR + 5.0%)	11/22/2021	11/22/2027		100	99	98

								$7,334	$7,228
Camin Cargo Control, Inc.
1800 Dabney Drive Pasadena, TX 77502	Services: Business	First lien senior secured debt	9.6% (LIBOR + 6.5%)	6/10/2021	6/4/2026		$3,576	$3,550	$3,540

								$3,550	$3,540
CC Amulet Management, LLC
1164 National Drive, Suite 40 Sacramento, CA 95834	Healthcare & Pharmaceuticals	First lien senior secured debt	8.4% (LIBOR + 5.3%)	8/31/2021	8/31/2027		$5,090	$5,028	$4,989
		First lien senior secured debt (8)	8.4% (LIBOR + 5.3%)	8/31/2021	8/31/2027		563	553	551
		First lien senior secured debt (9)(22)	8.4% (LIBOR + 5.3%)	8/31/2021	8/31/2027		—	(4)	—

								$5,577	$5,540
Cedar Services Group, LLC
1 California St., Suite 2900 San Francisco, CA 94114	Sovereign & Public Finance	First lien senior secured debt	9.8% (LIBOR + 6.0%)	6/9/2021	6/11/2027		$2,882	$2,846	$2,853
		First lien senior secured debt	9.8% (LIBOR + 6.0%)	3/1/2022	6/11/2027		995	977	985
		First lien senior secured debt (22)	9.8% (LIBOR + 6.0%)	6/9/2021	6/11/2027		1,264	1,247	1,251
		First lien senior secured debt (8)(9)	9.8% (LIBOR + 6.0%)	6/9/2021	6/11/2027		—	(10)	—
		First lien senior secured debt (9)(22)	9.8% (LIBOR + 6.0%)	3/1/2022	6/11/2027		—	(13)	—

								$5,047	$5,089
Certify, Inc.
20 York St., Suite 201 Portland, ME 04101	Services: Business	First lien senior secured debt	8.6% (LIBOR + 5.5%)	2/28/2019	2/28/2024		$1,544	$1,537	$1,544
		First lien senior secured debt (23)	8.6% (LIBOR + 5.5%)	2/28/2019	2/28/2024		211	210	211
		First lien senior secured debt (8)	8.6% (LIBOR + 5.5%)	2/28/2019	2/28/2024		18	17	18
		Equity investments (18)		2/28/2019		0.02%	841	175	235

								$1,939	$2,008
ConvenientMD
111 New Hampshire Ave., Suite 2 Portsmouth, NH 03801	Healthcare & Pharmaceuticals	First lien senior secured debt	8.8% (LIBOR + 5.0%)	6/9/2021	6/15/2027		$5,431	$5,363	$5,431
		First lien senior secured debt (8)(9)	8.8% (LIBOR + 5.0%)	6/9/2021	6/15/2027		—	(8)	—
		First lien senior secured debt (9)(22)	8.8% (LIBOR + 5.0%)	6/9/2021	6/15/2027		—	(7)	—

								$5,348	$5,431

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Danforth Advisors
300 5th Avenue Waltham, MA 02451	Services: Business	First lien senior secured debt	9.0% (LIBOR + 5.3%)	12/9/2021	12/9/2027		$190	$187	$187
		First lien senior secured debt	9.0% (LIBOR + 5.3%)	12/9/2021	12/9/2027		—	—	—

								$187	$187
Doxa Insurance Holdings, LLC
1502 Magnavox Way, Suite 250 Fort Wayne, IN 46804	Insurance	First lien senior secured debt	10.0% (LIBOR + 6.3%)	12/4/2020	12/4/2026		$1,572	$1,544	$1,541
		First lien senior secured debt (8)(9)	10.0% (LIBOR + 6.3%)	12/4/2020	12/4/2026		—	(6)	—
		First lien senior secured debt (22)	10.0% (LIBOR + 6.3%)	12/4/2020	12/4/2026		1,902	1,868	1,864
		First lien senior secured debt (22)	10.0% (LIBOR + 6.3%)	8/16/2021	12/4/2026		715	680	701
		Equity investments (10)(13)(18)		12/4/2020		0.20%	257,116	224	224

								$4,310	$4,330
EBS Intermediate LLC
436 North Bedford Drive, Suite 304 Beverly Hills, CA 90210	Services: Consumer	First lien senior secured debt	8.1% (LIBOR + 5.0%)	10/2/2018	10/2/2023		$7,624	$7,596	$7,624
		First lien senior secured debt	8.1% (LIBOR + 5.0%)	5/5/2021	10/2/2023		246	243	246
		First lien senior secured debt (8)(9)	8.1% (LIBOR + 5.0%)	10/2/2018	10/2/2023		—	(6)	—

								$7,833	$7,870
ECL Entertainment
5629 Nashville Road Franklin, KY 42134	Hotel, Gaming, & Leisure	First lien senior secured debt (27)	11.3% (LIBOR + 7.5%)	3/31/2021	5/1/2028		$2,963	$2,938	$2,940

								$2,938	$2,940
Endo1 Partners
1800 West Loop S., Suite 2000 Houston, TX 77027	Healthcare & Pharmaceuticals	First lien senior secured debt (30)	8.0% (SOFR + 5.0%)	12/17/2021	3/24/2026		$998	$981	$983

								$981	$983
Freeport Financial SBIC Fund LP
300 North LaSalle, Suite 5300 Chicago, IL 60654	Investment Funds And Vehicles	Investments in funds (14)(18)(21)		6/14/2013				$2,011	$2,070

								$2,011	$2,070
Gener8, LLC
500 Mercury Drive Sunnyvale, CA 94085	Services: Business	First lien senior secured debt	8.6% (LIBOR + 5.5%)	8/14/2018	8/8/2023		$5,753	$5,737	$5,753
		First lien senior secured debt	8.6% (LIBOR + 5.5%)	11/30/2021	8/8/2023		248	245	248
		First lien senior secured debt (8)	8.6% (LIBOR + 5.5%)	8/14/2018	8/8/2023		1,500	1,496	1,500

								$7,478	$7,501
Groundworks Operations, LLC
1741 Corporate Landing Pkwy Virginia Beach, VA 23454	Construction & Building	First lien senior secured debt	8.1% (LIBOR + 5.0%)	7/9/2020	1/17/2026		$1,912	$1,889	$1,912
		First lien senior secured debt	8.1% (LIBOR + 5.0%)	3/18/2021	1/17/2026		2,481	2,456	2,481
		First lien senior secured debt (22)	8.1% (LIBOR + 5.0%)	7/9/2020	1/17/2026		842	838	842

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
		First lien senior secured debt (22)	8.1% (LIBOR + 5.0%)	7/9/2020	1/17/2026		1,310	1,297	1,310
		First lien senior secured debt (8)(9)	8.1% (LIBOR + 5.0%)	7/9/2020	1/17/2026		—	(1)	—

								$6,479	$6,545
Gryphon Partners 3.5, L.P.
One Maritime Plaza, Suite 2300 San Francisco, CA 94111	Investment Funds And Vehicles	Investments in funds (14)(18)(21)		11/20/2012				$299	$299

								$299	$299
HealthDrive Corporation
888 Worcester Street Wellesley, MA 02482	Healthcare & Pharmaceuticals	First lien senior secured debt	8.8% (SOFR + 5.8%)	12/21/2018	12/21/2023		$9,625	$9,601	$9,529
		First lien senior secured debt	8.8% (SOFR + 5.8%)	8/30/2021	12/21/2023		99	98	98
		First lien senior secured debt	8.8% (SOFR + 5.8%)	6/17/2022	12/21/2023		249	246	247
		First lien senior secured debt (22)	8.8% (SOFR + 5.8%)	8/30/2021	12/21/2023		18	18	18
		First lien senior secured debt (8)(9)	8.8% (SOFR + 5.8%)	12/21/2018	12/21/2023		—	(4)	—

								$9,959	$9,892
Hudson’s Bay Company ULC (7)
401 Bay Street Toronto, Ontario, M5H 2Y4 Canada	Retail	First lien senior secured debt (7)	10.5% (LIBOR + 7.3%)	9/30/2021	9/29/2026		$6,622	$6,516	$6,622

								$6,516	$6,622
iLending LLC
7257 S. Tucson Way Englewood, CO 80112	Banking	First lien senior secured debt	9.1% (LIBOR + 6.0%)	6/21/2021	6/21/2026		$4,380	$4,329	$4,380
		First lien senior secured debt (8)(9)	9.8% (LIBOR + 6.0%)	6/21/2021	6/21/2026		—	(8)	—

								$4,321	$4,380
Ingenio, LLC
182 Howard Street, Suite 826 San Francisco, CA 94105	Media: Broadcasting & Subscription	First lien senior secured debt	10.3% (LIBOR + 7.2%)	8/3/2021	8/3/2026		$5,052	$4,994	$4,951
		First lien senior secured debt	10.3% (LIBOR + 7.2%)	4/28/2022	8/3/2026		2,234	2,199	2,189

								$7,193	$7,140
Integrated Pain Management Medical Group, Inc.
165 Lennon Lane Walnut Creek, CA 09459	Healthcare & Pharmaceuticals	First lien senior secured debt	9.5% (SOFR + 6.5%)	6/7/2021	6/17/2026		$3,143	$3,097	$3,143
		First lien senior secured debt	9.5% (SOFR + 6.5%)	5/10/2022	6/17/2026		863	847	863
		First lien senior secured debt (22)	9.5% (SOFR + 6.5%)	6/7/2021	6/17/2026		377	371	377
		First lien senior secured debt (8)(9)	9.5% (SOFR + 6.5%)	6/7/2021	6/17/2026		—	(7)	—

								$4,308	$4,383

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
IRC Opco LLC
401 N. Michigan Ave., Suite 1200 Chicago, IL 60611	Healthcare & Pharmaceuticals	First lien senior secured debt	9.3% (LIBOR + 5.5%)	1/4/2019	1/4/2023		$5,238	$5,234	$5,238
		First lien senior secured debt	9.3% (LIBOR + 5.5%)	7/1/2021	1/4/2023		988	984	988
		First lien senior secured debt	9.3% (LIBOR + 5.5%)	10/21/2021	1/4/2026		248	244	248
		First lien senior secured debt (8)(9)	9.3% (LIBOR + 5.5%)	1/4/2019	1/5/2026		—	(1)	—

								$6,461	$6,474
Kobra International, LTD.
525 Fashion Avenue New York, NY 10018	Consumer Goods: Durable	First lien senior secured debt	10.1% (LIBOR + 7.0%)	5/17/2022	5/17/2025		$4,576	$4,512	$4,508

								$4,512	$4,508
Lash Opco LLC
1256 Main Street, Suite 256 Southlake, TX 76092	Consumer Goods: Non-Durable	First lien senior secured debt	10.8% (LIBOR + 7.0%)	9/18/2020	3/18/2026		$2,969	$2,922	$2,947
		First lien senior secured debt	10.8% (LIBOR + 7.0%)	8/18/2021	1/18/2027		3,027	2,971	3,004
		First lien senior secured debt	10.8% (LIBOR + 7.0%)	12/31/2020	3/18/2026		983	964	975
		First lien senior secured debt (8)	10.8% (LIBOR + 7.0%)	8/18/2021	8/18/2026		137	131	136

								$6,988	$7,062
Lighthouse Behavioral Health Solutions, LLC
4214 E. Main St. Columbus, OH 43213	Healthcare & Pharmaceuticals	First lien senior secured debt	8.8% (SOFR + 5.8%)	3/28/2022	3/28/2028		$2,279	$2,247	$2,267
		First lien senior secured debt (22)	8.8% (SOFR + 5.8%)	3/28/2022	3/28/2028		475	444	473
		First lien senior secured debt (8)	8.8% (SOFR + 5.8%)	3/28/2022	3/28/2028		458	442	456

								$3,133	$3,196
Lighthouse Lab Services
1337 Hundred Oaks Drive, Suite A Charlotte, NC 28217	Healthcare & Pharmaceuticals	First lien senior secured debt	8.8% (LIBOR + 5.0%)	10/25/2021	10/25/2027		$5,353	$5,284	$5,273
		First lien senior secured debt	8.1% (LIBOR + 5.0%)	10/25/2021	10/25/2027		—	—	—
		First lien senior secured debt (8)	8.8% (LIBOR + 5.0%)	10/25/2021	10/25/2027		460	440	453

								$5,724	$5,726
MarkLogic Corporation
999 Skyway Road, Suite 200 San Carlos, CA 94070	High Tech Industries	First lien senior secured debt	9.0% (SOFR + 6.0%)	10/20/2020	10/20/2025		$5,800	$5,705	$5,800
		First lien senior secured debt	9.5% (SOFR + 6.5%)	11/23/2021	10/20/2025		840	826	840
		First lien senior secured debt (8)	9.5% (SOFR + 6.5%)	11/23/2021	10/20/2025		563	554	563
		First lien senior secured debt (8)(9)	9.0% (SOFR + 6.0%)	10/20/2020	10/20/2025		—	(3)	—

								$7,082	$7,203
Marlin DTC-LS Midco 2, LLC
500 Enterprise Drive, 2nd Fl Rocky Hill, CT 06067	Services: Consumer	First lien senior secured debt	10.3% (LIBOR + 6.5%)	3/5/2021	7/1/2025		$3,049	$3,011	$3,049
		First lien senior secured debt (8)(9)	10.3% (LIBOR + 6.5%)	3/5/2021	7/1/2025		—	(2)	—

								$3,009	$3,049

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Matilda Jane Holdings, Inc.
4031 Merchant Road Fort Wayne, IN 46818	Consumer Goods: Non-Durable	First lien senior secured debt (19)	15.8% (PRIME + 9.5%)	4/28/2017	12/30/2022		$11,520	$10,982	$2,304
		First lien senior secured debt (8)(19)	15.8% (PRIME + 9.5%)	10/30/2020	12/30/2022		1,642	1,590	328
		Equity investments (12)(17)		4/28/2017		11.00%	2,587,855	489	—

								$13,061	$2,632
MeriCal, LLC
2995 East Miraloma Avenue Anaheim, CA 92806	Consumer Goods: Non-Durable	First lien senior secured debt	10.3% (SOFR + 6.8%)	11/16/2018	11/16/2023		$7,289	$7,289	$7,180
		Equity investments (10)(12)(17)		9/30/2016		0.75%	521	505	328
		Equity investments (10)(12)(18)		9/30/2016		0.66%	5,334	10	—

								$7,804	$7,508
Multi Specialty Healthcare LLC
9601 Pulaski Park Dr., Suite 416 Baltimore, MD 21220	Healthcare & Pharmaceuticals	First lien senior secured debt	9.8% (SOFR + 6.3%)	12/18/2020	12/18/2026		$3,723	$3,667	$3,658
		First lien senior secured debt	9.8% (SOFR + 6.3%)	9/24/2021	12/18/2026		99	97	97
		First lien senior secured debt (8)(9)	9.8% (SOFR + 6.3%)	12/18/2020	12/18/2026		—	(10)	—
		First lien senior secured debt (8)	9.8% (SOFR + 6.3%)	9/24/2021	12/18/2026		150	147	147
		First lien senior secured debt	9.8% (SOFR + 6.3%)	8/5/2022	12/18/2026		2,808	2,760	2,758

								$6,661	$6,660
Newcleus, LLC
411 South State Street, 3rd Floor Newtown, PA 18940	Insurance	First lien senior secured debt	9.5% (LIBOR + 5.8%)	8/2/2021	8/2/2026		$5,021	$4,963	$4,896
		First lien senior secured debt (22)	9.5% (LIBOR + 5.8%)	8/2/2021	8/2/2026		136	127	132
		First lien senior secured debt (8)(9)	9.5% (LIBOR + 5.8%)	8/2/2021	8/2/2026		—	(5)	—

								$5,085	$5,028
NWN Parent Holdings LLC
271 Waverly Oaks Road Waltham, MA 02452	Telecommunications	First lien senior secured debt	9.6% (LIBOR + 6.5%)	5/26/2021	5/7/2026		$3,265	$3,242	$3,069
		First lien senior secured debt (8)	9.6% (LIBOR + 6.5%)	5/26/2021	5/7/2026		280	276	264

								$3,518	$3,333
Owl Landfill Services, LLC
8201 Preston Road, Suite 520 Dallas, TX 75225	Environmental Industries	First lien senior secured debt	8.9% (LIBOR + 5.8%)	6/30/2021	6/30/2026		$3,485	$3,442	$3,442

								$3,442	$3,442
PDFTron Systems Inc.
500-838 West Hastings Street Vancouver, BC, V6C 0A6 Canada	Services: Business	First lien senior secured debt (7)	8.5% (SOFR + 5.5%)	7/15/2021	7/13/2027		$1,624	$1,598	$1,600
		First lien senior secured debt (7)	8.5% (SOFR + 5.5%)	3/24/2022	7/15/2027		4,988	4,898	4,913
		First lien senior secured debt (7)(22)	8.5% (SOFR + 5.5%)	7/15/2021	7/13/2027		522	514	514
		First lien senior secured debt (7)(8)	8.5% (SOFR + 5.5%)	7/15/2021	7/15/2026		149	145	147

								$7,155	$7,174

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Point Quest Acquisition, LLC
9355 East Stockton Blvd , Suite 225 Elk Grove, CA 95624	Healthcare & Pharmaceuticals	First lien senior secured debt	9.6% (SOFR + 6.0%)	8/12/2022	8/12/2028		$3,536	$3,484	$3,483
		First lien senior secured debt (8)	9.6% (SOFR + 6.0%)	8/12/2022	8/12/2028		393	377	387

								$3,861	$3,870
Quartermaster Newco, LLC
428 Greenwich Street New York, NY 10013	Healthcare & Pharmaceuticals	First lien senior secured debt	9.5% (SOFR + 6.5%)	7/31/2020	7/31/2025		$3,073	$3,055	$3,042
		First lien senior secured debt	10.0% (SOFR + 7.0%)	5/13/2022	7/31/2025		4,037	3,975	3,997
		First lien senior secured debt (8)(9)	10.0% (SOFR + 7.0%)	7/31/2020	7/31/2025		—	(2)	—

								$7,028	$7,039
Quorum Health Resources
1573 Mallory Lane, Suite 200 Brentwood, T 37027	Healthcare & Pharmaceuticals	First lien senior secured debt	8.9% (LIBOR + 5.8%)	5/28/2021	5/26/2027		$5,326	$5,287	$5,259
		First lien senior secured debt (8)(9)	8.4% (LIBOR + 5.3%)	5/28/2021	5/26/2027		—	(5)	—

								$5,282	$5,259
Revlon Consumer Products Corporation
1 New York Plaza New York, NY 10004	Consumer Goods: Non-Durable	First lien senior secured debt (14)	8.9% (LIBOR + 5.8%)	3/8/2021	5/7/2024		$2,500	$2,492	$2,500

								$2,492	$2,500
Riveron Acquisition Holdings, Inc.
2515 MicKinney Ave., Suite 1200 Dallas, TX 75201	Finance	First lien senior secured debt	9.5% (LIBOR + 5.8%)	5/22/2019	5/22/2025		$8,035	$7,964	$8,035

								$7,964	$8,035
Sequoia Consulting Group, LLC
1850 Gateway Dr., Suite 700 San Mateo, CA 94404	Healthcare & Pharmaceuticals	First lien senior secured debt	9.0% (LIBOR + 5.3%)	12/17/2021	11/23/2026		$195	$193	$194
		First lien senior secured debt (8)(9)	9.0% (LIBOR + 5.3%)	12/17/2021	11/23/2026		—	(1)	—

								$192	$194
smarTours, LLC
PO Box 619 Old Greenwich, CT 06870	Services: Consumer	First lien senior secured debt	10.5% (LIBOR + 6.8%)	12/21/2020	12/31/2024		$1,079	$1,079	$1,079
		First lien senior secured debt (8)(11)	8.8% (LIBOR+ 7.8%) (1.0% Cash + 7.8% PIK)	12/21/2020	12/31/2024		2,478	2,478	2,478
		Second lien debt (11)(19)	8.8% PIK (LIBOR + 7.8%)	12/21/2020	12/31/2024		1,518	635	228

								$4,192	$3,785
Socius Insurance Services, Inc.
99 Osgood Place, Suite 200 San Francisco, CA 94133	Banking	First lien senior secured debt	8.8% (LIBOR + 5.0%)	6/30/2021	6/30/2027		$2,911	$2,863	$2,881
		First lien senior secured debt (8)(9)	8.8% (LIBOR + 5.0%)	6/30/2021	6/30/2027		—	(8)	—
		First lien senior secured debt (9)(22)	8.8% (LIBOR + 5.0%)	6/30/2021	6/30/2027		—	(15)	—

								$2,840	$2,881

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
SolutionReach, Inc.
2600 N. Ashton Blvd. Lehi, UT 84043	Services: Consumer	First lien senior secured debt	8.9% (LIBOR + 5.8%)	1/17/2019	1/17/2024		$5,699	$5,669	$5,613
		First lien senior secured debt (8)(9)	8.9% (LIBOR + 5.8%)	1/17/2019	1/17/2024		—	(5)	—

								$5,664	$5,613
Specialty Brands Holdings, LLC
1400 Old Country Rd.	Services: Business	Equity investments (10)(17)		6/29/2018		0.50%	$58	$—	$—
Westbury, NY 11590		Equity investments (10)(18)		6/29/2018		1.00%	1,232	—	—

								$—	$—
SPST Holdings, LLC
PO Box 619	Services: Consumer	Equity investments (10)(13)(17)		12/21/2020		4.00%	$3,237	$—	$—
Old Greenwich, CT 06870		Equity investments (10)(13)(18)		12/21/2020		7.00%	820,040	216	—

								$216	$—
SPST Investors II, LLC
PO Box 619 Old Greenwich, CT 06870	Services: Consumer	Equity investments (10)(13)(18)(25)		12/21/2020		0.65%	$51,095	$51	$—

								$51	$—
SRS Acquiom Holdings LLC
950 17th St., Suite 1400 Denver, CO 80202	Finance	First lien senior secured debt	9.4% (LIBOR + 6.3%)	11/8/2018	11/8/2024		$3,200	$3,189	$3,200

								$3,189	$3,200
SuperHero Fire Protection, LLC
1615 Lakes Parkway, Suite K	Services: Business	First lien senior secured debt	10.0% (LIBOR + 6.3%)	9/1/2021	9/1/2026		$4,261	$4,207	$4,208
Lawrenceville, GA 30043		First lien senior secured debt (22)	10.0% (LIBOR + 6.3%)	9/1/2021	9/1/2026		1,298	1,281	1,282
		First lien senior secured debt (8)	10.0% (LIBOR + 6.3%)	9/1/2021	9/1/2026		153	147	151

								$5,635	$5,641
Technology Partners, LLC
8757 Red Oak Blvd.	High Tech Industries	First lien senior secured debt	8.6% (LIBOR + 5.5%)	11/16/2021	11/16/2027		$4,633	$4,553	$4,540
Charlotte, NC 28217		First lien senior secured debt (8)(9)	8.6% (LIBOR + 5.5%)	11/16/2021	11/16/2027		—	(13)	—
		First lien senior secured debt (9)(22)	8.6% (LIBOR + 5.5%)	11/16/2021	11/16/2027		—	(6)	—

								$4,534	$4,540
The Carlstar Group LLC
725 Cool Springs Blvd #500 Franklin, TN 37067	Consumer Goods: Non-Durable	First lien senior secured debt	10.1% (SOFR + 6.5%)	7/8/2022	7/8/2027		$3,714	$3,638	$3,640
		First lien senior secured debt (8)(9)	10.1% (SOFR + 6.5%)	7/8/2022	7/8/2027		—	(80)	—

								$3,558	$3,640
The Mulch & Soil Company, LLC
4353 Michigan Link Fort Myers, FL 33916	Environmental Industries	First lien senior secured debt	10.0% (LIBOR + 6.3%)	4/30/2021	4/30/2026		$3,701	$3,644	$3,627
		First lien senior secured debt (8)	10.0% (LIBOR + 6.3%)	4/30/2021	4/30/2026		460	449	450

								$4,093	$4,077

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
TMA Buyer, LLC
1876 Utica Square, Third Floor	High Tech Industries	First lien senior secured debt	9.8% (SOFR + 6.3%)	9/30/2021	9/30/2027		$3,113	$3,074	$3,051
Tulsa, OK 74114		First lien senior secured debt (8)(9)	9.8% (SOFR + 6.3%)	9/30/2021	9/30/2027		—	(5)	—
		First lien senior secured debt (22)	9.8% (SOFR + 6.3%)	9/30/2021	9/30/2027		370	360	362

								$3,429	$3,413
Tricor Borrower, LLC
230 W. Cherry St.	Banking	First lien senior secured debt	8.4% (LIBOR + 5.3%)	10/22/2021	10/22/2026		$3,199	$3,158	$3,143
Lancaster, WI 53813		First lien senior secured debt (22)	8.4% (LIBOR + 5.3%)	10/22/2021	10/22/2026		382	368	375
		First lien senior secured debt (8)(9)	8.4% (LIBOR + 5.3%)	10/22/2021	10/22/2026		—	(4)	—

								$3,522	$3,518
TriStrux, LLC
473 US Highway 46	Telecommunications	First lien senior secured debt	9.8% (LIBOR + 6.0%)	12/23/2021	12/15/2026		$2,752	$2,715	$2,649
Clifton, NJ 07011		First lien senior secured debt (8)	9.8% (LIBOR + 6.0%)	12/23/2021	12/15/2026		973	959	937
		First lien senior secured debt (9)(29)	9.8% (LIBOR + 6.0%)	12/23/2021	12/15/2026		965	949	929

								$4,623	$4,515
TTF Holdings, LLC (Soliant)
7 Jon Court Chatsworth, GA 30705	Healthcare & Pharmaceuticals	First lien senior secured debt (31)	7.1% (LIBOR + 4.0%)	3/31/2021	3/25/2028		$3,384	$3,364	$3,317

								$3,364	$3,317
USALCO, LLC
26010Cannery Avenue Baltimore, MD 21226	Chemicals, Plastics, & Rubber	First lien senior secured debt	9.8% (LIBOR + 6.0%)	11/5/2021	10/19/2027		$2,978	$2,952	$2,888

								$2,952	$2,888
Virtus Aggregator, LLC
2649 Causeway Center Drive Tampa, FL 33619	Healthcare & Pharmaceuticals	Equity investments (10)(13)(14)(18)		5/7/2020		0.51%	10	$32	$—

								$32	$—
Wheels Up Experience Inc.
220 West 42nd St., 16th Floor New York, NY 10036	Transportation: Consumer	Equity investments (13)(14)(18)(28)		1/31/2014		0.19%	460,392	$1,000	$530

								$1,000	$530

Total non-controlled/non-affiliated investments—193.55% of net asset value								$312,088	$297,887

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value (6)
Controlled investments—42.43% of net asset value
First Eagle Logan JV, LLC
500 Boylston Street, Suite 1200 Boston, MA 02116	Investment Funds And Vehicles	Investments in funds (10)(14)(15)(16)(18)(21)		12/3/2014				$79,087	$45,555

								$79,087	$45,555
Loadmaster Derrick & Equipment, Inc.
1084 S. Cruse Ave. Broussard, LA 70518	Energy: Oil & Gas	First lien senior secured debt (11)(15)(19)(26)	11.3% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2022		$14,225	$7,307	$—
		First lien senior secured debt (11)(15)(19)(26)	13.0% (LIBOR + 12.0% PIK)	7/1/2016	12/31/2022		3,481	1,053	—
		First lien senior secured debt (11)(15)(19)(26)	11.5% (LIBOR+ 10.3% PIK)	1/17/2017	12/31/2022		15,461	12,620	3,865
		Equity investments (15)(17)		7/1/2016		81.93%	2,956	1,114	—
		Equity investments (15)(18)		12/21/2016		73.83%	12,131	—	—

								$22,094	$3,865
OEM Group, LLC
2120 W. Guadalupe Road Gilbert, AZ 84233	Capital Equipment	First lien senior secured debt (15)	11.3% (LIBOR + 7.5%)	9/30/2020	9/30/2025		$9,385	$9,385	$9,385
		Second lien debt (11)(15)(24)	10.0% PIK	9/30/2020	9/30/2025		53,719	22,203	6,500
		Equity investments (10)(12)(13)(15)(18)(20)		3/16/2016		93.51%	20,000	8,890	—

								$40,478	$15,885

Total controlled investments—42.43% of net asset value								$141,659	$65,305

Non-controlled/affiliated investments—0.00% of net asset value
First Eagle Greenway Fund II LLC

500 Boylston Street, Suite 1200 Boston, MA 02116	Investment Funds And Vehicles	Investments in funds (10)(14)(15)(18)(21)		3/1/2013				$1	$—

								$1	$—

Total non-controlled/affiliated investments—0.00% of net asset value								$1	$—

Total investments—235.96% of net asset value								$453,748	$363,192

(1)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. FCRD generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of September 30, 2022, 21.7% and 17.8% of FCRD’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. FCRD may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of its total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Alternate Base Rate, or ABR, or Secured Overnight Financing Rate, or SOFR, which are effective as of September 30, 2022. LIBOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option, ABR rates are typically indexed to the current prime rate or federal funds rate, and SOFR rates are typically indexed to 30-day or 90-day SOFR rates. Each of the LIBOR, ABR, or SOFR rates may be subject to interest floors. As of September 30, 2022, the 30-day, 90-day and 180-day LIBOR rates were 3.14%, 3.75% and 4.23%, respectively, the ABR rate was 6.25%, and the 30-day and 90-day SOFR rates were 3.04% and 3.59%, respectively.

(5)	Principal includes accumulated PIK interest and is net of repayments.
(6)

Unless otherwise indicated, all investments are valued using significant unobservable inputs. Refer to Level 3 fair value measurements quantitative information table in Note 3 of the consolidated financial statements of FCRD as filed on Form 10-Q for the period ending September 30, 2022 for further detail.

(7)	Foreign company or foreign co-borrower at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	FCRD receives 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(10)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(11)	In certain instances, at the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the portfolio company.
(12)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(13)	Interest held by a wholly owned subsidiary of FCRD.
(14)

Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. The status of these assets under the 1940 Act is subject to change. FCRD monitors the status of these assets on an ongoing basis.

(15)

As defined in Section 2(a)(9) of the 1940 Act, FCRD is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the notes to the consolidated financial statements as filed on Form 10-Q for transactions for the nine months ended September 30, 2022 in which the issuer was a portfolio company that FCRD is deemed to control.

(16)

On December 3, 2014, FCRD entered into an agreement with Perspecta Trident LLC, an affiliate of Perspecta Trust LLC (“Perspecta”) (as described in Note 3 to the consolidated financial statements of FCRD as filed on Form 10-Q for the period ending September 30, 2022) to create First Eagle Logan JV, LLC (formerly known as THL Credit Logan JV LLC), or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of FCRD and Perspecta. Although FCRD owns more than 25% of the voting securities of Logan JV, FCRD does not believe that it has control over Logan JV (other than for purposes of the 1940 Act).

(17)	Preferred stock.
(18)	Common stock and member interest.
(19)	Loan was on non-accrual as of September 30, 2022.
(20)	Includes $577 of cost and $0 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of September 30, 2022.

(21)	Investment is measured at fair value using net asset value.
(22)	FCRD receives 1.00% unfunded commitment fee on delayed draw term loan facility.
(23)	FCRD receives 0.25% unfunded commitment fee on revolving loan facility.
(24)	Restructured loan for which income is not being recognized as of September 30, 2022.
(25)

The underlying investment of SPST Investors II, LLC is SPST Holdings, LLC which FCRD holds 0.40% ownership interest in SPST Holdings, LLC’s common shares, and 0.44% ownership interest in SPST Holdings, LLC’s preferred shares.

(26)	On January 1, 2021, the loan was placed in forbearance, with a forbearance termination date subsequently amended to December 31, 2022.
(27)

Investments are valued using market quotations. Refer to the Level 2 fair value measurements quantitative information table in Note 3 of the consolidated financial statements of FCRD as filed on Form 10-Q for the period ending September 30, 2022 for further detail.

(28)

Investment is valued using public stock price. Refer to the Level 1 fair value measurements quantitative information table in Note 3 of the consolidated financial statements of FCRD as filed on Form 10-Q for the period ending September 30, 2022 for further detail.

(29)	FCRD receives 0.75% unfunded commitment fee on delayed draw term loan facility.
(30)	FCRD receives 5.00% unfunded commitment fee on delayed draw term loan facility.
(31)

Investments are valued using a single source market quotation. Refer to the Level 3 fair value measurements quantitative information table in Note 3 of the consolidated financial statements of FCRD as filed on Form 10-Q for the period ending September 30, 2022 for further detail.

MANAGEMENT OF FCRD

Please refer to FCRD’s definitive Proxy Statement relating to its 2022 Annual Meeting of Stockholders, filed with the SEC on April 26, 2022, which is incorporated by reference into this proxy statement/prospectus, for information relating to the management of FCRD.

PORTFOLIO MANAGEMENT OF FCRD

First Eagle Alternative Credit (formerly, THL Credit Advisors LLC) serves as investment adviser to FCRD. FEAC is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of the FCRD Board, FEAC manages the day-to-day operations of, and provides investment advisory and management services to FCRD. The address of FEAC is 500 Boylston Street, Suite 1200, Boston, Massachusetts 02116.

Investment Personnel

FEAC’s Direct Lending investment committee, which serves as FCRD’s investment committee, is comprised of four fixed members: Christopher J. Flynn, James R. Fellows, Michelle Handy and Robert J. Hickey (the “Primary Investment Committee Members”). In addition to the Primary Investment Committee Members, the investment committee has five rotating industry leads that serve on the investment committee for deals within their designated industry, and one rotating industry lead that serves on the investment committee for deals within other industries. None of the members of the investment committee are employed by FCRD or receive any direct compensation from FCRD. These individuals receive compensation from FEAC that includes an annual base salary and an annual discretionary bonus. Their professional backgrounds are below.

Christopher J. Flynn. Mr. Flynn is Chief Executive Officer of First Eagle Alternative Capital BDC, Inc., and President of First Eagle Alternative Credit, LLC and a member of the Board of Directors of First Eagle Alternative Capital BDC, Inc. and First Eagle Logan JV LLC. He also serves on the Direct Lending Investment Committee, First Eagle Logan JV LLC investment committee and on the Global Investment Committee of First Eagle Alternative Credit, LLC. Previously, Mr. Flynn served as Co-Chief Investment Officer, and prior to that, Co-President and Managing Director, of First Eagle Alternative Capital BDC, Inc. and THL Credit Advisors LLC. Since joining First Eagle Alternative Credit, LLC (and its predecessor), Mr. Flynn has been involved in origination and closing investments, portfolio management, capital raising and management of THL Credit’s direct lending private funds and accounts, and the establishment of the Chicago and New York offices of THL Credit Advisors LLC. Prior to joining THL Credit in 2007, Mr. Flynn was a Vice President at AIG in the Leveraged Capital Group. Mr. Flynn joined AIG in February 2005 after working for Black Diamond Capital Management, a hedge fund, as a Senior Financial Analyst. From 2000 to 2003, Mr. Flynn worked in a variety of roles at GE Capital, lastly as an Assistant Vice President within the Capital Markets Syndication Group. Prior to joining GE Capital, Mr. Flynn worked at BNP Paribas as a Financial Analyst and at Bank One as a Commercial Banker. Mr. Flynn earned his M.B.A. with a concentration in Finance and Strategy from Northwestern University’s Kellogg Graduate School of Business and his B.A. in Finance from DePaul University.

James R. Fellows. Mr. Fellows is the Chief Investment Officer of First Eagle Alternative Credit, LLC, Head of the Tradable Credit Platform and is on the Direct Lending investment committee. He has more than twenty-nine years of investment industry experience, principally in the area of leveraged finance. From April 2004 through June 2012, Mr. Fellows was Co-Head, Alternative Credit Strategies Group of McDonnell Investment Management, LLC, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund and unleveraged fund and a separate account. From 1998 to April 2004, Mr. Fellows was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Fellows was a Senior Credit Analyst for Van Kampen Investments in its Bank Loan Investment Group. While at Van Kampen, Mr. Fellows also served as a Credit Analyst for high-yield bonds and privately placed mezzanine bonds. Other responsibilities with Van Kampen included training junior credit analysts for its bank loans and high yield groups. Mr. Fellows brings extensive knowledge of high-yield bank loans and high-yield bonds, as well as in-depth workout, restructuring and distressed investment experience. Mr. Fellows earned his B.S. degree in Economics and Finance from the University of Nebraska and is a CFA charterholder and a member of The CFA Institute.

Michelle Handy. Ms. Handy is a Managing Director and Head of Portfolio & Underwriting for First Eagle Alternative Credit, LLC’s Direct Lending platform and is on the Direct Lending investment committee. As a member of the Boston investment team, her role includes overseeing the underwriting and management of portfolio investments. Prior to joining THL Credit in 2016, Ms. Handy worked at GE Capital where she held several roles in underwriting, portfolio management and workouts. Most recently, she was the Chief Operating Officer of GE Capital America’s workout function. Ms. Handy earned her M.S. in Finance from the University of Wisconsin-Madison and her B.S. in Finance and Spanish from Boston College.

Robert J. Hickey. Mr. Hickey is a Senior Managing Director and Senior Portfolio Manager for FEAC’s Tradable Credit platform. He also serves on the firm’s Global Investment Committee and the Investment Committee of its Tradable Credit and Direct Lending platforms. Mr. Hickey became part of First Eagle in 2020 upon the firm’s acquisition of THL Credit. Mr. Hickey has more than twenty-eight years of investment industry experience. Prior to joining THL Credit in 2012, Mr. Hickey was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell Investment Management, LLC. Prior to joining McDonnell, Mr. Hickey was a Vice President at INVESCO Funds Inc. in Denver, Colorado, where he served as Portfolio Manager for the INVESCO High-Yield Fund and Co-Manager of the INVESCO Select Income Fund. In addition, Mr. Hickey co-managed the fixed income components of several sub-advised funds. During this time, he maintained primary credit coverage of the energy, gaming, metals/mining, media/entertainment and paper/ forest products sectors of the high-yield market. Mr. Hickey brings extensive knowledge of corporate, high-yield, and emerging market securities, as well as derivatives and hedging instruments throughout the entire credit spectrum. He also has experience with the management and regulatory aspects of the insurance industry. Prior to joining INVESCO in 2001, Mr. Hickey was the Director of Corporate Bonds for Van Kampen Investments. While at Van Kampen, he was also Senior Portfolio Manager for several high-yield and high-grade corporate bond portfolios. Other responsibilities with Van Kampen included the management of an annuity company for OakRe Life/Xerox Financial Services Life Insurance. Mr. Hickey earned his M.B.A. from the Kellogg Graduate School of Management at Northwestern University and his B.A. from the University of Wisconsin.

The following table shows the dollar range of FCRD Common Stock beneficially owned by each member of the Primary Investment Committee as of December 31, 2022:

Member of FCRD Investment Committee	Dollar Range of Equity Securities In FCRD(1)(2)(3)
Christopher J. Flynn	$500,0001-$1,000,000
James R. Fellows	$500,0001-$1,000,000
Michelle Handy	None
Robert J. Hickey	$100,001-$500,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned in FCRD is based on the closing price for FCRD Common Stock of $4.26 on December 30, 2022 on Nasdaq.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF FCRD

FCRD has procedures in place for the review, approval and monitoring of transactions involving FCRD and certain persons related to FCRD. As a BDC, FCRD is prohibited under the Investment Company Act from participating in certain transactions with certain of its affiliates without the prior approval of the FCRD Independent Directors and, in some cases, the SEC. The affiliates with which FCRD may be prohibited from transacting include its officers, directors and employees and any person controlling or under common control with FCRD.

In addition, FCRD adopted and maintains a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by FCRD, so long as such investments are made in accordance with the code’s requirements and applicable law. A copy of the code of ethics is available on the Corporate Governance section of FCRD’s website at www.firsteagle.com/FEACBDC.

Concurrently with the parties’ entry into the Merger Agreement, CCAP also entered into a Voting Agreement with FEIM, which owned an aggregate of approximately 16.72% of the outstanding shares of FCRD Common Stock as of October 3, 2022. Pursuant to the Voting Agreements, FEIM has agreed to vote its covered shares of FCRD Common Stock (i) in favor of the approval of the Merger Agreement and any other matters necessary for consummation of the other transactions contemplated by the Merger Agreement and any other action that is presented by FCRD for a vote of the FCRD Stockholders in furtherance thereof and (ii) against (A) any action, proposal, agreement, recapitalization, reorganization, liquidation, dissolution, amalgamation, merger, sale of assets or other business combination or transaction between or involving FCRD and any other person that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the First Merger or any of the other transactions contemplated by the Merger Agreement, (B) any proposal, transaction, agreement or action that would constitute, or could reasonably be expected to result in, a breach of any covenant, representation or warranty or any other obligation or agreement of FCRD under the Merger Agreement or of FEIM under the Voting Agreement or (C) any proposal, transaction, agreement or action that would, or could reasonably be expected to, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the Mergers or any of the other transactions contemplated by the Merger Agreement, in contravention of the terms and conditions set forth in the Merger Agreement or change in any manner the voting rights of any class of shares of FCRD (including any amendment or other change to the FCRD Certificate of Incorporation or the FCRD Bylaws).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF FCRD

As of January 19, 2023, there were 29,922,028 shares of FCRD Common Stock outstanding. As of such date, to FCRD’s knowledge, there are no persons who would be deemed to “control” FCRD, as such term is defined in the Investment Company Act.

The following tables sets forth, as of January 19, 2023, certain ownership information with respect to FCRD Common Stock for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of the outstanding FCRD Common Stock and all officers and directors of FCRD, individually and as a group. Pro forma percentage of ownership is based on 37,061,743 shares of CCAP Common Stock expected be outstanding immediately following consummation of the Mergers based on the number of issued and outstanding shares of CCAP Common Stock as of January 19, 2023.

Unless otherwise indicated, FCRD believes that each beneficial owner set forth in the tables below has sole voting and investment power. FCRD’s directors in the table below are divided into two groups—interested directors and independent directors. Interested Directors are “interested persons” of FCRD as defined in Section 2(a)(19) of the Investment Company Act. Unless otherwise indicated, the address of all FCRD executive officers and directors is c/o First Eagle Alternative Credit, LLC, 500 Boylston St., Suite 1200, Boston, MA, 02116.

Name	Number of Shares	Percentage of outstanding FCRD Common Stock	Range of Pro forma percentage of outstanding common stock of CCAP(7)
Directors and Executive Officers:
Interested Directors
Christopher J. Flynn	166,478	*	*
Independent Directors
Edmund P. Giambastiani, Jr.	1,924	*	*
Nancy Hawthorne(1)(2)	14,869	*	*
James D. Kern	4,000	*	*
Deborah McAneny	9,500	*	*
Jane Musser Nelson	3,650	*	*
Executive Officers
Sabrina Rusnak-Carlson	13,090	*	*
Jennifer Wilson	—		*
Directors and Executive Officers as a Group (8 persons)	213,511	*	*
5% or more holders(3):
First Eagle Investment Management LLC(4)	5,004,422	16.71%	0.00% - 3.18%
1345 Avenue of the Americas, 48th Floor New York, NY 10105
Leon G. Cooperman(5)	2,177,810	7.27%	0.00% - 1.38%
St. Andrew’s Country Club 7118 Melrose Castle Lane Boca Raton, FL 33496
RiverNorth Capital Management, LLC(6)	2,041,532	6.82%	0.00% - 1.30%
325 N. LaSalle Street, Ste. 645 Chicago, Illinois 60654

*	Represents less than 1%
(1)	Includes shares purchased through a dividend reinvestment plan.

(2)	Shares are held in the Nancy Hawthorne SEP FBO Nancy Hawthorne, for which Ms. Hawthorne has sole voting and dispositive power.
(3)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(4)	Includes shares owned by the FCRD Adviser, which is wholly owned by First Eagle Investment Management LLC.
(5)

Based on information included in the Schedule 13G filed by Leon G. Cooperman on February 14, 2022, as of December 31, 2021, Mr. Cooperman beneficially owned 2,177,810 shares of the Company’s common stock and had sole voting and dispositive power over 1,977,810 shares of the Company’s common stock. Mr. Cooperman is married to an individual named Toby Cooperman. Mr. Cooperman has investment discretion over the shares held by Together Education, Inc. (formerly known as Uncommon Knowledge And Achievement, Inc.), a 501(c)(3) Delaware charitable foundation (“Together Education”). As to the shares owned by Together Education, there would be shared power to dispose or to direct the disposition of such shares because the owners of the Together Education may be deemed beneficial owners of such shares pursuant to Rule 13d-3 under the Act as a result of their right to terminate the discretionary account within a period of 60 days. Mr. Cooperman has an adult son named Michael S. Cooperman. The Michael S. Cooperman WRA Trust (the “WRA Trust”) is an irrevocable trust for the benefit of Michael S. Cooperman. Mr. Cooperman has investment authority over the shares held by Toby Cooperman, Michael S. Cooperman, the WRA Trust accounts, and the Individual Retirement Accounts of Toby and Michael S. Cooperman. Mr. Cooperman’s ownership consists of 1,408,310 shares owned by Mr. Cooperman; 225,500 shares owned by Toby Cooperman; 116,600 shares owned by Michael S. Cooperman; 200,000 shares owned by the WRA Trust; 200,000 shares owned by Together Education; and 27,400 shares owned by the UTMA account for Asher Silvin Cooperman.

(6)	Based on information included in the Schedule 13G filed by RiverNorth Capital Management, LLC on February 14, 2022, as of December 31, 2021.
(7)

Pro Forma percentage of outstanding common stock of CCAP is dependent upon the number of shares electing to receive cash relative to electing to receive shares and each individual shareholder’s election.

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets forth the dollar range of FCRD’s equity securities beneficially owned by each of FCRD’s directors as of December 31, 2022. FCRD is not part of a “family of investment companies,” as that term is defined in Schedule 14A.

Name of Director	Dollar Range of Equity Securities in FCRD(1)(2)(3)
Independent Directors
Edmund P. Giambastiani, Jr.	$1-$10,000
Nancy Hawthorne	$50,001-$100,00
James D. Kern	$10,001-$50,000
Deborah McAneny	$10,001-$50,000
Jane Musser Nelson	$10,001-$50,000
Interested Directors
Christopher J. Flynn(4)	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in FCRD is based on the closing price for FCRD Common Stock of $4.26 on December 30, 2022 on the Nasdaq.
(3)	The dollar ranges of equity securities beneficially owned are: none, $1–$10,000, $10,001–$50,000, $50,001–$100,000, or over $100,000.
(4)	Includes shares indirectly owned through acquisitions by FEAC.

DESCRIPTION OF CAPITAL STOCK OF FCRD

FCRD was incorporated on May 26, 2009 under the laws of the state of Delaware. Under the terms of FCRD’s certificate of incorporation, FCRD’s authorized capital stock consists solely of 100,000,000 shares of FCRD Common Stock and 100,000,000 shares of preferred stock, par value $0.001 per share.

The following are FCRD’s outstanding classes of securities as of January 19, 2023:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by FCRD as Treasury Stock	Amount Outstanding Exclusive of Amounts Shown Under Column (3)
Common Stock	100,000,000	—	29,922,028
Preferred Stock	100,000,000	—	—

FCRD Common Stock

FCRD Common Stock is traded on Nasdaq under the ticker symbol “FCRD.” Under the terms of FCRD’s certificate of incorporation, holders of FCRD Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders except as otherwise required by law or FCRD’s certificate of incorporation. Under the DGCL and FCRD’s certificate of incorporation, holders of FCRD Common Stock do not have cumulative voting rights. Accordingly, while FCRD’s directors are elected by a plurality of the votes cast, holders of a majority of the shares of FCRD Common Stock entitled to vote in any election of directors may determine the outcome of the election of all of the directors standing for election. Holders of FCRD Common Stock are entitled to receive proportionately any distributions declared by the FCRD Board, subject to any preferential dividend rights of outstanding preferred stock. Upon liquidation, dissolution or winding up, the holders of FCRD Common Stock are entitled to receive ratably FCRD net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of FCRD Common Stock have no preemptive, subscription, redemption or conversion rights. The rights, powers preferences and privileges of holders of FCRD Common Stock are subject to those of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of FCRD Common Stock may participate in the dividend reinvestment plan.

Preferred Stock

Under the terms of FCRD’s certificate of incorporation, the FCRD Board is authorized to provide for the issuance of shares of preferred stock in one or more series without stockholder approval. The FCRD Board has discretion to determine the powers (including voting powers), preferences, privileges and relative, participating or other special rights , including dividend rights, conversion rights, redemption rights, and the qualifications, limitations or restrictions thereof, of each series of preferred stock. The Investment Company Act limits FCRD’s flexibility as to certain rights and preferences of the preferred stock that FCRD’s certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to FCRD Common Stock, FCRD meet a coverage ratio of total assets to total senior securities, which include all borrowings and preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing the FCRD Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for FCRD’s investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain FCRD certificate of incorporation and bylaw provisions; anti-takeover measures

Under Delaware law, and subject to any greater or additional vote required under the corporation’s certificate of incorporation, directors may generally be removed with or without cause by the affirmative vote of the holders of a majority in voting power of the then outstanding shares of FCRD’s capital stock entitled to vote at an election of directors. FCRD’s certificate of incorporation further requires, in order for the FCRD Stockholders to remove a director for cause, the affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of FCRD’s capital stock entitled to vote for the election of the respective director.

Under FCRD’s certificate of incorporation, subject to the rights of any holders of preferred stock and unless the FCRD Board otherwise determines, any vacancy or newly created directorship on the FCRD Board, however occurring, may only be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

The limitations on the filling of vacancies and newly created directorships could have the effect of making it more difficult for a third party to acquire FCRD, or of discouraging a third party from acquiring FCRD. FCRD’s certificate of incorporation also provides that special meetings of the stockholders may only be called by the FCRD Board, Chairman, Vice Chairman (if any), President (if any) or Chief Executive Officer.

The DGCL generally provides that the affirmative vote of a majority in voting power of the outstanding shares entitled to vote thereon is required to amend a corporation’s certificate of incorporation, unless a corporation’s certificate of incorporation requires a greater percentage and subject to certain exceptions. The FCRB certificate of incorporation imposes supermajority voting requirements applicable to the amendment of several provisions of FCRD’s certificate of incorporation. Under the DGCL and FCRD’s certificate of incorporation, FCRD’s bylaws may be amended be either the FCRD Board or FCRD Stockholders. Under FCRD’s certificate of incorporation, the approval of at least 66 2/3% of the total number of continuing directors (as defined in FCRD’s certificate of incorporation) is required for the FCRD Board to amend FCRD’s bylaws. Under FCRD’s bylaws, the affirmative vote of the holders of a majority of the outstanding shares of capital stock of FCRD entitled to vote thereon is required for the FCRD Stockholders to amend FCRD’s bylaws.

Limitations of liability and indemnification

Under FCRD’s certificate of incorporation, FCRD will fully indemnify its directors or officers to the fullest extent permitted by applicable law; provided, however, that, except for proceedings to enforce rights to indemnification, FCRD is not obligated to indemnify any director or officer in connection with a proceeding or part thereof initiated by such person unless such proceeding or part thereof was authorized or consented to by the FCRD Board. FCRD’s certificate of incorporation entitles FCRD’s directors and officers to mandatory advancement rights. In addition, FCRD’s certificate of incorporation eliminates the personal liability of its director to FCRD or any FCRD Stockholder for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to FCRD or the FCRD Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.

So long as FCRD is regulated under the Investment Company Act, the above indemnification and limitation of liability is limited by the Investment Company Act or by any valid rule, regulation or order of the SEC thereunder. The Investment Company Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

FCRD has obtained liability insurance for its officers and directors.

Anti-takeover provisions

The following summary outlines certain provisions of Delaware law and FCRD’s certificate of incorporation regarding anti-takeover provisions. These provisions could have the effect of limiting the ability of other entities or persons to acquire control of FCRD by means of a tender offer, proxy contest or otherwise, or to change the composition of the FCRD Board. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of FCRD to negotiate first with the FCRD Board. These measures, however, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of FCRD Stockholders and could have the effect of depriving FCRD Stockholders of an opportunity to sell their shares at a premium over prevailing market prices. These attempts could also have the effect of increasing FCRD’s expenses and disrupting normal operation. FCRD believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging acquisition proposals because the negotiation of the proposals may improve their terms.

Under the DGCL, and subject to any greater or additional vote required under the corporation’s certificate of incorporation, directors may generally be removed with or without cause by the affirmative vote of the holders of a majority in voting power of the then outstanding shares of FCRD’s capital stock entitled to vote at an election of directors. FCRD’s certificate of incorporation further requires, in order for the FCRD Stockholders to remove a director for cause, the affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of FCRD’s capital stock entitled to vote for the election of the respective director.

In addition, Article XI of FCRD’s certificate of incorporation requires, in addition to any additional vote or consent required by law or under FCRD’s certificate of incorporation, the affirmative vote of a majority of the members of the FCRD Board then in office followed by the favorable vote of the holders of at least 75% of FCRD’s outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with certain “Principal Shareholders” (as defined in the FCRD certificate of incorporation to generally include any person and its affiliates and associates who collectively beneficially own 10% or more of the outstanding shares of any class or series of capital stock of FCRD, unless (i) a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent such transaction has been approved by at least 80% of FCRD’s continuing directors, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) will generally be the only stockholder vote required under Article XI of FCRD’s certificate of incorporation, or (ii) such transaction is with a subsidiary of FCRD of which FCRD and its subsidiaries own beneficially or of record a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in the election of directors.

The transactions subject to these special approval requirements under Article XI of FCRD’s certificate of incorporation are: the merger or consolidation of FCRD or any subsidiary of FCRD with or into any Principal Stockholder; the issuance of any FCRD securities to any Principal Stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of FCRD’s assets to any Principal Stockholder, except assets having an aggregate fair market value of less than 5% of FCRD’s total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to FCRD or any subsidiary of

FCRD, in exchange for FCRD securities, of any assets of any Principal Stockholder, except assets having an aggregate fair market value of less than 5% of FCRD’s total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

Article IX of FCRD’s certificate of incorporation provides that the conversion of FCRD from a business development company to a closed-end or open-end investment company, the liquidation and dissolution of FCRD, the merger or consolidation of FCRD with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same provisions as described in Sections 5.1, 5.4, 5.5, 5.6, 7.1, 7.2, 8.1, 8.2, 9.1 and 11.1 of FCRD’s certificate of incorporation or the amendment of any of the provisions discussed in Article IX of FCRD’s certificate of incorporation require either (i) the approval of a majority of the continuing directors and the holders of at least 75% of the then outstanding shares of each affected class or series of shares, voting separately as a class or series, or (ii) the approval of the holders of at least 80% of the then outstanding shares of FCRD capital stock, voting together as a single class. In addition, FCRD’s certificate of incorporation requires: (i) the affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of FCRD’s capital stock entitled to vote generally in the election of directors, voting together as a single class to amend Article V of FCRD’s certificate of incorporation in any respect unless at least sixty-six and two-thirds percent (66 2/3%) of the continuing directors have approved such amendment (in which case the affirmative vote of the holders of at least a majority of the then outstanding shares of FCRD’s capital stock entitled to vote generally in the election of directors shall instead be required for such amendment), (ii) the affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of FCRD’s capital stock entitled to vote generally in the election of directors, voting together as a single class, to amend Article VII of FCRD’s certificate of incorporation in any respect and (iii) the affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of FCRD’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal Article VIII of FCRD’s certificate of incorporation.

As part of any such conversion to an open-end investment company, substantially all of the investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of FCRD’s conversion to an open-end investment company, the shares of FCRD Common Stock would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at net asset value, less such redemption charge, if any, as might be In effect at the time of a redemption. FCRD Stockholders should assume that it is not likely that the FCRD Board would vote to convert FCRD to an open-end fund.

The Investment Company Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under the certificate of incorporation, each class and series of shares will vote together as a single class, except to the extent required by the Investment Company Act or FCRD’s certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

DESCRIPTION OF CCAP’S CAPITAL STOCK

As a result of the Mergers, FCRD Stockholders who receive shares of CCAP Common Stock pursuant to the Merger Agreement will become stockholders of CCAP. Your rights as stockholders of CCAP will be governed by Maryland law, the Articles of Amendment and Restatement of CCAP (the “CCAP Charter”) and the Amended and Restated Bylaws of CCAP (the “CCAP Bylaws”). The following description of the material terms of CCAP’s capital stock, including CCAP’s Common Stock, may not contain all information that is important to you, and CCAP urges you to read the applicable provisions of Maryland law, the CCAP Charter and the CCAP Bylaws carefully and in their entirety.

Common Stock, $0.001 par value per share

CCAP’s authorized stock consists of 200,010,000 shares of stock, par value $0.001 per share, 200,000,000 of which are currently classified as common stock and 10,000 of which are currently classified as preferred stock. CCAP Common Stock trades on The Nasdaq Global Market under the symbol “CCAP.” There are no outstanding options or warrants to purchase CCAP’s stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, CCAP’s stockholders generally are not personally liable for CCAP’s indebtedness or obligations.

Under the CCAP Charter, the CCAP Board is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into one or more classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law (the “MGCL”), the CCAP Charter provides that a majority of the entire CCAP Board, without any action by CCAP’s stockholders, may amend the CCAP Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that CCAP has authority to issue.

Common Stock

All shares of CCAP Common Stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of CCAP Common Stock if, as and when authorized by the CCAP Board and declared by CCAP out of funds legally available therefor. Shares of CCAP Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except as otherwise provided in the CCAP Charter or where their transfer is restricted by federal and state securities laws or by contract.

In the event of CCAP’s liquidation, dissolution or winding up, each share of CCAP Common Stock would be entitled to share ratably in all of CCAP’s assets that are legally available for distribution after CCAP pays off all indebtedness and other liabilities and subject to any preferential rights of holders of CCAP’s preferred stock, if any preferred stock is outstanding at such time.

Except as may otherwise be specified in the CCAP Charter, each share of CCAP Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of CCAP Common Stock will possess exclusive voting power. There is no cumulative voting in the election of CCAP’s directors, which means that holders of a majority of the outstanding shares of CCAP Common Stock can elect all of CCAP’s directors.

The following are CCAP’s outstanding classes of capital stock as of January 19, 2023:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	200,000,000	—	30,887,360
Preferred Stock	10,000	—	—

Preferred Stock

The CCAP Charter authorizes the CCAP Board to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the CCAP Board is required by Maryland law and by the CCAP Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the CCAP Board could authorize the issuance of shares of CCAP’s preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of CCAP Common Stock or otherwise be in their best interest.

You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to CCAP Common Stock and before any purchase of CCAP Common Stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of CCAP’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of CCAP Common Stock on a proposal to cease operations as a BDC. CCAP believes that the availability for issuance of preferred stock may provide CCAP with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. The CCAP Charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

The CCAP Charter requires CCAP, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any present or former director or officer or any individual who, while a director or officer and at CCAP’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager or partner, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The CCAP Charter also permits CCAP to indemnify and advance expenses to any person who served a predecessor of CCAP in any of the capacities described above and any of CCAP’s employees or agents or any employees or agents of CCAP’s predecessor. In accordance with the Investment Company Act, CCAP will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in the CCAP Charter, CCAP has entered into indemnification agreements with each of CCAP’s current directors and certain of CCAP’s officers and with members of CCAP’s investment adviser’s investment committee and CCAP intends to enter into indemnification agreements with each of CCAP’s future directors, members of CCAP’s investment committee and certain of CCAP’s officers. The indemnification agreements provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of CCAP’s investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of CCAP’s investment adviser’s investment committee.

Maryland law requires a corporation (unless its charter provides otherwise, which the CCAP Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and the CCAP Charter and CCAP Bylaws

The MGCL and the CCAP Charter and CCAP Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire CCAP by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of CCAP to negotiate first with the CCAP Board. CCAP believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

The CCAP Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of CCAP or removal of CCAP’s incumbent management more difficult. CCAP believes, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of CCAP’s management and policies.

Election of Directors

The CCAP Bylaws provide that the affirmative vote of a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect each director; provided, that if the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of votes cast.

Number of Directors; Vacancies; Removal

The CCAP Charter provides that the number of directors will be set only by the CCAP Board in accordance with the CCAP Bylaws. The CCAP Bylaws provide that a majority of CCAP’s entire board of directors may at any time increase or decrease the number of directors. However, unless the CCAP Bylaws are amended, the number of directors may never be less than four or more than 15. The CCAP Charter sets forth CCAP’s election to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the CCAP Board. Accordingly, except as may be provided by the CCAP Board in setting the terms of any class or series of preferred stock, any and all vacancies on the CCAP Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

The CCAP Charter provides that a director may be removed only for cause, as defined in the CCAP Charter, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of the CCAP Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The CCAP Bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the CCAP Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to CCAP’s notice of the meeting, (b) by or at the direction of the CCAP Board or (c) by a stockholder who is a stockholder of record at the record date set by the CCAP Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by the CCAP Bylaws and at the time of the meeting (and any adjournment or postponement thereof), is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and has complied with the advance notice procedures of the CCAP Bylaws. With respect to special meetings of stockholders, only the business specified in CCAP’s notice of the meeting may be brought before the meeting. Nominations of individuals for election to the CCAP Board at a special meeting may be made only (a) by or at the direction of the CCAP Board or (b) provided that the special meeting has been called in accordance with the CCAP Bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record at the record date set by the CCAP Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by the CCAP Bylaws and at the time of the meeting (and any adjournment or postponement thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the CCAP Bylaws.

The purpose of requiring stockholders to give CCAP advance notice of nominations and other business is to afford the CCAP Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the CCAP Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the CCAP Bylaws do not give the CCAP Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to CCAP and its stockholders.

Calling of Special Meetings of Stockholders

The CCAP Bylaws provide that special meetings of stockholders may be called by the CCAP Board and certain of CCAP’s officers. Additionally, the CCAP Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of CCAP to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of the CCAP Charter and the CCAP Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The CCAP Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The CCAP Charter also provides that certain charter amendments and any proposal for CCAP’s conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for CCAP’s liquidation or dissolution require the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of CCAP’s continuing directors (as defined below) (in addition to approval by the CCAP Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on the matter. The “continuing directors” are defined in the CCAP Charter as CCAP’s current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

The CCAP Bylaws provide that the CCAP Board will have the power to adopt, alter or repeal any provision of the CCAP Bylaws and to make new bylaws. The CCAP Bylaws also provide that the stockholders will have the power, at any annual or special meeting of the stockholders, subject to the requirements in the CCAP Bylaws regarding the advance notice of stockholder proposals or the calling of a stockholder-requested special meeting of stockholders, as the case may be, to alter or repeal any provision of the CCAP Bylaws and to adopt new bylaws if any such alteration, repeal or adoption is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter and is otherwise permitted by applicable law, except that the stockholders will not have the power to alter or repeal or adopt any provision inconsistent with the amendment provisions of the CCAP Bylaws without the approval of the CCAP Board.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, the CCAP Charter provides that stockholders will not be entitled to exercise appraisal rights unless the CCAP Board determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in the CCAP Bylaws, compliance with the Investment Company Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The CCAP Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of CCAP’s shares of stock and, as a result, any control shares of CCAP will have the same voting rights as all of the other shares of CCAP Common Stock. Such provision could be amended or eliminated at any time in the future. However, CCAP will amend the CCAP Bylaws to be subject to the Control Share Acquisition Act only if the CCAP Board determines that it would be in CCAP’s best interests and CCAP determines (after consultation with the SEC staff) that CCAP’s being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the n outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The CCAP Board has adopted a resolution that any business combination between CCAP and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the CCAP Board, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed or the CCAP Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of CCAP and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

The CCAP Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if CCAP amends the CCAP Bylaws to be subject to such act) and the Business Combination Act, or any provision of the CCAP Charter or The CCAP Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

The CCAP Charter provides that, unless CCAP consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on CCAP’s behalf, (ii) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL, including, without limitation, (a) any action asserting a claim of breach of any duty owed by any of CCAP’s directors or officers or other employees to CCAP or to CCAP’s stockholders or (b) any action asserting a claim against CCAP or any of CCAP’s directors or officers or other employees arising pursuant to any provision of the MGCL or the CCAP Charter or The CCAP Bylaws, or (iii) any action asserting a claim against CCAP or any of CCAP’s directors or officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in CCAP’s stock will be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of the CCAP Charter, as the same may be amended from time to time.

DIVIDEND REINVESTMENT PLAN OF CCAP

CCAP adopted the CCAP Plan that provides for reinvestment of stockholders’ dividends and other distributions on behalf of its stockholders unless a stockholder elects to receive cash. As a result, if the CCAP Board authorizes, and CCAP declares, a cash dividend or other distribution, then CCAP Participants will have their cash dividends and distributions automatically reinvested in additional shares of CCAP Common Stock, rather than receiving cash dividends and distributions.

Prior to February 3, 2020, which is the date of the CCAP Common Stock’s listing on Nasdaq, only stockholders who “opted in” to the dividend reinvestment plan had their cash dividends and other distributions automatically reinvested in additional shares of CCAP Common Stock. After February 3, 2020, stockholders who do not “opt out” of the dividend reinvestment plan will have their cash dividends and other distributions automatically reinvested in additional shares of CCAP Common Stock. The elections of CCAP Stockholders that made an election prior to February 3, 2020 remain effective.

Those CCAP Stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or another financial intermediary of their election.

To implement the dividend reinvestment plan, we may use newly issued shares or we may purchase shares in the open market, in each case to the extent permitted under applicable law, whether shares of CCAP Common Stock are trading at, above or below net asset value. If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of CCAP Common Stock at the close of regular trading on the applicable stock exchange on the date of such distribution subject to the adjustments described below. The market price per share of CCAP Common Stock on a particular date shall be the closing price for such share on the applicable stock exchange on such date or, if no sale is reported for such date, at the average of its reported bid and asked prices. However, if the market price per share exceeds the most recently computed net asset value per share, we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share). If we determine to make open market purchase of shares of CCAP Common Stock for the accounts of Participants, the purchase price for such shares shall be set to the average weighted price for all shares purchased for Plan participants with respect to such distribution.

There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.10 per share fee from the proceeds.

Stockholders whose cash dividends are reinvested in shares of CCAP Common Stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may opt out of or terminate their accounts under the dividend reinvestment plan by notifying the plan administrator by submitting a letter of instruction terminating the Participant’s account under the dividend reinvestment plan to Crescent Capital BDC, Inc., care of the plan administrator at the addresses set forth below:

Regular Mail Broadridge Shareholder Services c/o Broadridge Corporate Issuer Solutions PO Box 1342 Brentwood, NY 11717-071	Overnight Mail Broadridge Shareholder Services c/o Broadridge Corporate Issuer Solutions 1155 Long Island Avenue Edgewood, NY 11717-8309 Attn: IWS

The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator by mail at the addresses listed above or by telephone at 1-877-830-4936 or 1-720-378-5591.

FCRD DIVIDEND REINVESTMENT PLAN

FCRD has adopted an “opt in” dividend reinvestment plan. As a result, if FCRD declares a cash dividend or other distribution, each stockholder that has not “opted in” to the dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of FCRD Common Stock.

To enroll in the dividend reinvestment plan, each stockholder must notify American Stock Transfer and Trust Company LLC, the plan administrator, in writing so that notice is received by the plan administrator prior to the record date. The plan administrator will then automatically reinvest any dividends in additional shares of FCRD Common Stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator’s name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder’s plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue, without charge to the participant, a certificate registered in the participant’s name for the number of whole shares of FCRD Common Stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of FCRD Common Stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant’s account.

FCRD will use primarily newly issued shares to implement the plan, whether FCRD stock is trading at a premium or at a discount to net asset value. However, FCRD reserves the right to purchase shares in the open market in connection with FCRD’s implementation of the plan at a price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of FCRD Common Stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date fixed by the FCRD Board for such dividend. Market price per share on that date will be the closing price for such shares on Nasdaq or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of FCRD Common Stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of FCRD Stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if FCRD Common Stock is trading at a premium at the time new shares are issued under the plan and dilution if shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of FCRD Stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by FCRD. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator’s fees under the plan will be paid by FCRD. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a 10¢ per share brokerage commissions from the proceeds. If you have shares held through a broker, you should contact your broker to participate in the plan.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at (866) 710-4835. Stockholders will need to know their AST ten (10) digit account number and social security number to gain access to their account. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent dividend.

The plan may be terminated by FCRD upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at (866) 710-4835.

The plan administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the plan administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

CCAP offers an “opt out” dividend reinvestment plan. Following the Mergers, all FCRD Stockholders who receive shares of CCAP Common Stock in the First Merger will therefore be automatically enrolled in the CCAP Plan. As such, following the Mergers, current FCRD Stockholders wishing to receive dividends from CCAP in cash will have to “opt out” of the CCAP Plan. For additional information on the CCAP Plan and a discussion as to how to opt out, see “Dividend Reinvestment Plan of CCAP”.

COMPARISON OF STOCKHOLDER RIGHTS

The following is a summary of the material differences among the rights of holders of CCAP Common Stock and holders of FCRD Common Stock. The following discussion is not intended to be complete and is qualified by reference to the CCAP Charter, the CCAP Bylaws, the FCRD Certificate of Incorporation, the FCRD Bylaws, the MGCL and the DGCL. These documents are incorporated by reference in this proxy statement/prospectus and will be sent to stockholders of FCRD upon request. See “Where You Can Find More Information.”

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
Authorized Stock

CCAP is authorized to issue 200,010,000 shares of stock, consisting of 200,000,000 shares of common stock, par value $0.001 per share, and 10,000 shares of preferred stock, par value $0.001 per share.

Pursuant to the CCAP Charter, the CCAP Board may amend the CCAP Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series without stockholder approval.

The CCAP Charter authorizes the CCAP Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock.

FCRD is authorized to issue two hundred million (200,000,000) shares of capital stock, consisting of one hundred million (100,000,000) shares of FCRD Common Stock, each having a par value of one one-thousandth of a dollar ($0.001), and one hundred million (100,000,000) shares of preferred stock (the “Preferred Stock”), each having a par value of one one-thousandth of a dollar ($0.001).

Under the terms of the FCRD Certificate of Incorporation, the FCRD Board is authorized to provide for the issuance of shares of Preferred Stock in one or more series without approval of the FCRD Stockholders. The FCRD Board has discretion to determine the powers (including voting powers), preferences, privileges and relative, participating or other special rights , including dividend rights, conversion rights, redemption rights, and the qualifications, limitations or restrictions thereof, of each series of Preferred Stock.

Voting Rights

Except as may otherwise be specified in the CCAP Charter, each holder of CCAP Common Stock is entitled to one vote per share on all matters upon which stockholders are entitled to vote.

The CCAP Bylaws provide that, unless a greater vote is required by law (including the Investment Company Act) or by the CCAP Charter, a majority of the votes cast at a meeting of stockholders duly called

Except as otherwise required by law or the FCRD Certificate of Incorporation, holders of record of Common Stock have one vote in respect of each outstanding share of Common Stock held by such holder of record on the books of FCRD for the election of directors and on all other matters submitted to a vote of FCRD Stockholders.

Except as otherwise required by law, the FCRD Certificate of Incorporation

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
	and at which a quorum is present shall be sufficient to approve any matter which may properly come before such meeting.	or the FCRD Bylaws, the affirmative vote of the majority in voting power of the shares of capital stock of FCRD present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon shall be the act of the FCRD Stockholders.

Quorum	The CCAP Bylaws provide that a quorum for a stockholder meeting consists of the presence, in person or by proxy, of stockholders entitled to cast a majority of votes entitled to be cast (without regard to class), except with respect to any matter that, under applicable law, requires approval by a separate vote of one or more classes of stock, in which case the presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast by each such class on such matter will constitute a quorum.

The holders of a majority of the outstanding shares of capital stock entitled to vote at the meeting of FCRD Stockholders, present in person or represented by proxy, shall constitute a quorum at all meetings of the FCRD Stockholders, except as otherwise provided by the DGCL or the FCRD Certificate of Incorporation. When a specified item of business requires a vote by the holders of a class or series of shares of capital stock (if FCRD shall then have outstanding shares of more than one class or series) voting as a class or series, the holders of a majority of the shares of such class or series shall constitute a quorum (as to such class or series) for the transaction of such item of business, except as otherwise provided by the DGCL or by the FCRD Certificate of Incorporation.

Notwithstanding the foregoing, if there is no election contest and a majority of the outstanding shares of capital stock entitled to vote at the meeting are not present in person or by proxy, the holders of one-third of such shares (and one-third of the shares of any class or series) shall constitute a quorum to the extent permitted by applicable law.

A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If a quorum is not present, the chairman of the meeting or the holders of a majority of the shares present in person or represented by proxy at the meeting, and entitled to vote at the meeting, may adjourn the meeting to another time and/or place.

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
Number of Directors

A majority of the entire CCAP Board may establish, increase or decrease the number of directors, provided that the number of directors will never be less than four nor more than 15.

The CCAP Board is currently comprised of six members.

The FCRD Certificate of Incorporation states that the FCRD Board, by amendment to the FCRD Bylaws, is expressly authorized to change the number of directors without the consent of the stockholders. The FCRD Bylaws further provide that a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than two, nor more than nine. Currently, the size of the FCRD Board is fixed at six directors.

Classification of Directors

The MGCL provides that a Maryland corporation may divide the directors into classes and may provide for a term of office which may not be more than five years, provided that the term of at least one class of directors must expire each year.

CCAP’s directors are classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the CCAP Board. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

The DGCL permits a Delaware corporation to divide its directors into one, two or three classes, in which case only one class of directors shall be up for election at each annual meeting of stockholders and directors may therefore be elected to serve for a term of more than one year extending until the next annual meeting at which such director’s class shall stand for election and until their respective successors have been duly elected and qualified, by provision of the corporation’s certificate of incorporation, an initial bylaw or a bylaw adopted by a vote of the stockholders. The FCRD Board is not currently classified and, as such, its directors are elected annually to serve for terms lasting until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Vote Required for Director Election	The CCAP Bylaws provide that the affirmative vote of a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect each director; provided, that if the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of votes cast. Each share entitles the holder thereof to vote for as many	At each annual meeting, FCRD’s directors are elected by a plurality of the votes cast. Elections of directors need not be by written ballot.

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
individuals as there are directors to be elected and for whose election the holder is entitled to vote.

Removal of Directors	As permitted by the MGCL, the CCAP Charter provides that, subject to the rights of holders of one or more classes or series of subsequently established stock to elect or remove directors, any director or the entire board of directors may be removed from office, but only for cause and by the affirmative vote of stockholders entitled to cast not less than two-thirds of the votes entitled to be cast generally in the election of directors. “Cause” is defined in the CCAP Charter as, with respect to any particular director, the conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to CCAP through bad faith or active and deliberate dishonesty.	Under the DGCL, and subject to any greater or additional vote required under the FCRD Certificate of Incorporation, directors may generally be removed with or without cause by the affirmative vote of the holders of a majority in voting power of the then outstanding shares of FCRD’s capital stock entitled to vote at an election of directors. The FCRD Certificate of Incorporation further requires, in order for the FCRD Stockholders to remove a director for cause, the affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of FCRD’s capital stock entitled to vote for the election of the respective director.

Transactions with Directors	Pursuant to the MGCL, no contract or transaction between a corporation and any of its directors (or any entity in which a director is a director or has a material financial interest) is void or voidable solely because of the common directorship or interest, or because such director is present at the meeting at which the matter is approved or votes for such matter at said meeting, if: (i) the fact of the common directorship or interest is disclosed or made known to the other directors and the contract or transaction is approved by a majority of disinterested directors although less than a quorum; (ii) the fact of the common directorship or interest is disclosed or made known to stockholders and the contract or transaction is approved by a majority of votes cast by disinterested stockholders, even if less than a quorum; or (iii) the contract or transaction is fair and reasonable to	Under the DGCL, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
the corporation. The MGCL also provides that directors of “investment companies” (as defined in the Investment Company Act) making any decision or taking any action as directors are deemed independent and disinterested unless they fit the definition of “interested person” under the Investment Company Act. The Investment Company Act specifically provides that a person is not interested solely by reason of being a director, owner of securities or family member of a director or owner of securities.

of the disinterested directors, even though the disinterested directors be less than a quorum;

(ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

Vacancies	Pursuant to Subtitle 8 of Title 3 of the MGCL, CCAP has elected to provide that any vacancy on the CCAP Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is duly elected and qualifies.	Under the FCRD Certificate of Incorporation, subject to the rights of any holders of Preferred Stock and unless the FCRD Board otherwise determines, any vacancy or newly created directorship on the FCRD Board, however occurring, may only be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Advance Notice of Director Nominations and New Business	The CCAP Bylaws require advance written notice for stockholders to nominate a director or bring other business before a meeting of stockholders. For an annual meeting, a stockholder must deliver notice to the secretary of CCAP not earlier than the 150th day and not later than 5:00 p.m., Pacific time, on the 120th day prior to the first anniversary of the date the proxy statement for the preceding	Under the FCRD Bylaws, nominations of persons for election to the FCRD Board and the proposal of other business to be considered by the FCRD Stockholders may be made at an annual meeting of FCRD Stockholders only (i) pursuant to FCRD’s notice of meeting (or any supplement thereto) delivered pursuant to Section 1.3 of Article I of the FCRD Bylaws, (ii) by or at the

Rights of CCAP Stockholders	Rights of FCRD Stockholders

year’s annual meeting was released to stockholders. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the previous year’s annual meeting, notice by the stockholder must be given not earlier than the 150th day prior to the date of such meeting and not later than 5:00 p.m., Pacific time, on the later of the 120th day prior to the date of such meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. For a special meeting at which directors are to be elected, a stockholder must deliver notice to the secretary of CCAP not earlier than the 120th day prior to the meeting and not later than 5:00 p.m., Pacific time, on the later of the 90th day prior to the meeting or the tenth day following the day on which public announcement of the date of the meeting is made.

In the event that the number of directors to the CCAP Board is increased and there is no public announcement of such action at least 130 days prior to the first anniversary of the date the proxy statement for the preceding year’s annual meeting was released to stockholders, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the secretary of CCAP not later than the tenth day following the day on which such public announcement is first made by CCAP.

direction of the FCRD Board or any authorized committee thereof or (iii) by any FCRD Stockholder who is entitled to vote at the meeting, who complied with the notice procedures set forth in paragraphs (C) and (D) of Section 1.2 of the FCRD Bylaws and who was a FCRD Stockholder of record at the time such notice is delivered to FCRD’s Secretary.

Paragraph (C) of Section 1.2 of the FCRD Bylaws requires that, for nominations or other business to be properly brought before an annual meeting by a FCRD Stockholder pursuant to the foregoing clause (iii), the FCRD Stockholder must have given timely notice thereof in writing to FCRD’s Secretary, and, in the case of business other than nominations of persons for election to the FCRD Board, such other business must constitute a proper matter for stockholder action. To be timely, a FCRD Stockholder’s notice shall be delivered to FCRD’s Secretary at FCRD’s principal executive offices not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the FCRD Stockholder to be timely must be so delivered not earlier than one hundred and twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Public

Rights of CCAP Stockholders	Rights of FCRD Stockholders

announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a FCRD Stockholder’s notice.

Paragraph (D) of Section 1.2 of the FCRD Bylaws requires that, as to the FCRD Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal, as applicable, is made, a FCRD Stockholder’s notice must set forth: (i) the name and address of such FCRD Stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith (collectively, “proponent persons”); (ii) (a) the class or series and number of shares of FCRD which are, directly or indirectly, owned beneficially and of record by each such proponent person, (b) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of FCRD (any of the foregoing, a “Derivative Instrument”) directly or indirectly owned beneficially by each such proponent person, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which each such proponent person has any right to vote any class or series of shares of FCRD, (d) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving each such proponent person, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or

Rights of CCAP Stockholders	Rights of FCRD Stockholders
otherwise) of any class or series of the shares of FCRD by, manage the risk of share price changes for, or increase or decrease the voting power of, such proponent person with respect to any class or series of the shares of FCRD, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of FCRD (any of the foregoing, a “Short Interest”), I whether such FCRD Stockholder believes such person is, or is not, an “interested person” of FCRD, as defined in the Investment Company Act and information regarding such person that is sufficient, in the discretion of the FCRD Board or any committee thereof or any authorized officer of FCRD, to make such determination; (f) as to a proposal, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the FCRD Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of each such proponent person, if any, on whose behalf the proposal is made; (g) a representation that the FCRD Stockholder is a holder of record of the stock of FCRD at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (h) a representation whether the FCRD Stockholder or the beneficial owner, if any, will be or is part of a group which will (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of FCRD’s

Rights of CCAP Stockholders	Rights of FCRD Stockholders
outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from FCRD Stockholders in support of such proposal or nomination; (i) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of FCRD between or among the proponent persons; (j) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other Derivative Instrument) to which any proponent person is a party, the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of FCRD, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of FCRD and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security FCRD; and (k) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act, as amended, and the rules promulgated thereunder, including, in the case of a nomination, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. In addition, as to each individual, if any, whom the FCRD Stockholder proposes to nominate for

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
election or reelection to the FCRD Board, a stockholder’s notice must, (i) in addition to the matters set forth above, also set forth a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between any proponent person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand and (ii) include a completed director questionnaire in the form furnished by FCRD’s Secretary to the FCRD Stockholder (which questionnaire shall be furnished upon five days’ notice). A FCRD Stockholder providing notice of a proposed nomination for election to the FCRD Board or other business proposed to be brought before a meeting (whether given pursuant to paragraph (D) or paragraph (B) of Section 1.2 of the FCRD Bylaws) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct. FCRD may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of FCRD and to determine the independence of such director under the Exchange Act, the Investment Company Act and applicable stock exchange rules.

Amendment of CCAP Charter and FCRD Certificate of Incorporation	Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the CCAP Charter or as set forth in the following sentence, the CCAP Charter may be amended only if the amendment is declared advisable by	The DGCL generally provides that the affirmative vote of a majority in voting power of the outstanding shares entitled to vote thereon is required to amend a corporation’s certificate of incorporation, unless a corporation’s certificate of incorporation requires a

Rights of CCAP Stockholders	Rights of FCRD Stockholders
the CCAP Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Certain amendments relating to (i) making the CCAP Common Stock a “redeemable security” or converting CCAP, whether by merger or otherwise, from a “closed-end company” to an “open-end company,” (ii) effecting any liquidation or dissolution, (iii) the number, classification and election of directors, (iv) the removal of directors and (v) charter amendments and extraordinary actions require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, unless the amendment is approved by at least two-thirds of CCAP’s continuing directors (in addition to approval by the CCAP Board), in which case such amendment requires only a majority vote. “Continuing directors” are defined in the CCAP Charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the CCAP Board. Additionally, as permitted by the MGCL and set forth above, the CCAP Charter provides that a majority of the CCAP Board may amend the CCAP Charter from time to time without stockholder approval to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series.

greater percentage and subject to certain exceptions.

In addition, the FCRD Certificate of Incorporation requires: (i) the affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of FCRD’s capital stock entitled to vote generally in the election of directors, voting together as a single class to amend Article V of the FCRD Certificate of Incorporation in any respect unless at least sixty-six and two-thirds percent (66 2/3%) of the continuing directors have approved such amendment (in which case the affirmative vote of the holders of at least a majority of the then outstanding shares of FCRD’s capital stock entitled to vote generally in the election of directors shall instead be required for such amendment), (ii) the affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of FCRD’s capital stock entitled to vote generally in the election of directors, voting together as a single class, to amend Article VII of the FCRD Certificate of Incorporation in any respect and (iii) the affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of FCRD’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal Article VIII of the FCRD Certificate of Incorporation. Article IX of the FCRD Certificate of Incorporation further provides that the amendment of Sections 5.1, 5.4, 5.5, 5.6, 7.1, 7.2, 8.1, 8.2, 9.1 or 11.1 of the FCRD Certificate of Incorporation requires either (x) the approval of a majority of the continuing directors (as defined in the FCRD Certificate of Incorporation) and the holders of at least 75% of the then outstanding shares of each affected class or series

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
of shares, voting separately as a class or series, or (y) the approval of the holders of at least 80% of the then outstanding shares of FCRD capital stock, voting together as a single class.

Amendment of CCAP Bylaws and FCRD Bylaws	The CCAP Bylaws provide that the CCAP Board will have the power to adopt, alter or repeal any provision of the CCAP Bylaws and to make new bylaws. The CCAP Bylaws also provide that the stockholders will have the power, at any annual or special meeting of the stockholders, subject to the requirements in the CCAP Bylaws regarding the advance notice of stockholder proposals or the calling of a stockholder-requested special meeting of stockholders, as the case may be, to alter or repeal any provision of the CCAP Bylaws and to adopt new bylaws if any such alteration, repeal or adoption is approved by the affirmative vote of a majority of all votes entitled to be cast on the matter and is otherwise permitted by applicable law, except that the stockholders will not have the power to alter or repeal or adopt any provision inconsistent with the amendment provisions of the CCAP Bylaws without the approval of the CCAP Board.	The FCRD Board is expressly empowered to adopt, amend or repeal the FCRD Bylaws; provided, however, that any adoption, amendment or repeal of the FCRD Bylaws by the FCRD Board requires the approval of at least sixty-six and two-thirds percent (66 2/3%) of the continuing directors. Under the FCRD Bylaws, the affirmative vote of the holders of a majority of the outstanding shares of capital stock of FCRD entitled to vote thereon is required for the FCRD Stockholders to amend the FCRD Bylaws.

Mergers, Consolidations and Sale of Assets	Subject to certain exceptions, CCAP may merge, consolidate, convert, sell, lease, exchange or otherwise transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business only if such transaction is declared advisable by the CCAP Board and approved by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, a liquidation requires the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter, unless the liquidation is

Subject to certain exceptions, the DGCL requires that, in addition to any additional or greater approval or vote required under the FCRD Certificate of Incorporation, the merger or consolidation of FCRD, and the sale, lease or exchange of all or substantially all of the assets of FCRD and its wholly-owned subsidiaries, must each be approved by the FCRD Board and the holders of a majority in voting power of the outstanding shares of FCRD capital stock entitled to vote thereon.

In addition to these statutory voting requirements and the other enhanced

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
	approved by at least two-thirds of continuing directors (in addition to approval by the CCAP Board), in which case such liquidation requires only a majority vote.	voting and approval requirements in the FCRD Certificate of Incorporation summarized herein (including, without limitation, the requirements applicable to specified transactions “Principal Shareholders” (as defined therein) summarized below), Article IX of the FCRD Certificate of Incorporation provides that the merger or consolidation of FCRD with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same provisions as described in Sections 5.1, 5.4, 5.5, 5.6, 7.1, 7.2, 8.1, 8.2, 9.1 and 11.1 of the FCRD Certificate of Incorporation each require either (i) the approval of a majority of the continuing directors and the holders of at least 75% of the then outstanding shares of each affected class or series of shares, voting separately as a class or series, or (ii) the approval of the holders of at least 80% of the then outstanding shares of FCRD capital stock, voting together as a single class.

Dissolution	Except as set forth in the following sentence, CCAP may dissolve only if the dissolution is declared advisable by a majority of the entire CCAP Board and approved by the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter. If the dissolution is approved by at least two-thirds of continuing directors (in addition to approval by the CCAP Board), the dissolution will require the approval of stockholders entitled to cast only a majority of the votes entitled to be cast on the matter.

Under the DGCL, the dissolution of FCRD requires, in addition to any additional or greater vote or approval required under the FCRD Certificate of Incorporation, either (i) unanimous approval of all of the FCRD Stockholders entitled to vote thereon or (ii) approval by the FCRD Board followed by the affirmative vote of the holders of a majority in voting power of the outstanding shares of FCRD capital stock entitled to vote thereon.

In addition to this statutory voting requirement, Article IX of the FCRD Certificate of Incorporation provides that the liquidation and dissolution of FCRD requires either (i) the approval of a majority of the continuing directors and the holders of at least 75% of the then outstanding shares of each affected class or series of shares, voting separately as a class or series,

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
or (ii) the approval of the holders of at least 80% of the then outstanding shares of FCRD capital stock, voting together as a single class.

Business Combinations with Interested Stockholders	Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange and, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who beneficially owned, directly or indirectly, 10% or more of the voting power of the corporation’s then outstanding stock at any time within the preceding two years, in each case referred to as an “interested stockholder,” or an affiliate thereof, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder or its affiliates or associates. The super-majority vote requirements do not apply, however, to business combinations that are approved or exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder or if the business combination satisfies certain minimum price, form-of-consideration and procedural requirements.

FCRD has opted out of Section 203 of the DGCL, which is Delaware’s anti-takeover statute.

Nevertheless, Article XI of the FCRD Certificate of Incorporation imposes certain enhanced authorization requirements applicable to specified transactions with “Principal Shareholders” (as defined therein).

More specifically, Article XI of the FCRD Certificate of Incorporation provides that, notwithstanding any other provision of the FCRD Certificate of Incorporation and subject to the exceptions provided in paragraph (d) of Article XI, the transactions described in paragraph (c) of Article XI shall require the affirmative vote or consent of a majority of the directors then in office followed by the affirmative vote of the holders of not less than seventy-five percent (75%) of the shares of each affected class or series outstanding, voting as separate classes or series, when a Principal Shareholder is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the FCRD Stockholders otherwise required by law or by the terms of any class or series of shares of Preferred Stock, whether now or hereafter authorized, or any agreement between FCRD and any national securities exchange.

In this connection Article XI of the FCRD Certificate of Incorporation defined “Principal Shareholder” to mean any corporation, Person (which shall mean and include individuals, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or

Rights of CCAP Stockholders	Rights of FCRD Stockholders

Pursuant to the Business Combination Act, the CCAP Board has adopted a resolution exempting any business combination between CCAP and any other person from the business combination statute described above, provided that the business combination is first approved by the CCAP Board, including a majority of the independent directors.

not legal entities, and governments and agencies and political subdivisions thereof) or other entity which is the beneficial owner, directly or indirectly, of ten percent (10%) or more of the outstanding shares of any outstanding class or series and shall include any affiliate or associate (as such terms are defined in Article XI of the FCRD Certificate of Incorporation) of a Principal Shareholder. For the purposes of Article XI, in addition to the shares which a corporation, Person or other entity beneficially owns directly, (a) any corporation, Person or other entity shall be deemed to be the beneficial owner of any shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Corporation) or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, Person or entity with which its “affiliate” or “associate” (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of shares, or which is its “affiliate” or “associate” as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, and (b) the outstanding shares shall include shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

Rights of CCAP Stockholders	Rights of FCRD Stockholders

Paragraph (c) of Article XI of the FCRD Certificate of Incorporation provides that its restrictions shall apply to the following transactions:

(i) The merger or consolidation of FCRD or any subsidiary of FCRD with or into any Principal Shareholder.

(ii) The issuance of any securities of FCRD to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan).

(iii) The sale, lease or exchange of all or any substantial part of the assets of FCRD to any Principal Shareholder (except assets having an aggregate fair market value of less than five percent (5%) of the total assets of FCRD, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(iv) The sale, lease or exchange to FCRD or any subsidiary thereof, in exchange for securities of FCRD, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than five percent (5%) of the total assets of FCRD, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Notwithstanding the foregoing, the aforementioned approvals of the FCRD Board and FCRD Stockholders otherwise required under Article XI of the Certificate of Incorporation are not required for any such transaction to which a Principal Shareholder is a party, if (x) a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent such transaction has been approved by at least 80% of FCRD’s continuing

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
directors, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) will generally be the only stockholder vote required under Article XI of the FCRD Certificate of Incorporation, or (y) such transaction is with a subsidiary of FCRD of which FCRD and its subsidiaries own beneficially or of record a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in the election of directors.

Control Share Acquisitions	Under the MGCL, control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions. The Maryland Control Share Acquisition Act does not apply, however, to shares acquired in a merger, consolidation or share	The DGCL contains no limitations or restrictions specifically governing the voting power of “control shares” acquired in a “control share acquisition.”

	Rights of CCAP Stockholders	Rights of FCRD Stockholders

exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation.

Pursuant to the Maryland Control Share Acquisition Act, the CCAP Bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of shares of CCAP stock.

Unsolicited Takeovers

Under Subtitle 8 of Title 3 of the MGCL, or “Subtitle 8,” a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject, by provision in its charter or bylaws or by resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions: (i) a classified board; (ii) a two-thirds vote requirement for removing a director; (iii) a requirement that the number of directors be fixed only by vote of the directors; (iv) that any and all vacancies on the board of directors may be filled only by the remaining directors, even if the remaining directors do not constitute a quorum, and for the remainder of the full term of the class of directors in which the vacancy occurred; and (v) a majority requirement for the calling of a stockholder- requested special meeting of stockholders.

Pursuant to Subtitle 8, CCAP has elected that vacancies on the CCAP Board may be filled only by a majority of the remaining directors and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred. Through provisions in the CCAP Charter and CCAP Bylaws unrelated to Subtitle 8, CCAP already has a classified board,

The DGCL contain no analogous provision that specifically authorizes a board of directors to, and does not specifically permit a board of directors to, unilaterally implement by resolution of the board of directors and without a corresponding amendment to the certificate of incorporation or bylaws (to the extent applicable) to implement such applicable matter or requirement and amend any provision of the certificate of incorporation or bylaws to the contrary: (i) a classified board, (ii) a two-thirds vote requirement for director removal, (iii) a requirement that the number of directors be fixed only by vote of the directors, (iv) a requirement that vacancies on the board of directors be filled only by the remaining directors, even if less than a quorum, or by a sole remaining director or (v) a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
requires a two-thirds vote for director removal, vests in the CCAP Board the exclusive power to fix the number of directorships and requires the written request of stockholders entitled to cast a majority of the votes entitled to be cast on any matter that may properly be considered at a meeting of stockholders to call a special meeting to act on such matter.

Appraisal Rights	The CCAP Charter provides that stockholders will not be entitled to exercise appraisal rights unless the CCAP Board determines that appraisal rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.	Under Section 262 of the DGCL, the rights of stockholders to obtain a judicial appraisal of the fair value for their shares, referred to as appraisal rights, may be available in connection with a statutory merger, consolidation or conversion in certain specific situations if the stockholders have neither voted in favor of nor consented in writing to the merger, consolidation or conversion.

In addition, for shares held of record by more than 2,000 holders or listed on a national securities exchange (such as FCRD’s Common Stock prior to the First Merger), no appraisal rights are available under Delaware law to holders of such shares unless such stockholders are required by the terms of the merger, consolidation or conversion to accept anything other than:

•  shares of stock of the surviving or resulting corporation, or of the converted entity if the converted entity is a corporation (or depository receipts in respect of any of the foregoing);

•  shares of stock of another corporation (or depository receipts in respect thereof) that will either be listed on a national securities exchange or held of record by more than 2,000 holders;

•  cash instead of fractional shares or depository receipts of such stock; or

	Rights of CCAP Stockholders	Rights of FCRD Stockholders

•  any combination of the above three bullets.

Appraisal rights are not available under Delaware law in the event of the sale of all or substantially all of a corporation’s assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the corporation’s certificate of incorporation. The FCRD Certificate of Incorporation does not grant such rights.

FCRD Stockholders and beneficial owners (as defined in Section 262 of the DGCL) are entitled to exercise appraisal rights with respect to the First Merger in accordance with Section 262 of the DGCL. For more information, see “Appraisal Rights of FCRD Stockholders of Beneficial Owners” and “Description of the Merger Agreement—Appraisal Rights.”

Call and Notice of Stockholders’ Meetings

Annual Meetings. An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of CCAP is held on the date and at the time set by the CCAP Board.

Special Meetings. The chairman of the board, the chief executive officer, the president or the CCAP Board may call a special meeting of the stockholders. Subject to certain conditions, a special meeting of stockholders must also be called by the secretary of CCAP to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. Only the business specified in the notice of the meeting may be brought before such meeting.

Record Date. The MGCL and the CCAP Bylaws provide that the CCAP Board may fix a record date not more

An annual meeting of the FCRD Stockholders for the election of directors and the transaction of any business within the powers of FCRD shall be held on a date and at the time set by the FCRD Board.

The FCRD Certificate of Incorporation provides that special meetings of FCRD Stockholders may only be called by the FCRD Board, Chairman, Vice Chairman (if any), President (if any) or Chief Executive Officer and, accordingly, the special meetings of FCRD Stockholders may not be called or requested by the FCRD Stockholders.

Not less than ten nor more than 60 days before each meeting of FCRD Stockholders, the Secretary shall give to each FCRD Stockholder entitled to vote at such meeting and to each FCRD Stockholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the date, time and place, if any,

	Rights of CCAP Stockholders	Rights of FCRD Stockholders

than 90 days and not less than ten days before the date of any such meeting.

Notice. Not less than 10 nor more than 90 days before each meeting of stockholders, the secretary of CCAP will give to each stockholder entitled to vote at such meeting or entitled to notice thereof, notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any law, the purpose for which the meeting is called, by (i) mail, (ii) presenting it to such stockholder personally, (iii) leaving it at the stockholder’s residence or usual place of business or (iv) any other means permitted by Maryland law, including electronic transmission.

of the meeting, the means of remote communications, if any, by which FCRD Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the FCRD Stockholders entitled to vote at the meeting, if such date is different from the record date for determining the FCRD Stockholders entitled to notice of the meeting, and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such FCRD Stockholder personally, by leaving it at the FCRD Stockholder’s residence or usual place of business or by any other means permitted by Delaware law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the FCRD Stockholder at the FCRD Stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid.

Consent in Lieu of Meeting	The MGCL provides that, unless the charter authorizes the holders of common stock entitled to vote generally on the election of directors to consent in writing or by electronic transmission by not less than the minimum number of votes that would be necessary to take action at a stockholders meeting, any action required or permitted to be taken at a meeting may be taken without a meeting only if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed in paper or electronic form with the records of stockholders meetings. The CCAP Charter does not address stockholder action without a meeting and, therefore, unanimous consent is required for stockholder action without a meeting.

Subject to the below requirements set forth in the FCRD Bylaws, any action required or permitted to be taken at any annual or special meeting of FCRD Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to FCRD in the manner required by Section 228 of the DGCL.

In order that FCRD may determine the stockholders entitled to consent to corporate action in writing without a meeting, the FCRD Board may fix a record date, which record date shall

Rights of CCAP Stockholders	Rights of FCRD Stockholders
not precede the date upon which the resolution fixing the record date is adopted by the FCRD Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the FCRD Board. The FCRD Bylaws require that any FCRD Stockholder of record seeking to have the FCRD Stockholders authorize or take corporate action by written consent shall request the FCRD Board to fix a record date, which request shall be in proper form and delivered to the FCRD Secretary at FCRD’s principal executive offices. The FCRD Bylaws require that to be in proper form, such request must be in writing, shall state the purpose or purposes of the action or actions proposed to be taken by written consent. The FCRD Bylaws require that, within ten (10) days after the date on which such a request is received, the FCRD Board shall adopt a resolution fixing the record date and provide that, if no record date has been fixed by the FCRD Board within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the FCRD Board is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to FCRD by delivery to its registered office in Delaware, its principal place of business or to any officer or agent of FCRD having custody of the book in which proceedings of meetings of FCRD Stockholders are recorded. Delivery made to FCRD’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the FCRD Board and prior action by the FCRD Board is required

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
by applicable law, the record date for determining the FCRD Stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the FCRD Board adopts the resolution taking such prior action.

Stockholder Inspection Rights

Any stockholder of a Maryland corporation may make a request during usual business hours to inspect and copy any of the following corporate documents: (i) bylaws; (ii) minutes of the proceedings of the stockholders; (iii) annual statements of affairs; and (iv) voting trust agreements deposited at CCAP’s principal office. Any stockholder may also request a statement showing all stock and securities issued during a specified period of not more than 12 months before the date of the request. In addition, one or more persons who together are and for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class may (i) inspect and copy during usual business hours CCAP’s books of account and stock ledger, (ii) present to any officer or resident agent of CCAP a written request for a statement of CCAP’s affairs and (iii) if CCAP does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of CCAP a written request for a list of stockholders, setting forth the name and address of each stockholder and the number of shares of each class which the stockholder holds. Within 20 days after such request is made, CCAP must prepare such information and have it available on file at its principal office.

The CCAP Bylaws further provide that the secretary of CCAP will make, at least ten days before every annual meeting or special meeting of stockholders, a complete list of the

Under Section 220 of the DGCL, and subject to certain limitations and requirements, FCRD Stockholders (and beneficial owners of shares of FCRD capital stock held either in a voting trust or by a nominee on behalf of such person) shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from FCRD’s stock ledger, a list of FCRD stockholders, and its other books and records, and certain books and records of FCRD’s subsidiaries.

For a period of 10 days ending on the day before the date of any meeting of FCRD Stockholders, a complete list of the FCRD Stockholders entitled to vote at the meeting (unless the record date for determining the FCRD Stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the FCRD Stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each FCRD Stockholder and the number of shares registered in the name of each FCRD Stockholder shall be open to the examination of any FCRD Stockholder for any purpose germane to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of FCRD.

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list will be (i) open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting either at a place within the city, town or village where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held, and (ii) produced and kept at the time and place of the meeting and open for inspection or examination by any stockholder during the whole time of the meeting.

Corporate Opportunities	Maryland law generally recognizes the corporate opportunity doctrine, which requires that directors and officers of a corporation must not take for themselves any business opportunity that could benefit the corporation. The CCAP Charter provides that CCAP will have the power, by resolution of the CCAP Board, to renounce any interest or expectancy of CCAP in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are presented to CCAP or developed by or presented to one or more directors or officers of CCAP, including any director or officer who also serves as a director, officer or employee of any entity that provides investment advisory services to CCAP or as a member of the investment committee of any such entity.	Delaware law generally recognizes the corporate opportunity doctrine, which limits the ability of fiduciaries to undertake or exploit corporate opportunities that, in all fairness, should belong to the corporation. Under Section 122(17) of the DGCL, a corporation, by provision in its certificate of incorporation or by resolution of its board of directors, may renounce, in advance, any interest or expectancy in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. The FCRD Certificate of Incorporation contains no such renunciation of FCRD’s interest or expectancy in (or in being offered an opportunity to participate in) any such opportunities.

Transfer Restrictions	The CCAP Charter does not contain any transfer restrictions that are currently in effect with regard to the CCAP Common Stock.	Section 6.3 of the FCRD Bylaws provides that transfers of shares of FCRD capital stock shall be made on the books of the Corporation, and in

	Rights of CCAP Stockholders	Rights of FCRD Stockholders

the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of FCRD shall determine to waive such requirement. Section 6.3 of the FCRD Bylaws further provide that no transfer of shares of FCRD capital stock shall be valid as against FCRD for any purpose until it shall have been entered in the stock records of FCRD by an entry showing from and to whom transferred.

No other provision of the FCRD Certificate of Incorporation or FCRD Bylaws imposes restrictions on the transfer of shares of FCRD capital stock.

Dividends and Stock Repurchases	Pursuant to the MGCL, no distribution may be made by CCAP if, after giving effect to the distribution, (i) CCAP would not be able to pay its indebtedness as the indebtedness becomes due in the usual course of business or (ii) CCAP’s total assets would be less than the sum of its total liabilities plus, unless the CCAP Charter permits otherwise, the amount that would be needed, if CCAP were to be dissolved at the time of the distribution, to satisfy the preferential	Under the DGCL, dividends may only be paid by FCRD on the FCRD Common Stock out of FCRD’s “surplus,” or in the event it has no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the immediately preceding fiscal year. Section 160(a) of the DGCL also limits the ability of FCRD to repurchase or redeem its stock for an amount in excess of FCRD’s “surplus.” Under the DGCL, “surplus” is an amount equal to the

	Rights of CCAP Stockholders	Rights of FCRD Stockholders

rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution For purposes of determining compliance with the insolvency tests in clauses (i) and (ii), the MGCL permits assets to be valued on the basis of a “fair valuation” of the assets or upon any other “reasonable” method rather than limiting application of the tests to the financial statements.

Pursuant to the CCAP Bylaws, dividends and other distributions to CCAP stockholders may be authorized by the CCAP Board, subject to the provisions of law and the CCAP Charter. Dividends and other distributions may be paid in cash, property or stock of CCAP, subject to the provisions of applicable law and the CCAP Charter.

amount by which a corporation’s net assets exceed its “capital” (with capital typically a nominal amount equal to the aggregate par value of the corporation’s outstanding shares of capital stock). Delaware law vests the FCRD Board with discretion in determining the existence of surplus and the fair value of FCRD’s assets and the value of its liabilities. In addition to these statutory limitations under the DGCL, Delaware law has been construed to further limit the ability of a Delaware corporation to pay a dividend or repurchase or redeem its stock to the extent that the corporation lacks funds lawfully available therefor, such action would render the corporation insolvent (i.e., that the corporation’s liabilities would exceed its assets or that it would be unable to pay its debts as they come due) or such action would render the corporation unable to continue as a going concern.

Holders of outstanding shares of Common Stock are entitled to receive proportionately, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, dividends payable either in cash, in property or in shares of capital stock.

Exculpation of Officers and Directors	Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The CCAP Charter contains a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.	The FCRD Certificate of Incorporation eliminates the personal liability of FCRD’s directors to FCRB or any FCRD Stockholder for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to FCRD or the FCRD Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. The FCRD

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
Certificate of Incorporation does not contain any analogous provision limiting the personal liability of FCRD’s officers.

Indemnification of Officers and Directors	The MGCL requires a Maryland corporation (unless its charter provides otherwise, which the CCAP Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that

The FCRD Certificate of Incorporation provides that FCRD shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of FCRD and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, FCRD shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the FCRD Board. The FCRD Certificate of Incorporation provides that such right to indemnification shall include the right to be paid by FCRD the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

FCRD may, to the extent authorized from time to time by the FCRD Board, provide rights to indemnification and to the advancement of expenses to employees and agents of FCRD similar to those conferred in the FCRD Certificate of Incorporation to directors and officers of FCRD.

The rights to indemnification and to the advance of expenses conferred in the FCRD Certificate of Incorporation are not exclusive of any other right which any person may have or hereafter acquire under the FCRD Certificate of Incorporation, the

Rights of CCAP Stockholders	Rights of FCRD Stockholders

personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

To the maximum extent permitted by Maryland law and the Investment Company Act, the CCAP Charter requires CCAP to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any present or former director or officer or (2) any individual who, while a director or officer and at CCAP’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager or partner, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

The CCAP Charter permits CCAP, with the approval of the CCAP Board, to provide indemnification and advance of expenses to a person who served a predecessor of CCAP in any of the capacities described above and to any employee or agent of CCAP or such predecessor.

CCAP has indemnification agreements in place with its directors and certain of its officers.

FCRD Bylaws, any statute, agreement, vote of FCRD Stockholders or disinterested directors or otherwise.

The rights to indemnification and to the advance of expenses conferred in the FCRD Certificate of Incorporation are subject to the requirements of the Investment Company Act to the extent applicable.

	Rights of CCAP Stockholders	Rights of FCRD Stockholders
Exclusive Forum		Neither the FCRD Certificate of Incorporation nor the FCRD Bylaws currently contains provisions limiting the forum in which actions, suits or proceedings may be brought by a stockholder or any derivative actions, suits or proceedings brought on behalf of FCRD.

Voting Requirements Regarding Conversion to a Closed-End or Open-end Investment Company		Article IX of the FCRD Certificate of Incorporation provides that the conversion of FCRD from a business development company to a closed-end or open-end investment company requires either (i) the approval of a majority of the continuing directors and the holders of at least 75% of the then outstanding shares of each affected class or series of shares, voting separately as a class or series, or (ii) the approval of the holders of at least 80% of the then outstanding shares of FCRD capital stock, voting together as a single class.

REGULATION OF FCRD

The information in “Business—Business Development Company Regulations” in Part I, Item 1 of FCRD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 4, 2022, is incorporated herein by reference.

REGULATION OF CCAP

The information contained under the captions “Part I. Item 1. Business—Regulation as a Business Development Company” in CCAP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 23, 2022, is incorporated by reference herein.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR OF FCRD

FCRD’s securities are held under a custody agreement by State Street Bank & Trust Company (“State Street”). State Street provides administrative and accounting services under a sub-administration agreement. For the services provided by State Street and its affiliates, State Street is entitled to fees as agreed upon from time to time. The address of State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. American Stock Transfer and Trust Company provides transfer agency support to FCRD and serves as FCRD’s dividend paying agent under a transfer agency agreement. The address of American Stock Transfer and Trust Company is 59 Maiden Lane, New York, New York 10007.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR OF CCAP

CCAP’s securities are held under a custodian agreement by U.S. Bank National Association. The principal address of the custodian is 800 Nicollett Mall, Minneapolis, Minnesota 55402. Broadridge Financial Solutions acts as CCAP’s dividend paying agent and registrar for CCAP Common Stock. The principal business address of Broadridge Financial Solutions is 5 Dakota Drive, Suite 300, Lake Success, New York 11042.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since CCAP generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

Subject to policies established by the CCAP Board, CCAP Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. CCAP Advisor does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for CCAP, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While CCAP Advisor generally seeks reasonably competitive trade execution costs, CCAP will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, CCAP Advisor may select a broker based partly upon brokerage or research services provided to CCAP Advisor and CCAP and any other clients. In return for such services, CCAP may pay a higher commission than other brokers would charge if CCAP Advisor determines in good faith that such commission is reasonable in relation to the services provided.

CCAP also pays brokerage commissions incurred in connection with open-market purchases pursuant to the CCAP Plan.

The aggregate amount of brokerage commissions paid by CCAP during the three most recent fiscal years is $0.0 million.

LEGAL MATTERS

The legality of CCAP Common Stock to be issued pursuant to the Merger Agreement will be passed upon for CCAP by Venable LLP, Baltimore, Maryland.

EXPERTS

The consolidated financial statements of CCAP appearing in CCAP’s Annual Report on Form 10-K for the year ended December 31, 2021 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of First Eagle Alternative Capital BDC, Inc. and financial statements of First Eagle Logan JV LLC incorporated herein by reference to the First Eagle Alternative Capital BDC, Inc. Annual Report on Form 10-K for the year ended December 31, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

APPRAISAL RIGHTS OF FCRD STOCKHOLDERS AND BENEFICIAL OWNERS

General

Under Section 262 of the DGCL, FCRD Stockholders and “beneficial owners” of shares of FCRD Common Stock who do not vote in favor of the Merger Proposal (or otherwise waive appraisal rights) and who properly comply with the procedures specified in Section 262 of the DGCL will be entitled to appraisal rights under Delaware law to have the Delaware Court of Chancery determine the “fair value” of such stockholder’s or beneficial owner’s shares of FCRD Common Stock as of the Effective Time (exclusive of any element of value arising from the accomplishment or expectation of the Mergers) and thereafter to receive payment of such “fair value” in cash, together with interest, if any, to be paid upon the amount determined to be the fair value in Section 262 of the DGCL in lieu of receiving the Per Share Merger Consideration and any applicable portion of the CCAP Advisor Cash Consideration.

The following discussion is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL which is available, free of charge, at https://delcode.delaware.gov/title8/c001/sc09/index.html. Unless otherwise noted herein, all references in Section 262 of the DGCL and in this summary to a “stockholder” or “FCRD Stockholder” are to the record holder of the shares of FCRD Common Stock. All references in this summary to “beneficial owner” means the beneficial owner of shares of FCRD Common Stock held by a bank, broker, trustee or nominee on behalf of such person. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation that you exercise your rights to seek appraisal under Section 262 of the DGCL.

Under Section 262 of the DGCL, when a merger is submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to such meeting, must notify each stockholder who was a stockholder on the record date for notice of such meeting with respect to shares of common stock for which appraisal rights are available, that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. This document constitutes the required notice, and a copy of Section 262 of the DGCL is available, free of charge, at https://delcode.delaware.gov/title8/c001/sc09/index.html, which section is expressly incorporated herein by reference. An FCRD Stockholder or beneficial owner who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review the following discussion and Section 262 of the DGCL carefully. Failure to strictly comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. A stockholder or beneficial owner who loses his, her or its appraisal rights will be entitled to receive the Per Share Merger Consideration and the applicable ratable portion of the CCAP Advisor Cash Consideration in accordance with the terms of the Merger Agreement without interest and less any withholding taxes.

How to Exercise and Perfect Your Appraisal Rights

FCRD Stockholders and beneficial owners wishing to exercise the rights to seek an appraisal of their shares must satisfy ALL of the following conditions:

•

you must not (and, with respect to any shares for which you are the beneficial owner, the record holder must not), vote in favor of, or consent to, the Merger Proposal (or otherwise waive appraisal rights) with respect to such shares. Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Proposal, and it will result in you losing the right of appraisal and will effectively nullify any previously delivered written demand for appraisal of your shares of FCRD Common Stock, if you (or the record holder of your shares) submits a proxy and you wish to exercise your appraisal rights, you (or the record holder of your shares, as the case may be) must vote “against” the Merger Proposal or abstain from voting with respect to your shares of FCRD Common Stock;

•

must cause a written demand for appraisal of your shares of FCRD Common Stock to be delivered to FCRD by such FCRD Stockholder or beneficial owner before the vote on the Merger Proposal at the Special Meeting;

•

in the case of a FCRD Stockholder making a demand for appraisal, must continuously hold the shares of FCRD Common Stock, and in the case of a beneficial owner making a demand for appraisal, must continuously own such shares of FCRD Common Stock, from the date of making the demand through the Effective Time; and

•

within 120 days after the Effective Time, but not thereafter, either (i) the surviving corporation in the First Merger (or to the extent that the Second Merger has then been consummated, the surviving entity in the Second Merger) (such surviving corporation or entity as of any applicable time, the “Surviving Entity”) or (ii) any FCRD Stockholder or beneficial owner who has made an appraisal demand, otherwise complied with the requirements of Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of FCRD Common Stock of all persons entitled to appraisal.

In addition, because the shares of FCRD Common Stock will be listed on a national securities exchange , immediately prior to the First Merger, the Delaware Court of Chancery shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares of FCRD Common Stock entitled to appraisal exceeds 1% of the outstanding shares of FCRD Common Stock eligible for appraisal or (2) the value of the consideration provided in the First Merger for such total number of shares (including, for the avoidance of doubt, any such portion of the CCAP Advisor Cash Consideration otherwise payable in respect of such shares) exceeds $1 million.

Voting, in-person or by proxy, against, abstaining from voting on or failing to vote on the Merger Proposal will not constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote. However, you must not vote your shares (and, in the case of a beneficial owner, ensure that the record holder of your shares does not vote such shares) in person or by proxy in favor of the adoption of the Merger Agreement in order to exercise your appraisal rights with respect to such shares.

Who May Exercise Appraisal Rights

Only a FCRD Stockholder of record or beneficial owner of shares of FCRD Common Stock is entitled to demand an appraisal. To the extent made by a FCRD Stockholder of record, a demand for appraisal must be executed by or on behalf of the FCRD Stockholder of record. A demand for appraisal may also be made by a beneficial owner in which case, in addition to otherwise satisfying the requirements set forth herein, such demand must reasonably identify the identity of the holder of record of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the Surviving Entity. Alternatively, beneficial owner of shares of FCRD Common Stock may have the holder of record of such shares submit the required demand on the beneficial owner’s behalf. In either case, the demand should set forth, fully and correctly, the FCRD Stockholder of record’s name as it appears on the Certificate and in the stock ledger. The demand must reasonably inform FCRD of the identity of the FCRD Stockholder and that the FCRD Stockholder (or beneficial owner) intends to demand appraisal of his, her or its shares of FCRD Common Stock. A record owner, such as a broker, bank, trustee or nominee, who holds shares of FCRD Common Stock as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares of FCRD Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of FCRD Common Stock as to which appraisal is sought. Where no number of shares of FCRD Common Stock is expressly mentioned, the demand will be presumed to cover all shares of FCRD Common Stock held in the name of the record owner.

If you own shares of FCRD Common Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for an FCRD Stockholder of record; however, the agent must identify the record owner (and, if any by an authorized agent of any beneficial owner or owners, must identify the beneficial owner or owners) and expressly disclose the fact that, in making the demand, such person is acting as agent.

If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:

First Eagle Alternative Credit, LLC,

Attn: General Counsel

500 Boylston St., Suite 1200,

Boston, MA, 02116

Notice by the Surviving Entity

If the First Merger is completed, the Surviving Entity will give notice that the First Merger has become effective within 10 days after the Effective Time to each FCRD Stockholder and beneficial owner that did not vote in favor of, or consent in writing to, the Merger Proposal and delivered a written demand for appraisal in accordance with Section 262 of the DGCL.

Within 120 days after the Effective Time, any FCRD Stockholder or beneficial owner that has complied with the provisions of Section 262 of the DGCL will be entitled to receive from the Surviving Entity, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the Merger Proposal and with respect to which FCRD has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning those shares (for purposes of which the record holder of shares held by a beneficial owner who has made a demand for appraisal shall not be considered a separate stockholder holding such shares). Upon receiving such a written request, the Surviving Corporation must provide the statement within the later of 10 days of receipt by the Surviving Entity of the request or 10 days after expiration of the period for delivery of demands for appraisal.

Additional Actions After Consummation of the First Merger

If a petition for appraisal is not duly filed, then the right to appraisal will cease. Within 120 days after the Effective Time, but not later, any FCRD Stockholder or beneficial owner of shares of FCRD Common Stock that has made an appraisal demand, that has otherwise complied with the requirements of Section 262 of the DGCL, and who is otherwise entitled to appraisal rights, or the Surviving Entity may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Entity in the case of a petition filed by a FCRD Stockholder or beneficial owner, demanding a determination of the value of the shares of FCRD Common Stock of all persons entitled to appraisal. The Surviving Entity is under no obligation to file an appraisal petition and has no intention of doing so. If you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

At any time within 60 days after the Effective Time, any FCRD Stockholder or beneficial owner who has made an appraisal demand and otherwise complied with the requirements of Section 262 of the DGCL but has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the Per Share Merger Consideration and the applicable ratable portion of the CCAP Advisor Cash Consideration, without interest and less any withholding taxes, by delivering a written withdrawal of the demand for appraisal to the Surviving Entity, except that any attempt to withdraw made more than 60 days after the Effective Time will require written approval of the Surviving Entity. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any FCRD Stockholder or beneficial owner without the approval of the Delaware Court of Chancery and such approval may be conditioned on the terms the Delaware Court of Chancery deems just (including without limitation, a reservation of jurisdiction for any application to the Court made with respect to the allocation of the expenses of the proceeding); provided, however, that this provision will not affect the right of any FCRD Stockholder or beneficial owner who has made an appraisal demand and otherwise complied with the requirements of Section 262 of the DGCL but not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such FCRD Stockholder’s or beneficial owner’s demand for appraisal and to accept the terms offered in the Merger Agreement within 60 days after the Effective Time.

If a petition for appraisal is duly filed by any FCRD Stockholder or beneficial owner who made an appraisal demand and otherwise properly perfected his, her or its appraisal rights in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is served upon the Surviving Entity, the Surviving Entity will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Register in Chancery with a duly verified list containing the names and addresses of all FCRD Stockholders and beneficial owners who have demanded an appraisal of their shares and with whom agreements as to the value of their shares of FCRD capital stock have not been reached. The Delaware Court of Chancery will then determine which persons have complied with the provisions of Section 262 of the DGCL and have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold certificated shares to submit their Certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any person who fails to comply with this direction.

In addition, because the shares of FCRD Common Stock will be listed on a national securities exchange immediately prior to the Effective Time, the Delaware Court of Chancery shall dismiss the proceedings as to all holders of such shares of FCRD Common Stock who are otherwise entitled to appraisal rights in connection with the First Merger unless (i) the total number of shares of FCRD Common Stock entitled to appraisal exceeds 1% of the outstanding shares of the class eligible for appraisal or (ii) the value of the consideration provided in the First Merger for such total number of shares of FCRD Common Stock (including, for the avoidance of doubt, any such portion of the CCAP Advisor Cash Consideration otherwise payable in respect of such shares) exceeds $1 million.

Determination of Fair Value

After determination of the FCRD Stockholders and beneficial owners entitled to appraisal of their shares of FCRD Common Stock, if any, the Delaware Court of Chancery will appraise the shares of FCRD Common Stock, and the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Delaware Court of Chancery will determine the fair value of the shares of FCRD Common Stock at the Effective Time entitled to appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the Mergers, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value is determined, the Delaware Court of Chancery will direct the payment of such fair value together with interest thereon, if any, to the persons entitled to receive the same, upon such terms and conditions as the Court may order. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. Notwithstanding the foregoing, at any time before the entry of judgment in the proceedings, the Surviving Entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided in Section 262 only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (2) interest theretofore accrued, unless paid at that time.

In determining the fair value, and, if applicable, interest, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that, in making this determination of fair value, the Court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, Delaware courts have decided that the statutory appraisal remedy, depending on the factual circumstances, may or may not be a stockholder’s or beneficial owner’s exclusive remedy.

FCRD Stockholders and beneficial owners considering seeking appraisal should be aware that the fair value of their shares of FCRD Common Stock as so determined could be more than, the same as or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of FCRD Common Stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL. No representation is made as to the outcome of the appraisal of fair value of your shares of FCRD Common Stock as determined under Section 262 of the DGCL could be greater than, the same as, or less than the total value of the Per Share Merger Consideration and applicable portion of the CCAP Advisor Cash Consideration otherwise payable in respect of a share of FCRD Common Stock in the First Merger. FCRD does not anticipate offering, in respect of any share of FCRD Common Stock, more than the total of the Per Share Merger Consideration and applicable portion of the CCAP Advisor Cash Consideration otherwise payable in respect of such a share of FCRD Common Stock in the First Merger to any FCRD Stockholder or beneficial owner exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of FCRD Common Stock is less than the value of the Per Share Merger Consideration and the applicable portion of the CCAP Advisor Cash Consideration otherwise payable in respect of such a share of FCRD Common Stock in the First Merger.

If a petition for appraisal is not duly filed within 120 days after the Effective Time, then all FCRD Stockholders and beneficial owners will lose the right to an appraisal, and will instead receive the Per Share Merger Consideration the applicable portion of the CCAP Advisor Cash Consideration otherwise payable in respect of such a share of FCRD Common Stock in the First Merger, without interest thereon, less any withholding taxes.

The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may impose those costs against the parties as the Delaware Court of Chancery deems to be equitable under the circumstances. However, costs do not include attorneys’ and expert witness fees. Each FCRD Stockholder and beneficial owner is responsible for its own attorneys’ and expert witnesses’ expenses, although, upon application of any person whose name appears on the verified list filed by the Surviving Entity who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may order all or a portion of such expenses, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of FCRD Common Stock entitled to appraisal not dismissed as to the proceedings or dismissed subject to such an award pursuant to a reservation of jurisdiction.

Any FCRD Stockholder or beneficial owner that has demanded appraisal will not, after the Effective Time, be entitled to vote the shares of FCRD Common Stock subject to that demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to FCRD Stockholders of record as of a record date prior to the Effective Time.

At any time within 60 days after the Effective Time, any FCRD Stockholder or beneficial owner that has made an appraisal demand and otherwise complied with the requirements of Section 262 of the DGCL but has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw a demand for appraisal and accept the Per Share Merger Consideration and applicable ratable portion of the CCAP Advisor Cash Consideration, without interest and less any withholding taxes, by delivering a written withdrawal of the demand for appraisal to the Surviving Entity, except that any attempt to withdraw made more than 60 days after the Effective Time will require written approval of the Surviving Entity. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any FCRD Stockholder or beneficial owner without the approval of the Delaware Court of Chancery and such approval may be conditioned on the terms the Delaware Court of Chancery deems just (including without limitation, a reservation of jurisdiction for any application to the Court made with respect to the allocation of the expenses of the proceeding), provided, however, that this provision will not affect the right of any FCRD Stockholder or beneficial owner who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such FCRD Stockholder’s or beneficial owner’s demand for appraisal and to accept the terms offered in the Merger Agreement within 60 days after the Effective Time. If you fail to perfect, effectively withdraw or otherwise lose the appraisal right, your shares of FCRD Common Stock will be converted into the right to receive the Per Share Merger Consideration and the applicable ratable portion of the CCAP Advisor Cash Consideration, in each case without interest thereon and less any withholding taxes in accordance with the Merger Agreement.

Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights will result in the loss of appraisal rights. In that event, you will be entitled to receive the Per Share Merger Consideration and the applicable ratable portion of the CCAP Advisor Cash Consideration for your shares in accordance with the Merger Agreement, without interest and less any withholding taxes. In view of the complexity of the provisions of Section 262 of the DGCL, if you are an FCRD Stockholder or beneficial owner and are considering exercising your appraisal rights under the DGCL, you should consult your own legal advisor.

OTHER MATTERS

No other matter is likely to come before the Special Meeting or may properly come before the Special Meeting.

FCRD is seeking Stockholder approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal.

STOCKHOLDERS SHARING AN ADDRESS

Only one copy of this document may be delivered to two or more stockholders of FCRD who share an address, unless contrary instructions from one or more of such stockholders have been provided to FCRD, as applicable.

On written or oral request, FCRD will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. FCRD Stockholders who wish to receive a separate copy of this document, or to receive a single copy if multiple copies were delivered, now or in the future, should submit their request by writing to FCRD or by calling FCRD collect at (800) 450-4424. Please direct your written requests to FCRD, 500 Boylston St., Suite 1200, Boston, MA 02116, Attention: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

CCAP has filed with the SEC a registration statement on Form N-14 (of which this proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about CCAP and the securities being offered by this proxy statement/prospectus.

FCRD and CCAP are each subject to the informational requirements of the Exchange Act. Accordingly, they must file annual, quarterly and current reports, proxy material and other information with the SEC. You can review and copy such information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. Such information is also available from the EDGAR database on the SEC’s web site at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090 or (800) SEC-0330.

The information CCAP files with the SEC is available free of charge by contacting it by telephone at (310) 235-5900, by sending an email to investor.relations@crescentcap.com or on its website at http://www.crescentbdc.com. Information contained on CCAP’s website is not incorporated into this proxy statement/prospectus and you should not consider such information to be part of this proxy statement/prospectus.

The information FCRD files with the SEC is available free of charge by contacting it at 500 Boylston St., Suite 1200, Boston, MA 02116 or by telephone at (800) 450-4424 or on its website at www.firsteagle.com/FEACBDC. Information contained on FCRD’s website is not incorporated into this joint proxy statement/prospectus and you should not consider such information to be part of this joint proxy statement/prospectus.

INCORPORATION BY REFERENCE FOR CCAP

This proxy statement/prospectus is part of a registration statement that CCAP has filed with the SEC. CCAP is allowed to “incorporate by reference” the information that it files with the SEC, which means CCAP can disclose important information to you by referring you to those documents.

This proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	CCAP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 23, 2022;

•	CCAP’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 9, 2022: and

•

those portions of CCAP’s Definitive Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 29, 2022, that were specifically incorporated by reference into CCAP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 23, 2022.

INCORPORATION BY REFERENCE FOR FCRD

This proxy statement/prospectus is part of a registration statement that CCAP has filed with the SEC. FCRD is allowed to “incorporate by reference” the information that it files with the SEC, which means FCRD can disclose important information to you by referring you to those documents.

This proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	FCRD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 4, 2022;

•	FCRD’s Quarterly Report on Form 10-Q for the period ended September 30, 2022, filed with the SEC on November 8, 2022;

•	FCRD’s Definitive Proxy Statement for the 2022 Annual Meeting of Stockholders, filed with the SEC on April 26, 2022; and

•	any description of shares of FCRD Common Stock contained in a registration statement filed pursuant to the Exchange Act and any amendment or report filed for the purpose of updating such description.

To obtain copies of these filings, see “Where You Can Find More Information.”

ANNEX A: MERGER AGREEMENT

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

Crescent Capital BDC, Inc.,

Echelon Acquisition Sub, Inc.,

Echelon Acquisition Sub LLC,

First Eagle Alternative Capital BDC, Inc.

and

Crescent Cap Advisors, LLC

Dated as of October 3, 2022

A-i

(continued)

A-ii

(continued)

A-iii

A-iv

(continued)

THIS AGREEMENT AND PLAN OF MERGER, dated as of October 3, 2022 (this “Agreement”), is made by and among Crescent Capital BDC, Inc., a Maryland corporation (“Parent”), Echelon Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned Subsidiary of Parent (“Acquisition Sub”), Echelon Acquisition Sub LLC, a Delaware limited liability company and a direct wholly-owned Subsidiary of Parent (“Acquisition Sub 2”), First Eagle Alternative Capital BDC, Inc., a Delaware corporation (the “Company”), and Crescent Cap Advisors, LLC, a Delaware limited liability company (the “Parent External Adviser”). The Parent External Adviser is party to this Agreement solely for purposes of Article II (with respect to the Parent External Adviser Aggregate Cash Consideration), Article V, Section 8.4, Section 8.5 and Article IX. Defined terms used in this Agreement have the respective meanings ascribed to them by definition in this Agreement or in Appendix A.

W I T N E S S E T H:

WHEREAS, each of Parent and the Company has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act;

WHEREAS, each of (i) the board of directors of the Company (the “Company Board”), upon the approval of and recommendation by the Special Committee of the Company Board (the “Company Special Committee”), and (ii) the respective boards of directors of Parent (the “Parent Board”) and Acquisition Sub, and Parent as the sole member of Acquisition Sub 2, has unanimously approved the acquisition of the Company by Parent upon the terms and subject to the conditions and limitations set forth in this Agreement;

WHEREAS, the Company Board and the board of directors of Acquisition Sub have approved and declared advisable, and each of the Parent Board and Parent as the sole stockholder of Acquisition Sub and Acquisition Sub 2 has approved or adopted, this Agreement and the transactions contemplated hereby, including the merger of Acquisition Sub with and into the Company (the “First Merger”), with the Company surviving as a wholly-owned Subsidiary of Parent (sometimes referred to in such capacity as the “Surviving Corporation”), upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”);

WHEREAS, immediately after the First Merger, the Surviving Corporation shall merge with and into Acquisition Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Acquisition Sub 2 as the surviving company in the Second Merger, upon the terms and subject to the conditions and limitations set forth in this Agreement and in accordance with the DGCL and the Delaware Limited Liability Company Act (the “DLLCA”);

WHEREAS, the Company Board has recommended that the Company’s stockholders approve the adoption of this Agreement and the approval of the transactions contemplated hereby;

WHEREAS, concurrently with the execution of this Agreement, and as a condition to the willingness of Parent, Acquisition Sub and Acquisition Sub 2 to enter into this Agreement, certain stockholders of the Company have entered into voting agreements pursuant to which such stockholders have, among other things and subject to the terms and conditions set forth therein, agreed to vote all of their shares of capital stock of the Company owned by such stockholders in favor of the transactions contemplated hereby;

WHEREAS, for United States federal income Tax purposes, the Mergers taken together, are intended to qualify for the Intended Tax Treatment; and

WHEREAS, each of Parent, Acquisition Sub, Acquisition Sub 2, Parent External Adviser and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Mergers and also to prescribe various conditions to the Mergers.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGERS

Section 1.1     The Mergers.

(a)    Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL, at the Effective Time, Acquisition Sub shall be merged with and into the Company, whereupon the separate existence of Acquisition Sub shall cease, and the Company shall continue as the surviving corporation and a wholly-owned Subsidiary of Parent.

(b)    Upon the terms and subject to the conditions of this Agreement, and in accordance with the DGCL and DLLCA, immediately after the Effective Time and as part of a single integrated transaction with the First Merger, the Surviving Corporation shall be merged with and into Acquisition Sub 2, whereupon the separate existence of the Surviving Corporation shall cease, and Acquisition Sub 2 shall be the surviving limited liability company.

Section 1.2     The Closing. Subject to the provisions of Article VII, the closing of the First Merger (the “Closing”) shall take place at 10:00 a.m. (local time) on a date to be specified by the parties hereto, but no later than the second Business Day after the satisfaction or waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time, date or place is agreed to in writing by the parties hereto (such date being the “Closing Date”). The Closing shall take place virtually via the exchange of executed documents and other deliverables.

Section 1.3     Effective Time.

(a)    Concurrently with the Closing, the Company shall cause a certificate of merger with respect to the First Merger (the “Certificate of First Merger”) to be executed and filed with the Secretary of State of the State of Delaware (the “Delaware Secretary”) as provided under the DGCL. The First Merger shall become effective on the date and time at which the Certificate of First Merger has been duly filed with, and accepted for record by, the Delaware Secretary or at such other date and time as is agreed in writing between Parent and the Company and specified in the Certificate of First Merger (such date and time being hereinafter referred to as the “Effective Time”).

(b)    Immediately after the Effective Time and as part of a single integrated transaction with the First Merger, Acquisition Sub 2 and the Surviving Corporation shall cause a certificate of merger with respect to the Second Merger (the “Certificate of Second Merger”) to be executed and filed with the Delaware Secretary as provided under the DGCL and the DLLCA. The Second Merger shall become effective on the date and time at which the Certificate of Second Merger has been duly filed with, and accepted for record by, the Delaware Secretary or at such other date and time as is agreed in writing between Parent and the Company and specified in the Certificate of Second Merger (such date and time being hereinafter referred to as the “Second Effective Time”).

(c)    The Mergers shall have the effects set forth in this Agreement and the applicable provisions of the DGCL or the DLLCA, as the case may be. Without limiting the generality of the foregoing, (i) from and after the Effective Time, the Surviving Corporation shall possess all property, rights, privileges, powers and franchises of the Company and Acquisition Sub, and all of the obligations, liabilities, and duties of the Company and Acquisition Sub shall become the obligations, liabilities and duties of the Surviving Corporation, and (ii) from and after the Second Effective Time, Acquisition Sub 2 shall possess all property, rights, privileges, powers and franchises of the Surviving Corporation and Acquisition Sub 2, and all of the obligations, liabilities, and duties of the Surviving Corporation and Acquisition Sub 2 shall become the obligations, liabilities and duties of Acquisition Sub 2.

Section 1.4     Certificates of Incorporation and Bylaws.

(a)    At the Effective Time, the certificate of incorporation of the Company as the Surviving Corporation shall be amended to be identical to that set forth in Exhibit A hereto until thereafter amended in accordance with Applicable Law and the applicable provisions of the certificate of incorporation of the Surviving Corporation (subject to Section 6.7).

(b)    At the Effective Time, and without any further action on the part of the Company and Acquisition Sub, the bylaws of Acquisition Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (except the references to Acquisition Sub’s name shall be replaced by references to “First Eagle Alternative Capital BDC, Inc.”), until thereafter amended in accordance with Applicable Law and the applicable provisions of the certificate of incorporation and bylaws of the Surviving Corporation (subject to Section 6.7).

(c)    The certificate of formation of Acquisition Sub 2, as in effect immediately prior to the Second Effective Time, shall continue to be Acquisition Sub 2’s certificate of formation after the Second Effective Time, until later amended as provided by Law and such certificate of formation. The limited liability company agreement of Acquisition Sub 2, as in effect immediately prior to the Second Effective Time, shall continue to be Acquisition Sub 2’s limited liability company agreement after the Second Effective Time, until later amended as provided by Law, the certificate of formation of Acquisition Sub 2 and such limited liability company agreement.

Section 1.5    Board of Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of the members of the board of directors of Acquisition Sub immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until the earlier of their death, resignation or removal or until their respective successors are duly elected, designated or qualified, as the case may be.

Section 1.6    Officers. From and after the Effective Time, the officers of Acquisition Sub at the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be.

ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK

Section 2.1    Effect on Securities.

(a)    First Merger. At the Effective Time, by virtue of the First Merger and without any action on the part of the Company, Parent, Acquisition Sub or the holders of any securities of the Company or Acquisition Sub:

(i)    Cancellation of Company Securities. Each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”) issued and outstanding and held by a Subsidiary of the Company or held, directly or indirectly, by Parent or Acquisition Sub immediately prior to the Effective Time (collectively, “Canceled Shares”), shall automatically be canceled and retired and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.

(ii)    Conversion of Company Securities. Each share of Company Common Stock issued and outstanding as of the Determination Date (excluding any Canceled Shares) shall be converted into the right to receive (A) a portion of the Parent Aggregate Merger Consideration pursuant to the election and proration procedures set forth in Section 2.6 (the “Parent Merger Consideration”) and (B) an amount equal to the Parent External Adviser Cash Consideration (as set forth in Section 2.6).

(1)    The term “Parent Aggregate Merger Consideration” shall mean the sum of:

(A)    the “Aggregate Share Consideration”, which shall mean a number of validly issued, fully paid and non-assessable shares of common stock of Parent, par value $0.001 per share (the “Parent Common Stock”), equal to the number of shares of Company Common Stock issued and outstanding as of the Determination Date (excluding any Canceled Shares) multiplied by the Exchange Ratio, provided that in no event will the Aggregate Share Consideration exceed 19.99% of the number of shares of Parent Common Stock outstanding as of the date of this Agreement, as determined by Parent and calculated in compliance with Rule 5635(a) of the listing rules of the Nasdaq; and

(B)    if the Aggregate Share Consideration Value is less than the Closing Company Net Asset Value, an amount in cash, without interest, to be paid by Parent in accordance with Section 2.6 equal to (A) the Closing Company Net Asset Value minus (B) the Aggregate Share Consideration Value (the “Parent Aggregate Cash Consideration”).

(2)    The term “Parent External Adviser Aggregate Cash Consideration” shall mean an amount equal to $35.0 million, to be paid by the Parent External Adviser in accordance with Section 2.6, acting solely on its own behalf (the “Parent External Adviser Aggregate Cash Consideration” and, together with the Parent Aggregate Merger Consideration, the “Aggregate Merger Consideration”).

(iii)    As of the Effective Time, each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in Section 2.1(a)(ii) and Section 2.6 shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and the holders of book-entry shares (“Book-Entry Shares”) which immediately prior to the Effective Time represented such Company Common Stock, shall cease to have any rights with respect to such Company Common Stock other than the right to receive, upon surrender of such Book-Entry Shares in accordance with Section 2.2, the Merger Consideration.

(iv)    Conversion of Acquisition Sub Capital Stock. Each share of common stock, par value of $0.001 per share, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid share of common stock, par value $0.001 per share, of the Surviving Corporation and constitute the only outstanding shares of capital stock of the Surviving Corporation.

(v)    Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the Determination Date and the Effective Time, any change in the number of outstanding shares of Parent Common Stock or Company Common Stock shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period (but specifically excluding issuances of Parent Common Stock made pursuant to Parent’s dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by Parent to the extent such dividends have been accrued for in the Parent Per Share NAV), the Exchange Ratio and any other similarly dependent items, as the case may be, shall be appropriately adjusted to provide the same economic effect as contemplated by this Agreement prior to such event. Nothing in this Section 2.1(a)(v) shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

(vi)    Fractional Shares. No certificates or scrip representing fractional shares of Parent Common Stock shall be issued upon the conversion of Company Common Stock pursuant to Section 2.1(a)(ii) and Section 2.6, and such fractional share interests shall not entitle the owner thereof to any Parent Common Stock or to vote or to any other rights of a holder of Parent Common Stock. All fractional shares to which a single record holder of Company Common Stock would be otherwise entitled to receive (following the application of the conversion mechanics set forth in Section 2.1(a)(ii) and Section 2.6) shall be aggregated and calculations shall be rounded to three (3) decimal places. In lieu of any such fractional shares, each holder of Company Common Stock who would otherwise be entitled to such fractional shares shall be entitled to an amount in cash, without interest, rounded down to the nearest cent, equal to the product of (A) the amount of the fractional share interest in a share of Parent Common Stock to which such holder would, but for this Section 2.1(a)(vi), be entitled under Section 2.1(a)(ii) and Section 2.6 and (B) an amount equal to the Parent Per Share Price. As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Common Stock in lieu of any fractional share interests in Parent Common Stock, the Exchange Agent shall make available such amount, without interest, to the holders of Company Common Stock entitled to receive such cash. The payment of cash in lieu of fractional share interests pursuant to this Section 2.1(a)(vi) is not a separately bargained-for consideration.

(b)    Second Merger. At the Second Effective Time, by virtue of the Second Merger and without any action on the part of the Surviving Corporation or Acquisition Sub 2 or the holders of any securities of the Surviving Corporation or Acquisition Sub 2, each share of common stock, par value $0.001 per share, of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist without any consideration being payable therefor.

Section 2.2    Exchange of Shares.

(a)    Designation of Exchange Agent; Deposit of Exchange Fund. Prior to the Closing, Parent shall enter into a customary exchange agreement with a nationally recognized financial institution designated by Parent and reasonably acceptable to the Company (the “Exchange Agent”) for the payment of the Merger Consideration as provided in Section 2.1(a)(ii) and Section 2.6. At or prior to the Effective Time, (i) Parent shall deposit, or cause to be deposited, with the Exchange Agent, for exchange in accordance with this Article II, through the Exchange Agent book-entry shares (or certificates if requested) representing the full number of whole shares of Parent Common Stock issuable pursuant to Section 2.1(a)(ii) and Section 2.6 in exchange for outstanding shares of Company Common Stock, (ii) Parent shall deposit, or cause to be deposited, with the Exchange Agent, cash in an aggregate amount equal to the Parent Aggregate Cash Consideration, and Parent shall, after the Effective Time on the appropriate payment date, if applicable, provide or cause to be provided to the Exchange Agent any dividends or other distributions payable on such shares of Parent Common Stock pursuant to Section 2.2(c) and (iii) the Parent External Adviser shall deposit, or cause to be deposited, with the Exchange Agent, cash in an aggregate amount equal to the Parent External Adviser Aggregate Cash Consideration (such shares of Parent Common Stock, Parent Aggregate Cash Consideration and Parent External Adviser Aggregate Cash Consideration provided to the Exchange Agent, together with any dividends or other distributions with respect thereto, are hereinafter referred to as the “Exchange Fund”). For purposes of the deposit referred to in the previous sentence, Parent shall assume that there will not be any fractional shares of Parent Common Stock. Parent shall make available to the Exchange Agent, for addition to the Exchange Fund, from time to time as needed, cash sufficient to pay cash in lieu of fractional shares in accordance with Section 2.1(a)(vi). In the event the Exchange Fund shall at any time be insufficient to make the payments contemplated by Section 2.1(a)(ii) and Section 2.6, Parent shall promptly deposit, or cause to be deposited, additional funds with the Exchange Agent in an amount which is equal to the deficiency in the amount required to make such payments. Parent, and with respect to the Parent External Adviser Aggregate Cash Consideration, the Parent External Adviser, shall cause the Exchange Fund to be (x) held for the benefit of the holders of Company Common Stock and (y) applied promptly to making the payments pursuant to Section 2.1(a)(ii) and Section 2.6. The Exchange Fund shall not be used for any purpose other than to fund payments pursuant to Section 2.1(a) and Section 2.6, except as expressly provided for in Section 2.2(e).

(b)    As soon as reasonably practicable after the Effective Time and in any event not later than the second Business Day following the Effective Time, Parent shall cause the Exchange Agent to issue and send to each holder of Book-Entry Shares that were converted into the right to receive the Merger Consideration pursuant to Section 2.1(a)(ii) and Section 2.6 the Merger Consideration that such holder is entitled to receive pursuant to Section 2.1(a)(ii) and Section 2.6 in respect of such Book-Entry Shares, including (A) cash in an amount equal to the Cash Consideration multiplied by the number of shares of Company Common Stock previously represented by the Book-Entry Shares held by such Person, (B) if any, the number of shares of Parent Common Stock (which shall be in book-entry form unless a certificate is requested) representing, in the aggregate, the whole number of shares that such holder has the right to receive in respect of such Book-Entry Shares pursuant to Section 2.1(a)(ii) and Section 2.6, (C) any dividends or other distributions payable pursuant to Section 2.2(c) and (D) any cash in lieu of fractional shares of Parent Common Stock payable pursuant to Section 2.1(a)(vi), in each case without such holder being required to deliver an executed letter of transmittal to the Exchange Agent, and such Book-Entry Shares shall forthwith be cancelled.

(c)    Distributions with Respect to Unexchanged Shares. Subject to Applicable Law, following the events described in Section 2.2(b), there shall be paid to each holder of the Parent Common Stock issued in exchange for Book-Entry Shares, without interest, (i) at the time of delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(b), the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Parent Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(b), and a payment date subsequent to such delivery of such Parent Common Stock by the Exchange Agent pursuant to Section 2.2(b), payable with respect to such shares of Parent Common Stock; provided, however, that all dividends payable in respect of Book-Entry Shares in accordance with this Section 2.2(c) shall be payable in the form of shares of Parent Common Stock in accordance with Parent’s dividend reimbursement plan (the “Parent DRIP”), which form of payment the holder shall be deemed to have elected. From and after the Effective Time, all dividends payable with respect to the Share Consideration or Parent Common Stock issued in lieu of a cash dividend in accordance with this Section 2.2(c) shall be issued in the form of Parent Common Stock under the Parent DRIP until such time, if any, as the relevant holder elects to “opt-out” of the Parent DRIP.

(d)    In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment of the appropriate amount of Merger Consideration (and any dividends or other distributions with respect to Parent Common Stock as contemplated by Section 2.2(c)) may be made to a Person other than the Person in whose name the Book-Entry Shares are registered, but only if such Book-Entry Shares shall be properly transferred, and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Book-Entry Shares or establish to the satisfaction of Parent that such Tax has been paid or is not applicable.

(e)    Termination of Exchange Fund. Any portion of the Exchange Fund which remains unclaimed by the former stockholders of the Company one (1) year after the Effective Time shall be delivered to Parent or its designee, upon demand, and any such holders prior to the First Merger who have not theretofore complied with this Article II shall thereafter look only to (i) Parent and the Surviving Corporation as general creditor thereof for payment of their claims for Merger Consideration (other than the Parent External Adviser Cash Consideration) and any dividends or distributions with respect to Parent Common Stock as contemplated by Section 2.2(c) and (ii) the Parent External Adviser as general creditor thereof for payment of their claims for the Parent External Adviser Aggregate Cash Consideration. Parent or the Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of Book-Entry Shares for the Merger Consideration.

(f)    No Liability. None of Parent, the Parent External Adviser, Acquisition Sub, Acquisition Sub 2, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any Person in respect of any shares of Parent Common Stock (or dividends or distributions with respect thereto) or cash held in the Exchange Fund delivered to a Governmental Authority pursuant to any applicable abandoned property, escheat or similar Law. If any Book-Entry Shares shall not have been surrendered immediately prior to the date on which any Merger

Consideration in respect of such Book-Entry Share would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration in respect of such Book-Entry Share shall, to the extent permitted by Applicable Law, become the property of the Surviving Corporation, or with respect to any such Merger Consideration consisting of the Parent External Adviser Cash Consideration, the Parent External Adviser, free and clear of all claims or interest of any Person previously entitled thereto.

(g)    Withholding. Parent, the Parent External Adviser, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration any amounts otherwise payable pursuant to this Agreement to any former holder of Company Common Stock such amounts as Parent, the Parent External Adviser, the Surviving Corporation or the Exchange Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provision of applicable state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by Parent, the Parent External Adviser, the Surviving Corporation or the Exchange Agent on behalf of the Person, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, the Parent External Adviser, the Surviving Corporation or the Exchange Agent.

Section 2.3    Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and has properly demanded appraisal for such Company Common Stock in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, and shall instead represent the right to receive payment of the consideration due to such Dissenting Shares in accordance with and to the extent provided by Section 262 of the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or other Applicable Law, then the right of such holder to be paid the fair value of such Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Merger Consideration, without interest and subject to any withholding of Taxes required by Applicable Law. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Company Common Stock or any threats thereof, any actual or attempted withdrawals of such demands and any other demands, notices or instruments received by the Company relating to rights to be paid the fair value of Dissenting Shares, and the Parent shall have the right to participate in and to control all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands, or approve any withdrawal of any such demands, or agree to do any of the foregoing.

Section 2.4    Transfers; No Further Ownership Rights. After the Effective Time, there shall be no registration of transfers on the stock transfer books of the Company of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If Book-Entry Shares are presented to the Surviving Corporation for transfer following the Effective Time, they shall be canceled against delivery of the applicable Merger Consideration, as provided for in Section 2.1(a)(ii) and Section 2.6, for each share of Company Common Stock formerly represented by such Book-Entry Shares.

Section 2.5    Net Asset Value Calculations.

(a)    Two days prior to the Closing Date (such date, the “Determination Date”), the Company shall deliver to Parent a calculation of the estimated net asset value of the Company as of 5:00 p.m. New York City time as of the Determination Date (the “Closing Company Net Asset Value”), including reasonable supporting detail, as approved by the Company Board, calculated in good faith and based on the same assumptions and methodologies, and applying the same types of adjustments, used in preparing the illustrative calculation of the net asset value of the Company as set forth on, and modified by, Section 2.5(a) of the Company Disclosure Letter

(with an accrual for any dividend declared by the Company and not yet paid) (and, in the case of the line items under “Transaction Costs & Expenses” therein, giving effect to the transactions contemplated hereby); provided, that the Company shall update and redeliver the calculation of the Closing Company Net Asset Value, as reapproved by the Company Board, in the event that the Closing is subsequently materially delayed or there is a material change to the Closing Company Net Asset Value between the Determination Date and the Closing (including without limitation any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing Company Net Asset Value is determined within two days (excluding Sundays and holidays) prior to the Effective Time. The Chief Financial Officer of the Company shall certify in writing to Parent the calculation of the Closing Company Net Asset Value.

(b)    On the Determination Date, Parent shall deliver to the Company a calculation of the estimated net asset value of Parent as of 5:00 p.m. New York City time as of the Determination Date (the “Closing Parent Net Asset Value”), including reasonable supporting detail, as approved by the Parent Board, calculated in good faith and based on the same assumptions and methodologies, and applying the same types of adjustments, used in preparing the illustrative calculation of the net asset value of Parent as set forth on, and modified by, Section 2.5(b) of the Parent Disclosure Letter (with an accrual for any dividend declared by Parent and not yet paid) (and, in the case of the line items under “Transaction Costs & Expenses” therein, giving effect to the transactions contemplated hereby); provided, that Parent shall update and redeliver the calculation of the Closing Parent Net Asset Value, as reapproved by the Parent Board, in the event that the Closing is subsequently materially delayed or there is a material change to the Closing Parent Net Asset Value between the Determination Date and the Closing (including without limitation any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing Parent Net Asset Value is determined within two days (excluding Sundays and holidays) prior to the Effective Time. The Chief Financial Officer of Parent shall certify in writing to the Company the calculation of the Closing Parent Net Asset Value.

(c)    Each of the Company and Parent shall afford the other, and the other’s respective Representatives, reasonable access to the individuals who have prepared the calculations of the Closing Company Net Asset Value and the Closing Parent Net Asset Value, as applicable, and to the applicable information, books, records, work papers and back-up materials (including any reports prepared by valuation agents) used in preparing the same, in order to assist the other and the other’s respective Representatives in reviewing the calculations undertaken pursuant to this Section 2.5, and shall consider any comments raised by the other in good faith.

Section 2.6    Elections.

(a)    Each Person who as of the Effective Time is a record holder of shares of Company Common Stock shall be entitled, with respect to all or any portion of such shares, to make an election (an “Election”) to receive the Parent Merger Consideration in cash, subject to the terms of this Section 2.6 (each share of Company Common Stock with respect to which an Election has been effectively made and not properly revoked or lost, an “Electing Share”). If an Election has not been properly made with respect to a share of Company Common Stock or such Election is properly revoked, such share of Company Common Stock shall be treated by the Exchange Agent as having elected to receive Parent Common Stock (any such share, a “Non-Electing Share”). For the purpose of making Elections, a record holder of Company Common Stock that is a registered clearing agency and whose legal title on behalf of multiple ultimate beneficial owners shall be entitled to submit elections as if each ultimate beneficial owner were a record holder of Company Common Stock.

(b)    The Company shall prepare (in a form reasonably acceptable to Parent) and mail a form of election (the “Form of Election”) with the Proxy Statement to holders of Company Common Stock of record as of the record date for the Company Stockholders’ Meeting, which shall be used by each holder of Company Common Stock who wishes to make an Election with respect to the Parent Merger Consideration. In addition, the Company shall use its best efforts to make the Form of Election and the Proxy Statement available to all Persons who become holders of Company Common Stock during the period between such record date and the Company Stockholders’ Meeting. Any such holder’s Election to receive the Parent Merger Consideration in cash will be properly made only if the Exchange Agent has received at its designated office, by 5:00 p.m., New York City time, no later than the Business Day that is five Business Days preceding the Closing Date (the “Election Date”), a properly completed and signed Form of Election.

(c)    A Form of Election may be revoked by the holder of Company Common Stock submitting such Form of Election to the Exchange Agent only by written notice received by the Exchange Agent (i) prior to 5:00 p.m., New York City time, on the Election Date or (ii) after the date of the Company Stockholders’ Meeting, if the Exchange Agent is legally required to permit such revocations and the Effective Time has not occurred prior to such revocation. In addition, all Forms of Election shall automatically be revoked if the Exchange Agent is notified in writing by Parent and the Company that the First Merger has been abandoned. Any holder of Company Common Stock who has revoked its Form of Election and has not submitted a separate Form of Election pursuant to the terms of Section 2.6(b) by the proper time on the Election Date shall be deemed not to have made an Election, and the shares held by such holder shall be treated by the Exchange Agent as Non-Electing Shares.

(d)    The Exchange Agent shall have discretion to determine whether or not an Election to receive the Parent Merger Consideration in cash has been properly made or revoked pursuant to this Section 2.6 with respect to shares of Company Common Stock and when Elections and revocations were received by it. If the Exchange Agent determines that any Election was not properly made with respect to a share of Company Common Stock, such share shall be treated as a Non-Electing Share. The Exchange Agent shall also make all computations as to the allocation and the proration contemplated by Section 2.6(f) and any such computation shall be conclusive and binding on the holders of Company Common Stock. The Exchange Agent may, with the mutual agreement of Parent and the Company, make such rules as are consistent with this Section 2.6 for the implementation of the elections provided for herein as shall be necessary or desirable fully to effect such elections.

(e)    Merger Consideration. Subject to Section 2.6(f), each share of Company Common Stock issued and outstanding as of the Determination Date (excluding any Canceled Shares) shall be converted into the right to receive:

(i)    an amount equal to (x) the Parent External Adviser Aggregate Cash Consideration divided by (y) the number of shares of Company Common Stock issued and outstanding as of the Determination Date (excluding any Canceled Shares) (with respect to each share of Company Common Stock, the “Parent External Adviser Cash Consideration”); and

(1)    in the case of and in exchange for each Non-Electing Share held by such holder, the number of shares of Parent Common Stock equal to the Exchange Ratio (with respect to each such Non-Electing Share, the “Share Consideration”); and

(2)    in the case of and in exchange for each Electing Share held by such holder, an amount in cash equal to the Company Per Share NAV (with respect to each such Electing Share, the “Parent Cash Consideration”).

(f)    Proration.

(i)    Insufficient Stock Consideration. Notwithstanding anything to the contrary in this Agreement, if, after the Election contemplated pursuant to this Section 2.6, the number of shares of Parent Common Stock deemed elected to be received in respect of Non-Electing Shares in accordance with this Section 2.6 is greater than the Aggregate Share Consideration, then shares of Parent Common Stock constituting the Aggregate Share Consideration will be delivered on a pro rata basis (determined on a whole-share basis) in respect of Non-Electing Shares, and the remainder of the Parent Merger Consideration will be paid to such stockholders in cash (for the avoidance of doubt, such remainder with respect to each share of Company Common Stock shall be an amount equal to the Company Per Share NAV minus the product of (x) the Parent Per Share NAV multiplied by (y) the number of shares of Parent Common Stock received by such holder in respect of such holder’s Non-Electing Shares). For the avoidance of doubt, any such adjustment shall be applied among all stockholders who hold Non-Electing Shares, pro rata based on the number of Non-Electing Shares held by each such stockholder. Promptly following the determination of the calculation of the Parent Aggregate Cash Consideration, the Company shall deliver to Parent its calculation of any adjustment pursuant to this Section 2.6(f)(i).

(ii)    Insufficient Cash Consideration. Notwithstanding anything to the contrary in this Agreement, if, after the Election contemplated pursuant to this Section 2.6, the amount of cash elected to be received in accordance with this Section 2.6 in respect of Electing Shares is greater than the Parent Aggregate Cash Consideration, then cash constituting the Parent Aggregate Cash Consideration will be delivered on a pro rata basis in respect of Electing Shares, and the remainder of the Parent Merger Consideration will be paid to such stockholders in shares of Parent Common Stock (for the avoidance of doubt, such remainder with respect to each share of Company Common Stock shall be a number of shares of Parent Common Stock equal to the quotient of (x) the Company Per Share NAV minus the amount of cash received by such holder in respect of such holder’s Electing Shares divided by (y) the Parent Per Share NAV). For the avoidance of doubt, any such adjustment shall be applied among all stockholders who validly elected to receive all or a portion of the Parent Merger Consideration in cash, pro rata based on the number of Electing Shares held by each such stockholder. Promptly following the determination of the calculation of the Parent Aggregate Cash Consideration, the Company shall deliver to Parent its calculation of any adjustment pursuant to this Section 2.6(f)(ii).

(g)    Sufficient Share Consideration. Notwithstanding anything to the contrary herein, if the Aggregate Share Consideration Value is equal to or greater than the Closing Company Net Asset Value, then each share of Company Common Stock shall be deemed to be a Non-Electing Share.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in the Company SEC Documents filed by the Company prior to the date of this Agreement (but excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature, in each case, other than any specific factual information contained therein) or as disclosed in the Company Disclosure Letter, the Company hereby represents and warrants to Parent as follows:

Section 3.1    Organization and Qualification. Each of the Company and its Subsidiaries and the Company JV (a) is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and (b) has the requisite entity power and authority to conduct its business as it is now being conducted, to own and use its assets in the manner in which its assets are currently used, and to perform its obligations under all Company Material Contracts to which it is a party, except where the failure to be in good standing, have such power and authority and to own and use such assets or to perform its obligations under such Company Material Contracts would not have a Company Material Adverse Effect. Each of the Company and its Subsidiaries and the Company JV is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the assets owned or leased by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect. The Company’s Restated Certificate of Incorporation (as amended, the “Company’s Charter”) and its Bylaws (as amended, the “Company’s Bylaws”), as currently in effect, are included in the Company SEC Documents and are in full force and effect and the Company is not in violation of such documents. The Company has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.

Section 3.2    Capitalization; Subsidiaries.

(a)    As of the close of business on September 30, 2022, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Company Common Stock, 29,922,028 of which were issued and outstanding, none of which were held by the Company as treasury stock, and (ii) 100,000,000 shares of preferred stock, zero of which were issued and outstanding. No shares of Company Common Stock are held by Subsidiaries of the Company or the Company JV.

(b)    All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. All of the Company Common Stock has been sold pursuant to an effective registration statement filed under the federal securities Laws or an appropriate exemption therefrom and in accordance with the Investment Company Act.

(c)    As of the date hereof, there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which the Company or any of its Subsidiaries or the Company JV is a party obligating the Company or any of its Subsidiaries or the Company JV to issue, transfer or sell any shares of capital stock or other equity interest in the Company or any of its Subsidiaries or the Company JV or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company or any of its Subsidiaries or the Company JV to repurchase, redeem or otherwise acquire any capital stock of the Company or any of its Subsidiaries or the Company JV or any securities representing the right to purchase or otherwise receive capital stock of the Company or any of its Subsidiaries or the Company JV, (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company or any of its Subsidiaries or the Company JV or (iv) voting trusts or similar agreements to which the Company is a party with respect to the voting of the capital stock of the Company.

(d)    Each Subsidiary of the Company on the date hereof and the Company JV is listed on Section 3.2(d) of the Company Disclosure Letter. Except as set forth on Section 3.2(d) of the Company Disclosure Letter, the Company owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable) ownership interests in each such Subsidiary and the Company JV, free and clear of all Liens except for Permitted Liens, and all of such company, partnership or corporate (if applicable) ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. The Company has made available to Parent the currently effective corporate or other organizational documents for each of its Subsidiaries and the Company JV.

Section 3.3    Authority Relative to Agreement.

(a)    The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to obtaining the Company Stockholder Approval, to consummate the transactions contemplated hereby (other than the Second Merger). The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (other than the Second Merger), have been duly and validly authorized by all necessary corporate action by the Company, and except for the Company Stockholder Approval and the filing of the Certificate of First Merger with the Delaware Secretary and the Certificate of Second Merger with the Delaware Secretary, no other corporate action or Proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (other than the Second Merger). This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought (collectively, the “Bankruptcy and Equity Exception”).

(b)    The Company Board has, by resolutions adopted by the directors and upon the unanimous approval of and recommendation by the Company Special Committee, (i) adopted this Agreement and unanimously approved the transactions contemplated hereby (other than the Second Merger), (ii) determined that this Agreement and the transactions contemplated hereby (other than the Second Merger) are advisable, fair to and in the best interests of the Company and Company’s stockholders, (iii) directed that the adoption of this Agreement be submitted to a vote at the Company Stockholders’ Meeting and (iv) made the Company Recommendation.

(c)    Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (other than the Second Merger) will (i) violate any provision of the Company’s Charter or the Company’s Bylaws or the certificate of incorporation or bylaws (or equivalent organizational documents) of any Subsidiary of the Company or the Company JV, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 3.4 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate in any respect material to the Company or any of its Subsidiaries or the Company JV any Law applicable to the Company or any of its Subsidiaries or the Company JV or by which any property or asset of the Company or any of its Subsidiaries or the Company JV is bound or affected, or (iii) assuming (x) the repayment in full of all obligations under the Existing Credit Facility and termination of the commitments thereunder and (y) the assumption by Parent or one of its Subsidiaries of all of the Company’s obligations under the Existing Notes and Existing Notes Indenture, result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of any Company Material Contract, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of the Company or any of its Subsidiaries or the Company JV, other than, in the case of clauses (ii) and (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have a Company Material Adverse Effect.

Section 3.4    No Conflict; Required Filings and Consents. No consent, approval, license, permit, order or authorization (a “Consent”) of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its Subsidiaries or the Company JV in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Securities Act, the Exchange Act and the Investment Company Act, (ii) the filing of the Certificate of First Merger with the Delaware Secretary and appropriate documents with the relevant authorities of the other jurisdictions in which the Company or any of its Subsidiaries or the Company JV is qualified to do business, (iii) filings in respect of Taxes, (iv) compliance with applicable rules and regulations of NASDAQ, (v) such other items required solely by reason of the participation of Parent, the Parent External Adviser, Acquisition Sub or Acquisition Sub 2 in the transactions contemplated hereby, (vi) compliance with and filings or notifications under applicable Antitrust Laws and (vi) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not have a Company Material Adverse Effect.

Section 3.5    Permits; Compliance with Laws.

(a)    The Company and each of its Subsidiaries and the Company JV are in compliance, and have been operated in compliance, in all material respects, with all Applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act, the Exchange Act and applicable rules and regulations of NASDAQ, other than as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. None of the Company, any of its Subsidiaries or the Company JV has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority of any material non-compliance with any Applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

(b)    The Company, each of its Subsidiaries and the Company JV is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act, the Securities Act, the Investment Company Act and other Applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c)     None of the Company, any of its Subsidiaries or the Company JV is in default or violation of any (i) Law applicable to the Company, any of its Subsidiaries or the Company JV or (ii) Permits necessary for the Company and its Subsidiaries to carry on their respective businesses as now being conducted, except for any such defaults or violations that would not have a Company Material Adverse Effect.

(d)    The Company has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for the Company, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Company Board and satisfactorily remedied or are in the process of being remedied.

(e)    The Company and each of its Subsidiaries and the Company JV hold and is in compliance with all Permits required in order to permit the Company and each of its Subsidiaries and the Company JV to own or lease their properties and assets and to conduct their businesses under and pursuant to all Applicable Laws as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. None of the Company, any of its Subsidiaries or the Company JV has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(f)    No “affiliated person” (as defined under the Investment Company Act) of the Company or the Company External Adviser has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of the Company, threatened in writing that would be reasonably likely to result in any such disqualification.

(g)    The minute books and other similar records of the Company contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of the Company, the Company Board and any standing committees of the Company Board.

(h)    The Company Investment Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable). Neither the Company nor the Company External Adviser is in default under the Company Investment Advisory Agreement, except where such default would not reasonably be expected to have a Company Material Adverse Effect. The Company Investment Advisory Agreement is a valid and binding obligation of the Company, except as would not have a Company Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.

(i)    The Company has made available to Parent a complete and correct copy of each material no-action letter and exemptive order issued by the SEC to the Company on which it relies in the conduct of its business as conducted on the date of this Agreement. The Company is in compliance in all material respects with any such material no-action letters and exemptive orders.

Section 3.6    Company SEC Documents; Financial Statements; Enforcement Actions.

(a)    Since January 1, 2020, the Company has filed with the SEC all forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by the Company since such date, including any amendments or supplements thereto, the “Company SEC Documents”). As of their respective dates, or, if amended or supplemented, as of the date of the last such amendment or supplement, the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Company SEC Documents at the time it was filed (or, if amended or supplemented, as of the date of such amendment or supplement) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act), as of the date such registration statement or amendment or supplement became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(b)    The consolidated financial statements (including all related notes) of the Company included in the Company SEC Documents (i) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof, and their consolidated statements of operations and consolidated statements of cash flows for the respective periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto); (ii) were prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto), (iii) were prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries and (iv) comply as to form, as of their respective dated of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.

(c)    None of the Company, any of its Subsidiaries or the Company JV is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of the Company, upon consummation of the First Merger restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, except as would not have a Company Material Adverse Effect, nor has the Company, any of its Subsidiaries or the Company JV been advised in writing or, to the Knowledge of the Company, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would have a Company Material Adverse Effect.

(d)    Section 3.6(d) of the Company Disclosure Letter sets forth the aggregate amount of Indebtedness incurred by the Company and its Subsidiaries pursuant to the Existing Credit Facility as of the date of this Agreement.

Section 3.7    Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company, any of its Subsidiaries, the Company JV or the Company External Adviser expressly for inclusion or incorporation by reference in (a) the registration statement on Form N-14 to be filed with the SEC by Parent in connection with the registration under the Securities Act of the shares of Parent Common Stock to be issued in the First Merger (as amended or supplemented from time to time, the “Form N-14”) will, at the time the Form N-14 is filed with the SEC or at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the proxy statement to be sent to the stockholders of the Company relating to the Company Stockholders’ Meeting (the “Proxy Statement”) will, at the date it or any amendment or supplement is mailed to stockholders of the Company and at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Company regarding such portions thereof that relate expressly to Parent or any of its Subsidiaries, including Acquisition Sub and Acquisition Sub 2, or to statements made therein based on information supplied by or on behalf of Parent, Acquisition Sub or Acquisition Sub 2 for inclusion or incorporation by reference therein).

Section 3.8    Disclosure Controls and Procedures. The Company and its Subsidiaries and the Company JV maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act.

Section 3.9    Absence of Certain Changes or Events. Since January 1, 2020, through the date of this Agreement, except as expressly contemplated by this Agreement, (a) the respective businesses of the Company and its Subsidiaries and the Company JV have been conducted in the ordinary course of business consistent with past practice and (b) there has not been any event, development or state of circumstances that, individually or in the aggregate, has had a Company Material Adverse Effect.

Section 3.10    No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in the Company’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Company SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business since January 1, 2020, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement or (e) for liabilities or obligations that would not be material to the Company or its Subsidiaries, taken as a whole, as of the date hereof, none of the Company, any of its Subsidiaries or the Company JV has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of the Company.

Section 3.11    Litigation. As of the date of this Agreement, (i) there is no Proceeding pending or, to the Knowledge of the Company, threatened in writing against the Company, any of its Subsidiaries or the Company JV, in each case that would, individually or in the aggregate, be material to the Company or its Subsidiaries, taken as a whole, and (ii) there is no judgment or order of any Governmental Authority outstanding against, or, to the Knowledge of the Company, investigation by any Governmental Authority involving the Company, any of its Subsidiaries or the Company JV that, in the case of this clause (ii), would reasonably be expected to have a Company Material Adverse Effect.

Section 3.12    Employee Matters. None of the Company, any of its Subsidiaries nor the Company JV has (a) any employees or (b) any “employee benefit plans” as defined in Section 3(3) of ERISA, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, fringe benefit, retirement, health, medical or other similar employee benefit plan, program or agreement covering any of their respective current or former employees, officers or other service providers.

Section 3.13    Trademarks, Patents and Copyrights.

(a)    Section 3.13(a) of the Company Disclosure Letter sets forth a complete and accurate list (in all material respects) of all material United States and foreign: (i) patents and patent applications; (ii) trademark registrations and applications (including internet domain name registrations); and (iii) copyright registrations and applications owned by the Company, its Subsidiaries or the Company JV as of the date hereof. Such registrations for Intellectual Property Rights owned by the Company, its Subsidiaries or the Company JV are in effect and subsisting and, to the Knowledge of the Company, valid.

(b)    Section 3.13(b) of the Company Disclosure Letter sets forth a complete and accurate list (in all material respects) of all agreements under which: (i) the Company, any of its Subsidiaries or the Company JV are granted the right to use any Intellectual Property Rights owned by a Third Party material to the respective businesses of the Company and its Subsidiaries and the Company JV (excluding any agreement for off the shelf or commercially available software or non-exclusive licenses granted in the ordinary course of business); and (ii) the Company, any of its Subsidiaries or the Company JV have granted the right to use any of the material Company IPR to a Third Party (other than non-exclusive licenses granted by the Company, its Subsidiaries or the Company JV in the ordinary course of business).

(c)    Except as would not have a Company Material Adverse Effect, to the Knowledge of the Company, the Company and its Subsidiaries and the Company JV own or have the right to use in the manner currently used, all patents, trademarks, trade names, copyrights, internet domain names, service marks, trade secrets, software, know-how and other similar proprietary rights and industrial and intellectual property rights (the “Intellectual Property Rights”) that are material to the respective businesses of the Company and its Subsidiaries and the Company JV as currently conducted.

(d)    To the Knowledge of the Company, as of the date hereof, the conduct of the respective businesses of the Company and its Subsidiaries and the Company JV as currently conducted does not infringe upon or otherwise violate any Intellectual Property Rights of any other Person, except for any such infringement that would not have a Company Material Adverse Effect. As of the date of this Agreement, there is no such claim pending or, to the Knowledge of the Company, threatened in writing, except for any such infringement or other violation that would not have a Company Material Adverse Effect. To the Knowledge of the Company, and except as would not have a Company Material Adverse Effect, no other Person is infringing or otherwise violating any Intellectual Property Rights that are material to the respective businesses of the Company, its Subsidiaries or the Company JV as currently conducted, and in the last three (3) years, none of the Company, any of its Subsidiaries or the Company JV have sent any written notice to any Person alleging that such Person is infringing, misappropriating or violating any Company IPR. Notwithstanding anything to the contrary in this Agreement, this Section 3.13(d) constitutes the only representation and warranty of the Company with regard to any actual or alleged infringement or other violation of any Intellectual Property Rights of any other Person.

Section 3.14    Taxes. Except as would not have a Company Material Adverse Effect:

(a)    The Company and each of its Subsidiaries and the Company JV have (i) timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns (taking into account all amendments thereto) are complete and accurate and (ii) paid all Taxes due and payable (whether or not shown as due on such Tax Returns), except for Taxes contested in good faith or for which adequate reserves have been established on the financial statements in accordance with GAAP.

(b)    There are no pending or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of Taxes of or with respect to the Company, any of its Subsidiaries or the Company JV.

(c)    All Taxes that the Company, any of its Subsidiaries or the Company JV are or were required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties, and have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.

(d)    None of the Company, any of its Subsidiaries or the Company JV (i) has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company, any of its Subsidiaries or the Company JV), or (ii) has any liability for the Taxes of another Person (other than the Company and its Subsidiaries and the Company JV) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or otherwise as a matter of Law.

(e)    None of the Company, any of its Subsidiaries or the Company JV is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Subsidiaries and the Company JV or customary commercial Contracts, the principle subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to the Company, its Subsidiaries or the Company JV.

(f)    There are no Liens for Taxes on any of the assets of the Company, any of its Subsidiaries or the Company JV other than Permitted Liens.

(g)    None of the Company, any of its Subsidiaries or the Company JV has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.

(h)    The Company has made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). The Company has qualified as a RIC with respect to its first taxable year ending in 2010, and with respect to each taxable year thereafter (including its taxable year ending on the Effective Time). No challenge to Company’s status as a RIC is pending or has been threatened in writing. For each taxable year of the Company ending on or before the Effective Time, the Company has satisfied or will satisfy the distribution requirements imposed on a RIC under Section 852 of the Code and all dividends (as defined in Section 316 of the Code) paid by the Company in any taxable year for which the applicable statute of limitations remains open shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Since the taxable year ending in 2010, the Company has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of Subtitle A, Chapter 1, of the Code did not apply.

(i)    Within the past two years, none of the Company, any of its Subsidiaries or the Company JV has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code.

Section 3.15    Material Contracts.

(a)    Section 3.15(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date hereof, of each Company Material Contract, a complete and correct copy of each of which has been made available to Parent. For purposes of this Agreement, “Company Material Contract” means any Contract to which the Company, any of its Subsidiaries or the Company JV is a party, except for this Agreement or as expressly set forth below, that:

(i)    constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act) of the Company, any of its Subsidiaries or the Company JV;

(ii)    except with respect to investments set forth in the Company SEC Documents, any partnership, limited liability company, joint venture or other similar Contract that is material to the operation of the Company and its Subsidiaries, taken as a whole;

(iii)    except with respect to investments set forth in the Company SEC Documents, is a loan, guarantee of Indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among the Company and any of its Subsidiaries or the Company JV) relating to Indebtedness for borrowed money of the Company or its Subsidiaries (whether outstanding or as may be incurred) in an amount in excess of $1.5 million individually;

(iv)    creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $250,000, or creates or would create a Lien on any asset of the Company, its Subsidiaries or the Company JV (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business);

(v)    is with (A) the Company External Adviser or any of its Subsidiaries or Affiliates or (B) any “associate” or member of the “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A);

(vi)    is a Contract that, upon consummation of the Mergers, will obligate the Surviving Corporation, the Parent External Adviser or any of their respective Subsidiaries to conduct business with any Third Party on an exclusive basis;

(vii)    is an Order or Consent of any Governmental Authority to which the Company, any of its Subsidiaries, the Company JV or, if it pertains to the Company and its Subsidiaries, the Company External Adviser is subject;

(viii)    is a Contract that purports to limit, in any material respect the manner in which, or the localities in which, any material business of the Company, any of its Subsidiaries or the Company JV (taken as a whole) is conducted or the types of material businesses that the Company, its Subsidiaries or the Company JV conduct;

(ix)    is a Contract (including a Contract relating to acquisitions or dispositions of investments of controlling interests in Company Portfolio Companies but excluding any Contract relating to acquisitions or dispositions of debt investments in any Company Portfolio Company, or any entity that becomes a Company Portfolio Company as a result of such investment) relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) which has not yet been consummated, pursuant to which (A) the Company reasonably expects that it is required to pay total consideration (including assumption of debt) after the date hereof in excess of $1.5 million or (B) any other Person has the right to acquire any assets of the Company, any of its Subsidiaries or the Company JV after the date of this Agreement with a purchase price (or total consideration realizable by or payable to the Company or any of its Subsidiaries) of more than $1.5 million; or

(x)    is a Contract for the purpose of another Person providing investment advisory or investment management services to the Company, any of its Subsidiaries or the Company JV (including the Company Investment Advisory Agreement).

(b)    None of the Company, any of its Subsidiaries or the Company JV is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Company Material Contract to which it is a party except for such breaches, defaults or actions as would not have a Company Material Adverse Effect. As of the date of this Agreement, to the Knowledge of the Company, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract except for such breaches or defaults as would not have a Company Material Adverse Effect. Each Company Material Contract is a valid and binding obligation of the Company, its Subsidiary or the Company JV that is a party thereto, as applicable, and, to the Knowledge of the Company, the other parties thereto, except such as would not have a Company Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.

Section 3.16    Real Property.

(a)    None of the Company, any of its Subsidiaries or the Company JV owns any real property in fee (or the equivalent interest in the applicable jurisdiction).

(b)    As of the date of this Agreement, to the Knowledge of the Company, and except as would not, individually or in the aggregate, be material to the Company or its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries and the Company JV have a valid leasehold, subleasehold or license interests in all real property leased, subleased, licensed or otherwise occupied (whether as a tenant, subtenant or pursuant to other occupancy arrangements) by the Company, any of its Subsidiaries or the Company JV (collectively, including the improvements thereon, the “Company Leased Real Property”).

(c)    As of the date of this Agreement, except as would not, individually or in the aggregate, be material to the Company or its Subsidiaries, taken as a whole, none of the Company, any of its Subsidiaries or the Company JV has received any written communication from, or given any written communication to, any other party to a lease for Company Leased Real Property or any lender alleging that the Company, any of its Subsidiaries or the Company JV or such other party, as the case may be, is in default under such lease.

Section 3.17    Environmental. Except as would not have a Company Material Adverse Effect:

(a)    the Company and its Subsidiaries and the Company JV are in compliance with all applicable Environmental Laws, including possessing all Permits required for their respective operations under applicable Environmental Laws;

(b)    there is no pending or, to the Knowledge of the Company, threatened in writing Proceeding pursuant to any Environmental Law against the Company, any of its Subsidiaries or the Company JV; and

(c)    none of the Company, any of its Subsidiaries or the Company JV has received written notice from any Person, including any Governmental Authority, alleging that the Company, any of its Subsidiaries or the Company JV has been or is in violation or is potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. None of the Company, any of its Subsidiaries or the Company JV is a party or subject to any Order pursuant to Environmental Law.

Section 3.18    Takeover Statutes. No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover,” “interested stockholder” or any other takeover or anti-takeover statute or similar federal or state law (any such laws, “Takeover Statutes”) are applicable to this Agreement or the First Merger. The Company Board has taken all action necessary so that the restrictions on business combinations contained in Section 203 of the DGCL will not apply with respect to this Agreement or the transactions contemplated hereby, including the Mergers.

Section 3.19    Vote Required. The adoption of this Agreement by the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote thereon at the Company Stockholders’ Meeting (the “Company Stockholder Approval”) is the only vote or consent of the holders of any class or series of securities or capital stock of the Company that is required in connection with the consummation of the First Merger. Each holder of shares of Company Common Stock entitled to vote at the Company Stockholders’ Meeting is entitled to one vote per share.

Section 3.20    Brokers and Consultants. No investment banker, broker or finder other than Keefe, Bruyette & Woods, Inc. (“KBW”) (a copy of whose engagement letter has been provided to Parent on or prior to the date hereof), the fees and expenses of which will be paid by the Company, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company, any of its Subsidiaries or the Company JV.

Section 3.21    Opinion of Financial Advisor. Prior to the execution of this Agreement, the Company Board and the Company Special Committee have received the opinion of KBW, dated on or prior to the date hereof, to the effect that, as of the date of such opinion, and based upon and subject to the limitations and assumptions set forth in such opinion, the Aggregate Merger Consideration in connection with the First Merger is fair, from a financial point of view, to the holders of Company Common Stock, collectively as a group.

Section 3.22    Insurance. The Company or its Affiliates have paid, or caused to be paid, all premiums due under all material insurance policies covering the Company, its Subsidiaries or the Company JV and have not received written notice that the Company, its Subsidiaries or the Company JV are in default with respect to any obligations under such policies. All such insurance policies are in full force and effect, other than as would not have a Company Material Adverse Effect. None of the Company, any of its Subsidiaries or the Company JV has received any written notice of cancellation or termination with respect to any existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any existing material insurance policy, in each that is held by, or for the benefit of, the Company, any of its Subsidiaries or the Company JV, other than as would not have a Company Material Adverse Effect.

Section 3.23    Investment Assets. Each of the Company and each of its Subsidiaries and the Company JV owns all securities, Indebtedness and other financial instruments held by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of the Company, any of its Subsidiaries or the Company JV and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date of this Agreement, there have been no material changes to the amount of securities, Indebtedness and other financial instruments listed on the Company’s most recent schedule of investments included in the Company SEC Documents, including any increase in the amount of securities, Indebtedness and other financial instruments owned by the Company, its Subsidiaries or the Company JV that are not treated as “qualifying assets” under Section 55(a) of the Investment Company Act.

Section 3.24    ERISA Matters. None of the Company, any of its Subsidiaries or the Company JV hold, or at any time has been deemed to hold, “plan assets” (within the meaning of the U.S. Department of Labor regulation located at 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA (“Plan Assets”)) of any “benefit plan investor” (within the meaning of Section 3(42) of ERISA, or the assets of any other governmental plan, non-U.S. plan, church plan or any other employee benefit plan, account or arrangement that is subject to any U.S. federal, state, local, non-U.S. or other law that is similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”)), and is not, and has not any time been, a “fiduciary” (within the meaning of Section 3(21) of ERISA or under other Similar Law) with respect to any “benefit plan investor” or other plan, account or arrangement.

Section 3.25    No Other Representations or Warranties. Except for the representations and warranties contained in this Article III or in any certificate delivered hereunder, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company, any of its Subsidiaries, the Company JV, or any Company Portfolio Company, or with respect to any other information provided to Parent, Acquisition Sub or Acquisition Sub 2 or any of their respective Representatives in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Neither the Company nor any other Person will have or be subject to any claim, liability or indemnification obligation to Parent, Acquisition Sub, Acquisition Sub 2 or any other Person resulting from the distribution or failure to distribute to Parent, Acquisition Sub, Acquisition Sub 2, or Parent’s, Acquisition Sub’s or Acquisition Sub 2’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to Parent, Acquisition Sub or Acquisition Sub 2 in the electronic data room maintained by the Company for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article III or in any certificate delivered pursuant hereto. Nothing in this Section 3.25 shall apply to or limit any claim for Fraud.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT, ACQUISITION SUB AND ACQUISITION SUB 2

Except as disclosed in the Parent SEC Documents filed by Parent prior to the date of this Agreement (but excluding any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature, in each case, other than any specific factual information contained therein) or as disclosed in the Parent Disclosure Letter, Parent, Acquisition Sub and Acquisition Sub 2 hereby jointly and severally represent and warrant to the Company as follows:

Section 4.1    Organization and Qualification. Each of Parent and its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) (a) is a corporation or other entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation or organization and (b) has the requisite entity power and authority to conduct its business as it is now being conducted, to own and use its assets in the manner in which its assets are currently used, and to perform its obligations under all Parent Material Contracts to which it is a party, except, where the failure to be in good standing, to have such power and authority, to own and use such assets or to perform its obligations under such Company Material Contracts would not have a Parent Material Adverse Effect. Each of Parent and its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the assets owned or leased by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Parent Material Adverse Effect. Parent has made available to the Company a copy of the Parent Organizational Documents, as currently in effect, and neither Parent, Acquisition Sub nor Acquisition Sub 2 is in violation of such documents. Parent has duly elected to be regulated as a BDC pursuant to the Investment Company Act and such election has not been revoked or withdrawn and is in full force and effect.

Section 4.2    Capitalization; Subsidiaries.

(a)    As of the close of business on September 30, 2022, the authorized capital stock of Parent consists of (i) 200,000,000 shares of Parent Common Stock, 30,887,360 of which were issued and outstanding and zero of which were held by Parent as treasury stock, and (ii) 10,000 shares of preferred stock of Parent, par value $0.001 per share, zero shares of which were outstanding. Neither of Acquisition Sub nor Acquisition Sub 2 has any Subsidiaries or shares of preferred stock authorized, issued or outstanding.

(b)    All of the issued and outstanding shares of Parent Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. All of the Parent Common Stock has been sold pursuant to an effective registration statement filed under the federal securities Laws or an appropriate exemption therefrom and in accordance with the Investment Company Act.

(c)    As of the date hereof, there are no existing (i) options, warrants, calls, subscriptions or other rights, convertible securities, agreements or commitments of any character to which Parent or any of its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) is a party obligating Parent or any of its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) to issue, transfer or sell any shares of capital stock or other equity interest in Parent or any of its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of

Parent or any of its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) to repurchase, redeem or otherwise acquire any capital stock of Parent or any of its Subsidiaries or any securities representing the right to purchase or otherwise receive any capital stock of Parent or any of its Subsidiaries, (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Parent or any of its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) or (iv) voting trusts or similar agreements to which Parent is a party with respect to the voting of the capital stock of Parent.

(d)    Each Subsidiary of Parent (including Acquisition Sub and Acquisition Sub 2) on the date hereof is listed on Section 4.2(d) of the Parent Disclosure Letter. Except as set forth on Section 4.2(d) of the Parent Disclosure Letter, Parent owns, directly or indirectly, all of the issued and outstanding company, partnership or corporate (as applicable) ownership interests in each such Subsidiary (including Acquisition Sub and Acquisition Sub 2), free and clear of all Liens except for Permitted Liens, and all of such company, partnership or corporate (as applicable) ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

Section 4.3    Authority Relative to Agreement.

(a)    Each of Parent, Acquisition Sub and Acquisition Sub 2 has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Parent, Acquisition Sub and Acquisition Sub 2, and the consummation by Parent, Acquisition Sub and Acquisition Sub 2 of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by Parent, Acquisition Sub and Acquisition Sub 2, and except for the filing of the Certificate of First Merger with the Delaware Secretary and the Certificate of Second Merger with the Delaware Secretary, no other corporate action or Proceeding on the part of Parent, Acquisition Sub or Acquisition Sub 2 is necessary to authorize the execution, delivery and performance of this Agreement by Parent, Acquisition Sub and Acquisition Sub 2 and the consummation by Parent, Acquisition Sub and Acquisition Sub 2 of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent, Acquisition Sub and Acquisition Sub 2 and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of each of Parent, Acquisition Sub and Acquisition Sub 2, enforceable against each of Parent, Acquisition Sub and Acquisition Sub 2 in accordance with its terms, except that such enforcement may be subject to the Bankruptcy and Equity Exception.

(b)    The Parent Board and the board of directors or similar governing body of Acquisition Sub and Acquisition Sub 2 has, by resolutions adopted by directors or similar governing members (i) adopted this Agreement and approved the transactions contemplated hereby and (ii) determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of Parent, Acquisition Sub, Acquisition Sub 2 and their respective stockholders or other equityholders, as applicable. Parent, acting in its capacity as the sole stockholder of Acquisition Sub and Acquisition Sub 2, has approved and adopted this Agreement.

(c)    Neither the execution and delivery of this Agreement by Parent, Acquisition Sub and Acquisition Sub 2 nor the consummation by Parent, Acquisition Sub and Acquisition Sub 2 of the transactions contemplated hereby will (i) violate any provision of the articles of incorporation or bylaws (or equivalent organizational documents) of Parent, any of its Subsidiaries, Acquisition Sub or Acquisition Sub 2, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 4.4 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate in any respect material to Parent any Law applicable to Parent or any of its Subsidiaries or by which any property or asset of Parent or any of its Subsidiaries is bound or affected, or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of, require the consent, or notice to or filing with any Third Party pursuant to, any Parent Material Contract, or result in the creation of a Lien, other than any Permitted

Lien, upon any of the property or assets of Parent or any of its Subsidiaries other than, in the case of clause (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have a Parent Material Adverse Effect.

Section 4.4    No Conflict; Required Filings and Consents. No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to Parent or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC under the Securities Act and the Exchange Act, (ii) the filing of each of the Certificate of First Merger and the Certificate of Second Merger with the Delaware Secretary and appropriate documents with the relevant authorities of the other jurisdictions in which Parent or any of its Subsidiaries is qualified to do business, (iii) filings in respect of Taxes, (iv) compliance with applicable rules and regulations of the NASDAQ, (vi) such other items required solely by reason of the participation of the Company and its Subsidiaries in the transactions contemplated hereby, (vii) compliance and filings or notifications under Antitrust Laws and (viii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not have a Parent Material Adverse Effect.

Section 4.5    Permits; Compliance with Laws.

(a)    Parent and each of its Subsidiaries are in compliance, and have been operated in compliance, in all material respects, with all Applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act, the Exchange Act and applicable rules and regulations of NASDAQ, other than as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority of any material non-compliance with any Applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect.

(b)    Parent and each of its Subsidiaries are in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act, the Securities Act, the Investment Company Act and other Applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(c)    Neither Parent nor any of its Subsidiaries is in default or violation of any (i) Law applicable to Parent or any of its Subsidiaries or (ii) Permits necessary for Parent and its Subsidiaries to carry on their respective businesses as now being conducted, except for any such defaults or violations that would not have a Parent Material Adverse Effect.

(d)    Parent has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for Parent, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the Parent Board and satisfactorily remedied.

(e)    Parent and each of its Subsidiaries holds and is in compliance with all Permits required in order to permit Parent and each of its Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all Applicable Laws as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written or, to the Knowledge of Parent, oral notification from a Governmental Authority of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(f)    No “affiliated person” (as defined under the Investment Company Act) of Parent or the Parent External Adviser has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the Knowledge of Parent, threatened in writing that would result in any such disqualification.

(g)    The minute books and other similar records of Parent contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of Parent, the Parent Board and any committees of the Parent Board.

Section 4.6    Parent SEC Documents; Financial Statements; Enforcement Actions.

(a)    Since January 1, 2020, Parent has filed with the SEC all material forms, documents and reports required to be filed or furnished prior to the date hereof by it with the SEC (such forms, documents and reports so filed with the SEC by Parent since such date, including any amendments or supplements thereto, the “Parent SEC Documents”). As of their respective dates, or, if amended or supplemented, as of the date of the last such amendment or supplement, the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act or the Investment Company Act, as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Parent SEC Documents at the time it was filed (or, if amended or supplemented, as of the date of such amendment or supplement) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading (or, in the case of a Parent SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment or supplement became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading).

(b)    The consolidated financial statements (including all related notes) of Parent included in the Parent SEC Documents fairly present in all material respects the consolidated financial position of Parent and its Subsidiaries as at the respective dates thereof and their consolidated statements of operations and consolidated statements of cash flows for the respective periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments, to the absence of notes and to any other adjustments described therein, including in any notes thereto) and were prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto).

(c)    Neither Parent nor any of its Subsidiaries is subject to any cease-and-desist or other enforcement action by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any Order by, or has adopted any policies, procedures or board resolutions at the request of, any Governmental Authority that currently restrict the conduct of its business (or that would, to the Knowledge of Parent, upon consummation of the First Merger restrict in any respect the conduct of the business of Parent or any of its Subsidiaries), or that relate to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Subsidiaries, except as would not have a Parent Material Adverse Effect, nor has Parent or any of its Subsidiaries been advised in writing or, to the Knowledge of Parent, verbally by any Governmental Authority that it is considering issuing, initiating, ordering or requesting any of the foregoing that would have a Parent Material Adverse Effect.

Section 4.7    Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent, any of its Subsidiaries or the Parent External Adviser expressly for inclusion or incorporation by reference in (a) the Form N-14 will, at the time the Form N-14 is filed with the SEC or at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the Proxy Statement will, at the date it or any amendment or supplement is mailed to stockholders of the Company and at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent, Acquisition Sub or Acquisition Sub 2 regarding such portions thereof that relate expressly to the Company or any of its Subsidiaries, or to statements made therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein).

Section 4.8    Disclosure Controls and Procedures. Parent and its Subsidiaries maintain “disclosure controls and procedures” and “internal control over financial reporting” (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act.

Section 4.9    Absence of Certain Changes or Events. Since January 1, 2020 through the date of this Agreement, except as expressly contemplated by this Agreement, (a) the respective businesses of Parent and its Subsidiaries have been conducted in the ordinary course of business consistent with past practice, and (b) there has not been any event, development or state of circumstances that, individually or in the aggregate, has had a Parent Material Adverse Effect.

Section 4.10    No Undisclosed Liabilities. Except (a) as reflected, disclosed or reserved against in Parent’s financial statements (as amended or restated, if applicable) or the notes thereto included in the Parent SEC Documents, (b) for liabilities or obligations incurred in the ordinary course of business since January 1, 2020, (c) for liabilities or obligations incurred in connection with the transactions contemplated hereby, (d) for liabilities and obligations which have been discharged or paid prior to the date of this Agreement or (e) for liabilities or obligations that would not have a Parent Material Adverse Effect, as of the date hereof, none of Parent or its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet (or the notes thereto) of Parent.

Section 4.11    Litigation. As of the date of this Agreement, (i) there is no Proceeding pending or, to the Knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries that would have a Parent Material Adverse Effect, and (ii) there is no judgment or order of any Governmental Authority outstanding against, or, to the Knowledge of Parent, investigation by any Governmental Authority involving Parent or any of its Subsidiaries that, in the case of this clause (ii), would reasonably be expected to have a Parent Material Adverse Effect.

Section 4.12    Absence of Certain Agreements. As of the date of this Agreement, neither Parent nor any of its Affiliates has entered into any Contract, arrangement or understanding (in each case, whether oral or written), or authorized, committed or agreed to enter into any Contract, arrangement or understanding (in each case, whether oral or written), pursuant to which: (a) any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any stockholder of the Company (i) agrees to vote to approve the First Merger or (ii) agrees to vote against any Superior Proposal; or (b) any Third Party has agreed to provide, directly or indirectly, equity capital to Parent or the Company to finance in whole or in part the First Merger.

Section 4.13    Employee Matters. Neither Parent nor any of its Subsidiaries has (a) any employees or (b) any “employee benefit plans” as defined in Section 3(3) of ERISA, or any employment bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, fringe benefit, retirement, health, medical or other similar employee benefit plan, program or agreement covering any of their respective current or former employees, officers or other service providers.

Section 4.14    Trademarks, Patents and Copyrights.

(a)    Section 4.14(a) of the Parent Disclosure Letter sets forth a complete and accurate list (in all material respects) of all material United States and foreign: (i) patents and patent applications; (ii) trademark registrations and applications (including internet domain name registrations); and (iii) copyright registrations and applications owned by Parent or its Subsidiaries as of the date hereof. Such registrations for Intellectual Property Rights owned by Parent or its Subsidiaries are in effect and subsisting and, to the Knowledge of Parent, valid.

(b)    Section 4.14(b) of the Parent Disclosure Letter sets forth a complete and accurate list (in all material respects) of all agreements under which: (i) Parent or any of its Subsidiaries are granted the right to use any Intellectual Property Rights owned by a Third Party material to the respective businesses of Parent and its Subsidiaries (excluding any agreement for off the shelf or commercially available software or non-exclusive licenses granted in the ordinary course of business); and (ii) Parent or any of its Subsidiaries have granted the right to use any of the material Parent IPR to a Third Party (other than non-exclusive licenses granted by Parent or its Subsidiaries in the ordinary course of business);

(c)    Except as would not have a Parent Material Adverse Effect, to the Knowledge of Parent, Parent and its Subsidiaries own or have the right to use in the manner currently used all Intellectual Property Rights that are material to the respective businesses of Parent and its Subsidiaries as currently conducted.

(d)    To the Knowledge of Parent as of the date hereof, the conduct of the respective businesses of Parent and its Subsidiaries as currently conducted does not infringe upon or otherwise violate any Intellectual Property Rights of any other Person, except for any such infringement that would not have a Parent Material Adverse Effect. As of the date of this Agreement, there is no such claim pending or, to the Knowledge of Parent, threatened in writing, except for any such infringement or other violation that would not have a Parent Material Adverse Effect. To the Knowledge of Parent, and except as would not have a Parent Material Adverse Effect, no other Person is infringing or otherwise violating any Intellectual Property Rights that are material to the respective businesses of Parent and its Subsidiaries as currently conducted, and in the last three (3) years, neither Parent nor any of its Subsidiaries have sent any written notice to any Person alleging that such Person is infringing, misappropriating or violating any Parent IPR. This Section 4.14(d) constitutes the only representation and warranty of Parent with regard to any actual or alleged infringement or other violation of any Intellectual Property Rights of any other Person.

Section 4.15    Taxes. Except as would not have a Parent Material Adverse Effect:

(a)    Parent and each of its Subsidiaries have (i) timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them and all such filed Tax Returns (taking into account all amendments thereto) are complete and accurate and (ii) paid all Taxes due and payable (whether or not shown as due on such Tax Returns), except for Taxes contested in good faith or for which adequate reserves have been established on the financial statements in accordance with GAAP.

(b)    There are no pending or ongoing audits, examinations, investigations or other Proceedings by any Governmental Authority in respect of Taxes of or with respect to Parent or any of its Subsidiaries.

(c)    All Taxes that Parent or any of its Subsidiaries are or were required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors or other Third Parties, and have been timely paid to the proper Governmental Authority or other Person or properly set aside in accounts for this purpose.

(d)    Neither Parent nor any of its Subsidiaries has (i) ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Parent or any of its Subsidiaries), or (ii) has any liability for the Taxes of another Person (other than Parent and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or otherwise as a matter of Law.

(e)    Neither Parent nor any of its Subsidiaries is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Parent and its Subsidiaries or customary commercial Contracts, the principle subject matter of which is not Taxes) that will not be terminated on or before the Closing Date without any future liability to Parent or its Subsidiaries.

(f)    There are no Liens for Taxes on any of the assets of Parent or any of its Subsidiaries other than Permitted Liens.

(g)    Neither Parent nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.

(h)    Acquisition Sub is a newly formed entity created for the purpose of undertaking the First Merger. Acquisition Sub 2 is a newly formed entity created for the purpose of undertaking the Second Merger and is treated as a disregarded entity (i.e., as disregarded from Parent) for United States federal income Tax purposes. Prior to the Effective Time, Acquisition Sub and Acquisition Sub 2 will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(i)    Parent has made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. Parent has qualified as a RIC with respect to its first taxable year ending on December 31, 2015, and with respect to each taxable year thereafter. No challenge to Parent’s status as a RIC is pending or has been threatened in writing. For each taxable year of Parent ending on or before the Effective Time, Parent has satisfied or will satisfy the distribution requirements imposed on a RIC under Section 852 of the Code and all dividends (as defined in Section 316 of the Code) paid by Parent in any taxable year for which the applicable statute of limitations remains open shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Since the taxable year ending on December 31, 2015, Parent has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of Subtitle A, Chapter 1, of the Code did not apply.

(j)    Within the past two years, neither Parent nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code.

Section 4.16    Material Contracts.

(a)    Section 4.16(a) of the Parent Disclosure Letter sets forth a complete and correct list, as of the date hereof, of each Parent Material Contract, a complete and correct copy of each of which has been made available to the Company. For purposes of this Agreement, “Parent Material Contract” means any Contract to which Parent or any of its Subsidiaries is a party, except for this Agreement or as expressly set forth below, that:

(i)    constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S-K under the Securities Act) of Parent or any of its Subsidiaries;

(ii)    except with respect to investments set forth in the Parent SEC Documents, any partnership, limited liability company, joint venture or other similar Contract that is material to the operation of Parent and its Subsidiaries, taken as a whole;

(iii)    except with respect to investments set forth in the Parent SEC Documents, is a loan, guarantee of Indebtedness or credit agreement, note, mortgage, indenture or other binding commitment (other than those between or among Parent and any of its Subsidiaries) relating to Indebtedness for borrowed money of Parent or its Subsidiaries (whether outstanding or as may be incurred) in an amount in excess of $6.0 million individually;

(iv)     creates future payment obligations, including settlement agreements, outside the ordinary course of business in excess of $1.0 million, or creates or would create a Lien on any asset of Parent or its Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business);

(v)     is with (A) the Parent External Adviser or any of its Subsidiaries or Affiliates or (B) any “associate” or member of the “immediate family” (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of a Person identified in clause (A);

(vi)     is a Contract that obligates Parent, and of its Subsidiaries or the Parent External Adviser to conduct any business that is material to Parent and its Subsidiaries, taken as a whole, on an exclusive basis with any Third Party;

(vii)     is an Order or Consent of any Governmental Authority to which Parent, any of its Subsidiaries or, if it pertains to Parent and its Subsidiaries, the Parent External Adviser is subject;

(viii)     is a Contract that purports to limit, in any material respect the manner in which, or the localities in which, any material business of Parent or any of its Subsidiaries (taken as a whole) is conducted or the types of material businesses that Parent or its Subsidiaries conduct;

(ix)     is a Contract (including a Contract relating to acquisitions or dispositions of controlling interests in Parent Portfolio Companies but excluding any Contract relating to acquisitions or dispositions of debt investments in any Parent Portfolio Company, or any entity that becomes a Parent Portfolio Company as a result of such investment) relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) which has not yet been consummated, pursuant to which (A) Parent reasonably expects that it is required to pay total consideration (including assumption of debt) after the date hereof in excess of $6.0 million or (B) any other Person has the right to acquire any assets of Parent or any of its Subsidiaries (or any interests therein) after the date of this Agreement with a purchase price (or total consideration realizable by or payable to Parent or any of its Subsidiaries) of more than $6.0 million; or

(x)     is a Contract for the purpose of another Person providing investment advisory or investment management services to Parent or any of its Subsidiaries (including the Parent Investment Advisory Agreement).

(b)     Neither Parent nor any of its Subsidiaries is in breach of or default (or, with the giving of notice or lapse of time or both, would be in default) under the terms of, and has not taken any action resulting in the termination, acceleration of performance required by, or resulting in a right of termination or acceleration under, any Parent Material Contract to which it is a party except for such breaches, defaults or actions as would not have a Parent Material Adverse Effect. As of the date of this Agreement, to the Knowledge of Parent, no other party to any Parent Material Contract is in breach of or default under the terms of any Parent Material Contract except for such breaches or defaults as would not have a Parent Material Adverse Effect. Each Parent Material Contract is a valid and binding obligation of Parent or its Subsidiary that is a party thereto, as applicable, and, to the Knowledge of Parent, the other parties thereto, except such as would not have a Parent Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.

Section 4.17     Real Property.

(a)    Neither Parent nor any of its Subsidiaries owns any real property in fee (or the equivalent interest in the applicable jurisdiction).

(b)    As of the date of this Agreement, to the Knowledge of Parent, except as would not have a Parent Material Adverse Effect, Parent and each of its Subsidiaries have a valid leasehold, subleasehold or license interests in all real property leased, subleased, licensed or otherwise occupied (whether as a tenant, subtenant or pursuant to other occupancy arrangements) by Parent or any of its Subsidiaries (collectively, including the improvements thereon, the “Parent Leased Real Property”).

(c)    As of the date of this Agreement, except as would not have a Parent Material Adverse Effect, neither Parent nor any of its Subsidiaries has received any written communication from, or given any written communication to, any other party to a lease for Parent Leased Real Property or any lender, alleging that Parent or any of its Subsidiaries or such other party, as the case may be, is in default under such lease.

Section 4.18    Environmental. Except as would not have a Parent Material Adverse Effect:

(a)    Parent and its Subsidiaries are in compliance with all applicable Environmental Laws, including possessing all Permits required for their operations under applicable Environmental Laws;

(b)    there is no pending or, to the Knowledge of Parent, threatened in writing Proceeding pursuant to any Environmental Law against Parent or any of its Subsidiaries;

(c)    none of Parent or any of its Subsidiaries has received written notice from any Person, including any Governmental Authority, alleging that Parent or any of its Subsidiaries has been or is in violation or potentially in violation of any applicable Environmental Law or otherwise may be liable under any applicable Environmental Law, which violation or liability is unresolved. None of Parent or any of its Subsidiaries is a party or subject to any Order pursuant to Environmental Law; and

Section 4.19    Takeover Statutes. No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement or the Mergers.

Section 4.20    No Vote Required. No vote of the holders of any class or series of capital stock of Parent or the holders of any other securities of Parent (equity or otherwise) is necessary to adopt and approve this Agreement, or to approve the transactions contemplated hereby. The vote or consent of Parent or a wholly-owned Subsidiary of Parent as the sole stockholder of Acquisition Sub and Acquisition Sub 2 is the only vote of the holders of any class or series of capital stock of Acquisition Sub and Acquisition Sub 2, respectively, necessary to approve the transactions contemplated hereby and adopt this Agreement, which consent shall be given immediately following the execution of this Agreement.

Section 4.21    Sufficient Funds. Either Parent, Acquisition Sub or Acquisition Sub 2 will have on the Closing Date, sufficient funds to consummate the transactions contemplated hereby, including, with respect to the Parent Aggregate Cash Consideration, the payments contemplated under Article II.

Section 4.22    Brokers. No investment banker, broker or finder other than Wells Fargo Securities, LLC, the fees and expenses of which will be paid by Parent, is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent, Acquisition Sub, Acquisition Sub 2 or any of their respective Affiliates.

Section 4.23    Insurance. Parent and its Subsidiaries have paid, or caused to be paid, all premiums due under all material insurance policies of Parent and its Subsidiaries, and all such insurance policies are in full force and effect other than as would not have a Parent Material Adverse Effect. None of Parent or any of its Subsidiaries has received written notice that they are in default with respect to any obligations under such policies other than as would not have a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries

has received any written notice of cancellation or termination with respect to any existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any existing material insurance policy, in each case that is held by, or for the benefit of, Parent or any of its Subsidiaries, other than as would not have a Parent Material Adverse Effect.

Section 4.24    Solvency. Neither Parent, Acquisition Sub nor Acquisition Sub 2 is entering into the transactions contemplated hereby with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Each of Parent, Acquisition Sub and Acquisition Sub 2 is solvent as of the date of this Agreement, and each of Parent and the Surviving Corporation will, after giving effect to all of the transactions contemplated hereby, including the payment of any amounts required to be paid in connection with the consummation of the transactions contemplated hereby and the payment of all related fees and expenses, be solvent at and immediately after the Effective Time. As used in this Section 4.24, the term “solvent” means, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Parent, Acquisition Sub and Acquisition Sub 2 and, after the First Merger, Parent, the Surviving Corporation and its Subsidiaries and Acquisition Sub 2 will exceed their debts, (b) each of Parent, Acquisition Sub and Acquisition Sub 2 and, after the First Merger, Parent, the Surviving Corporation and its Subsidiaries and Acquisition Sub 2 have not incurred debts beyond its ability to pay such debts as such debts mature and (c) each of Parent, Acquisition Sub and Acquisition Sub 2 and, after the First Merger, Parent and the Surviving Corporation and its Subsidiaries and Acquisition Sub 2 has sufficient capital and liquidity with which to conduct its business. For purposes of this Section 4.24, “debt” means any liability on a claim, and “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

Section 4.25    Investment Assets. Each of Parent and each of its Subsidiaries owns all securities, Indebtedness and other financial instruments held by it, free and clear of any material Liens, except for Permitted Liens to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged in the ordinary course of business consistent with past practice to secure obligations of Parent or any of its Subsidiaries and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date of this Agreement, there have been no material changes to the amount of securities, Indebtedness and other financial instruments listed on Parent’s most recent schedule of investments included in the Parent SEC Documents, including any increase in the amount of securities, Indebtedness and other financial instruments owned by Parent or its Subsidiaries that are not treated as “qualifying assets” under Section 55(a) of the Investment Company Act.

Section 4.26    Parent Investment Advisory Agreement. The Parent Investment Advisory Agreement has been duly approved, continued and at all times has been in compliance in all material respects with Section 15 of the Investment Company Act (to the extent applicable) and any exemptive, no-action or interpretive guidance issued by the SEC or its staff. Neither Parent nor the Parent External Adviser is in default under the Parent Investment Advisory Agreement, except where such default would not have a Parent Material Adverse Effect. The Parent Investment Advisory Agreement is a valid and binding obligation of Parent, except as would not have a Parent Material Adverse Effect; provided that such enforcement may be subject to the Bankruptcy and Equity Exception.

Section 4.27    Debt Financing. As of the date of this Agreement, the Company has received true and complete copies of one or more executed debt commitment letters, dated as of the date hereof (including all exhibits, schedules and annexes thereto, the “Debt Commitment Letter”) and any fee letter referred to in the Debt Commitment Letter (provided that the provisions in any fee letter related to fees and other economic and any “market flex” terms may be redacted; provided that such redacted terms would not adversely affect the conditionality, availability or termination of the debt financing contemplated by, and in the amount set forth in, the Debt Commitment Letter (such debt financing, the “Debt Financing”) or reduce the amount of the Debt Financing available to less than the amount required with respect to the Debt Financing to consummate the transactions contemplated by this Agreement), pursuant to which the lenders party thereto have committed, subject to the terms and conditions set forth therein, to provide to the Company the amount of debt financing set forth therein. The Company has fully paid any and all commitment fees or other fees required by such Debt Commitment Letter to be paid on or before the date hereof. As of the date hereof, assuming due authorization, execution and delivery by the other parties thereto, the Debt Commitment Letter is a legal, valid and binding obligation of the Parent, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles and, to the Knowledge of the Parent, each other party thereto to provide the financing described therein on the terms and subject to the conditions set forth therein and is in full force and effect, has not been amended, modified, withdrawn, terminated or rescinded in any respect, and, to the Knowledge of the Parent, as of the date hereof no event has occurred which (with or without notice, lapse of time or both) would reasonably be expected to result in a failure of any condition to the funding of the Debt Financing. No amendment or modification to, or, to the Parent’s Knowledge, withdrawal, termination or rescission of, the Debt Commitment Letter is contemplated as of the date hereof (except for the addition as parties to the Debt Commitment Letter of lenders, lead arrangers, bookrunners, agents, managers or similar entities that have not executed the Debt Commitment Letter as of the date hereof). Assuming the Debt Financing is funded in accordance with the terms of the Debt Commitment Letter and the satisfaction or waiver of the conditions set forth in Sections 7.1 and 7.2, the aggregate proceeds contemplated by the Debt Commitment Letter, together with available funds of the Parent, will, in the aggregate, be sufficient for the Parent to complete the transactions contemplated hereby, and to satisfy all of the obligations of the Parent under this Agreement, including (x) paying the Parent Aggregate Cash Consideration at Closing, (y) the Payoff Amount, and (z) in each case, paying all related fees and expenses (collectively, the “Required Amount”). Except for any fee letter referred to in the Debt Commitment Letter, as of the date hereof, there are no side letters or other Contracts or understandings related to the funding or investing, as applicable, of the Debt Financing other than as expressly set forth in the Debt Commitment Letter. Neither the fee letter referred to in the Debt Commitment Letter nor any other Contract (other than the Debt Commitment Letter) between the lenders party to the Debt Commitment Letter, on the one hand, and the Parent or any of its Affiliates, on the other hand, contains any conditions precedent or other contingencies (x) related to the funding of the full amount of the Debt Financing or that could reduce the aggregate amount of the Debt Financing set forth in the Debt Commitment Letter or the aggregate proceeds contemplated by the Debt Commitment Letter or (y) that could otherwise adversely affect the conditionality or enforceability of Debt Commitment Letter with respect to all or any portion of the Debt Financing.

Section 4.28    Acknowledgment of Disclaimer of Other Representations and Warranties. Each of Parent, Acquisition Sub and Acquisition Sub 2 acknowledges that, as of the date hereof, they and their Representatives: (a) have received access to (i) such books and records, facilities, properties, premises, equipment, contracts and other assets of the Company and its Subsidiaries, and the Company Portfolio Companies, which Company and its Representatives, as of the date hereof, have made available to them and (ii) the electronic data room in connection with the transactions contemplated hereby; (b) have received and may continue to receive from the Company and its Subsidiaries and their respective Representatives certain estimates, forecasts, projections and other forward-looking information, as well as certain business plan information, regarding the Company and its Subsidiaries and the Company Portfolio Companies and their respective businesses and operations (collectively, “Forecasts”); and (c) have had opportunities to meet with the management of the Company and its Subsidiaries and to discuss the business and assets of the Company and its Subsidiaries and the Company Portfolio Companies. Parent, Acquisition Sub and Acquisition Sub 2 acknowledge and agree that (x) there are uncertainties inherent in attempting to make Forecasts, with which Parent, Acquisition Sub and Acquisition Sub 2 are familiar, and Parent, Acquisition Sub and Acquisition Sub 2 are taking full responsibility for making their own evaluation of the adequacy and accuracy of all Forecasts (including the reasonableness of the assumptions underlying such Forecasts), and Parent, Acquisition Sub and Acquisition Sub 2 shall have no claim against the Company, its Subsidiaries or the Company External Adviser, or the Company Portfolio Companies or any of

their respective Representatives with respect to any such Forecasts and (y) each of Parent, Acquisition Sub and Acquisition Sub 2 has conducted, to its satisfaction, its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company, its Subsidiaries and the Company Portfolio Companies and, in making its determination to proceed with the transactions contemplated hereby, including the Mergers, each of Parent, Acquisition Sub and Acquisition Sub 2 has relied on the results of its own independent review and analysis. Parent, Acquisition Sub and Acquisition Sub 2 each further acknowledges and agrees that (1) any Forecast, data, financial information, memorandum, presentation or any other materials or information provided or addressed to Parent, Acquisition Sub, Acquisition Sub 2 or any of their Representatives, including any materials or information made available in the electronic data room in connection with the transactions contemplated hereby, via confidential information packet, in connection with presentations by the Company’s management or otherwise, are not and shall not be deemed to constitute or be the subject of any representation or warranty unless and only to the extent any such material or information is the subject of an express representation or warranty set forth in Article III or in any certificate delivered pursuant hereto; and (2) except for the representations and warranties expressly set forth in Article III or in any certificate delivered pursuant hereto, (A) neither the Company, its investment adviser nor any of its Subsidiaries makes, or has made, any representation or warranty relating to itself or its business or otherwise in connection with the Mergers and Parent, Acquisition Sub and Acquisition Sub 2 shall have no claim against the Company, any of its Subsidiaries or any Company Portfolio Companies or their respective Representatives in respect of any such representation or warranty and (B) no Person has been authorized by the Company, its investment adviser or any of its Subsidiaries to make any representation or warranty relating to itself or its business or otherwise in connection with the Mergers. Nothing in this Section 4.28 shall apply to or limit any claim for Fraud.

Section 4.29    No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV or in any certificate delivered hereunder, neither Parent, Acquisition Sub nor Acquisition Sub 2 nor any other Person on behalf of Parent, Acquisition Sub or Acquisition Sub 2 makes any express or implied representation or warranty with respect to Parent, Acquisition Sub or Acquisition Sub 2, any of their respective Subsidiaries, or any Parent Portfolio Company, or with respect to any other information provided to the Company or its Representatives in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Neither Parent, Acquisition Sub nor Acquisition Sub 2 nor any other Person will have or be subject to any claim, liability or indemnification obligation to the Company or any other Person resulting from the distribution or failure to distribute to the Company, or the Company’s use of, any such information, including any information, documents, projections, estimates, Forecasts or other material made available to the Company in the electronic data room maintained by Parent for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article IV or in any certificate delivered pursuant hereto. Nothing in this Section 4.29 shall apply to or limit any claim for Fraud.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE PARENT EXTERNAL ADVISER

The Parent External Adviser hereby represents and warrants to the Company as follows:

Section 5.1    Organization and Qualification. The Parent External Adviser (a) is a limited liability company, duly formed, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its formation and (b) has the requisite limited liability company power and authority to conduct its business as it is now being conducted, except, in the case of this clause (b), where the failure to be in good standing or to have such power and authority would not have an Adviser Material Adverse Effect. The Parent External Adviser is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed and in good standing would not have an Adviser Material Adverse Effect.

Section 5.2    Authority Relative to Agreement.

(a)    The Parent External Adviser has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Parent External Adviser, and the consummation by the Parent External Adviser of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action by the Parent External Adviser, and no other corporate action or Proceeding on the part of the Parent External Adviser is necessary to authorize the execution, delivery and performance of this Agreement by the Parent External Adviser and the consummation by the Parent External Adviser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Parent External Adviser and, assuming due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of the Parent External Adviser, enforceable against the Parent External Adviser in accordance with its terms, except that such enforcement may be subject the Bankruptcy and Equity Exception.

(b)    Neither the execution and delivery of this Agreement by the Parent External Adviser nor the consummation by the Parent External Adviser of the transactions contemplated hereby will (i) violate any provision of any Parent External Adviser Document, (ii) assuming that the Consents, registrations, declarations, filings and notices referred to in Section 5.3 have been obtained or made, any applicable waiting periods referred to therein have expired and any condition precedent to any such Consent has been satisfied, conflict with or violate any Law applicable to the Parent External Adviser or by which any property or asset of the Parent External Adviser is bound or affected or (iii) result in any breach of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to any right of termination, acceleration or cancellation of any Contract to which the Parent External Adviser is a party or by which its properties or assets are bound, or result in the creation of a Lien, other than any Permitted Lien, upon any of the material property or assets of the Parent External Adviser other than, in the case of clauses (ii) and (iii), any such conflict, violation, breach, default, termination, acceleration, cancellation or Lien that would not have an Adviser Material Adverse Effect.

Section 5.3    No Conflict; Required Filings and Consents. No Consent of, or registration, declaration or filing with, or notice to, any Governmental Authority is required to be obtained or made by or with respect to the Parent External Adviser in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than any such Consent, registration, declaration, filing or notices (a) set forth on Section 5.3 of the Parent Disclosure Letter or (b) the failure of which to be obtained or made would not have an Adviser Material Adverse Effect.

Section 5.4    Sufficient Funds. Parent External Adviser will have on the Closing Date, sufficient funds to consummate the transactions contemplated hereby, including, with respect to the Parent External Adviser Aggregate Cash Consideration, the payments contemplated under Article II.

Section 5.5    Permits; Compliance with Laws.

(a)    The Parent External Adviser is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders necessary for the Parent External Adviser to carry on its business as it is now being conducted (the “Parent External Adviser Permits”), and no suspension or cancellation of any of the Parent External Adviser Permits is pending or, to the Knowledge of the Parent External Adviser, threatened in writing, except where the failure to be in possession of, or the suspension or cancellation of, any of the Parent External Adviser Permits would not have a Parent Material Adverse Effect.

(b)    The Parent External Adviser is not in default or violation of any (i) Law applicable to the Parent External Adviser or (ii) Parent External Adviser Permits, except for any such defaults or violations that would not have an Adviser Material Adverse Effect. The Parent External Adviser has not received any written or, to the Knowledge of Parent External Adviser, oral notification from a Governmental Authority of any material non-compliance with any Applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to result in an Adviser Material Adverse Effect.

(c)    Since January 1, 2020, the Parent External Adviser has filed (after giving effect to any extensions) all Regulatory Documents that were required to be filed with any Governmental Authority, other than such failures to file that would not, individually or in the aggregate, reasonably be expected to have an Adviser Material Adverse Effect.

(d)    The Parent External Adviser is, and at all times required by the Investment Advisers Act, since January 1, 2020 has been, duly registered as an investment adviser under the Investment Advisers Act. The Parent External Adviser is, and at all times required by Applicable Law (other than the Investment Advisers Act) since January 1, 2020 has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business required such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not have an Adviser Material Adverse Effect.

(e)    The Parent External Adviser is not ineligible pursuant to Sections 9(a) or 9(b) of the Investment Company Act to serve as an investment adviser to a registered investment company (or BDC), nor is there any Proceeding pending or, to the Knowledge of Parent External Adviser, threatened in writing by any Governmental Authority that would result in the ineligibility of the Parent External Adviser to serve as an investment adviser to a registered investment company (or BDC) pursuant to Sections 9(a) or 9(b) of the Investment Company Act. Neither the Parent External Adviser nor any “person associated with” (as defined in the Investment Advisers Act) the Parent External Adviser is ineligible pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act to serve as an investment adviser or as a “person associated with” an investment adviser, nor is there any Proceeding pending or, to the Knowledge of the Parent External Adviser, threatened in writing by any Governmental Authority that would result in the ineligibility of the Parent External Adviser or any such “person associated with” the Parent External Adviser to serve in any such capacities pursuant to Sections 203(e) or 203(f) of the Investment Advisers Act.

Section 5.6    Litigation. As of the date of this Agreement, there is no Proceeding pending or, to the Knowledge of Parent External Adviser, threatened in writing against the Parent External Adviser that would have an Adviser Material Adverse Effect, nor is there any judgment of any Governmental Authority outstanding against, or, to the Knowledge of Parent External Adviser, investigation by any Governmental Authority involving, the Parent External Adviser that could reasonably be expected to have an Adviser Material Adverse Effect.

Section 5.7    Information Supplied. None of the information supplied or to be supplied by or on behalf of the Parent External Adviser expressly for inclusion or incorporation by reference in (a) the Form N-14 will, at the time the Form N-14 is filed with the SEC or at any time it is amended or supplemented or at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and (b) the Proxy Statement will, at the date it or any amendment or supplement is mailed to stockholders of the Company and at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by the Parent External Adviser regarding such portions thereof that relate expressly to the Company or any of its Subsidiaries, or to statements made therein based on information supplied by or on behalf of the Company for inclusion or incorporation by reference therein).

Section 5.8    No Other Representations or Warranties. Except for the representations and warranties contained in this Article V or in any certificate delivered hereunder, neither Parent External Adviser nor any other Person on its behalf makes any express or implied representation or warranty with respect to Parent External Adviser, any of its Subsidiaries or any investment fund advised by it or them, or with respect to any other information provided to the Company or its Representatives in connection with the transactions contemplated hereby, including the accuracy, completeness or timeliness thereof. Neither Parent External Adviser nor any other Person will have or be subject to any claim, liability or indemnification obligation to the Company or any other Person resulting from the distribution or failure to distribute to the Company, or the Company’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to the Company in the electronic data room maintained by Parent for purposes of the transactions contemplated hereby or management presentations in expectation of the transactions contemplated hereby, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article V or in any certificate delivered pursuant hereto. Nothing in this Section 5.8 shall apply to or limit any claim for Fraud.

ARTICLE VI

COVENANTS AND AGREEMENTS

Section 6.1    Conduct of Business by the Company Pending the Merger. The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1 (the “Interim Period”), except (a) as may be required by Law, (b) as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement, (d) as set forth in Section 6.1 of the Company Disclosure Letter or (e) as reasonably required to comply with, establish or implement COVID-19 Measures: (x) the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to conduct the business of the Company and its Subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice in all material respects and use reasonable best efforts to preserve intact its business organization, maintain in effect all material licenses and permits required to carry on its business, maintain in effect any exemptive orders or exemptive relief which it has received from the SEC and which are currently in effect and preserve its material business relationships (provided that (1) no action by the Company or its Subsidiaries with respect to any of the matters specifically addressed by any other provisions of this Section 6.1 will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions and (2) the failure by the Company or any of its Subsidiaries to take any action prohibited by clauses (a) through (q) below will not be deemed to be a breach of this clause (x)); and (y) the Company shall not, and shall not permit any of its Subsidiaries to (provided that, notwithstanding anything in this Agreement to the contrary, none of the Company or its Subsidiaries shall be restricted or encumbered from taking any action, or be required or permitted to take any action, if such restriction, encumbrance, requirement or permission would contravene any provision of the Existing Credit Facility or any provision of the Existing Notes or the Existing Notes Indenture):

(a)    amend or otherwise change, in any material respect, the Company’s Charter or the Company’s Bylaws (or such equivalent organizational or governing documents of any of its Subsidiaries);

(b)    except for transactions solely among the Company and its wholly-owned Subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

(c)    except for transactions solely among the Company and its wholly-owned Subsidiaries, issue, sell, pledge, dispose, encumber or grant, or authorize the same with respect to, any (i) shares of the Company’s or its Subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of the Company’s or its Subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, the Company, any of its Subsidiaries;

(d)    (i) declare, set aside, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the Company’s or any of its Subsidiaries’ capital stock or other equity interests, other than (A) dividends and distributions paid by any wholly-owned Subsidiary of the Company to the Company or any of its wholly-owned Subsidiaries, (B) regular quarterly cash distributions payable by the Company on a quarterly basis consistent with past practices and the Company’s investment objectives and policies as publicly disclosed (provided that such dividend shall (i) be determined by the Company Board in good faith such that it does not exceed an amount equal to the sum of (a) the Company’s net investment income generated in the applicable quarter (“Quarterly Dividends”) plus (b) any other of the Company’s net investment income generated prior to the applicable quarter that had not previously been distributed by the Company and (ii) not exceed a maximum amount of $0.12 per share of Company Common Stock), or (C) the authorization and payment of any Tax Dividend or distribution necessary for the Company to maintain its qualification as a RIC or avoid any entity-level Tax, in each case as reasonably determined by the Company; or (ii) purchase, redeem or otherwise acquire shares of capital stock or other equity interests of the Company or its Subsidiaries (other than any wholly-owned Subsidiaries) or any options, warrants, or rights to acquire any such shares or other equity interests;

(e)    directly or indirectly acquire or dispose (including by merger, consolidation or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among the Company and its wholly-owned Subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, or any Company Portfolio Company investment, or agree to do any of the foregoing, except for:

(i)    acquisitions in the form of investments in (X) new investments in Company Portfolio Company investments not existing as of the date hereof or (Y) follow-on investments in Company Portfolio Company investments listed in Section 6.1(e)(i) of the Company Disclosure Letter, provided that (i) in the case of clause (X), for so long as the ratio of (x) the Company’s (on a consolidated basis with its Subsidiaries) outstanding Indebtedness for borrowed money to (y) the Company’s (on a consolidated basis with its Subsidiaries) net asset value (calculated in a manner consistent with the calculation of Closing Company Net Asset Value as set forth on Section 2.5(a) of the Company Disclosure Letter and based on the Company’s most recent publicly reported net asset value) does not exceed 1.75x on a pro forma basis, in each case calculated to assume the incurrence of Indebtedness and the related investments associated with the Company’s unfunded commitments listed in Section 6.1(e)(iii) of the Company Disclosure Letter;

(ii)    dispositions made in accordance with the Company’s investment objectives, policies and restrictions in connection with an existing Company Portfolio Company (provided that such disposition is not made in exchange for consideration less than the fair market value (as set forth in the Company’s schedule of investments included in its most recent quarterly or annual reports filed with the SEC) of the asset being disposed), other than a Pending Sale Agreement on the terms set forth therein;

(iii)    compliance with unfunded commitment obligations existing as of September 30, 2022 with respect to any Company Portfolio Company investments listed in Section 6.1(e)(iii) of the Company Disclosure Letter;

(iv)    dispositions or exchanges of assets related to repayments, reorganizations, restructurings or receipt of reorganized securities related to Company Portfolio Company investments (whether or not such Company Portfolio Company investments are held as of the date hereof); and

(v)    in any case where the Company or the Company Portfolio Company investment is subject to a compulsory drag-along, call option, prepayment option or redemption, or similar compulsory contractual obligation, to sell, have redeemed or paid off, or otherwise dispose of, any Company Portfolio Company investment pursuant to the contractual terms pertaining to such Company Portfolio Company investment;

provided, that: (A) in each case only if such transactions individually or collectively do not result in any material Tax liability (other than any liability for alternative minimum taxes) being imposed on the Company or its

Subsidiaries (for the avoidance of doubt, taking into account the dividends paid deduction under Section 562 of the Code); (B) the Company shall provide Parent notification of any such disposition promptly following the consummation thereof; and (C) the Company shall provide Parent notification of any such acquisition promptly following the consummation thereof;

(f)    (i) make or change any material Tax election other than in the ordinary course of business, (ii) change any material method of Tax accounting other than in the ordinary course of business, (iii) amend any material Tax Return, or (iv) agree to any extension or waiver of the statute of limitations with respect to a material amount of Tax other than in the ordinary course of business consistent with past practice and the Company’s investment objectives and policies;

(g)    except as permitted by Sections 6.1(e)(i)-(vi), make any loans, advances or capital contributions to, or investments in, any other Person (other than (i) to or in the Company or any direct or indirect wholly owned Subsidiary of the Company and (ii) pursuant to previously disclosed commitments existing as of the date of this Agreement that are identified on Section 6.1(g)(ii) of the Company Disclosure Letter or are otherwise set forth on Section 6.1(g)(ii) of the Company Disclosure Letter);

(h)    amend, enter into, terminate or waive any material rights under, any Company Material Contract or any material agreement underlying any Company Portfolio Company investment, other than (i) in the ordinary course of business consistent with past practice, (ii) such actions which would not be materially adverse to the Company or its Subsidiaries or (iii) as otherwise set forth on Section 6.1(h) of the Company Disclosure Letter;

(i)    (i) pay, discharge or satisfy any Indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than (A) the payment, discharge or satisfaction, required pursuant to the terms of Existing Credit Facility as in effect as of the date of this Agreement and (B) Indebtedness incurred by the Company or its wholly owned Subsidiaries and owed to the Company or its wholly owned Subsidiaries), (ii) cancel any material Indebtedness owing to the Company or any of its Subsidiaries (individually or in the aggregate) or waive or amend any claims or rights of substantial value (other than Indebtedness incurred by the Company or its wholly owned Subsidiaries and owed to the Company or its wholly owned Subsidiaries), in each case other than Indebtedness, claims or rights related to investments in any Company Portfolio Companies, or (iii) waive material benefits of, or agree to modify in any material manner, any confidentiality, standstill or similar agreement to which the Company or any of its Subsidiaries is a party (other than in the ordinary course of business consistent with past practice);

(j)    make any pledge of any of its material assets or permit any of its material assets to become subject to any Liens except Permitted Liens;

(k)    commence any material Proceedings except with respect to routine matters in the ordinary course of business and consistent with past practice, or settle any Proceedings other than settlements that result solely in monetary obligations involving payment by the Company or any of its Subsidiaries of (i) the amounts specifically reserved in accordance with GAAP with respect to such Proceeding or claim on the Company’s consolidated financial statements for the quarter ending June 30, 2022, (ii) amounts to be paid from escrow accounts for purposes of working capital adjustments and indemnification matters related to former portfolio companies, in each case pursuant to Contracts that have been made available to Parent prior to the date hereof, (iii) amounts to be paid from insurance proceeds for the purpose of paying such settlements, (iv) an amount not greater than $50,000 in the aggregate or (v) amounts held as collateral as agent for any Company Portfolio Companies or on behalf of Third Party lenders;

(l)    make any material change to its methods of accounting, except as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization), or as otherwise required by Applicable Law;

(m)    enter into a new line of business outside of the Company’s investment objective as described in the Company SEC Documents (provided, that the foregoing shall not apply in any way to any Company Portfolio Company);

(n)    (i) increase the compensation or benefits payable or to become payable to any of its directors, officers or individual independent contractors; (ii) establish, adopt, enter into, amend or terminate any collective bargaining agreement or employee benefit plan, program or agreement for the benefit of any of its officers, directors or individual independent contractors; (iii) enter into any severance, change of control or retention agreement with any of its officers, directors or individual independent contractors; or (iv) hire any employee or individual independent contractor;

(o)    adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

(p)    incur any Indebtedness for borrowed money or guarantee any such Indebtedness of any Person (except for (i) Indebtedness for borrowed money incurred with making any follow-on investment in Company Portfolio Company investments listed in Section 6.1(e)(i) of the Company Disclosure Letter, (ii) Indebtedness for borrowed money incurred in complying with unfunded commitment obligations existing as of September 30, 2022 with respect to any Company Portfolio Company investments listed in Section 6.1(e)(iii) of the Company Disclosure Letter, (iii) drawdowns with respect to the Existing Credit Facility, but solely to the extent that such drawdowns do not cause the Company (on a consolidated basis with its Subsidiaries) to exceed the leverage ratio set forth in Section 6.1(e)(i) on a pro forma basis, (iv) Indebtedness owed to the Company or its wholly owned Subsidiaries or (v) as otherwise set forth on Section 6.1(p) of the Company Disclosure Letter, so long as, in each case, such Indebtedness does not provide for any penalty upon prepayment);

(q)    permit the Company JV to take any action described in subsections (a), (c), (i), (k) or (o) of this Section 6.1 as applied to the Company JV; or

(r)    enter into any agreement to do any of the foregoing.

Section 6.2    Conduct of Business by Parent Pending the Merger. Parent covenants and agrees that during the Interim Period, except (a) as may be required by Law, (b) as may be agreed in writing by the Company (which consent shall not be unreasonably withheld, delayed or conditioned), (c) as may be expressly contemplated or permitted pursuant to this Agreement, (d) as set forth in Section 6.2 of the Parent Disclosure Letter or (e) as reasonably required to comply with, establish or implement COVID-19 Measures: (x) Parent shall, and shall cause its Subsidiaries to, conduct the business of Parent and its Subsidiaries, as applicable, in the ordinary course of business and in a manner consistent with past practice in all material respects (provided that (1) no action by Parent or its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) with respect to any of the matters specifically addressed by any other provisions of this Section 6.2 will be deemed a breach of this clause (x), unless such action would constitute a breach of one or more of such other provisions, (2) the failure by Parent or any of its Subsidiaries to take any action prohibited by clauses (a) through (j) below will not be deemed to be a breach of this clause (x), and (3) acquisitions and dispositions of investments in Parent Portfolio Companies in accordance with Parent’s investment objectives, policies, and restrictions in effect as of the date hereof will not be deemed to be a breach of this clause (x)); and (y) Parent shall not, and shall not permit any of its Subsidiaries to:

(a)    amend or otherwise change, in any material respect, the organizational documents of Parent (or such equivalent organizational or governing documents of any of its Subsidiaries);

(b)    except for transactions solely among Parent and its wholly-owned Subsidiaries, split, combine, reclassify, redeem, repurchase or otherwise acquire or amend the terms of any capital stock or other equity interests or rights;

(c)    except for transactions solely among Parent and its wholly-owned Subsidiaries or in connection with the Parent DRIP, issue, sell, pledge, dispose, encumber or grant any (i) shares of its or its Subsidiaries’ capital stock, (ii) options, warrants, convertible securities or other rights of any kind to acquire any shares of its or its Subsidiaries’ capital stock or (iii) appreciation rights, phantom equity or similar rights with respect to, or valued in whole or in part in reference to, Parent or any of its Subsidiaries;

(d)    (i) declare, set aside, authorize, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to Parent’s or any of its Subsidiaries’ capital stock or other equity interests, other than (A) dividends and distributions paid by any wholly-owned Subsidiary of Parent to Parent or any of its wholly-owned Subsidiaries, (B) regular quarterly cash distributions payable by Parent on a quarterly basis consistent with past practices and Parent’s investment objectives and policies as publicly disclosed or (C) the authorization and payment of any dividend or distribution necessary for Parent to maintain its qualification as a RIC or avoid any entity-level Tax, in each case as reasonably determined by Parent; or (ii) purchase, redeem or otherwise acquire share of capital stock or other equity interests of Parent or its Subsidiaries (other than wholly-owned Subsidiaries) or any option, warrants, or rights to acquire any such shares or other equity interests.

(e)    directly or indirectly acquire (including by merger, consolidation or acquisition of stock or assets), except in respect of any merger, consolidation, business combination among Parent and its wholly-owned Subsidiaries, any corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, in each case that are material to Parent and its Subsidiaries, taken as a whole, and except for acquisitions of Parent Portfolio Company investments in accordance with Parent’s investment objectives, policies and restrictions;

(f)    amend, enter into or terminate any Parent Material Contract other than (i) in the ordinary course of business consistent with past practice and (ii) which would not have a Parent Material Adverse Effect;

(g)    make any material change to its methods of accounting, except as required by GAAP (or any interpretation thereof), Regulation S-X of the Exchange Act or a Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization) or as otherwise required by Applicable Law;

(h)    (i) make or change any material Tax election other than in the ordinary course of business, (ii) change any material method of Tax accounting other than in the ordinary course of business, (iii) amend any material Tax Return, or (iv) agree to any extension or waiver of the statute of limitations with respect to a material amount of Tax other than in the ordinary course of business consistent with past practice and the Parent’s investment objectives and policies;

(i)    enter into a new line of business outside of Parent’s investment objective as described in the Parent SEC Documents (provided, that the foregoing shall not apply in any way to any Parent Portfolio Company); or

(j)    enter into any agreement to do any of the foregoing.

Section 6.3    Preparation of the Form N-14 and the Proxy Statement; Company Stockholders’ Meeting.

(a)    As promptly as practicable after the execution of this Agreement (i) the Company shall prepare (with Parent’s reasonable cooperation) the Proxy Statement and, in consultation with Parent, shall set a preliminary record date for the Company Stockholders’ Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith and (ii) Parent shall prepare (with the Company’s reasonable cooperation) and file with the SEC the Form N-14, in which the Proxy Statement will be included, in connection with the registration under the Securities Act of the Parent Common Stock to be issued in the First

Merger. Each of Parent and the Company shall use its reasonable best efforts to have the Form N-14 declared effective under the Securities Act, and the Proxy Statement cleared of all comments from the SEC, as promptly as practicable after such filing (including by responding to comments from the SEC), and, prior to the effective date of the Form N-14, Parent shall take all action reasonably required to be taken under any applicable state securities Laws in connection with the issuance of Parent Common Stock in connection with the First Merger. Each of Parent and the Company shall furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Form N-14 and the Proxy Statement. As promptly as practicable after the Form N-14 shall have become effective the Company shall use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders. No filing of, or amendment or supplement to, the Form N-14 will be made by Parent, and no filing of, or amendment or supplement to, the Proxy Statement will be made by the Company, in each case without providing the other party with a reasonable opportunity to review and comment thereon. If, at any time prior to the Effective Time, any information relating to Parent, the Parent External Adviser, the Company or any of their respective Affiliates, directors or officers, should be discovered by Parent, the Parent External Adviser, or the Company which should be set forth in an amendment or supplement to either the Form N-14 or the Proxy Statement, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of the Company. Each party shall notify the other promptly of the time when the Form N-14 has become effective, of the issuance of any stop order or suspension of the qualification of the Parent Common Stock issuable in connection with the First Merger for offering or sale in any jurisdiction, or of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or the Form N-14 or for additional information and shall supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement, the Form N-14 or the First Merger.

(b)    Subject to the earlier termination of this Agreement in accordance with Article VIII, the Company shall, as soon as practicable following the effectiveness of the Form N-14, duly call, give notice of, convene and hold a meeting of its stockholders (the “Company Stockholders’ Meeting”) solely for the purpose of seeking the Company Stockholder Approval; provided, that the Company may postpone or adjourn to a later date the Company Stockholders’ Meeting (i) with the written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) for the absence of a quorum, (iii) to allow reasonable additional time to solicit additional proxies if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to adopt this Agreement, whether or not a quorum is present, (iv) if required by Applicable Law or (v) to allow reasonable additional time for the filing and dissemination of any supplemental or amended disclosure if, in the good faith judgment of the Company Board (after consultation with outside legal counsel), the failure to do so would be inconsistent with its fiduciary duties under Applicable Law. Notwithstanding the foregoing, the Company shall, at the request of Parent, adjourn the Company Stockholders’ Meeting to a date specified by Parent for the absence of a quorum or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to adopt this Agreement. Subject to Section 6.6, the Company shall, through the Company Board, make the Company Recommendation, and shall include such Company Recommendation in the Proxy Statement. The Company shall use its reasonable best efforts to lawfully solicit from its stockholders proxies in favor of the adoption of this Agreement. Except as expressly permitted in Section 6.6, neither the Company Board nor any committee thereof shall (w) withhold or withdraw, or modify or qualify in a manner adverse to Parent, Acquisition Sub or Acquisition Sub 2, or propose publicly to withhold or withdraw, or modify or qualify in a manner adverse to Parent, Acquisition Sub or Acquisition Sub 2, the Company Recommendation, (x) fail to include the Company Recommendation in the Proxy Statement, (y) approve, determine to be advisable or recommend, or propose publicly to approve, determine to be advisable, or recommend any Competing Proposal or (z) resolve, agree or propose to take any such actions (each such action in (w), (x), (y) and (z) being referred to as a “Company Adverse

Recommendation Change”). Notwithstanding any Company Adverse Recommendation Change, unless this Agreement is terminated in accordance with its terms, the obligations of the parties hereunder shall continue in full force and effect and such obligations shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Competing Proposal (whether or not a Superior Proposal).

Section 6.4    Appropriate Action; Consents; Filings.

(a)    Subject to the terms and conditions of this Agreement (including the limitations set forth in Section 6.6), the parties hereto will use their respective reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions to the First Merger set forth in Article VII to be satisfied, including using reasonable best efforts to accomplish the following: (i) the obtaining of all necessary actions or non-actions, consents and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Merger, and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid a Proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the transactions contemplated hereby, including the First Merger; (ii) the defending of any lawsuits or other legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including the First Merger, performed or consummated by such party in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; and (iii) the execution and delivery of any additional instruments reasonably necessary to consummate the First Merger and any other transactions to be performed or consummated by such party in accordance with the terms of this Agreement and to carry out fully the purposes of this Agreement. Without limiting the generality of the foregoing, each of the parties hereto shall promptly make and not withdraw a filing under the HSR Act, and thereafter make any other applications and filings as reasonably determined by the Company and Parent are required under other applicable United States or foreign competition, antitrust, merger control or investment Laws (“Antitrust Laws”) with respect to the transactions contemplated hereby as promptly as practicable, but in no event later than as required by Law. Parent shall pay all filing fees and other charges for the filings required under any Antitrust Law by the Company and Parent.

(b)    Parent, Acquisition Sub and Acquisition Sub 2 agree to take (and to cause their Affiliates to take) promptly any and all steps necessary to avoid or eliminate each and every impediment and obtain all Consents under any Antitrust Laws that may be required by any foreign or United States federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the parties to consummate the transactions contemplated by this Agreement as promptly as practicable, including committing to or effecting, by consent decree, hold separate orders, trust, or otherwise, the sale or disposition of such assets or businesses as are required to be divested in order to avoid the entry of, or to effect the dissolution of or vacate or lift, any Order, that would otherwise have the effect of preventing or materially delaying the consummation of the transactions contemplated by this Agreement. Further, and for the avoidance of doubt, Parent will take any and all actions necessary in order to ensure that (x) no requirement for any non-action by or consent or approval of the Antitrust Division, the Federal Trade Commission, or other Governmental Authority with respect to any Antitrust Laws, (y) no decree, judgment, injunction, temporary restraining order or any other Order in any Proceeding with respect to any Antitrust Laws, and (z) no other matter relating to any Antitrust Laws would preclude consummation of the First Merger by the Termination Date; provided, however, that notwithstanding anything in this Agreement to the contrary, nothing in this Section 6.4(b) or any other provision of this Agreement shall require any of Parent , Acquisition Sub or Acquisition Sub 2, or any of their respective Affiliates, to agree or otherwise be required to, take any action contemplated by this Section 6.4(b), with respect to any of Parent, Acquisition Sub or Acquisition Sub 2’s respective Affiliates (including Crescent Capital Group or any affiliated investment funds or investment vehicles affiliated with, or managed or advised by, Crescent Capital Group or any portfolio company (as such term is commonly understood in the private equity industry) of Crescent Capital Group or its Affiliates), or any interest therein, other than with respect to the Company and its Subsidiaries.

(c)    In connection with and without limiting the efforts referenced in this Section 6.4, each of the parties hereto will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any investigation or other inquiry from a Governmental Authority or in connection with any Proceeding initiated by a private party, including immediately informing the other party of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, or in connection with any Proceeding initiated by a private party, to any other Person, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority, or in connection with any Proceeding initiated by a private party, between either party and any other Person with respect to this Agreement. In addition, each of the parties hereto will give reasonable notice to and consult with the other in advance of any meeting or conference with any Governmental Authority, or in connection with any Proceeding by a private party, with any other Person, and to the extent permitted by the Governmental Authority or other Person, give the other the opportunity to attend and participate in such meeting or conference.

(d)    Company’s Cooperation with Debt Financing.

(i)    From the date of this Agreement until the earlier of the Closing and the termination of this Agreement, subject to Section 6.1(d)(ii), the Company shall, and shall cause its Subsidiaries and their respective Representatives to, at Parent’s expense, use reasonable best efforts to provide customary cooperation reasonably requested by Parent in connection with obtaining the Debt Financing, including using reasonable best efforts to:

(1)    assist with the preparation of information relating to the Company, its Subsidiaries, the Company JV and their respective businesses reasonably required to be included in any schedules to the definitive financing documentation in respect of the Debt Financing;

(2)    furnish (i) documentation and other information required by regulatory authorities with respect to the Debt Financing under applicable “beneficial ownership”, “know your customer” and anti-money laundering laws, rules and regulations, in each case, at least three (3) Business Days prior to the Closing Date (or such shorter period as may be agreed by Parent) to the extent that such documentation and information has been reasonably requested in writing at least ten (10) Business Days prior to the Closing Date or (ii) such financial and other pertinent information available to the Company regarding the Company as may be reasonably requested by Parent to the extent required to consummate the Debt Financing;

(3)    make available (including by teleconference) appropriate officers and employees, on reasonable advance notice, to participate in a reasonable number of customary meetings at mutually agreeable dates and times;

(4)    deliver customary authorization and representation letters (including regarding the absence of material non-public information); and

(5)    furnish customary information, financial statements and financial data of the type and form customarily included in offering materials for financings similar to the Debt Financing.

(ii)    Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement, including this Section 6.4(d), requires the Company, its Subsidiaries, their respective Affiliates or any Representatives of any of the foregoing to:

(1)    to take any action to the extent that doing so would be commercially unreasonable;

(2)    provide any assistance to the extent it would interfere with or disrupt the ongoing business or operations of the Company, its Subsidiaries and their respective Affiliates or cause any condition to the Closing set forth in Article VII to not be satisfied or to otherwise cause a breach of, or require any waiver or amendment of, this Agreement or require any of them to take any actions that, in the good faith determination of the Company, could reasonably be expected to violate Applicable Law;

(3)    provide or prepare (A) any pro forma financial information, pro forma financial statements or pro forma adjustments related to the Debt Financing or the transactions contemplated hereby, (B) any description of all or any component of the Debt Financing, including any such description to be included in liquidity and capital resources disclosure or any “description of notes”, (C) any projections, risk factors or other forward-looking statements relating to all or any component of the Debt Financing, (D) any subsidiary financial statements or any other information of the type required by Rule 3-09, Rule 3-10 or Rule 3-16 of Regulation S-X, (E) Compensation Disclosure and Analysis and other information required by Item 402(b) of Regulation S-K or (F) any financial or other information that is not readily available, historically prepared, maintained in the ordinary course of business and customarily required for the arrangement of debt financings similar to the Debt Financing, and no financial or other information shall be required to be prepared in compliance with Regulation S-X;

(4)    encumber, or result in the creation or imposition of any Lien on, any of the assets of the Company, its Subsidiaries or any of their respective Affiliates prior to the Closing;

(5)    pay any commitment or other fee, expenses or other costs or make any other payment or incur any liability in connection with the Debt Financing prior to the Closing Date;

(6)    take any action that would (i) result in a breach of, or result in any default under, or result in any right of termination, cancellation or acceleration of any right or obligation of any Person under, or result in a loss of any benefit to the Company, any of its Subsidiaries, or any of their respective Affiliates under, in each case, any provision of any Contract, (ii) result in a violation of Law or result in a violation of organizational documents of the Company, its Subsidiaries or any of their respective Affiliates, (iii) impose any liability on the Company, its Subsidiaries or any of their respective Affiliates, (iv) could, or could reasonably be expected to, jeopardize any attorney-client privilege, (v) result in any of the Company, its Subsidiaries, their respective Affiliates or any of their respective Representatives incurring any personal liability with respect to any matters relating to the Debt Financing;

(7)    authorize, execute or deliver any (i) solvency certificate or (ii) documentation or certificates in connection with the Debt Financing that would be effective prior to the Closing Date or that are not conditioned upon Closing;

(8)    take any action in the capacity as a member of the Company Board (or similar body), or the board of directors of any of its Subsidiaries or any of their respective Affiliates to authorize or approve the Debt Financing;

(9)    provide any information or make any presentations or representations with respect to capital structure, the incurrence of the Debt Financing, any pro forma information relating thereto or the manner in which Parent intends to operate, or cause to be operated, the Company and its Subsidiaries after the Closing; or

(10)    provide any legal opinion.

(iii)    Parent will, promptly upon request by the Company, reimburse the Company for all out-of-pocket costs and expenses incurred by the Company, its Subsidiaries and their respective Affiliates, and their respective Representatives, in connection with their respective obligations pursuant to this Section 6.4(d). Parent acknowledges and agrees that none of the Company, its Subsidiaries, any of their respective Affiliates or any Representatives of any of the foregoing shall, prior to the Closing, incur any liability to any Person under any Debt Financing and that Parent will indemnify and hold harmless the Company, its Subsidiaries and their respective Affiliates, and their respective Representatives, from and against any and all losses, damages, liabilities, claims, costs, expenses, judgments, penalties and fines suffered or incurred by any of them arising in whole or in part in connection with such cooperation, the Debt Financing and any information utilized in connection therewith, other than incurred as a result of such parties’ gross negligence, willful misconduct or intentional fraud. The obligations of Parent in this Section 6.4(d) shall survive the termination of this Agreement.

(iv)    Notwithstanding anything to the contrary in this Agreement, (A) it is understood and agreed that (1) the condition precedent set forth in Section 7.2(b) as applied to the Company’s obligations under this Section 6.4(d) shall be deemed to be satisfied and (2) the Company shall be entitled to exercise each of the termination rights applicable to it in Article VIII (subject to the terms and conditions thereof), in each case, notwithstanding any breach of this Section 6.4(d) by the Company, unless the Company’s material and Intentional Breach of this Section 6.4(d) is the direct cause for the failure of obtaining the Debt Financing, and (B) Parent acknowledges and agrees that obtaining the Debt Financing is not a condition to Closing.

(v)    All information regarding the Company, its Subsidiaries or any of their respective Affiliates made available to Parent pursuant to this Section 6.4(d) shall be kept confidential by Parent in accordance with the Confidentiality Agreement, and the Company agrees that Parent may disclose information to financing sources in accordance with the terms of the Confidentiality Agreement.

Section 6.5    Access to Information; Confidentiality.

(a)    Upon reasonable notice, the Company shall (and shall cause each of its Subsidiaries and the Company JV to) afford reasonable access to Parent’s and Parent External Adviser’s Representatives, in a manner not disruptive to the operations of the business of the Company and its Subsidiaries and the Company JV, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of this Agreement), to the personnel, agents, properties, books and records of the Company and its Subsidiaries and the Company JV and, during such period, shall (and shall cause each of its Subsidiaries and the Company JV to) furnish promptly to such Representatives all information concerning the business, properties and personnel of the Company and its Subsidiaries and the Company JV as may reasonably be requested; provided, however, that nothing herein shall require the Company, any of its Subsidiaries or the Company JV to disclose any information to Parent, Parent External Adviser, Acquisition Sub or Acquisition Sub 2 if such disclosure would, in the reasonable judgment of the Company, (i) cause significant competitive harm to the Company or its Subsidiaries if the transactions contemplated hereby are not consummated, (ii) violate Applicable Law, including COVID-19 Measures (provided, that the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to provide such access as can be provided in a manner without violating such COVID-19 Measures or other Applicable Law) or the provisions of any Contract to which the Company or any of its Subsidiaries is a party or (iii) jeopardize any attorney-client, attorney work product or any other legal privilege. No investigation or access permitted pursuant to this Section 6.5(a) shall affect or be deemed to modify any representation or warranty made by the Company hereunder. Parent and the Parent External Adviser agree that it and they will not, and will cause its and their Representatives not to, use any information obtained pursuant to this Section 6.5(a) for any competitive or other purpose unrelated to the consummation of the transactions contemplated hereby. The Confidentiality Agreement shall apply mutatis mutandis with respect to information furnished by the Company, the Company External Adviser, its Subsidiaries and the Company’s officers, employees and other Representatives hereunder.

(b)    Upon reasonable notice, Parent shall (and shall cause each of its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) to) afford reasonable access to the Company’s Representatives, in a manner not disruptive to the operations of the business of Parent and its Subsidiaries, during normal business hours and upon reasonable notice throughout the period prior to the Effective Time (or until the earlier termination of this Agreement), to the personnel, agents, properties, books and records of Parent and its Subsidiaries and, during such period, shall (and shall cause each of its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) to) furnish promptly to such Representatives all information concerning the business, properties and personnel of Parent and its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) as may reasonably be requested; provided, however, that nothing herein shall require Parent or any of its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) to disclose any information to the Company if such disclosure would, in the reasonable judgment of Parent, (i) cause significant competitive harm to Parent or its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) if the transactions contemplated hereby are not consummated, (ii) violate Applicable Law, including COVID-19 Measures (provided, that Parent shall, and shall cause its

Subsidiaries to, use reasonable best efforts to provide such access as can be provided in a manner without violating such COVID-19 Measures or other Applicable Law) or the provisions of any Contract to which Parent or any of its Subsidiaries (including Acquisition Sub and Acquisition Sub 2) is a party or (iii) jeopardize any attorney-client, attorney work product or any other legal privilege. No investigation or access permitted pursuant to this Section 6.5(b) shall affect or be deemed to modify any representation or warranty made by Parent, Acquisition Sub or Acquisition Sub 2 hereunder. The Company agrees that it will not, and will cause its Representatives not to, use any information obtained pursuant to this Section 6.5(b) for any competitive or other purpose unrelated to the consummation of the transactions contemplated hereby. The Confidentiality Agreement shall apply mutatis mutandis with respect to information furnished by Parent, the Parent External Adviser, Parent’s Subsidiaries, Acquisition Sub, Acquisition Sub 2 and Parent’s officers, employees and other Representatives hereunder.

Section 6.6    No Solicitation.

(a)    Subject to Section 6.6(c), the Company shall, and shall cause its Subsidiaries, the Company JV and its and their Representatives to, (i) immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Competing Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to a Competing Proposal (an “Inquiry”) and immediately terminate all physical and electronic data room access previously granted to any such Third Party and (ii) not terminate, waive, amend, release or modify any provision of any confidentiality or “standstill” agreement to which it or any of its Affiliates or Representatives is a party with respect to any Competing Proposal or Inquiry.

(b)    Except as expressly provided in Section 6.6(c), until the Effective Time or, if earlier, the termination of this Agreement in accordance with its terms, the Company shall not, and shall cause its Subsidiaries and the Company JV and its and their Representatives not to, directly or indirectly, (i) initiate, solicit, endorse, facilitate or knowingly encourage the making of any Competing Proposal or Inquiry, (ii) continue or engage in negotiations or discussions with (it being understood that the Company may inform Persons of the provisions contained in this Section 6.6), or knowingly furnish any non-public information to, or enter into any agreement, arrangement or understanding with, any Third Party relating to a Competing Proposal or any Inquiry or (iii) resolve, agree or publicly propose to do any of the foregoing.

(c)    Notwithstanding anything to the contrary in Section 6.6(a) or Section 6.6(b), at any time prior to the date that the Company Stockholder Approval is obtained, in the event that the Company (or its Representatives on the Company’s behalf) receives directly or indirectly a written Inquiry or a written Competing Proposal from any Third Party that (i) the Company Board determines in good faith to be bona fide, (ii) was unsolicited and (iii) did not otherwise result from a breach of this Section 6.6(c), the Company and the Company Board and its Representatives may engage or participate in negotiations or discussions with, or furnish any information and other access to, any Third Party making such Inquiry or Competing Proposal and its Representatives and Affiliates and prospective debt and equity financing sources that have been specifically engaged for the purpose of financing such Competing Proposal if the Company Board determines in good faith (after consultation with its financial advisors and outside legal counsel) that (A) such Inquiry or Competing Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and (B) the failure to take such action could reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under the DGCL; provided that (x) prior to furnishing any non-public information concerning the Company and its Subsidiaries and the Company JV, the Company receives from such Person, to the extent such Person is not already subject to a confidentiality agreement with the Company, a confidentiality agreement containing confidentiality terms that are not less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (unless the Company and Parent agree to amend the Confidentiality Agreement to reflect such more favorable terms) (an “Acceptable Confidentiality Agreement”), and (y) the Company shall promptly (and in any event within 24 hours) provide or make available to Parent (I) an unredacted copy of each such Acceptable Confidentiality Agreement and (II) all non-public information concerning it or its Subsidiaries or the Company JV that it provides to any Third Party given such access that was not previously made available to Parent or its Representatives. It is understood and agreed that any contacts, disclosures, discussions or negotiations expressly permitted under this Section 6.6(c), including any public announcement that the Company or the Company Board has made any determination required under this Section 6.6(c) to take or engage in any such actions (provided that the Company Board expressly publicly reaffirms the Company Recommendation concurrently with such public disclosure), shall not constitute a basis for Parent to terminate this Agreement pursuant to Section 8.1(d)(ii).

(d)    Neither the Company nor the Company Board nor any committee thereof shall effect a Company Adverse Recommendation Change and, except as expressly provided in this Section 6.6(d), neither the Company Board nor any committee thereof shall approve or recommend, and the Company shall not (and shall cause each of its Subsidiaries and the Company JV not to) execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract or agreement, in each case constituting or with respect to, any Competing Proposal or Inquiry (each, an “Alternative Acquisition Agreement”), in each case other than an Acceptable Confidentiality Agreement, and neither the Company Board nor any committee thereof shall resolve, agree or publicly propose to take any such actions. Notwithstanding the immediately preceding sentence, at any time prior to the receipt of the Company Stockholder Approval, the Company Board may (x) effect a Company Adverse Recommendation Change if, upon the occurrence of an Intervening Event, the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the Company directors’ duties under Applicable Law or (y) if the Company has received a Competing Proposal after the date of this Agreement that (i) the Company Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, constitutes a Superior Proposal, authorize, adopt or approve such Superior Proposal and cause or permit the Company to enter into a binding definitive agreement providing for the consummation of such Superior Proposal concurrently with the termination of this Agreement in accordance with Section 8.1(c)(ii), and, provided that:

(i)    the Company shall have provided prior written notice to Parent, at least five (5) Business Days in advance, that it intends to effect a Company Adverse Recommendation Change (a “Notice of Adverse Recommendation”) and/or terminate this Agreement pursuant to Section 8.1(c)(ii) in order to enter into a binding definitive agreement providing for the consummation of a Superior Proposal (a “Notice of Superior Proposal”), which notice shall specify in reasonable detail the basis for such Company Adverse Recommendation Change and/or termination and, in the case of a Superior Proposal, the identity of the Person or group of Persons making such Superior Proposal and the terms and conditions thereof and include a copy of a substantially complete negotiated definitive agreement (which need not include signatures and may contain brackets of the type that are completed in or removed from a definitive agreement of that nature prior to the execution thereof) providing for the consummation of such Superior Proposal and any material ancillary agreements (which need not include signatures and may contain brackets of the type that are completed in or removed from a definitive agreement of that nature just prior to the execution thereof) being executed or to be executed in connection therewith (provided, that any amendment to the financial terms or any other material terms of such Superior Proposal shall require a new written notice by the Company and a new three (3) Business Day period (unless such three (3) Business Day period would be shorter than the amount of time remaining in such original five (5) Business Day period, in which case such original five (5) Business Day period shall remain in effect));

(ii)    after providing such notice and prior to effecting such Company Adverse Recommendation Change and/or terminating this Agreement pursuant to Section 8.1(c)(ii), the Company shall have negotiated, and shall have caused its Representatives to negotiate, with Parent, Acquisition Sub and Acquisition Sub 2 and their respective Representatives in good faith (to the extent Parent, Acquisition Sub and Acquisition Sub 2 desire to negotiate) during such five (5) or three (3) Business Day period (as applicable) to make such irrevocable adjustments to the terms and conditions of this Agreement that the Company Board determines, in good faith after consultation with its counsel and, as to financial matters, its financial advisors, would obviate the need for the Company to effect the Company Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 8.1(c)(ii); and

(iii)    following the end of such five (5) or three (3) Business Day period (as applicable), the Company Board shall have determined in good faith, after consultation with its financial advisors and outside legal counsel, taking into account any changes to this Agreement proposed in writing by Parent in response to the Notice of Adverse Recommendation and/or Notice of Superior Proposal, that (A) the Superior Proposal giving rise to the Notice of Superior Proposal continues to be a Superior Proposal or (B) in the case of an Intervening Event, the failure of the Company Board to effect a Company Adverse Recommendation Change would continue to be reasonably expected to be inconsistent with the Company’s directors duties under Applicable Law.

(e)    Nothing contained in this Section 6.6 shall be deemed to prohibit the Company or the Company Board or any committee thereof from (i) complying with its disclosure obligations under Applicable Law or applicable NASDAQ rules and regulations, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act or (ii) making any “stop-look-and-listen” communication to stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act; provided, however, that any disclosure made as permitted under clause (i) of this Section 6.6(e) (other than any “stop-look-and-listen” communication or a factually accurate public statement by the Company that describes the Company’s receipt of a Competing Proposal and the operation of this Agreement with respect thereto) that relates to a Competing Proposal shall be deemed to be a Company Adverse Recommendation Change unless the Company Board expressly publicly reaffirms the Company Recommendation in such disclosure.

(f)    The Company shall promptly (and in any event within 48 hours of receipt) advise Parent in writing in the event that it or any of its Subsidiaries or the Company JV or any of its or their Representatives receives any Inquiry or Competing Proposal from any Third Party, in each case together with a description of the material terms and conditions of and facts surrounding any such Inquiry or Competing Proposal, the identity of the Third Party making such Inquiry or Competing Proposal and a copy of any written proposal, offer, draft agreement, term sheet or other analogous agreement provided by such Third Party. The Company shall keep Parent reasonably informed (orally and in writing) on a timely basis of the status and details (including within 48 hours after the occurrence of any amendment, modification, development, discussion or negotiation) of any such Inquiry or Competing Proposal, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting any of the foregoing, the Company shall promptly (and in any event within 48 hours) notify Parent in writing if it determines to begin providing information or to engage in discussions or negotiations concerning an Inquiry or Competing Proposal and shall in no event begin providing such information or engaging in such discussions or negotiations prior to providing such notice.

(g)    For purposes of this Agreement:

(i)    “Competing Proposal” shall mean any inquiry, proposal, discussions, negotiations or offer from any Third Party (A) with respect to a merger, reorganization, consolidation, tender offer, self-tender, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or other transaction involving the Company or any of its Subsidiaries or the Company JV, or (B) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (1) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any mortgage or pledge in connection with a bona fide debt financing transaction entered into in the ordinary course of business consistent with past practice) that constitute or represent, or would constitute or represent if such transaction is consummated, twenty percent (20%) or more of the total assets (based on fair market value) of the Company and its Subsidiaries, taken as a whole, as of the date of such inquiry or proposal, or that generated twenty percent (20%) or more of net revenue or net income of the Company and its Subsidiaries, taken as a whole, for the 12-month period ending on the last day of the Company’s then most recently completed fiscal quarter, or (2) twenty percent (20%) or more of the outstanding shares of any class of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or any resulting parent company of the Company, in each case other than the Mergers.

(ii)    “Superior Proposal” shall mean a bona fide, unsolicited, written and binding Competing Proposal that is fully financed or has fully committed financing (with all percentages in the definition of Competing Proposal increased to fifty percent (50%)) made by a Third Party on terms that the Company Board determines in good faith, after consultation with its financial and outside legal advisors, and considering all legal, financial, regulatory and other material aspects of, and the identity of the Third Party making, the Competing Proposal and such factors as the Company Board considers in good faith to be appropriate, (A) is more favorable to stockholders of the Company from a financial point of view than the transactions contemplated by this Agreement (including any revisions to the terms and conditions of this Agreement proposed by Parent to the Company in writing in response to such Competing Proposal under the provisions of Section 6.6(d)(i)) and (B) is reasonably likely of being completed on the terms proposed on a timely basis.

(h)    The Company agrees that any violation of the restrictions set forth in this Section 6.6 by any of the Company’s Subsidiaries or the Company JV or any of its or their respective authorized Representatives shall be deemed to be a breach of this Agreement by the Company.

Section 6.7    Directors’ and Officers’ Indemnification and Insurance.

(a)    Parent, Acquisition Sub and Acquisition Sub 2 agree that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matters arising in connection with the transactions contemplated hereby), now existing in favor of the current or former directors, officers, managers, or employees, as the case may be, of the Company, its Subsidiaries or the Company External Adviser (to the extent related to the management of the Company) (collectively, the “D&O Indemnified Parties”), as provided in their respective organizational documents as in effect on the date of this Agreement or in any Contract disclosed or made available to Parent prior to the date hereof shall survive the Mergers and shall continue in full force and effect in accordance with their terms. Parent shall indemnify, defend and hold harmless, and advance expenses to the D&O Indemnified Parties with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time (including any matters arising in connection with this Agreement or the transactions contemplated hereby), to the fullest extent permitted by Applicable Law as required by the organizational documents of the Company or its Subsidiaries as in effect on the date of this Agreement; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made within such period shall continue until the disposition of such action or resolution of such claim. For a period of six years following the Effective Time, Parent shall cause the Surviving Corporation’s (and any of its successors’) certificate of incorporation, bylaws or other organizational documents to contain provisions with respect to indemnification, advancement of expenses and limitation of director, officer and employee liability with respect to the D&O Indemnified Parties and the period prior to the Effective Time that are no less favorable to the D&O Indemnified Parties than those set forth in the Company’s and its Subsidiaries’ organizational documents as of the date of this Agreement, which provisions thereafter shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of the D&O Indemnified Parties.

(b)    Without limiting the provisions of Section 6.7(a), to the fullest extent permitted by Applicable Law or otherwise required by the organizational documents of the Company or its Subsidiaries as in effect on the date hereof, Parent shall: (i) indemnify and hold harmless each D&O Indemnified Party against and from any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, Proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, Proceeding or investigation arises out of or pertains to: (A) any alleged action or omission in such D&O Indemnified Party’s capacity as a director, officer or employee of the Company, its investment adviser or any of its Subsidiaries prior to the Effective Time; or (B) this Agreement or the transactions contemplated hereby; and (ii) pay in advance of the final disposition of any such claim, Proceeding or investigation the expenses (including attorneys’ fees) of any D&O Indemnified Party upon receipt of an undertaking by or on behalf of such D&O Indemnified Party to repay such amount if it shall ultimately be determined by a final and non-appealable judgment of a court of competent jurisdiction that such D&O Indemnified Party is not entitled to be indemnified under Applicable Law. Notwithstanding anything to the contrary contained in this Section 6.7(b) or elsewhere in this Agreement, Parent shall not settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, Proceeding or investigation, unless either (x) such settlement, compromise, consent or termination includes an unconditional release of all of the D&O Indemnified Parties covered by the claim, Proceeding or investigation from all liability arising out of such claim, Proceeding or investigation or (y) the D&O Indemnified Parties covered by the claim, Proceeding or investigation consent to such settlement, compromise, consent or termination.

(c)    Parent shall purchase and maintain in full force and effect as of the Closing, a six (6) year “tail” policy, on terms and conditions no less advantageous to the D&O Indemnified Parties than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by the Company and the Company’s Subsidiaries as of the date of this Agreement, covering claims arising from facts, events, acts or omissions that occurred at or prior to the Effective Time, including the transactions contemplated hereby (provided that Parent shall not be required to pay a total premium for such “tail” policy in excess of three hundred percent (300%) of the annual premium currently paid by the Company for such insurance, but in such case shall purchase as much of such coverage as possible for such amount). Parent shall not, and shall not permit its Subsidiaries to, take any action that would reasonably be expected to prejudice the rights of, or otherwise reasonably be expected to impede recovery by, the beneficiaries of any such insurance, whether in respect of claims arising before or after the Effective Time.

(d)    The D&O Indemnified Parties to whom this Section 6.7 applies shall be third-party beneficiaries of this Section 6.7. The provisions of this Section 6.7 are intended to be for the benefit of each D&O Indemnified Party and his or her successors, heirs or representatives. Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any D&O Indemnified Party in enforcing its indemnity and other rights under this Section 6.7. Notwithstanding any other provision of this Agreement, this Section 6.7 shall survive the consummation of the Mergers indefinitely and shall be binding on all successors and assigns of Parent and the Surviving Corporation, and shall be enforceable by the D&O Indemnified Parties and their successors, heirs or representatives.

Section 6.8    Notification of Certain Matters. Subject to Applicable Law, the Company shall give prompt written notice to Parent, and Parent shall give prompt written notice to the Company, of (a) any notice or other communication received by such party from any Governmental Authority in connection with this Agreement, the Mergers or the transactions contemplated hereby, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the Company, the Surviving Corporation or Parent (b) any claims, investigations or Proceedings commenced or, to such party’s Knowledge, threatened in writing against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to this Agreement, the Mergers or the transactions contemplated hereby and (c) any fact, circumstance or development of which the Company or Parent (as applicable) becomes aware that will or is reasonably likely to result in any of the conditions set forth in Article VII becoming incapable of being satisfied by the Termination Date.

Section 6.9    Public Announcements. Except as otherwise contemplated by Section 6.6 (and, for the avoidance of doubt, nothing herein shall limit the rights of the Company or the Company Board under Section 6.6), prior to any Company Adverse Recommendation Change, the Company, Parent, Acquisition Sub and Acquisition Sub 2 shall consult with each other before issuing any press release or public announcement with respect to this Agreement or the transactions contemplated hereby, and none of the parties or their Affiliates shall issue any such press release or public announcement prior to obtaining the other parties’ written consent (which consent may be delivered via electronic mail, but shall not be unreasonably withheld or delayed), except that no such consent shall be necessary to the extent disclosure may be required by Law, Order or applicable stock exchange rule or any listing agreement of any party hereto so long as the disclosing party gives notice to and consults with the other party prior to making such disclosure to the extent practicable. The Company may communicate to its employees, Company Portfolio Companies, customers, suppliers and consultants in a manner consistent with prior communications of the Company or that is consistent with a communications plan previously agreed to by Parent and the Company in which case such communications may be made consistent with such plan.

Section 6.10    Acquisition Sub and Acquisition Sub 2. Parent will take all actions necessary to (a) cause Acquisition Sub and Acquisition Sub 2 to perform its obligations under this Agreement and to consummate the First Merger and Second Merger, as applicable, on the terms and conditions set forth in this Agreement and (b) ensure that, prior to the Effective Time, neither Acquisition Sub or Acquisition Sub 2 shall conduct any business, or incur or guarantee any indebtedness or make any investments, other than as specifically contemplated by this Agreement.

Section 6.11    No Control of the Other Party’s Business.

(a)    Nothing contained in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the operations of the Company or its Subsidiaries or the Company JV prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.

(b)    Nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct the operations of Parent or its Subsidiaries prior to the Effective Time. Prior to the Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.

Section 6.12    Rule 16b-3 Matters. Prior to the Effective Time, Parent and the Company shall take all such steps as may be required to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions of Parent Common Stock (including derivative securities with respect to Parent Common Stock) resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule  16b-3 under the Exchange Act, to the extent permitted by Applicable Law.

Section 6.13     Repayment of Existing Credit Facility. At least five (5) Business Days prior to the Closing Date (or such shorter period as may be agreed by Parent), the Company shall deliver to Parent a draft copy of a customary payoff letter (subject to delivery of funds as arranged by Parent) from the “Administrative Agent” (as defined in the Existing Credit Facility) under the Existing Credit Facility, which shall set forth the aggregate amounts required to satisfy in full all amounts due under the Existing Credit Facility (such amounts, collectively, the “Payoff Amount”)and to terminate all other obligations in respect thereto (other than obligations that survive termination of the Existing Credit Facility under the definitive documentation governing the Existing Credit Facility) (the “Payoff Letter”), and, on or prior to the Closing Date, the Company shall deliver to Parent an executed copy of the Payoff Letter to be effective upon the Closing. The Company shall, and shall cause its Subsidiaries to, deliver all the documents required for the termination of commitments under the Existing Credit Facility, subject to the occurrence of the Closing and the repayment in full of all obligations then outstanding thereunder (using funds arranged by Parent).

Section 6.14    Assumption of Existing Notes. Effective as of the Closing, Parent shall, and shall cause the Surviving Corporation to, take all such steps as may be necessary to expressly assume, by an indenture supplemental to the Existing Notes Indenture, executed and delivered to the trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all Existing Notes and the performance of every covenant of the Existing Notes Indenture on the part of the Company to be performed or observed.

Section 6.15    Certain Tax Matters.

(a)    For United States federal income Tax purposes, (i) the parties intend that the Mergers, taken together, constitute an integrated plan of the type contemplated in IRS Revenue Ruling 2001-46 and will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”) and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Section 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g) and 1.368-3(a), to which the Company, Parent and Acquisition Sub are parties under Section 368(b) of the Code, and (iii) the parties intend that the Parent External Adviser Aggregate Cash Consideration shall be treated as the receipt of cash consideration in connection with the Mergers and in exchange for Company Common Stock.

(b)    Each of the Company, Parent, Acquisition Sub and Acquisition Sub 2 shall use its reasonable best efforts to cause the Mergers to qualify for the Intended Tax Treatment, including by not taking any action that such party knows is reasonably likely to prevent such qualification. Each of the Company, Parent, Acquisition Sub and Acquisition Sub 2 shall report the Mergers and the other transactions contemplated hereby in a manner consistent with the Intended Tax Treatment.

(c)    Each of the Company and Parent shall use its reasonable best efforts to obtain the Tax opinion described in Section 7.3(e), including making representations and covenants requested by Tax counsel in order to render such Tax opinion. Prior to the Effective Time (or at such other times as requested by counsel), each of Parent and the Company shall execute and deliver to Tax counsel, tax representation letters reasonably requested by Tax counsel to enable the issuance of the Tax opinion described in Section 7.3(e). Each of the Company, Parent, the Parent External Adviser, Acquisition Sub and Acquisition Sub 2 shall use its reasonable best efforts not to take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which inaction would cause to be untrue) any of the representations and covenants made to Tax counsel in furtherance of such Tax opinion.

(d)    During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) Parent shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of Company take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause Parent to fail to qualify as a RIC, and (ii) the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, without the prior written consent of Parent, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause the Company to fail to qualify as a RIC.

Section 6.16    Stock Exchange Listing. Parent shall use its reasonable best efforts to cause the shares of Parent Common Stock to be issued in connection with the First Merger to be listed on NASDAQ, subject to official notice of issuance, at or prior to the Effective Time.

Section 6.17    Takeover Statutes and Provisions. None of the Company, Parent, Acquisition Sub or Acquisition Sub 2 will take any action that would cause the First Merger and related transactions to be subject to requirements imposed by any Takeover Statutes. Each of the Company and Parent shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the First Merger from, or if necessary to challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

Section 6.18    Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by the Company’s stockholders or Parent’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the transactions contemplated hereby. Each of Parent and the

Company (a) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (b) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Section 6.19    Coordination of Dividends. Parent and Company shall coordinate with each other in designating the record and payment dates for any dividends or distributions to its stockholders, including a Tax Dividend, declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur. In the event that a dividend or distribution with respect to the shares of Company Common Stock permitted under the terms of this Agreement has (i) a record date prior to the Effective Time and (ii) has not been paid as of the Effective Time, the holders of shares of Company Common Stock shall be entitled to receive such dividend or distribution after the Effective Time on the appropriate payment date and, in connection therewith, the Company shall deposit such dividend or distribution with the Exchange Agent to be paid to such holders in accordance with Section 2.2 in the same manner as the Cash Consideration. Prior to the Closing Date, if the aggregate amount of all (a) dividends paid by the Company on or prior to the date of this Agreement plus (b) all Quarterly Dividends after the date of this Agreement is less than the amount that should be paid as a dividend to distribute to the Company’s stockholders the amounts set forth in (i) through (iv) of the definition of “Tax Dividend” or otherwise necessary for the Company to maintain its qualification as a RIC as reasonably determined by the Company, the Company shall declare a Tax Dividend. For all federal income tax purposes, to the fullest extent permitted by Applicable Law, Parent and the Company shall treat the payments of any Tax Dividend by the Exchange Agent, as agent on behalf of the Company, pursuant to Section 2.2 as a payment of a dividend considered to have been paid by the Company in the Company’s last federal income tax year pursuant to Section 855 of the Code. The amount of any Tax Dividend declared by the Company shall reduce the Parent Cash Consideration by an amount equal to the per share amount of such Tax Dividend; provided, that if the aggregate amount of all such Tax Dividends declared on or after the date hereof exceeds the amount of the Parent Aggregate Cash Consideration, Parent and the Company shall negotiate in good faith to adjust the Exchange Ratio to account for such Tax Dividends.

Section 6.20    Debt Financing.

(a)     Parent shall, and shall cause its Subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the Debt Financing on the terms (including any “market flex” provisions) and subject only to the conditions set forth in the Debt Commitment Letter as promptly as practicable, including to (i) maintain in effect and comply with the Debt Commitment Letter and the definitive agreements relating to the Debt Financing that are under control of Parent or any of its Subsidiaries, (ii) negotiate and enter into definitive agreements relating to the Debt Financing on the terms (including any “market flex” provisions) and subject only to the conditions contained in the Debt Commitment Letter, so that such agreements are in effect as promptly as practicable but in any event no later than the Closing Date, (iii) ensure the accuracy of all representations and warranties of Parent, Acquisition Sub and their respective Subsidiaries set forth in the Debt Commitment Letter and definitive agreements relating to the Debt Financing, (iv) comply with the covenants and agreements of Parent, Acquisition Sub and their respective Subsidiaries set forth in the Debt Commitment Letter and the definitive agreements relating to the Debt Financing that are under control of Parent or any of its Subsidiaries, (v) satisfy or obtain a waiver of, and cause Acquisition Sub and its other Subsidiaries to satisfy or obtain a waiver of, on a timely basis all terms and conditions set forth in the Debt Commitment Letter and the definitive agreements relating to the Debt Financing applicable to Parent, Acquisition Sub and their respective Subsidiaries, (vi) upon satisfaction or waiver of such conditions and the other conditions set forth in Section 7.1 and Section 7.2 (other than those conditions that by their nature cannot be satisfied until the Closing) consummate the Debt Financing, and to cause the lenders and the other Persons providing the Debt Financing to provide the Debt Financing, in each case, at or prior to the Closing (and in any event prior to the Termination Date), (vii) pay, or cause to be paid, any and all commitment fees or other fees required by the Debt Commitment Letter or fee letters to be paid on or before the Closing and (viii) enforce its rights under the Debt Commitment Letter and the definitive agreements relating to the Debt Financing. Parent will provide to the Company copies of all documents relating to the Debt

Financing and keep the Company informed of material developments in respect of the financing process relating thereto on a current basis, including providing the Company with prompt written notice (and, in any event, within twenty-four (24) hours) after the occurrence of any of the following: (i) of any termination of (A) the Debt Commitment Letter, or (B) any definitive agreement relating to all or any portion of the Debt Financing, (ii) any actual or threatened material breach, default, termination or repudiation (or, to the Knowledge of Parent, any event or circumstance that, with or without notice, lapse of time or both, could result in any such breach, default, termination or repudiation) of any provision of the Debt Commitment Letter or any definitive agreement relating to all or any portion of the Debt Financing by any party thereto or any event or circumstance that makes a condition precedent to the Debt Financing unable or unlikely to be satisfied, in each case, of which Parent becomes aware or any termination of the Debt Commitment Letter or any definitive agreement relating to all of any portion of the Debt Financing, (iii) if at any time for any reason Parent believes in good faith that it will not be able to obtain all or any portion of the Debt Financing on the terms and conditions, in the manner or from the sources contemplated by the Debt Commitment Letter or (iv) the receipt by any of Parent or any of its Affiliates or any of their respective Representatives of any written notice or communication from any Person with respect to any material breach, default, termination or repudiation by any party to the Debt Commitment Letter or any definitive agreement relating to all or any portion of the Debt Financing or any provision of the financing contemplated pursuant to the Debt Commitment Letter or any such definitive agreement (including any proposal by any lender to withdraw, terminate or reduce the amount of financing contemplated by the Debt Commitment Letter, materially delay the timing of financing contemplated by the Debt Commitment Letter or fund under terms that are materially different from those set forth in Debt Commitment Letter). Parent will not, and will not permit any of its Affiliates to, without the prior written consent of the Company, take any action or enter into any transaction that could reasonably be expected to impair, delay or prevent consummation of all or any portion of the Debt Financing.

(b)    Prior to the Closing, Parent will not agree to, or permit, any amendment, modification, joinder, assignment, termination or waiver of the Debt Commitment Letter or the definitive agreements with respect to the Debt Financing , or enter into any side letters or other Contracts or arrangements under or in respect of the Debt Financing, in each case, without the prior written consent of the Company if such amendment, modification, joinder, termination, waiver, side letter, Contract or arrangement (i) imposes additional or new conditions precedent to the availability of the Debt Financing or amends, modifies, expands or otherwise changes any of the conditions to the funding of the Debt Financing, delays or prevents the funding of any portion of the Debt Financing on the Closing Date, (ii) adversely impacts the ability of Parent to enforce its rights against the other parties to the Debt Commitment Letter or the definitive agreements with respect thereto or to consummate the transactions contemplated by this Agreement, (iii) makes it less likely that the Debt Financing would be funded on the Closing Date or makes the satisfaction of the of the conditions to obtaining the Debt Financing less likely to occur, (iv) reduces the aggregate cash amount of the funding commitment thereunder below an amount required to pay the Required Amount or (v) results in the early termination of the Debt Commitment Letter. Parent shall promptly deliver to the Company copies of any amendment, modification, joinder, assignment, supplement or waiver to or under any Debt Commitment Letter entered into in accordance with this Section 6.20(b) and the definitive agreements relating to the Debt Financing.

(c)    In the event all or any portion of the debt financing contemplated in the Debt Commitment Letter becomes or would reasonably be expected to become unavailable on the terms and conditions (including any “market flex” provisions) contemplated in the Debt Commitment Letter, the Parent shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable to arrange to obtain alternative debt financing from the same or alternative sources in an amount sufficient, when taken together with the available funds of the Parent, to consummate the transactions contemplated by this Agreement (“Replacement Financing”) on terms and conditions that are not materially less favorable to the Parent than the terms and conditions set forth in the Debt Commitment Letter as in effect the date hereof (taken as a whole, including any “market flex” provisions) (it being agreed that any such Replacement Financing shall comply with the requirements set forth in clauses (i) through (iv) of Section 6.20(b), mutatis mutandis) as promptly as practicable following the occurrence of such event. In the event such Replacement Financing is obtained, any reference in this Agreement to the “Debt Commitment Letter” will be deemed to include the Debt Commitment Letter to the extent not superseded by the new debt commitment letter evidencing such Replacement Financing at the applicable time and any such new debt commitment letter to the extent then in effect, and any reference in this Agreement to Debt Financing means the debt financing contemplated by the Debt Commitment Letter as modified pursuant to the foregoing. Copies of the commitment letter and fee letter (with redactions related to fees, price caps, securities demand and other economic and any “market flex” provisions; provided that such redacted terms would not adversely affect the conditionality, availability or termination of the Debt Financing contemplated by such commitment letter or reduce the amount of the Debt Financing available to less than the amount required with respect to the Debt Financing to consummate the transactions contemplated hereby) for the Replacement Financing shall be promptly provided to the Company.

Section 6.21    Share Repurchase Plan and Trading Plans. As soon as reasonably practicable following the execution of this Agreement, the Company will take all necessary corporate action to suspend its share repurchase and any other trading plan adopted in accordance with Rule 10b5-1 under the Exchange Act, subject to applicable notice provisions under such plans.

Section 6.22    Asset Coverage Requirement. The Company agrees to use its commercially reasonable efforts to maintain “asset coverage” within the meaning of Section 18(h) of the Investment Company Act of at least 150% during the Interim Period.

ARTICLE VII

CONDITIONS TO THE MERGERS

Section 7.1    Conditions to the Obligations of Each Party. The respective obligations of each party to consummate the First Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company and Parent at or prior to the Effective Time of the following conditions:

(a)    the Company shall have obtained the Company Stockholder Approval;

(b)    the issuance of Parent Common Stock in connection with the First Merger shall have been approved for listing on NASDAQ, subject to official notice of issuance;

(c)    the Form N-14 shall have become effective under the Securities Act and shall not be the subject of any stop order or Proceedings seeking a stop order;

(d)    any applicable waiting period (and any extension or related voluntary commitments thereof) under the HSR Act relating to the consummation of the First Merger shall have expired or early termination thereof shall have been granted; and

(e)    no Governmental Authority of competent jurisdiction shall have issued or entered any Law or Order which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the First Merger.

Section 7.2    Conditions to Obligations of Parent and Acquisition Sub to Effect the First Merger. The obligations of Parent and Acquisition Sub to effect the First Merger are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent at or prior to the Effective Time of the following additional conditions:

(a)     each of the representations and warranties of the Company contained in (i) Section 3.1, Section 3.2(a), Section 3.2(b), Section 3.2(c), Section 3.3(a), Section 3.3(b), Section 3.3(c) (but only clause

(i) thereof), Section 3.19 and Section 3.20 (collectively, the “Company Fundamental Representations”) shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except, in the case of this clause (i), for such failures to be true and correct that are de minimis, (ii) clause (b) of Section 3.9 (the “Company No MAE Rep”) shall be true and correct in all respects as of the date hereof and (iii) this Agreement (other than the Company Fundamental Representations and the Company No MAE Rep), without giving effect to any materiality or “Company Material Adverse Effect” qualifications therein, shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except, in the case of this clause (iii), for such failures to be true and correct as would not have, individually or in the aggregate, a Company Material Adverse Effect;

(b)    the Company shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;

(c)    Parent shall have received a certificate signed by an executive officer of the Company, dated as of the Closing Date, certifying as to the matters set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d); and

(d)    since the date of this Agreement, there shall not have occurred and be continuing any Company Material Adverse Effect.

Section 7.3    Conditions to Obligation of the Company to Effect the First Merger. The obligation of the Company to effect the First Merger is further subject to the satisfaction or (to the extent permitted by Law) waiver by the Company at or prior to the Effective Time of the following additional conditions:

(a)     each of the representations and warranties of Parent, Acquisition Sub, Acquisition Sub 2 and the Parent External Adviser contained in (i) Section 4.1, Section 4.2(a), Section 4.2(b), Section 4.2(c), Section 4.3(a), Section 4.3(b), Section 4.3(c) (but only clause (i) thereof), Section 4.22, Section 5.1 and Section 5.2(a) (collectively, the “Parent Fundamental Representations”) shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except, in the case of this clause (i), for such failures to be true and correct that are de minimis, (ii) clause (b) of Section 4.9 (the “Parent No MAE Rep”) shall be true and correct in all respects as of the date hereof and (iii) this Agreement (other than the Parent Fundamental Representations and the Parent No MAE Rep), without giving effect to any materiality, “Parent Material Adverse Effect” or “Adviser Material Adverse Effect” qualifications therein, shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of such date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties shall be so true and correct as of such specific date only), except, in the case of this clause (iii), for such failures to be true and correct as would not have, individually or in the aggregate, a Parent Material Adverse Effect or an Adviser Material Adverse Effect;

(b)    Each of Parent, Acquisition Sub, Acquisition Sub 2 and the Parent External Adviser shall have performed or complied in all material respects with its obligations required under this Agreement to be performed or complied with on or prior to the Closing Date;

(c)    the Company shall have received a certificate signed by an executive officer of Parent, dated as of the Closing Date, certifying as to the matters set forth in Section 7.3(a), Section 7.3(b), Section 7.3(d) and Section 7.3(f).

(d)    since the date of this Agreement, there shall not have occurred and be continuing any Parent Material Adverse Effect;

(e)    the Company shall have received the written opinion of Simpson Thacher & Bartlett LLP (or, if Simpson Thacher & Bartlett LLP is unable or unwilling to render such an opinion, the written opinion of Kirkland & Ellis LLP or another nationally recognized counsel as may be reasonably acceptable to the Company), as of the Closing Date to the effect that the Mergers will qualify for the Intended Tax Treatment. In rendering the opinion described in this Section 7.3(e), the Tax counsel rendering such opinion may require and rely upon (and may incorporate by reference) reasonable and customary representations and covenants, including those contained in certificates of officers of the Company and Parent; and

(f)    since the date of this Agreement, there shall not have occurred and be continuing any Adviser Material Adverse Effect.

Section 7.4    Frustration of Closing Conditions. None of Parent, Acquisition Sub, Acquisition Sub 2 or the Company may rely either as a basis for not consummating the First Merger or any of the other transactions contemplated hereby or terminating this Agreement and abandoning the Mergers on the failure of any condition set forth in Article VII to be satisfied if such failure was caused by such party’s failure to act in good faith or to use the efforts to cause the Closing to occur as required by this Agreement.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1    Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company Stockholder Approval is obtained (except as otherwise expressly noted), as follows:

(a)    by mutual written consent of each of Parent and the Company; or

(b)    by either Parent or the Company, if:

(i)    the First Merger shall not have been consummated on or before 5:00 p.m. (New York time) on April 3, 2023 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party if the failure of such party to perform or comply with any of its obligations under this Agreement has been the principal cause of or resulted in the failure of the Closing to have occurred on or before the Termination Date;

(ii)    prior to the Effective Time, any Governmental Authority of competent jurisdiction shall have issued or entered any Law or Order or taken any other action permanently restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the transactions contemplated hereby, and such Law or Order or other action shall have become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to a party if the issuance of such Law or Order or taking of such action was proximately caused by the failure of such party, and in the case of Parent, including the failure of Acquisition Sub or Acquisition Sub 2, to perform or comply with any of its obligations under this Agreement; provided, further, that neither the Company nor Parent shall have the right to terminate this Agreement pursuant to this Section 8.1(b)(ii) if the Company (in the case of a termination by Company) or Parent, Acquisition Sub, Acquisition Sub 2 or Parent External Adviser (in the case of termination by the Parent), as applicable, is then in material breach of any of its representations, warranties, covenants or obligations under this Agreement (including, without limitation, Section 6.4); or

(iii)    the Company Stockholders Meeting (including any adjournments or postponements thereof) shall have been duly held and completed and the Company Stockholder Approval shall not have been obtained at such Company Stockholders Meeting (or at any adjournment or postponement thereof) at which a vote on the adoption of this Agreement is taken; or

(c)    by the Company if:

(i)    Parent, Acquisition Sub, Acquisition Sub 2 or the Parent External Adviser shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.1 or 7.3 and (B) is not capable of being cured by Parent, Acquisition Sub, Acquisition Sub 2, or the Parent External Adviser, as applicable, by the Termination Date or, if capable of being cured, shall not have been cured by Parent, Acquisition Sub, Acquisition Sub 2 or the Parent External Adviser, as applicable, on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) days following the Company’s delivery of written notice to Parent of such breach or failure to perform; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company is then in material breach of any of its representations, warranties, covenants or obligations under this Agreement so as to cause any of the conditions set forth in Section 7.1 or 7.2 not to be satisfied; provided, further, that the Company may not terminate this Agreement pursuant to this Section 8.1(c)(i) if Parent’s breach has been primarily caused by a breach of any provision of this Agreement by the Company; or

(ii)    at any time prior to receipt of the Company Stockholder Approval, in order to substantially concurrently enter into a binding final agreement providing for the consummation of a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, Section 6.6; provided, that (i) the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(ii) if the Company has breached any provision of Section 6.6 in any material respect and (ii) prior to or simultaneously with such termination the Company pays to Parent the Company Termination Fee;

(iii)    at any time prior to the Effective Time, if (A) all of the conditions set forth in Section 7.1 and Section 7.2 have been, and continue to be, satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which shall be capable of being satisfied if the Closing Date were the date of such termination), (B) Parent and Acquisition Sub do not consummate the First Merger on or prior to the date the Closing is required to occur pursuant to Article I, (C) the Company shall have irrevocably confirmed in writing to Parent that it is ready, willing and able to complete the Closing on the date of such confirmation and throughout the three (3) Business Day period following delivery of such confirmation, and (D) Parent, Acquisition Sub and Acquisition Sub 2 fail to effect the Closing within three (3) Business Days following delivery of such confirmation; or

(d)    by Parent if:

(i)    the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 7.1 or 7.2 and (B) is not capable of being cured by the Company by the Termination Date or, if capable of being cured, shall not have been cured by the Company on or before the earlier of (x) the Termination Date and (y) the date that is thirty (30) days following Parent’s delivery of written notice to the Company of such breach or failure to perform; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if Parent, Acquisition Sub, Acquisition Sub 2 or the Parent External Adviser is then in material breach of any of its respective representations, warranties, covenants or obligations under this Agreement so as to cause any of the conditions set forth in Section 7.1 or 7.3 not to be satisfied; provided, further, that Parent may not terminate this Agreement pursuant to this Section 8.1(d)(i) if the Company’s breach has been primarily caused by a breach of any provision of this Agreement by Parent; or

(ii)    at any time prior to the receipt of the Company Stockholder Approval, (A) the Company or the Company Board (or any committee thereof) shall have made a Company Adverse Recommendation Change, (B) the Company fails to publicly reaffirm the Company Recommendation within five (5) Business Days after receipt of a written request therefor by Parent, (C) the Company, any of its Subsidiaries or any of its or their Representatives’ Intentional Breach of Section 6.6 in a material respect, and such breach remains uncured for five (5) Business Days following written notice thereof by Parent to the Company, (D) the Company fails to recommend against any Competing Proposal that is a tender offer or exchange offer subject to Regulation 14D promulgated under the Exchange Act within ten (10) Business Days after the commencement thereof or (E) the Company or any of its Subsidiaries enters into an Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement) or the Company fails to include the Company Recommendation in the Proxy Statement.

Section 8.2    Effect of Termination. In the event that this Agreement is terminated and the Mergers abandoned pursuant to Section 8.1, written notice thereof shall be given by the terminating party to the other party, specifying the provisions hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto, and all rights and obligations of any party hereto shall cease; provided, however, that, except as otherwise provided in Section 8.3 or in any other provision of this Agreement, no such termination shall relieve any party hereto of any liability or damages resulting from any Intentional Breach of this Agreement prior to such termination or Fraud, in which case, except as provided in Section 8.3, the aggrieved party shall be entitled to all remedies available at law or in equity; and provided, further, that the Confidentiality Agreement, this Section 8.2, Section 8.3, Section 8.6 and Article IX shall survive any termination of this Agreement pursuant to Section  8.1.

Section 8.3    Termination Fees; Parent Expenses.

(a)    If, but only if, this Agreement is terminated by:

(i)    Either Parent or the Company pursuant to Section 8.1(b)(iii), (A) there has been publicly disclosed for the first time after the date of this Agreement and prior to the time of the Company Stockholders’ Meeting a Competing Proposal which is not withdrawn prior to the time of the Company Stockholders’ Meeting and (B) within twelve (12) months after such termination, the Company enters into an Alternative Acquisition Agreement with respect to any Competing Proposal that is later consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period);

(ii)    the Company pursuant to Section 8.1(c)(ii); or

(iii)    Parent pursuant to Section 8.1(d)(i) or Section 8.1(d)(ii),

then, in any such case, the Company shall pay, or cause to be paid, to Parent the Company Termination Fee less the amount of any Parent Expenses previously paid to Parent pursuant to Section 8.3(b) by wire transfer of same day funds to the account or accounts designated by Parent (A) in the case of clause (i) above, on the same day as the consummation of any Tail Period Transaction, should one occur (regardless of whether such consummation happens prior to or following the expiration of the Tail Period), (B) in the case of clause (ii) above, substantially concurrently with such termination or (C) in the case of clause (iii) above, no later than three (3) Business Days following the date of such termination.

(b)    If this Agreement is terminated by Parent or the Company pursuant to Section 8.1(b)(iii) under circumstances in which the Company Termination Fee is not then payable to Parent pursuant to Section 8.3(a), then the Company shall reimburse Parent and its Affiliates for all of their documented out-of-pocket fees and expenses (including all documented fees and expenses of counsel, financial advisor, accountants, experts and consultants to Parent, Acquisition Sub, Acquisition Sub 2 and their Affiliates) incurred and payable by Parent, Acquisition Sub or Acquisition Sub 2 or on their behalf in connection with or related to the authorization, preparation, investigation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby (the “Parent Expenses”), up to a maximum reimbursement payment of $1,500,000. Any payments required to be made under this Section 8.3(b) shall be made by wire transfer of same day funds to the account or accounts designated by Parent within three Business Days after the Company’s having been notified in writing of the amounts thereof by Parent.

(c)    If, but only if, this Agreement is terminated by the Company pursuant to Section 8.1(c)(i) or Section 8.1(c)(iii), or by Parent (at any time during which the Company would have been entitled to terminate this Agreement pursuant to Section 8.1(c)(i) or Section 8.1(c)(iii)) pursuant to Section 8.1(b)(i), then, in any such case, Parent shall pay, or cause to be paid, to the Company the Parent Termination Fee by wire transfer of same day funds to the account or accounts designated by the Company no later than three (3) Business Days following the date of such termination.

(d)    Notwithstanding anything to the contrary set forth in this Agreement, the parties agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion, or Parent be required to pay the Parent Termination Fee on more than one occasion.

(e)    Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 9.9, except in cases involving Fraud, the Company Termination Fee, to the extent paid in full (less the amount of any Parent Expenses previously paid to Parent pursuant to Section 8.3(b)) on the terms provided in Section 8.3(a), shall constitute the sole and exclusive monetary remedy of Parent, the Parent External Adviser, Acquisition Sub and Acquisition Sub 2 against the Company and its Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Representatives or assignees (collectively, the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby (except that the Company shall remain obligated to comply with the provisions of this Agreement that survive termination pursuant to Section 8.2).

(f)    Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 9.9, except in cases involving Fraud, (i) the Parent Termination Fee, to the extent paid in full on the terms provided in Section 8.3(c), shall constitute the sole and exclusive monetary remedy of the Company against Parent, the Parent External Adviser, Acquisition Sub and Acquisition Sub 2 and their respective Subsidiaries and any of their respective former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, agents, Representatives or assignees (collectively, the “Parent Related Parties”) for all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amounts, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby (except that Parent shall remain obligated to comply with the provisions of this Agreement that survive termination pursuant to Section 8.2).

(g)    Each of the parties hereto acknowledges that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated hereby, (ii) each of the Company Termination Fee and the Parent Termination Fee is not a penalty, but is liquidated damages, in a reasonable amount that will compensate the Company or Parent, as applicable, in the circumstances in which such fees or expenses are payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision, and (iii) without these agreements, the parties would not enter into this Agreement; accordingly, if the Company or Parent, as applicable, fails to timely pay any amount due pursuant to this Section 8.3 and, in order to obtain such payment, Parent or the Company, as applicable, commences a suit that results in a judgment against the other for the payment of any amount set forth in this Section 8.3, the Company or Parent, as applicable, shall pay the other its costs and expenses in connection with such suit, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or such lesser rate as is the maximum permitted by Applicable Law.

Section 8.4    Amendment. Subject to Applicable Law, the parties hereto may only modify or amend this Agreement by written agreement executed and delivered by the duly authorized officers of each of the respective parties; provided, that no amendment shall be made to this Agreement after the Effective Time; provided, further, that after receipt of the Company Stockholder Approval, if any such amendment shall by Applicable Law require further approval of the stockholders of the Company, the effectiveness of such amendment shall be subject to the approval of the stockholders of the Company. Notwithstanding anything in this Agreement to the contrary, Sections 9.7, 9.8(b) and 9.8(c) and the definitions of “Debt Financing Sources” and “Debt Financing Source Related Parties” (and any provision of this Agreement to the extent an amendment, modification, waiver or termination of such provision would modify the substance of such Sections) may not be amended, modified, waived or terminated in a manner that is materially adverse to the Debt Financing Sources or the Debt Financing Source Related Parties without the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of the Debt Financing Sources that have consent rights over amendments, other modifications or waivers to this Agreement pursuant to the terms of the Debt Commitment Letter as in effect on the date of this Agreement.

Section 8.5    Extension; Waiver. The conditions to each of the parties’ obligations to consummate the Mergers are for the sole benefit of such party and may be waived by such party (without the approval of the stockholders of the Company) in whole or in part to the extent permitted by Applicable Law. At any time prior to the Effective Time, the Company or Parent may (a) waive or extend the time for the performance of any of the obligations or other acts of Parent, Acquisition Sub, Acquisition Sub 2 or the Parent External Adviser, in the case of the Company, or the Company, in the case of Parent, or (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement on the part of Parent, Acquisition Sub, Acquisition Sub 2 or the Parent External Adviser, in the case of the Company, or the Company, in the case of Parent. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party and expressly setting forth the nature of such extension or waiver. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

Section 8.6    Expenses; Transfer Taxes. Except as expressly set forth herein (including Section 8.3), all expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses; provided, that Parent shall pay all fees and expenses in respect of the preparation, filing and mailing of the Proxy Statement and the Form N-14 and the conduct of the Company Stockholders’ Meeting. Other than Taxes imposed upon holders of Company Common Stock, Parent shall pay all (a) transfer, stamp and documentary Taxes or fees and (b) sales, use, gains, real property transfer and other similar Taxes or fees arising out of or in connection with this Agreement.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1    Non-Survival of Representations, Warranties and Agreements. The representations and warranties and covenants and agreements (to the extent such covenant or agreement contemplates or requires performance prior to the Closing) in this Agreement and any certificate delivered pursuant hereto by any Person shall terminate at the Effective Time or, except as provided in Section 8.2, upon the termination of this Agreement pursuant to Section 8.1, as the case may be, except that this Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time or after termination of this Agreement, including those contained in Section 6.7.

Section 9.2    Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by confirmed facsimile transmission or electronic mail, addressed as follows:

if to Parent, Acquisition Sub, Acquisition Sub 2 or the Parent External Adviser:

Crescent Capital BDC, Inc.

11100 Santa Monica Blvd., Suite 2000

Los Angeles, CA 90025

Phone: (310) 235-5951

Email: Jason.Breaux@crescentcap.com

Attention: Jason Breaux

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

2049 Century Park East, Suite 3700

Los Angeles, CA 90067

Phone:        (310) 552-4200

Email:         monica.shilling@kirkland.com; rami.totari@kirkland.com

Attention:   Monica J. Shilling, P.C.

                   Rami Totari

if to the Company:

First Eagle Alternative Capital BDC, Inc.

500 Boylston Street, Suite 1200

Boston, MA 02116

Email:         chris.flynn@firsteagle.com

Attention:   Christopher J. Flynn

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

Phone: (202) 636-5500

Email:        david.blass@stblaw.com; christopher.healey@stblaw.com

Attention:  David Blass, Esq.

                   Christopher Healey, Esq.

or to such other address, electronic mail address or facsimile number for a party as shall be specified in a notice given in accordance with this Section 9.2; provided that any notice received by facsimile transmission or electronic mail or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day; provided, further, that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

Section 9.3    Interpretation; Certain Definitions.

(a)    The parties have participated collectively in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(b)    Disclosure of any fact, circumstance or information in any Section of the Company Disclosure Letter or Parent Disclosure Letter shall be deemed to be disclosure of such fact, circumstance or information with respect to any other Section of the Company Disclosure Letter or Parent Disclosure Letter, respectively, if it is reasonably apparent on the face of such disclosure that such disclosure relates to any such other Section. The inclusion of any item in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed to be an admission or evidence of materiality of such item, nor shall it establish any standard of materiality for any purpose whatsoever.

(c)    The words “hereof,” “herein,” “hereby,” “hereunder” and “herewith” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the table of contents and headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to the date first set forth above, unless the context requires otherwise. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules, regulations or official guidance promulgated thereunder (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules, regulations or official guidance promulgated thereunder, in each case, as of such date). Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Any Contract, instrument or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). All references to “dollars” or “$” refer to currency of the United States. The term “or” is not exclusive. References to “days” are to calendar days unless otherwise noted. The phrase “ordinary course of business consistent with past practice” shall mean “ordinary course of business consistent with past practice in all material respects”. Whenever this Agreement requires the Company to “cause” the Company JV to take or not take a particular action, such requirement shall be qualified by any limitations on the ability of the Company to cause the Company JV to take or not take such action as are contained in the governing documents of the Company JV.

Section 9.4    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the First Merger be consummated as originally contemplated to the fullest extent possible.

Section 9.5    Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 9.5 shall be null and void.

Section 9.6    Entire Agreement. This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Confidentiality Agreement, the Company Disclosure Letter, the Parent Disclosure Letter, the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 9.7    No Third-Party Beneficiaries. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder; provided, however, that it is specifically intended that the D&O Indemnified Parties (with respect to Section 6.7 and this Section 9.7 from and after the Effective Time) and the Debt Financing Sources (with respect to Section 9.8(b), Section 9.8(c) and this Section 9.7) are intended third-party beneficiaries hereof.

Section 9.8    Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)    This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the latter shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Delaware Court of Chancery, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 9.8.

(b)    Notwithstanding anything to the contrary herein, each party hereby irrevocably agrees that, except as set forth in the Debt Commitment Letter, all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Debt Financing Sources or any Debt Financing Source Related Party in any way relating to this Agreement, the Debt Financing or the performance thereof or the transactions contemplated hereby or thereby shall be exclusively governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules or conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(c)    Notwithstanding anything to the contrary herein, each of the parties hereto agrees that it will not bring or support any action, suit, claim or proceeding, cause of action, claim, cross-claim or third party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Debt Financing Sources in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including but not limited to any dispute arising out of or relating in any way to the Debt Commitment Letter or the fee letters or the performance thereof, in any forum other than any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in the City of New York, and any appellate court from any thereof. The Company (on behalf of itself) hereby waives any rights or claims against any Debt Financing Source Related Party in connection with this Agreement, the Debt Commitment Letter and/or any Debt Financing, in each case, in respect of any of the transactions contemplated hereby or thereby, whether at law or in equity, and the Company (on behalf of itself) agrees not to directly or indirectly commence any action or proceeding against any Debt Financing Source Related Party in connection with this Agreement, the Debt Commitment Letter and/or any Debt Financing, in each case, in respect of any of the transactions contemplated hereby or thereby, whether at law or in equity. In furtherance and not in limitation of the foregoing waiver, the Company (on behalf of itself) hereby acknowledges and agrees that no Debt Financing Source Related Party shall have any liability for any claims or damages to the Company in connection with this Agreement, the Debt Commitment Letter, any Debt Financing or the transactions contemplated hereby or thereby. Nothing in this Section 9.8(c) shall limit, impair or otherwise modify (A) the rights of any of the parties to the Debt Commitment Letter (including Parent or its Affiliates party to the Debt Commitment Letter) enumerated in the Debt Commitment Letter in accordance with the express terms and conditions thereof or (B) any liability or obligation of any of the Debt Financing Sources, and/or any of the rights of Parent, the Company or their respective Affiliates, under any of the definitive documentation with respect to any Debt Financing.

Section 9.9    Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (without proof of actual damages), in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. Notwithstanding anything to the contrary contained herein, this Section 9.9 is not intended and shall not be construed to limit in any way the provisions of Section 8.3(e) or Section 8.3(f).

Section 9.10    Counterparts. This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, Parent, Acquisition Sub, Acquisition Sub 2 the Parent External Adviser and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Crescent Capital BDC, Inc.

By:	/s/ Jason Breaux
	Name:	Jason Breaux
	Title:	President and Chief Executive Officer

Echelon Acquisition Sub, Inc.

By:	/s/ Jason Breaux
	Name:	Jason Breaux
	Title:	President and Chief Executive Officer

Echelon Acquisition Sub LLC

By:	/s/ Jason Breaux
	Name:	Jason Breaux
	Title:	President and Chief Executive Officer

Crescent Cap Advisors, LLC

By:	/s/ Jason Breaux
	Name:	Jason Breaux
	Title:	President and Chief Executive Officer

First Eagle Alternative Capital BDC, Inc.

By:	/s/ Christopher J. Flynn
	Name:	Christopher J. Flynn
	Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Appendix A

As used in this Agreement, the following terms shall have the following meanings:

“Adviser Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would have, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Parent External Adviser, or (2) the ability of the Parent External Adviser to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that, for purposes of the foregoing clause (1) only, none of the following shall constitute or be taken into account in determining whether an Adviser Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which the Parent External Adviser operates (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of Parent’s securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (v) any failure by the Parent External Adviser to meet published analyst estimates or expectations of the Parent External Adviser’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (vi) any failure by the Parent External Adviser to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Adviser Material Adverse Effect” shall be taken into account in determining whether there has been an Adviser Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters, epidemic, pandemic, disease outbreak (including COVID-19), or the related responses of Governmental Authorities with respect thereto; (viii) the announcement of this Agreement, including (A) the initiation of litigation by any stockholders of the Company or any stockholders of Parent, in each case, with respect to this Agreement or the transactions contemplated hereby, or (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with Parent Portfolio Companies due to the announcement of this Agreement (provided, that when “Adviser Material Adverse Effect” is used in relation to the representations and warranties of the Parent External Adviser in Section 5.2(b) and 5.3, this clause (viii) shall be disregarded); (ix) any action taken by the Parent External Adviser which is required to be taken pursuant to this Agreement; and (x) any actions taken (or omitted to be taken) at the express written request of the Company, to the extent taken in accordance with such request; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether an Adviser Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Parent External Adviser, taken as a whole, relative to the other participants in the industries in which Parent and its Subsidiaries operate.

“Affiliate” of a Person shall mean any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that, except with respect to the definition of “Company Related Parties”, no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person).

“Aggregate Share Consideration Value” means the Parent Per Share NAV multiplied by the Aggregate Share Consideration.

“Antitrust Division” shall mean the Antitrust Division of the United States Department of Justice.

“Applicable Law” shall mean any domestic or foreign federal, state or local statute, law (whether statutory or common law), ordinance, rule, administrative interpretation, regulation, order, writ, judgment or directive (including those of any self-regulatory organization) applicable to and legally binding on the Parent External Adviser, Company, Parent, Acquisition Sub, Acquisition Sub 2 or any of their respective Affiliates, directors, employees or agents, as the case may be.

“Blue Sky Laws” shall mean state securities or “blue sky” laws.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which all banking institutions in New York, New York are authorized or obligated by Law or executive order to close.

“Cash Consideration” shall mean, with respect to each share of Company Common Stock to be converted into the right to receive consideration pursuant to Section 2.1(a)(ii) and Section 2.6, an amount equal to the sum of the Parent Cash Consideration (if any) and the Parent External Adviser Cash Consideration.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company Disclosure Letter” shall mean the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.

“Company External Adviser” shall mean First Eagle Alternative Credit, LLC, a Delaware limited liability company.

“Company Investment Advisory Agreement” shall mean the agreement entered into by the Company External Adviser with the Company for the purpose of providing investment advisory or investment management services.

“Company IPR” shall mean all Intellectual Property Rights owned, in whole or part, by the Company or its Subsidiaries.

“Company JV” shall mean First Eagle Logan JV, LLC, a Delaware limited liability company.

“Company Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would have, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of the Company and its Subsidiaries, taken as a whole, or (2) the ability of the Company to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that, for purposes of the foregoing clause (1) only, none of the following shall constitute or be taken into account in determining whether a Company Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which the Company, any of its Subsidiaries, or any of the Company Portfolio Companies operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Law or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of the Company’s or any of the Company Portfolio Companies’ securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a

Company Material Adverse Effect); (v) any failure by the Company or any of the Company Portfolio Companies to meet published analyst estimates or expectations of the Company’s or such Company Portfolio Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (vi) any failure by the Company, any of its Subsidiaries, or any Company Portfolio Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” shall be taken into account in determining whether there has been a Company Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters, epidemic, pandemic, disease outbreak (including COVID-19), or the related responses of Governmental Authorities with respect thereto; (viii) the announcement of this Agreement, including (A) the initiation of litigation by any stockholders of the Company or any stockholders of Parent, in each case, with respect to this Agreement or the transactions contemplated hereby, or (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with Company Portfolio Companies, due to the announcement of this Agreement (provided, that when “Company Material Adverse Effect” is used in relation to the representations and warranties of the Company in Sections 3.3(c) and 3.4, this clause (viii) shall be disregarded); (ix) any action taken by the Company, any of its Subsidiaries or any Company Portfolio Company, in each case which is required to be taken pursuant to this Agreement; and (x) any actions taken (or omitted to be taken) at the express written request of Parent, to the extent taken in accordance with such request; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which the Company and its Subsidiaries operate.

“Company Per Share NAV” shall mean the quotient of (i) the Closing Company Net Asset Value divided by (ii) the number of shares of Company Common Stock issued and outstanding as of the Determination Date (excluding any Canceled Shares).

“Company Portfolio Company” shall mean any entity in which the Company or any of its Subsidiaries has made, makes or proposes to make a debt or equity investment that is or would be reflected in the Schedule of Investments included in the Company’s quarterly or annual reports.

“Company Recommendation” shall mean the recommendation of the Company Board that the stockholders of the Company adopt this Agreement and approve the transaction contemplated hereby, including the First Merger.

“Company Termination Fee” shall mean $5,555,550.

“Confidentiality Agreement” shall mean the confidentiality agreement, dated June 26, 2022, between Parent External Adviser and the Company.

“Contract” shall mean any agreement, contract, subcontract, lease, sublease, investment advisory agreement, administration agreement, conditional sales contract, purchase order, sales order, task order, delivery order, license, indenture, note, bond, loan, instrument, understanding, permit, concession, franchise, commitment or other agreement.

“control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by contract or otherwise. For purposes of this definition, a general partner or managing member of a Person shall always be considered to control such Person. The terms “controlling” and “controlled” shall have correlative meanings.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or other Law, directive, guidelines or recommendations by any Governmental Authority or industry group in response to COVID-19.

“Debt Financing Source Related Parties” means each Debt Financing Source, together with each Affiliate thereof and each former, current and future partner, controlling person and Representative of each such Debt Financing Source or Affiliate and the respective successors and assigns of any of the foregoing.

“Debt Financing Sources” means, with respect to the Debt Commitment Letter, collectively, (i) Wells Fargo Bank, National Association and (ii) Sun Life (U.S.) HoldCo 2020, Inc., and in each case each Person that has not executed such commitment letter as of the date hereof but becomes a party thereto after the date hereof in accordance with the terms thereof and hereof.

“Environmental Laws” shall mean all applicable and legally enforceable Laws relating to pollution or protection of the environment, including Laws relating to Releases of Hazardous Materials and the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Hazardous Materials, including the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.), the Safe Drinking Water Act (42 U.S.C. §3000(f) et seq.), the Toxic Substances Control Act (15 U.S.C. §2601 et seq.), the Clean Air Act (42 U.S.C. §7401 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. §2701 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), the Endangered Species Act of 1973 (16 U.S.C. §1531 et seq.), and other similar state and local statutes, in effect as of the date hereof.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Ratio” shall mean the quotient (rounded to four decimal places) of (i) the Company Per Share NAV divided by (ii) the Parent Per Share NAV, as may be adjusted pursuant to Section 2.1(a)(v).

“Existing Credit Facility” shall mean that certain Third Amended and Restated Senior Secured Revolving Credit Agreement dated as of October 16, 2020, as amended, by and among the Company, as the borrower, each of the financial institutions from time to time party hereto, and ING Capital LLC, as administrative agent, issuing bank and lender.

“Existing Notes” shall mean the 5.000% Notes due May 25, 2026 issued pursuant to the Existing Notes Indenture.

“Existing Notes Indenture” shall mean that certain Indenture dated as of November 18, 2014, by and between the Company and U.S. Bank National Association, as amended pursuant to the Fourth Supplemental Indenture dated as of May 25, 2021, by and between the Company and U.S. Bank National Association.

“Fraud” means, of a party to this Agreement, an intentional and willful misrepresentation of or with respect to a representation or warranty set forth in this Agreement, or in any certificate delivered hereunder, by such party, which misrepresentation constitutes actual common law fraud (and not constructive fraud or negligent misrepresentation) with the specific intent to induce another party to rely upon such representation or warranty.

“GAAP” shall mean the United States generally accepted accounting principles, consistently applied in accordance with past practice.

“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, or any governmental, regulatory, judicial or administrative authority, agency or commission.

“Hazardous Materials” shall mean all hazardous or toxic substances, materials or wastes, pollutants or contaminants defined as such by, or regulated as such under, any Environmental Laws.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

“Indebtedness” shall mean (i) any indebtedness or other obligation for borrowed money, whether current, short-term or long-term and whether secured or unsecured, (ii) any indebtedness evidenced by a note, bond, debenture or other security or similar instrument, (iii) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations or other financial agreements or arrangements entered into for the purpose of limiting or managing interest rate risks, (iv) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (v) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (vi) any capitalized lease obligations, (vii) all liabilities, prepayment penalties or premiums, expenses or other amounts that are payable in connection with retirement, prepayment or termination of any of the foregoing clauses (i) through (vi) and (viii) guarantees, endorsements and assumptions in respect of any of the foregoing clauses (i) through (vi).

“Intentional Breach” shall mean any breach of this Agreement where the action or non-action constituting or giving rise to such breach was intentionally undertaken by the party taking such action, with actual knowledge that such action or non-action would or would reasonably be expected to constitute or give rise to a breach of this Agreement.

“Intervening Event” shall mean an event, occurrence, development or change in circumstances with respect to or impacting the Company and its Subsidiaries or the businesses of the Company and its Subsidiaries, in each case taken as a whole, that was unknown to, nor reasonably foreseeable by (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known to or reasonably foreseeable by), the Company Board as of the date of this Agreement and becomes known to or by the Company Board prior to the time the Company Stockholder Approval is obtained; provided, however, that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (i) the receipt, existence of or terms of an Inquiry or Competing Proposal or any matter relating thereto or consequence thereof; and (ii) changes in the market price or trading volume of the Company Common Stock or meeting or exceeding any forecasts (provided, however, that the underlying causes of such change or fact shall not be excluded by this clause (ii)).

“Investment Advisers Act” shall mean the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

“IRS” shall mean the United States Internal Revenue Service.

“Knowledge” shall mean (i) with respect to the Company, the actual knowledge, after due inquiry of their respective direct reports, of those persons set forth in Section A-1 of the Company Disclosure Letter, (ii) with respect to Parent, the actual knowledge, after due inquiry of their respective direct reports, of those persons set forth in Section A-1 of the Parent Disclosure Letter, and (iii) with respect to the Parent External Adviser, the actual knowledge, after due inquiry of their respective direct reports, of those persons set forth in Section A-1 of the Parent Disclosure Letter.

“Law” shall mean any and all domestic (federal, state or local) or foreign laws, rules, regulations, orders, judgments or decrees promulgated by any Governmental Authority.

“Lien” shall mean liens, claims, mortgages, encumbrances, pledges, security interests or charges of any kind.

“Merger Consideration” shall mean, with respect to each share of Company Common Stock to be converted into the right to receive consideration pursuant to Section 2.1(a)(ii) and Section 2.6, (i) the Parent External Adviser Cash Consideration and (ii) the Parent Cash Consideration, the Share Consideration or the prorated number of shares of Parent Common Stock and cash amount pursuant to Section 2.6(f), as applicable.

“NASDAQ” shall mean The Nasdaq Global Select Market.

“Order” shall mean any decree, order, judgment, injunction, temporary restraining order or other order in any Proceeding. “Parent Disclosure Letter” shall mean the disclosure letter delivered by Parent to the Company simultaneously with the execution of this Agreement.

“Parent Investment Advisory Agreement” shall mean the agreement entered into by the Parent External Adviser with Parent for the purpose of providing investment advisory or investment management services.

“Parent IPR” shall mean all Intellectual Property Rights owned, in whole or in part, by Parent or its Subsidiaries.

“Parent Material Adverse Effect” shall mean any fact, circumstance, event, change, occurrence or effect that would have, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (1) the business, condition (financial or otherwise), properties, liabilities, assets or results of operations of Parent and its Subsidiaries, taken as a whole, or (2) the ability of the Parent to timely perform its obligations under this Agreement or consummate the transactions contemplated hereby; provided, however, that, for purposes of the foregoing clause (1) only, none of the following shall constitute or be taken into account in determining whether a Parent Material Adverse Effect shall have occurred or exists or would reasonably be expected to occur or exist: (i) changes in general economic, financial market, business or geopolitical conditions; (ii) general changes or developments in any of the industries or markets in which Parent, any of its Subsidiaries, or any of the Parent Portfolio Companies operate (or applicable portions or segments of such industries or markets); (iii) changes in any Applicable Laws or applicable accounting regulations or principles or interpretations thereof; (iv) any change in the price or trading volume of Parent’s or any of the Parent Portfolio Companies’ securities, in and of itself (provided that the facts or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (v) any failure by Parent or any of the Parent Portfolio Companies to meet published analyst estimates or expectations of Parent’s or such Parent Portfolio Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (vi) any failure by Parent, any of its Subsidiaries, or any Parent Portfolio Company to meet its internal or published projections, budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (provided that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Parent Material Adverse Effect” shall be taken into account in determining whether there has been a Parent Material Adverse Effect); (vii) any outbreak or escalation of hostilities or war or any act of terrorism, or any acts of God or natural disasters, epidemic, pandemic, disease outbreak (including COVID-19), or the related responses of Governmental Authorities with respect thereto; (viii) the announcement of this Agreement, including (A) the initiation of litigation by any stockholders of the Company or any stockholders of Parent, in each case, with respect to this Agreement or the transactions contemplated hereby, or (B) any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with Parent Portfolio Companies due to the announcement of this Agreement (provided, that when “Parent Material Adverse Effect” is used in relation to the representations and warranties of the Parent in Sections 4.3(c) and 4.4, this clause (viii) shall be disregarded); (ix) any action taken by Parent or any of its Subsidiaries or any Parent Portfolio Company, in each case which is required to be taken pursuant to this Agreement; and (x) any actions taken (or omitted to be taken) at the express written request of the Company, to the extent taken in accordance with such request; provided that the facts, circumstances, events, changes, occurrences or effects set forth in clauses (i) through (iii) and (vii) above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred to the extent (but only to such extent) such facts, circumstances, events, changes, occurrences or effects have a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the industries in which Parent and its Subsidiaries operate.

“Parent Organizational Documents” shall mean the articles of incorporation, bylaws (or equivalent organizational or governing documents), and other organizational or governing documents, agreements or arrangements, each as amended to date, of each of Parent, Acquisition Sub and Acquisition Sub 2.

“Parent Per Share NAV” shall mean the quotient of (i) the Closing Parent Net Asset Value divided by (ii) the number of shares of Parent Common Stock issued and outstanding as of the Determination Date.

“Parent Per Share Price” shall mean the average of the volume weighted average price per share of Parent Common Stock on NASDAQ (as reported by Bloomberg L.P. or, if not reported therein, in another authoritative source mutually selected by Parent and the Company) on each of the five (5) consecutive trading days ending with the third (3rd) complete trading day immediately prior to the Closing Date.

“Parent Portfolio Company” shall mean any entity in which Parent or any of its Subsidiaries has made, makes or proposes to make a debt or equity investment that is or would be reflected in the Schedule of Investments included in Parent’s quarterly or annual reports.

“Parent Termination Fee” shall mean $7,142,850.

“Pending Sale Agreement” shall mean any definitive agreement made available to Parent, duly executed and delivered as of the date of this Agreement, relating to the disposition, lease or license (whether by merger, sale of stock, sale of assets or otherwise) of (a) any portfolio company investment or (b) any corporation, partnership, limited liability company, other business organization or any division or all or any portion of the assets, business or properties of any other Person, or material amount of assets thereof, in each case which has not, as of the date of this Agreement, been consummated in accordance with its terms.

“Permit” shall mean any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Authority.

“Permitted Lien” shall mean (i) any Lien for Taxes not yet due, being contested in good faith or for which adequate accruals or reserves have been established, (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen and other Liens imposed by Law, (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security or foreign equivalents, (iv) zoning, building codes, and other land use Laws regulating the use or occupancy of leased real property or the activities conducted thereon that are imposed by any Governmental Authority having jurisdiction over such leased real property and which are not violated by the current use and operation of such leased real property or the operation of the business of the Company and its Subsidiaries, (v) with respect to all leased real property, all Liens encumbering the interest of the fee owner or any superior lessor, sublessor or licensor, (vi) Liens securing indebtedness or liabilities that are reflected in the Company SEC Documents or the Parent SEC Documents or incurred in the ordinary course of business since the date of the most recent annual report on Form 10-K filed with the SEC by the Company and Liens securing indebtedness or liabilities that have otherwise been disclosed to Parent in writing, (vii) such Liens or other imperfections of title, if any, that would not, individually or in the aggregate, be material to a Person and its Subsidiaries, taken as a whole, including Liens for any supplemental Taxes or assessments not shown by the public records, (viii) Liens disclosed on existing title reports or existing surveys, (ix) Liens securing acquisition financing with respect to the applicable asset, including refinancings thereof, (x) Liens described in Section A-2 to the Company Disclosure Letter or the Parent Disclosure Letter (as applicable), (xi) in the case of Intellectual Property Rights, Third Party license agreements entered into in the ordinary course of business, (xii) any other Liens that will be released on or prior to the Closing Date and (xiii) the replacement, extension or renewal of any of the foregoing.

“Person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

“Proceeding” shall mean an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative, by or before a Governmental Authority.

“Regulatory Documents” shall mean, with respect to a Person, all forms, reports, registration statements, schedules and other documents filed, or required to be filed, by such Person pursuant to applicable Securities Laws or the applicable rules and regulations of any United States or foreign governmental or non-governmental self-regulatory organization, agency or authority.

“Release” shall mean any actual or threatened release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration of Hazardous Materials, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or real property.

“Representative” shall mean, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, employees, agents, accountants, counsel, financial advisors, consultants and other advisors or representatives.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” shall mean the Securities Act, the Exchange Act, the Investment Company Act, the Investment Advisers Act, Blue Sky Laws, all similar foreign securities laws, and the rules and regulations promulgated thereunder.

“Security” shall mean, with respect to any Person, any series of common stock, preferred stock and any other equity securities or capital stock of such Person (including interests convertible into or exchangeable or exercisable for any equity interest in any such series of common stock, preferred stock, and any other equity securities or capital stock of such Person), however described and whether voting or non-voting.

“Subsidiary” shall mean, as to any Person, any corporation, partnership, limited liability company, association or other business entity that is consolidated with such Person for financial reporting purposes under GAAP; provided, that in the case of the Company, neither the Company JV nor any Company Portfolio Company shall be deemed to be a Subsidiary of the Company for purposes of this Agreement.

“Tail Period” means the nine (9) -month period immediately following any termination of this Agreement pursuant to Section 8.1.

“Tail Period Transaction” means the Company’s entry into an Alternative Acquisition Agreement with respect to any Competing Proposal with a Third Party during the Tail Period; provided, that for purposes of this definition, the references to “twenty percent (20%)” in the definition of Competing Proposal shall be deemed to be references to “fifty percent (50%)”.

“Tax” or “Taxes” shall mean any and all taxes, fees, levies, duties, tariffs, imposts, and other similar charges (together with any and all interest, penalties and additions to tax) imposed by any Governmental Authority or Taxing Authority including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes.

“Tax Dividend” shall mean a dividend or dividends, other than any Quarterly Dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to the Company’s stockholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Tax Returns” shall mean returns, reports, forms or information statements, including any schedule or attachment thereto or any amendment thereof, with respect to Taxes filed or required to be filed with the IRS or any other Governmental Authority or Taxing Authority.

“Taxing Authority” shall mean any Governmental Authority having jurisdiction over the assessment, determination, collection or other imposition of any Tax.

“Third Party” shall mean any Person or group of Persons other than Parent, Acquisition Sub, Acquisition Sub 2 and their respective Affiliates.

Table of Definitions

Term	Section
Acceptable Confidentiality Agreement	Section 6.6(c)
Acceptable Courts	Section 9.8(a)
Acquisition Sub	Preamble
Acquisition Sub 2	Preamble
Aggregate Merger Consideration	Section 2.1(a)(ii)(2)
Aggregate Share Consideration	Section 2.1(a)(ii)(1)(A)
Agreement	Preamble
Alternative Acquisition Agreement	Section 6.6(d)
Antitrust Laws	Section 6.4(a)
Bankruptcy and Equity Exception	Section 3.3(a)
BDC	Recitals
Book-Entry Shares	Section 2.1(a)(iii)
Canceled Shares	Section 2.1(a)(i)
Certificate of First Merger	Section 1.3(a)

Term	Section
Certificate of Second Merger	Section 1.3(b)
claim	Section 4.24
Closing	Section 1.2
Closing Company Net Asset Value	Section 2.5(a)
Closing Date	Section 1.2
Closing Parent Net Asset Value	Section 2.5(b)
Company	Preamble
Company Adverse Recommendation Change	Section 6.3(b)
Company Board	Recitals
Company Common Stock	Section 2.1(a)(i)
Company Fundamental Representations	Section 7.2(a)
Company Leased Real Property	Section 3.16(b)
Company Material Contract	Section 3.15(a)
Company No MAE Rep	Section 7.2(a)
Company Related Parties	Section 8.3(e)
Company SEC Documents	Section 3.6(a)
Company Special Committee	Recitals
Company Stockholder Approval	Section 3.19
Company Stockholders’ Meeting	Section 6.3(b)
Company’s Bylaws	Section 3.1
Company’s Charter	Section 3.1
Competing Proposal	Section 6.6(g)(i)
Consent	Section 3.4
D&O Indemnified Parties	Section 6.7(a)
debt	Section 4.24
Debt Commitment Letter	Section 4.27
Debt Financing	Section 4.27
Delaware Secretary	Section 1.3(a)
Determination Date	Section 2.5(a)
DGCL	Recitals
DLLCA	Recitals
Dissenting Shares	Section 2.3
Effective Time	Section 1.3(a)
Electing Share	Section 2.6(a)
Election	Section 2.6(a)
Election Date	Section 2.6(b)
Exchange Agent	Section 2.2(a)
Exchange Fund	Section 2.2(a)
Exchange Ratio	Appendix A
First Merger	Recitals
Forecasts	Section 4.28
Form N-14	Section 3.7
Form of Election	Section 2.6(b)
Inquiry	Section 6.6(a)
Intellectual Property Rights	Section 3.13(c)
Intended Tax Treatment	Section 6.15(a)
Interim Period	Section 6.1
KBW	Section 3.20
Mergers	Recitals
Non-Electing Share	Section 2.6(a)
Notice of Adverse Recommendation	Section 6.6(d)(i)

Term	Section
Notice of Superior Proposal	Section 6.6(d)(i)
Parent	Preamble
Parent Aggregate Cash Consideration	Section 2.1(a)(ii)(1)(B)
Parent Aggregate Merger Consideration	Section 2.1(a)(ii)(1)
Parent Board	Recitals
Parent Cash Consideration	Section 2.6(e)(ii)(2)
Parent Common Stock	Section 2.1(a)(ii)(1)(A)
Parent DRIP	Section 2.2(c)
Parent Expenses	Section 8.3(b)
Parent External Adviser	Preamble
Parent External Adviser Aggregate Cash Consideration	Section 2.1(a)(ii)(2)
Parent External Adviser Cash Consideration	Section 2.6(e)(i)
Parent External Adviser Permits	Section 5.5(a)
Parent Fundamental Representations	Section 7.3(a)
Parent Leased Real Property	Section 4.17(b)
Parent Material Contract	Section 4.16(a)
Parent Merger Consideration	Section 2.1(a)(ii)
Parent No MAE Rep	Section 7.3(a)
Parent Related Parties	Section 8.3(f)
Parent SEC Documents	Section 4.6(a)
Payoff Amount	Section 6.13
Payoff Letter	Section 6.13
Plan Assets	Section 3.24
Proxy Statement	Section 3.7
Quarterly Dividends	Section 6.1(d)
RIC	Section 3.14(h)
Replacement Financing	Section 6.20(c)
Required Amount	Section 4.27
Second Effective Time	Section 1.3(b)
Second Merger	Recitals
Share Consideration	Section 2.6(e)(ii)(1)
Similar Law	Section 3.24
solvent	Section 4.24
Superior Proposal	Section 6.6(g)(ii)
Surviving Corporation	Recitals
Takeover Statutes	Section 3.18
Termination Date	Section 8.1(b)(i)

Exhibit A

Certificate of Incorporation of the Surviving Corporation

[See attached.]

Exhibit 1

Execution Version

CERTIFICATE OF INCORPORATION

OF

ECHELON ACQUISITION SUB, INC.

ARTICLE I

Section 1.1    The name of the corporation is Echelon Acquisition Sub, Inc. (the “Corporation”).

ARTICLE II

Section 2.1    The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, 19808. The name of the registered agent of the Corporation at such address is Corporation Service Company.

ARTICLE III

Section 3.1    The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”).

ARTICLE IV

The name and mailing address of the sole incorporator are as follows:

NAME	MAILING ADDRESS
Kellie Keeling	609 Main Street
Houston, Texas 77002

ARTICLE V

Section 5.1    The total number of shares of stock which the Corporation shall have authority to issue one thousand (1,000) shares of common stock, each having a par value of one one-thousandth of a dollar ($0.001) (the “Common Shares”).

Section 5.2    Common Shares.

(a)    Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, holders of record of Common Shares shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all other matters submitted to a vote of stockholders of the Corporation.

(b)    Dividends. Holders of Common Shares shall be entitled to receive proportionately, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, dividends payable either in cash, in property or in shares of capital stock.

(c)    Liquidation, Dissolution, or Winding Up. In the event of a dissolution, liquidation or winding up of the affairs of the Corporation (“Liquidation”), holders of Common Shares shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive, after payment of all of the liabilities of the Corporation, or after money sufficient therefore shall have been set aside, all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of Common Shares held by them respectively.

ARTICLE VI

Section 6.1    Term of Directors. At each annual meeting of the stockholders, each director’s term will expire, and each director shall be elected to hold office for a term expiring at the next annual meeting of stockholders and until their successors are duly elected and qualify; provided that the term of office for any incumbent director shall not be shortened, but such director shall serve until the expiration of his current term or until his prior death, retirement, resignation or removal for cause. Directors may be elected to an unlimited number of successive terms.

Section 6.2    Changes. The Board of Directors, by amendment to the Corporation’s Bylaws, is expressly authorized to change the number of directors without the consent of the stockholders to any number between two or nine and to allocate such number of directors among the classes as evenly as practicable.

Section 6.3    Elections. Elections of directors need not be by written ballot unless otherwise provided in the Corporation’s By-laws.

Section 6.4    Removal of Directors. Any director may be removed for cause from office by the action of the holders of at least seventy-five percent (75%) of the then outstanding shares of the Corporation’s capital stock entitled to vote for the election of the respective director. Any director may be removed with or without cause by approval of at least sixty-six and two-thirds percent (66 2/3%) of the continuing directors (as defined in Section 10.1).

Section 6.5    Vote Required to Amend or Repeal. The affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of the Corporation’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this ARTICLE V; provided, however, that if at least sixty-six and two-thirds percent (66 2/3%) of the continuing directors (as defined in Section 10.1) have approved such amendment or repeal, the affirmative vote required for such amendment or repeal shall be a majority of such shares.

Section 6.6    Vacancies. Unless the Board of Directors otherwise determines, all vacancies on the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors shall be filled exclusively by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders.

ARTICLE VII

Section 7.1    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 7.2    To the fullest extent permitted by the DGCL, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this Section 7.2 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 7.3    In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, or this Certificate of Incorporation.

ARTICLE VIII

Section 8.1    Special Meetings of Stockholders. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or this Certificate of Incorporation, only by the chairman, vice-chairman, chief executive officer or president or by a resolution duly adopted by a majority of the members of the Board of Directors.

Section 8.2    Vote Required to Amend or Repeal. The affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of the Corporation’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this ARTICLE VII.

ARTICLE IX

Section 9.1    Amend or Real By-Laws. The Board of Directors is expressly empowered to adopt, amend or repeal the By-laws of the Corporation; provided, however, that any adoption, amendment or repeal of the By-laws by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66 2/3%) of the continuing directors (as defined in Section 10.1). The stockholders shall not have the right to adopt, amend or repeal the By-laws of the Corporation.

Section 9.2    Vote Required to Amend or Repeal. The affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of the Corporation’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this ARTICLE VIII.

ARTICLE X

Section 10.1    The conversion of the Corporation from a business development company to a closed-end investment company or an open-end investment company, the liquidation and dissolution of the Corporation, the merger or consolidation of the Corporation with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same provisions as described in Sections 6.1, 6.4, 6.5, 6.6, 8.1, 8.2, 9.1, 9.2, 10.1 and 12.1 of this Certificate of Incorporation or the amendment of any of the provisions discussed herein shall require the approval of (i) the holders of at least eighty percent (80%) of the then outstanding Common Shares of the Corporation’s capital stock, voting together as a single class, or (ii) at least (A) a majority of the “continuing directors” and (B) the holders of at least seventy-five percent (75%) of the then outstanding Common Shares of each affected class or series of the Corporation’s capital stock, voting separately as a class or series. For purposes of this Certificate of Incorporation, a “continuing director” is a director who (x) (A) has been a director of the Corporation for at least twelve (12) months and (B) is not a person or an affiliate of a person who enters into, or proposes to enter into, a business combination with the Corporation or (y) (A) is a successor to a continuing director, (B) who was appointed to the Board of Directors by at least a majority of the continuing directors and (C) is not a person or an affiliate of a person who enters into, or proposes to enter into, a business combination with the Corporation.

ARTICLE XI

Section 11.1    Meetings of stockholders may be held within or without the State of Delaware, as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.

ARTICLE XII

Section 12.1    Certain Transactions.

(a)    Notwithstanding any other provision of this Certificate of Incorporation and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of a majority of the Directors then in office followed by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Common Shares of each affected class or series outstanding, voting as separate classes or series, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Common Shares otherwise required by law, whether now or hereafter authorized, or any agreement between the Corporation and any national securities exchange.

(b)    The term “Principal Shareholder” shall mean any corporation, Person (which shall mean and include individuals, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof) or other entity which is the beneficial owner, directly or indirectly, of ten percent (10%) or more of the outstanding Common Shares of any outstanding class or series and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Common Shares which a corporation, Person or other entity beneficially owns directly, (a) any corporation, Person or other entity shall be deemed to be the beneficial owner of any Common Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Corporation) or (ii) which are beneficially owned, directly or indirectly (including Common Shares deemed owned through application of clause (i) above), by any other corporation, Person or entity with which its “affiliate” or “associate” (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Common Shares, or which is its “affiliate” or “associate” as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, and (b) the outstanding Common Shares shall include Common Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Common Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

(c)    This Section shall apply to the following transactions:

(i)    The merger or consolidation of the Corporation or any subsidiary of the Corporation with or into any Principal Shareholder.

(ii)    The issuance of any securities of the Corporation to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan).

(iii)    The sale, lease or exchange of all or any substantial part of the assets of the Corporation to any Principal Shareholder (except assets having an aggregate fair market value of less than five percent (5%) of the total assets of the Corporation, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(iv)    The sale, lease or exchange to the Corporation or any subsidiary thereof, in exchange for securities of the Corporation, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than five percent (5%) of the total assets of the Corporation, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(d)    The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if 80% of the continuing directors (as defined in Section 10.1) shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent such transaction, in which case approval by a “majority of the outstanding voting securities,” as such terms is defined in the 1940 Act, of the Corporation with each class and series of Common Shares voting together as a single class, except to the extent otherwise required by law, the 1940 Act or this Certificate of Incorporation with respect to any one or more classes or series of Common Shares, in which case the applicable proportion of such classes or series of Common Shares voting as a separate class or series, as case may be, also will be required, shall be the only vote of Shareholders required by this Section, or (ii) any such transaction with any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record or beneficially by the Corporation and its subsidiaries.

(e)    The Board of Directors shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Corporation whether (i) a corporation, person or entity beneficially owns any particular percentage of the outstanding Common Shares of any class or series, (ii) a corporation, person or entity is an “affiliate” or “associate” (as defined above) of another, (iii) the assets being acquired or leased to or by the Corporation or any subsidiary thereof constitute a substantial part of the assets of the Corporation and have an aggregate fair market value of less than five percent (5%) of the total assets of the Corporation, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

ARTICLE XIII

Section 13.1    The Corporation is to have perpetual existence.

ARTICLE XIV

Section 14.1    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute or by this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XV

Section 15.1    The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this ARTICLE XV shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

Section 15.2    The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this ARTICLE XV to directors and officers of the Corporation.

Section 15.3    The rights to indemnification and to the advance of expenses conferred in this ARTICLE XV shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the By-laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Section 15.4    The rights to indemnification and to the advance of expenses conferred in this ARTICLE XV shall be subject to the requirements of the 1940 Act to the extent applicable.

Section 15.5    Any repeal or modification of this ARTICLE XV by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE XVI

Section 16.1    The Corporation expressly elects not to be governed by Section 203(a) of Title 8 of the DGCL.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned, being the sole incorporator of the Corporation, has executed this Consent of the Sole Incorporator as of the date first written above.

By:	/s/ Kellie Keeling
Name: Kellie Keeling
Its:	Sole Incorporator

[Signature Page to Certificate of Incorporation of Echelon Acquisition Sub, Inc.]

ANNEX B: FCRD FAIRNESS OPINION

October 3, 2022

The Board of Directors

The Special Committee of the Board of Directors

First Eagle Alternative Capital BDC, Inc.

500 Boylston Street, Suite 1200

Boston, MA 02116

Members of the Board of Directors (the “Board”) and the Special Committee of the Board (the “Committee”) of First Eagle Alternative Capital BDC, Inc.:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to the common stockholders of First Eagle Alternative Capital BDC, Inc. (“First Eagle”), collectively as a group, of the Aggregate Merger Consideration (as defined below) in the proposed merger of Echelon Acquisition Sub, Inc. (“Acquisition Sub”), a wholly-owned subsidiary of Crescent Capital BDC, Inc. (“Crescent”), with and into First Eagle with First Eagle as the surviving company (such transaction, the “First Merger” and, taken together with the immediately subsequent merger of First Eagle with and into Echelon Acquisition Sub LLC (“Acquisition Sub 2”), a wholly-owned subsidiary of Crescent, the “Transaction”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among First Eagle, Crescent, Acquisition Sub, Acquisition Sub 2 and Crescent Cap Advisors, LLC, the external adviser of Crescent (“Crescent Adviser”). Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the First Merger and without any action on the part of First Eagle, Crescent, Acquisition Sub or the holders of any securities of First Eagle or Acquisition Sub, all of the shares of common stock, par value $0.001 per share, of First Eagle (“First Eagle Common Stock”) issued and outstanding as of the Determination Date (as defined in the Agreement) (excluding any Canceled Shares (as defined in the Agreement)) shall be converted into the right to receive, in the aggregate, the following: (a) from Crescent, pursuant to certain election, proration and reallocation procedures as set forth in the Agreement (as to which we express no opinion), (i) a number of shares of common stock, par value $0.001 per share, of Crescent (“Crescent Common Stock”) equal to the number of shares of First Eagle Common Stock issued and outstanding as of the Determination Date (excluding any Canceled Shares) multiplied by the Exchange Ratio (defined in the Agreement as the quotient of the Company Per Share NAV (as defined in the Agreement) divided by the Parent Per Share NAV (as defined in the Agreement)) (such number of shares of Crescent Common Stock, the “Aggregate Share Consideration”) (provided that in no event that will the Aggregate Share Consideration exceed 19.99% of the number of shares of Crescent Common Stock outstanding as of the date of the Agreement) and (ii) if the Aggregate Share Consideration Value (defined in the Agreement as the product of the Parent Per Share NAV multiplied by the Aggregate Share Consideration) is less than the Closing Company Net Asset Value (as defined in the Agreement), an amount in cash equal to the Closing Company Net Asset Value minus the Share Consideration Value (such amount in cash, the “Crescent Aggregate Cash Consideration”), and (b) from Crescent Adviser, an amount in cash equal to $35.0 million (the “Crescent Adviser Aggregate Cash Consideration”). The Aggregate Share Consideration, the Crescent Aggregate Cash Consideration and the Crescent Adviser Aggregate Cash Consideration, collectively, are referred to herein as the “Aggregate Merger Consideration.” At the direction of First Eagle and without independent verification, we have relied upon and assumed for purposes of our analyses and this opinion, that the Company Per Share NAV will be $4.85, the Parent Per Share NAV will be $20.48 and the Closing Company Net Asset Value will be approximately $145.0 million and that, as a result thereof, the Aggregate Share Consideration will equal 19.99%

The Board of Directors - First Eagle Alternative Capital BDC, Inc.

The Special Committee of the Board of Directors

October 3, 2022

of the number of shares of Crescent Common Stock outstanding as of the date of the Agreement and the Crescent Aggregate Cash Consideration will be approximately $18.6 million. The terms and conditions of the Transaction are more fully set forth in the Agreement.

KBW has acted as financial advisor to the Board and not as an advisor to or agent of any other person. As part of our investment banking business, we are regularly engaged in the valuation of business development company (“BDC”) securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. Further to existing sales and trading relationships between (i) First Eagle and each of KBW and a KBW broker-dealer affiliate and (ii) Crescent and a KBW broker-dealer affiliate, and otherwise in the ordinary course of KBW and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, First Eagle, its external adviser, Crescent and Crescent Adviser. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of First Eagle and Crescent for our and their own accounts and for the accounts of our and their respective customers and clients. We have acted exclusively for the Board in rendering this opinion and will receive a fee from First Eagle for our services. A portion of our fee is payable upon the rendering of this opinion and a significant portion is contingent upon the successful completion of the Transaction. In addition, First Eagle has agreed to indemnify us for certain liabilities arising out of our engagement.

In addition to this present engagement, in the past two years, KBW has provided investment banking and financial advisory services to First Eagle and received compensation for such services. KBW acted as (i) book-running manager in First Eagle’s May 2021 notes offering and (ii) a joint book-running manager in First Eagle’s November 2021 notes offering. In the past two years, KBW has provided investment banking and financial advisory services to Crescent and received compensation for such services. KBW acted as a joint bookrunner in Crescent’s November 2021 equity offering. In the past two years, KBW has not provided investment banking or financial advisory services to Crescent Adviser. We may in the future provide investment banking and financial advisory services to First Eagle, its external adviser, Crescent or Crescent Adviser and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of First Eagle and Crescent and bearing upon the Transaction, including among other things, the following: (i) a draft of the Agreement dated October 3, 2022 (the most recent draft made available to us); (ii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2021 of First Eagle; (iii) the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022 and June 30, 2022 of First Eagle; (iv) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2021 of Crescent; (v) the unaudited quarterly financial statements and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022 and June 30, 2022 of Crescent; (vi) certain other interim reports and other communications of First Eagle and Crescent provided to their respective stockholders; and (vii) other financial information concerning the respective businesses and operations of First Eagle and Crescent furnished to us by First Eagle and Crescent or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of First Eagle and Crescent; (ii) the assets and liabilities of First Eagle and Crescent; (iii) the nature and terms of certain other merger transactions and business combinations in the BDC industry; (iv) a comparison of certain financial and stock market information for First Eagle and Crescent with similar

The Board of Directors - First Eagle Alternative Capital BDC, Inc.

The Special Committee of the Board of Directors

October 3, 2022

information for certain other companies the securities of which are publicly traded; (v) financial and operating forecasts and projections of First Eagle that were prepared by First Eagle management, provided to us and discussed with us by such management, and used and relied upon by us at the direction of such management and with the consent of the Board; and (vi) financial and operating forecasts and projections of Crescent that were prepared by Crescent management, provided to us and discussed with us by such management, and used and relied upon by us based on such discussions, at the direction of First Eagle management and with the consent of the Board. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the BDC industry generally. We have also participated in discussions that were held with the respective managements of First Eagle and Crescent regarding the respective past and current business operations, regulatory relations, financial condition and future prospects of First Eagle and Crescent and such other matters as we have deemed relevant to our inquiry. In addition, we have considered the results of the efforts undertaken by First Eagle, with our assistance, to solicit indications of interest from third parties regarding a potential transaction with First Eagle.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to or discussed with us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied upon the management of First Eagle as to the reasonableness and achievability of the financial and operating forecasts and projections of First Eagle referred to above (and the assumptions and bases therefor), and we have assumed that such forecasts and projections have been reasonably prepared and represent the best currently available estimates and judgments of such management and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such management. We have further relied, with the consent of First Eagle, upon Crescent management as to the reasonableness and achievability of the financial and operating forecasts and projections of Crescent referred to above (and the assumptions and bases therefor), and we have assumed that such forecasts and projections have been reasonably prepared and represent the best currently available estimates and judgments of Crescent management and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such management.

It is understood that the foregoing financial information of First Eagle and Crescent that was provided to us was not prepared with the expectation of public disclosure and that all such information is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with the respective managements of First Eagle and Crescent, and with the consent of the Board, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. Among other things, such information has assumed that the ongoing COVID-19 pandemic could have an adverse impact, which has been assumed to be limited, on First Eagle and Crescent. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof. We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either First Eagle or Crescent since the date of the last financial statements of each such entity that were made available to us. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or

The Board of Directors - First Eagle Alternative Capital BDC, Inc.

The Special Committee of the Board of Directors

October 3, 2022

otherwise) of First Eagle or Crescent, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of First Eagle or Crescent under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.

We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transactions will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft reviewed by us and referred to above), with no adjustments to the Aggregate Merger Consideration and no other consideration or payments in respect of First Eagle Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transactions and that all conditions to the completion of the Transaction and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of First Eagle, Crescent or the pro forma entity, or the contemplated benefits of the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of First Eagle that First Eagle has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to First Eagle, Crescent, Acquisition Sub, Acquisition Sub 2, the Transaction and any related transaction, and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, to holders of First Eagle Common Stock, collectively as a group, of the Aggregate Merger Consideration in the First Merger. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction, including without limitation, the form or structure of the Transaction (including the form and structure of the Aggregate Merger Consideration or the allocation thereof between cash and stock) or any such related transaction, any consequences of the Transaction or any such related transaction to First Eagle, its stockholders, creditors or otherwise (including any aspect of any future dividends payable in respect of Crescent Common Stock issued in the First Merger), or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder, escrow or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. There is currently significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. We express no view or opinion as to any differences in the

The Board of Directors - First Eagle Alternative Capital BDC, Inc.

The Special Committee of the Board of Directors

October 3, 2022

actual amounts of the Company Per Share NAV, the Parent Per Share NAV and the Closing Company Net Asset Value from the amounts thereof that we have been directed to assume for purposes of our analyses and this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of First Eagle to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by First Eagle, the Board or the Committee, (iii) the fairness of the amount or nature of any compensation to any of First Eagle’s officers, directors or employees, or any class of such persons, relative to the compensation to the holders of First Eagle Common Stock, (iv) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of First Eagle (other than the holders of First Eagle Common Stock, collectively as a group, solely with respect to the Aggregate Merger Consideration (as described herein) and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of Crescent or any other party to any transaction contemplated by the Agreement, (v) whether Crescent has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Crescent Aggregate Cash Consideration to the holders of First Eagle Common Stock at the closing of the First Merger, (vi) whether Crescent Adviser has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Aggregate Crescent Adviser Cash Consideration to the holders of First Eagle Common Stock at the closing of the First Merger, (vii) any elections by holders of First Eagle Common Stock to receive the Parent Cash Consideration (as defined in the Agreement) in lieu of the Share Consideration (as defined in the Agreement) or the actual allocation between cash and shares of Crescent Common Stock among such holders (including, without limitation, any reallocation thereof as a result of proration pursuant to the Agreement), (viii) any adjustment (as provided in the Agreement) to the Crescent Aggregate Cash Consideration assumed for purposes of our opinion (whether relating to payment of tax dividends or otherwise); (ix) the actual value of Crescent Common Stock to be issued in the First Merger, (x) the prices, trading range or volume at which Crescent Common Stock or First Eagle Common Stock will trade following the public announcement of the Transaction or the prices, trading range or volume at which Crescent Common Stock will trade following the consummation of the Transaction, (xi) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (xii) any legal, regulatory, accounting, tax or similar matters relating to First Eagle, Crescent, their respective stockholders, or relating to or arising out of or as a consequence of the Transaction or any related transaction, including whether or not the Transaction would qualify as a tax-free reorganization for United States federal income tax purposes.

This opinion is for the information of, and is directed to, the Board (in its capacity as such) and, as requested by the Board, the Committee (in its capacity as such) in connection with their respective consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Board or the Committee as to how it should vote on the Transaction, or to any holder of First Eagle Common Stock or any stockholder of any other entity as to how to vote or act in connection with the Transaction or any other matter (including, with respect to holders of First Eagle Common Stock, what election any such stockholder should make with respect to receiving the Parent Cash Consideration in lieu of the Share Consideration), nor does it constitute a recommendation regarding whether or not any such stockholder should enter into a voting, stockholders’, or affiliates’ agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

The Board of Directors - First Eagle Alternative Capital BDC, Inc.

The Special Committee of the Board of Directors

October 3, 2022

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Aggregate Merger Consideration in the First Merger is fair, from a financial point of view, to the holders of First Eagle Common Stock, collectively as a group.

Very truly yours,

Keefe, Bruyette & Woods, Inc.

PART C: OTHER INFORMATION

Item 15.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. The CCAP Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

The CCAP Charter obligates CCAP, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at CCAP’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, member, manager, partner or trustee and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The CCAP Charter also permits CCAP, with the approval of the CCAP Board or a duly authorized committee thereof, to indemnify and advance expenses to any person who served a predecessor of CCAP in any of the capacities described above and any of CCAP’s employees or agents or any employees or agents of CCAP’s predecessor. In accordance with the Investment Company Act, CCAP will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in the CCAP Charter, CCAP has entered into indemnification agreements with each of CCAP’s current directors and certain of CCAP’s officers and with members of CCAP Advisor’s investment committee and CCAP intends to enter into indemnification agreements with each of CCAP’s future directors, members of CCAP Advisor’s investment committee and certain of CCAP’s officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities which such person may incur by reason of his or her status as a present or former director or officer or member of CCAP Advisor’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of CCAP Advisor’s investment committee.

Maryland law requires a corporation (unless its charter provides otherwise, which the CCAP Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Merger Agreement provides that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Effective Time, existing in favor of the current or former directors, officers, managers or employees of FCRD, its subsidiaries, or FCRD Advisor (to the extent related to the management of FCRD) (collectively, the “FCRD D&O Indemnified Parties”), as provided in their respective organizational documents as in effect on the date of the Merger Agreement or in any contract disclosed or made available to CCAP prior to the date of the Merger Agreement, will survive the Mergers and will continue in full force and effect, and that CCAP will indemnify, defend and hold harmless, and advance expenses to such persons with respect to all acts or omissions by them in their capacities as such at any time prior to the Effective Time, to the fullest extent permitted by applicable law as required by the organizational documents of FCRD or its subsidiaries as in effect on the date of the Merger Agreement. The Merger Agreement also provides that CCAP must cause the organizational documents of FCRD, as the surviving corporation in the First Merger (and any of its successors), to contain, for a period of six years after the Effective Time, provisions no less favorable with respect to indemnification, advancement of expenses and limitations on director, officer and employee liability with respect to the FCRD D&O Indemnified Parties and the period prior to the Effective Time than those that were set forth in the organizational documents of FCRD and its subsidiaries as of the date of the Merger Agreement. Such provisions may not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of the FCRD D&O Indemnified Parties.

In addition, the Merger Agreement provides that CCAP shall purchase and maintain in effect as of the Closing for the benefit of the FCRD D&O Indemnified Parties a six year “tail” insurance and indemnification policy that provides coverage for acts or omissions occurring at or prior to the Effective Time on terms and conditions no less advantageous to such parties than the existing directors’ and officers’ insurance policy maintained by FCRD and its subsidiaries on the date of the Merger Agreement. However, CCAP is not required to pay a total premium for such tail policy in excess of 300% of the annual premium paid by FCRD for such insurance as of the date of the Merger Agreement. If the premium for such tail policy would exceed such maximum premium, CCAP will only be required to obtain as much directors’ and officers’ insurance coverage as can be obtained by paying such maximum premium.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, CCAP Advisor and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from CCAP for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of CCAP Advisor’s services under the investment advisory and management agreement or otherwise as CCAP’s investment advisor.

The Amended & Restated Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, CCAP Administrator and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from CCAP for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of CCAP Administrator’s services under the Amended & Restated Administration Agreement or otherwise as CCAP’s administrator.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of CCAP pursuant to the foregoing provisions, or otherwise, CCAP has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by CCAP of expenses incurred or paid by a director, officer or controlling person of CCAP in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, CCAP will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Please refer to the section of the enclosed proxy statement/prospectus entitled “Comparison of Stockholder Rights” for a discussion of the differences between the rights of FCRD Stockholders and CCAP Stockholders.

Item 16. Exhibits.

(1)(a)	Articles of Amendment and Restatement of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on January 30, 2020 (File No. 814-01132).

(2)(a)	Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed on January 30, 2020) (File No. 814-01132).

(3)	Not applicable

(4)(a)	Agreement and Plan of Merger, dated as of October 3, 2022, by and among the Registrant, Echelon Acquisition Sub, Inc., Echelon Acquisition Sub LLC, First Eagle Alternative Capital BDC, Inc. and Crescent Cap Advisors, LLC (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on October 3, 2022 (File No. 814-01132)).

(4)(b)	Form of Voting Agreement (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on October 3, 2022 (File No. 814-01132)).

(5)(a)	Form of the Registrant’s Stock Certificate (incorporated by reference to Exhibit (d)(2) included in Pre-Effective Amendment No. 1 to the Registration Statement in Form N-2, as filed on June 24, 2021 (File No. 333-255478)).

(5)(b)	Master Note Purchase Agreement, dated July 30, 2020, by and among the Registrant and the Purchasers signatory thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 30, 2020).

(5)(c)	Form of 5.95% Series 2020A Senior Notes due July 30, 2023 (included in Exhibit (5)(b)).

(5)(d)	First Supplement and Amendment to Note Purchase Agreement, dated February 17, 2021, by and among the Registrant and the Purchasers signatory thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on February 17, 2021).

(5)(e)	Form of 4.00% Series 2021A Senior Note Due February 17, 2026 (included in Exhibit (5)(d)).

(6)(a)	Investment Advisory Agreement by and between the Registrant and Crescent Cap Advisors, LLC, dated as of January 5, 2021 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on January 6, 2021).

(7)	Not applicable

(8)	Not applicable

(9)	Custodial Agreement, dated as of May 21, 2021, by and between the Registrant and U.S. Bank National Association (incorporated by reference to Exhibit 10.9 to the Registrant’s Quarterly Report on Form 10-Q filed on August 11, 2021).

(10)	Not applicable

(11)	Opinion and Consent of Venable LLP, Maryland counsel for the Registrant, with respect to the legality of shares (previously filed as Exhibit 11 to the Registrant’s Registration Statement on Form N-14, as filed on December 22, 2022).

(12)	Form of Opinion and Consent of Simpson Thacher & Bartlett LLP, as to certain tax matters (previously filed as Exhibit 12 to the Registrant’s Registration Statement on Form N-14, as filed on December 22, 2022).

(13)(a)	Amended and Restated Dividend Reinvestment Plan of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant’s Annual Report on Form 10-K filed on March 4, 2020).

(13)(b)	Amended and Restated Administration Agreement by and between the Registrant and CCAP Administration LLC (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on February 3, 2020).

(13)(c)	Trademark License Agreement, dated April 30, 2015, by and between the Registrant and Crescent (incorporated by reference to Exhibit 10.3 to the Registrant’s Registration Statement on Form 10 (File No. 000-55380) filed on June 5, 2015).

(13)(d)	Form of Subscription Agreement (incorporated by reference to Exhibit 10.5 to the Registrant’s Registration Statement on Form 10 (File No. 000-55380) filed on June 5, 2015).

(13)(e)	Conformed Loan and Security Agreement (conformed through Amendment No. 4) (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 17, 2020).

(13)(f)	Fifth Amendment to Loan and Security Agreement, dated June 21, 2021, among the Registrant, as the collateral manager, seller and equityholder, Crescent Capital BDC Funding, LLC, as the borrower, the banks and other financial institutions from time to time party thereto as lenders, and Wells Fargo Bank, National Association, as administrative agent, collateral agent, and lender (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on June 25, 2021).

(13)(g)	Senior Secured Revolving Credit Agreement dated October 27, 2021, by and among the Registrant as the Borrower, certain lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent, arranger, and lender (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 29, 2021).

(13)(h)	First Amendment to Senior Secured Revolving Credit Agreement dated March 4, 2022, by and among the Registrant as the Borrower, certain lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent, arranger, and lender (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on March 7, 2022).

(13)(i)	First Omnibus Amendment to the Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated January 13, 2023, by and among the Registrant as the Borrower, certain subsidiary guarantors party thereto, certain lenders party there to and Sumimoto Mitsui Banking Corporation, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on January 18, 2023).

(13)(j)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on January 31, 2020).

(14)(a)	Consent of Ernst & Young LLP, the independent registered public accounting firm for the Registrant (previously filed as Exhibit 14(a) to the Registrant’s Registration Statement on Form N-14, as filed on December 22, 2022).

(14)(b)	Consent of PricewaterhouseCoopers LLP, the independent registered public accounting firm for First Eagle Alternative Capital BDC, Inc (previously filed as Exhibit 14(b) to the Registrant’s Registration Statement on Form N-14, as filed on December 22, 2022).

(14)(c)	Consent of PricewaterhouseCoopers LLP, the independent registered public accounting firm for First Eagle Logan JV LLC (previously filed as Exhibit 14(c) to the Registrant’s Registration Statement on Form N-14, as filed on December 22, 2022).

(15)	Not applicable

(16)	Power of Attorney (incorporated by reference to the signature page to the Registrant’s Registration Statement on Form N-14 filed on November 4, 2022).

(17)(a)	Form of Proxy Card of First Eagle Alternative Capital BDC, Inc.*

(17)(b)	Consent of Keefe, Bruyette & Woods, Inc. (previously filed as Exhibit 17(b) to the Registrant’s Registration Statement on Form N-14, as filed on November 4, 2022).

(17)(c)	Form of Election (previously filed as Exhibit 17(c) to the Registrant’s Registration Statement on Form N-14, as filed on December 22, 2022).

(18)	Filing Fees Table (incorporated by reference to Exhibit 18 to the Registrant’s Registration Statement on Form N-14 filed on November 4, 2022).

*	Filed herewith.

Item 17. Undertakings.

(1)

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, in the State of California, on the 19th day of January 2023.

CRESCENT CAPITAL BDC, INC.

By:	/s/ Jason A. Breaux
Jason A. Breaux
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Jason A. Breaux	Chief Executive Officer	January 19, 2023
Jason A. Breaux

*	Chief Financial Officer	January 19, 2023
Gerhard Lombard

*	Director	January 19, 2023
George G. Strong, Jr

*	Director	January 19, 2023
Steven F. Strandberg

*	Director	January 19, 2023
Michael S. Segal

*	Director	January 19, 2023
Kathleen Briscoe

*	Director	January 19, 2023
Elizabeth Ko

*	Director	January 19, 2023
Susan Yun Lee

* By:	/s/ Jason A. Breaux
Jason A. Breaux
Attorney-in-Fact